As filed with the Securities and Exchange Commission on April 23, 2009

Securities Act File No. 33-24962
Investment Company Act File No. 811-5186

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

 Registration Statement under the Securities Act of 1933

Post-Effective Amendment No. 74 ☒

Registration Statement under the Investment Company Act of 1940

Amendment No. 76 ☒

ADVANCED SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices) (Zip Code)

(203) 926-1888

(Registrant’s Telephone Number, Including Area Code)

Deborah A. Docs

Secretary

Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copies to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b).
☒	on May 1, 2009 pursuant to paragraph (b) of rule 485.
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interst of the Various Portfolios of Advanced Series Trust

(Title of Securities Being Registered)

Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commissi on nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST Academic Strategies Asset Allocation Portfolio	AST International Growth Portfolio
AST Advanced Strategies Portfolio	AST International Value Portfolio
AST Aggressive Asset Allocation Portfolio	AST Investment Grade Bond Portfolio
AST AllianceBernstein Core Value Portfolio	AST JPMorgan International Equity Portfolio
AST AllianceBernstein Growth & Income Portfolio	AST Large-Cap Value Portfolio
AST American Century Income & Growth Portfolio	AST Lord Abbett Bond-Debenture Portfolio
AST Balanced Asset Allocation Portfolio	AST Marsico Capital Growth Portfolio
AST Bond Portfolio 2015	AST MFS Global Equity Portfolio
AST Bond Portfolio 2016	AST MFS Growth Portfolio
AST Bond Portfolio 2018	AST Mid-Cap Value Portfolio
AST Bond Portfolio 2019	AST Money Market Portfolio
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
AST CLS Growth Asset Allocation Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST CLS Moderate Asset Allocation Portfolio	AST Niemann Capital Growth Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST DeAM Large-Cap Value Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Federated Aggressive Growth Portfolio	AST PIMCO Total Return Bond Portfolio
AST First Trust Balanced Target Portfolio	AST Preservation Asset Allocation Portfolio
AST First Trust Capital Appreciation Target Portfolio	AST QMA US Equity Alpha Portfolio
AST Focus Four Plus Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Global Real Estate Portfolio	AST Small-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Global Bond Portfolio
AST High Yield Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Horizon Growth Asset Allocation Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST Horizon Moderate Asset Allocation Portfolio	AST UBS Dynamic Alpha Portfolio
AST Western Asset Core Plus Bond Portfolio

INTRODUCTION

Table of Contents
4	INTRODUCTION
4	About the Fund and its Portfolios
5	RISK/RETURN SUMMARY
5	International & Global Portfolios: Investment Objectives & Principal Strategies
12	Capital Growth Portfolios: Investment Objectives and Principal Strategies
26	Growth and Income Portfolios: Investment Objectives and Principal Strategies
28	Special Equity Portfolios: Investment Objectives and Principal Strategies
31	Asset Allocation Portfolios: Investment Objectives and Principal Strategies
45	Fixed Income Portfolios: Investment Objectives and Principal Strategies
54	Principal Risks
62	Principal Risks: Funds of Funds
64	Introduction to Past Performance
65	Past Performance: International & Global Portfolios
70	Past Performance: Capital Growth Portfolios
80	Past Performance: Capital Growth Portfolios (Continued)
87	Past Performance: Growth & Income Portfolios
89	Past Performance: Special Equity Portfolios
92	Past Performance: Asset Allocation Portfolios
109	Past Performance: Fixed Income Portfolios
117	Fees and Expenses of the Portfolios
119	Example
122	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
122	International and Global Portfolios: Investment Objectives & Policies
132	Capital Growth Portfolios: Investment Objectives & Policies
152	Growth and Income Portfolios: Investment Objectives & Policies
154	Special Equity Portfolios: Investment Objectives & Policies
160	Asset Allocation Portfolios: Investment Objectives & Policies
195	Fixed-Income Portfolios: Investment Objectives & Policies

216	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
216	Additional Investments & Strategies
&ndsp
220	HOW THE FUND IS MANAGED
220	Board of Trustees
220	Investment Managers
221	Investment Management Fees
223	Investment Subadvisers
229	Portfolio Managers
&ndsp
249	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
249	Purchasing and Redeeming Shares of the Portfolios
249	Redemption in Kind
249	Frequent Purchases or Redemptions of Portfolio Shares
250	Net Asset Value
252	Distributor
253	OTHER INFORMATION
253	Federal Income Taxes
253	Monitoring for Possible Conflicts
253	Disclosure of Portfolio Holdings

255	FINANCIAL HIGHLIGHTS
255	Introduction

285	APPENDIX I
285	Asset Allocations for Growth Asset Allocation Portfolios as of Jaunary 31, 2009

286	APPENDIX II
286	Asset Allocations for Moderate Asset Allocation Portfolios as of January 31, 2009

287	APPENDIX III
287	Underlying Portfolio Weights for Tactical Asset Allocation Portfolios as of January 31, 2009

292	APPENDIX IV
292	Description of Certain Debt Securities Ratings

295	APPENDIX V
295	Underlying Trust Portfolio Weights for Core Investment Categories

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc., serve as overall investment managers of the Fund. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract . The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Pro spectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

International & Global Portfolios: Investment Objectives & Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST International Value	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies
AST MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers
AST Parametric Emerging Markets Equity	Long-term capital appreciation	The Portfolio invests primarily in equity securities of issuers in emerging markets

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U .S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

The Portfolio's Subadvisers are William Blair & Company LLC (William Blair) and Marsico Capital Management LLC (Marsico).

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other th an the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

The Portfolio invests primarily in companies selected for their growth potential. William Blair generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

In selecting investments for the Portfolio, Marsi co uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management;

5

commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, William Blair was responsible for managing approximately 69% of the Portfolio's assets, and Marsico was responsible for managing approximately 31% of the Portfolio's assets.

Principal Risks:

  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

6

AST International Value Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

The Portfolio's Subadvisers are LSV Asset Management (LSV) and Thornburg Investment Management (Thornburg).

A lthough each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark inde x. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. dollar return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. Thornburg intends to invest on an opportunistic basis where it believes current prices represent a discount to intrinsic value. The strategy normally invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, LSV was responsible for managing approximately 38% of the Portfolio's assets, and Thornburg was responsible for managing approximately 62% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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AST JPMorgan International Equity Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Subadviser intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The Subadviser selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the Subadviser loo ks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. In selecting countries, the Subadviser considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. The Portfolio may invest a substantial part of its total assets in any one country and up to 15% of its assets in securities of issuers located and operating primarily in emerging market countries.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

8

AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

The Portfolio normally invests at least 80% of its net assets in equity securities. The Portfolio may invest in the securities of issuers located in the U.S. and foreign countries (including issuers in emerging market countries). The Subadviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growthand value companies. While the S ubadviser may invest the Portfolio's assets in companies of any size, the Subadviser generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  common and preferred stocks risk

  depositary receipts risk

  derivatives risk

  foreign investment risk

  geographic focus risk

  growth stock risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

9

AST Parametric Emerging Markets Equity Portfolio

Investment Objective: Long-term capital appreciation

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are countries that are: (i) generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation; (ii) classified by the United Nations or otherwise regarded by its own authorities as developing; or (iii) identified by Parametric's portfolio managers as emerging market countries on the basis of market capitalization and liquidity. Emerging market countries include countr ies in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

The Portfolio may invest without limit in foreign securities. The Portfolio seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This investment strategy uses targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Portfolio expects to maintain a bias to broad inclusion; that is Parametric's portfolio managers intend to allocate portfolio holdings among a variety of emerging market countri es. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries. The Portfolio's country allocations are rebalanced periodically to their target weights which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Within each country, the Portfolio seeks to maintain exposure across key economic sectors such as industrial/technology, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.

No more than 25% of the Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may invest in securities of small and new companies. The Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). The Portfolio may invest up to 15% of its net assets in privately issued securities.

The Portfolio also may invest in convertible instruments that generally will not be rated , but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's Investors Service Inc. (Moody's) and lower than BBB by Standard & Poor's Ratings Services (S&P)). Convertible debt securities that are not investment grade are commonly called "junk bonds." The Portfolio may invest up to 20% of its assets in these instruments.

As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.

The Portfolio may at times engage in derivatives transactions (including, without limitation, futures contracts and options, covered short sales, and swap agreements) primarily as a substitute for purchasing or selling securities. The Portfolio also may engage in derivatives transactions to protect against price declines or to enhance investment returns. Derivatives are financial instruments

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whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes, or currencies.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Parametric Portfolio Associates LLC.

Principal Risks:

  company risk

  credit risk

  currency risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  selection risk

  small company risk

  value style risk

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Capital Growth Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Small-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common stocks of small capitalization companies
AST Neuberger Berman Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies
AST Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Goldman Sachs Small-Cap Value	Long-term capital appreciation	The Portfolio invests primarily in equity securities of small capitalization companies that appear to be undervalued
AST Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies
AST Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Neuberger Berman / LSV Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies
AST Mid-Cap Value	Capital growth	The Portfolio invests primariy in mid-capitalization stocks that appear to be undervalued
AST T. Rowe Price Large-Cap Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies
AST MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities
AST Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks
AST Goldman Sachs Concentrated Growth	Long-term capital growth	The Portfolio invests primarily in equity securities
AST DeAM Large-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests primarily in common stocks of large cap companies
AST AllianceBernstein Core Value	Long-term capital growth	The Portfolio invests primarily in common stocks of large capitalization companies that appear to be undervalued
AST QMA US Equity Alpha	Long-term capital appreciation	The Portfolio invests primarily in equity and equity-related securities of U.S. issuers

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AST Small-Cap Growth Portfolio
Investment Objective: long-term capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. Small-capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000 Growth Index. As of January 31, 2009, the market capitalization range of the Russell 2000 Growth Index was $3.6 million to $3.486 billion.

Eagle Asset Management, Inc. (Eagle) uses fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio. The Subadviser's investment strategies seek to identify stocks of companies which have strong business momentum, earnings growth, and superior management teams, as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub adviser, such as price-to-earnings ratios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Eagle.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies with a total market capitalization within the market capitalization range of the Russell 2000® Index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio seeks to reduce risk by diversifying among many companies, sectors and industries. As of January 31, 2009, the average market capitalization of the companies in the Russe ll 2000® Index was $410 billion and the median market capitalization was $275 million. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Manager looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as:

  earnings growth

  finanical condition (such as debt to equity ratio)

  market share and competitive leadership of the company's products market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  liquidity risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $3.64 million to $3.468 billion as of January 31, 2009) or the Standard & Poor's SmallCap 600 Index (which had a market capitalization range of $21.87 million to $2.221 billion as of January 31, 2009). Such definition will be applied at the time of investment, and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign curr encies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Portfolio's subadivser may emphasize investment in a particular country or group of countries which may subject the Fund to risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Portfolio's foreign security exposure was diversified over a greater number of countries.

Federated Equity Management Company of Pennsylvania ("Federated Equity") manages the Portfolio's assets. This Subadviser is led by the Federated Kaufmann Team ("Kaufmann"). Kaufmann's process for selecting investments is bottom-up and growth oriented. There is an emphasis on individual stock selection rather that trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balan ce sheets. Typically, Federated Equity sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the immediate and long-term prospects became poor.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Goldman Sachs Small-Cap Value Portfolio
Investment Objective: to seek long-term capital appreciation.

The Portfolio will seek its objective, under normal circumstances, through investments primarily in equity securities of small

14

capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Subadviser looks for companies using the Subadviser's value investment philosophy. The Subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects . All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Subadviser believes a company's prospective abil ity to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity . Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the Subadviser seeks to purchase well-positioned, cash-generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." The Subadviser believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. B y focusing on stock selection within sectors and avoiding the "losers," the Subadviser believes it can participate in the long-term performance of small cap value with less risk than other managers.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio generally defines small capitalization companies as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 billion. The Portfolio may invest up to 25% of its assets in foreign securities, including securities in emerging countries or securities traded in foreign currencies.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  emerging markets risk

  foreign investment risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 million. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio de termine and allocate a portion of the Portfolio's assets to each of the

15

Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") follows a four-step process. The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimizatio n to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques are designed to effect trading in a cost-effective manner.

Lee Munder Investments, Ltd. ("Lee Munder") seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to t he company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge") emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The Subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The Subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Sub adviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The cri terion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

Principal Risks:

  common and preferred stocks risk

  company risk

  derivatives risk

  foreign investment risk

  initial public offering risk

16

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  smaller company risk

AST Goldman Sachs Mid-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their long-term growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. As of March 31, 2009, the average weighted market capitalization of the companies in the Russell Midcap® Growth Index was $5.492 billion and the median market capitalization was $2.422 billion. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings gro wth potential that may not be recognized by the market at large.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman Mid-Cap Growth Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of January 31, 2009, the average market capitalization of the companies in the Russell Midcap® Index was $2.94 billion and the median market capitalization was $2.25 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); mark et share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This

17

Portfolio is advised by Neuberger Berman Management LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31, 2009, the average market capitalization of the Russell Midcap® Value Index was $2.72 billion and the median market capitalization was $ 2.06 billion. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager strucutre, the division of the Portfolio's assets and daily cash inflows and outflows between the Subadvisers will be determined by the Investment Managers in their sole discretion. The Investment Managers may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.

Under the Portfolio's value-oriented investment approach the Neuberger Berman Management LLC (Neuberger) looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that Neuberger may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound tra ck record through all phases of the market cycle. Neuberger may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Neuberger generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

LSV Asset Management (LSV) employs an active investment strategy that utilizes a quantitative investment model to evaluate and recommend investment decisions for its segment of the Portfolio in a bottom-up, contrarian value approach.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, LSV was responsbile for managing 66% of the Portfolio's assets and Neuberger was responsible for managing 34% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

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AST Mid-Cap Value Portfolio
Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of mid-cap companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31, 2009, the range was from $8.5 million to $13.85 billion.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Man agers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, 80% of its net assets in the equity securities of mid-cap companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

WEDGE Capital Management, LLP ("WEDGE") normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks wit h the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive, qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth asses sment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC ("EARNEST") normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens the relevant universe and selects for an in-depth fundamental review those companies exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review many companies and focus on those it considers the best prospects.

Next, the approximately 150 companies identified in the screening process that appear to have superior financial and market characteristics are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The S ubadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization

19

have grown to $40 billion).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mid-cap risk

  stock selection risk

  value style risk

AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of January 31, 2009, was $3.1 billion, and is subject to change). The market capitalization of the companies in the Portfolio and the Russell 1000® Growth Index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during ti mes of slow economic growth.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

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AST MFS Growth Portfolio Investment Objective: to seek long-term growth of capital and future, rather than current, income.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Massachusetts Financial Services Company.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Marsico Capital Growth Portfolio
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. As of January 31, 2009, the median market capitalization of the Russell 1000® Growth Index was $3.1 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. This Portfolio is advised by Marsico Capital Management, LLC (Marsico).

In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-econ omic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical

21

management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, the Subadviser may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Subadviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Subadviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Subadviser may reduce or sell a Fund's investments in portfolio companies if, in the opinion of the Subadviser, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This portfolio is subadvised by Marsico Capital Management, LLC.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: long-term growth of capital.

The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  industry/sector risk

  initial public offering risk

  investment style risk

  leveraging risk

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  liquidity risk

  management risk

  market risk

  non-diversification risk

  small company risk

AST DeAM Large-Cap Value Portfolio Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. As of January 31, 2009, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $71.033 billion and the median market capitalization was approximately $2.376 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as w ell as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Investment Management Americas, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST Large-Cap Value Portfolio Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. The Portfolio generally defines large capitalization companies as stocks of companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. As of January 31, 2009, the market capitalization range of the Russell 1000® Value Index was $9 million to $380 billion. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

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Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley Capital Management LLC ("Hotchkis and Wiley") normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance Management (Eaton Vance) normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below ac quisition cost or to pursue more attractive investment options.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Drema n, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managers intend to reallocate the Portfolio's assets so that Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  investment style risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  selection risk

  value style risk

AST AllianceBernstein Core Value Portfolio Investment Objective: long-term capital growth.

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The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The Subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Subadviser's investment approach is value-based and price-driven, and it relies on the intensive fundamental and quantitative research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Subadviser based upon a model portfolio of 100-150 stocks constructed by the Subadviser. In selecting investments for the model portfolio, the Subadviser takes a "b ottom-up" approach. In other words, the subadvisor seeks to identify individual companies with cash flow potential that may not be recognized by the market at large. The Subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The Subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

AST QMA US Equity Alpha Portfolio
Investment Objective: Long-term capital appreciation.

The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio normally invests (takes long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States.

By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the U.S. market and includes the largest 1000 securities in the Russell 3000® Index.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Quantitative Management Associates LLC.

Principal Risks:

  borrowing risk

  derivatives risk

  hedging risk

  leverage risk

  liquidity risk

  market risk

  portfolio turnover risk

  selection risk

  short sales risk

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Growth and Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST American Century Income & Growth	Capital growth and, secondarily, current income	The Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques
AST AllianceBernstein Growth & Income	Long-term capital growth and income	The Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

The Portfolio invests primarily in large capitalization, publicly-traded U.S. companies. The Portfolio considers large capitalization companies to be those with a market capitalization of greater than $2 billion. To select stocks for purchase the Subadviser utilizes quantitative management techniques in a two-step process. In the first step, the Subadviser ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the Subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Subadviser uses a technique called portfolio optimization. In portfolio optimization, the Subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the Subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500® Index.

The Subadviser generally sells stocks from the Portfolio when it believes:

· a stock becomes less attractive relative to other stock opportunities,
· a stock's risk parameters outweigh its return opportunity, and/or
· specific events alter a stock's prospects.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by American Century Investment Management, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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AST AllianceBernstein Growth & Income Portfolio
Investment Objective: long-term growth of capital and income.

The Portfolio will invest, under normal circumstances, in common stocks (and securities convertible into common stocks).

The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies tha t offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the la rgest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on the team's multifactor valuation model) to populate the portfolio with securities it believes are attractively valued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

  portfolio turnover risk

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Special Equity Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies
AST Global Real Estate	Capital appreciation and income	The Portfolio invests primarily in equity-related securities of real estate companies
AST T. Rowe Price Natural Resources	Capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include re al estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  real estate risk

AST Global Real Estate Portfolio
Investment Objective: Capital appreciation and income

The investment objective of the Portfolio is to seek capital appreciation and income. The Portfolio's investment objective is not a fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.

In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio will

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concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

The Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Service (IRS) requirements. However, while REITs themselves do not pay inco me taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income - most of which comes from rents, mortgages and gains on sales of property - to shareholders. The Portfolio may invest without limit in the securities of REITs.

The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and smal l hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. The Portfolio's advised by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.

Principal Risks:

  common and preferred stocks risk

  market risk

  selection risk

  foreign investment risk

  currency risk

  liquidity risk

  derivatives risk

  hedging risk

  credit risk

  interest rate risk

  portfolio turnover risk

  real estate risk

  market sector/industry concentration risk

  non-diversification risk

  private real estate-related securities--investments in partnerships and other entities valuation of private real estate-related investments risk

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AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. The Portfolio may also purchase futures and options in keeping w ith its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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Asset Allocation Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST Academic Strategies Asset Allocation Portfolio*	Long-term capital appreciation	The Portfolio uses a multi-asset class strategy that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds
AST Schroders Multi-Asset World Strategies Portfolio	Long-term capital appreciation	The Portfolio uses a flexible global asset allocation approach, by investing in both traditional and alternative asset classes
AST Focus Four Plus Portfolio*	Long-term capital growth	The Portfolio invests in five specialized strategies: four quantitative strategies that invest primarily in equity securities and one fixed-income strategy
AST Advanced Strategies	A high level of absolute return	The Portfolio invests primarily in a diversified portoflio of equity and fixed-income securities
AST T. Rowe Price Asset Allocation	A high level of total return	The Portfolio invests primarily in a diversified portfolio of equity and fixed-income securities
AST UBS Dynamic Alpha	Maximize total return, consisting of capital appreciation and current income	The Portfolio is a multi-asset class fund
AST First Trust Balanced Target	Long-term capital growth balanced by current income	The Portfolio allocates assets across six investment strategies
AST First Trust Capital Appreciation Target	Long-term capital growth	The Portfolio allocates assets across six investment strategies
AST Aggressive Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Balanced Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Capital Growth Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST Preservation Asset Allocation*	Highest potential total return consistent with a specified level of risk tolerance	The Portfolio invests primarily in a diversified portfolio of Underlying Portfolios
AST CLS Growth Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy
AST CLS Moderate Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy
AST Horizon Growth Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy
AST Horizon Moderate Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy
AST Niemann Capital Growth Asset Allocation*	Highest potential total return consistent with its specified level of risk tolerance	The Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy

*These Portfolios primarily invest in other Portfolios of the Trust (Underlying Trust Portfolios) and are each referred to herein as a "Fund of Funds," and collectively as the "Funds of Funds."

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AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.The overall asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA), and the Investment Managers in consultation with Advanced Quantitative Consulting LLC (the Consultant), a consultant that has been retained by AST. The Subadvisers for the Portfolio are listed below:

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. The Investment Managers will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust (collectively, the Underlying Trust Funds). The Subadvisers will directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Inves tment Managers and QMA.

The Investment Managers will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

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Fixed-income investments in which the portfolio may invest include:
(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsore d enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

  affiliated fund of funds risk

  asset allocation risk

  asset-backed securities risk

  asset transfer program risk

  commodity risk

  common and preferred stock risk

  credit risk

  depository receipts risk

  derivatives risk

  emerging market risk

  equity securities risk

  extension risk

  foreign investment risk

  geographic focus risk

  hedging risk

  high-yield risk

  inflation risk

  infrastructure investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investment in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related securities and asset-backed securities real estate risk

  selection risk

  short sale risk

  small and mid-capitalization company risk

  underlying fund risk

  underlying portoflio selection risk

  underlying trust funds/potential conflicts of interst and Subadviser selection risk

  U.S. government and agency securities risk

  valuation risk

  yankee obligations risk

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AST Schroders Multi-Asset World Strategies Portfolio
(formerly AST American Century Strategic Allocation Portfolio)

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies.

The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing Portfolio assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered with the SEC, such as "hedge funds") (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The Subadvisers will seek to emphasize the management of risk and volatility. Generally, the Subadvisers will seek to minimize the volatility of the Portfolio by:
• Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
• Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
• Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers' assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio's investments. The Subadvisers will rely on proprietary asset allocation models to adjust the amount of the Portfolio's investments in the various asset classes.

The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. The Portfolio's Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroders Investment Management North America Limited (SIMNA Ltd.).

Principal Risks:

  asset allocation risk

  asset transfer program risk

  asset-backed securities risk

  commodity risk

  common and preferred stock risk

  company risk

  credit risk

  depositary receipts risk

  derivatives risk

  extension risk

  foreign investment risk

  geographic focus risk

  growth stock risk

  high-yield risk

  infrastructure investment risk

  initial public offering (IPO) risk

  interest rate risk

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  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage-backed securities

  real estate risk

  selection risk

  small and mid-capitalization company risk

  underlying portfolio selection risk

  valuation risk

  value stock risk

AST Focus Four Plus Portfolio

Investment Objective: long-term capital growth. Such investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Portfolio. As explained in more detail below, the Investment Managers will seek to achieve the Portfolio's investment objective by causing the Portfolio's assets to be allocated across five uniquely specialized investment strategies (each, an Investment Strategy and collectively, the Investment Strategies). The Portfolio will have four quantitative strategies that invest primarily in equity securities (each, an Equity Strategy and collectively, the Equity Strategies) and one fixed-income strategy (the Core Plus Strategy). Brief descriptions of the Investment Strategies and the approximate allocation of Portfolio assets across the five Investment Strategies as of January 31, 2009 appear in the table below. These allocations are subject to change. More detailed descriptions of the Investment Strategies are included in this Prospectus under the caption "Investment Objective and Policies."

Investment Strategy	General Description of Investment Strategy	Approximate Percentage of Portfolio Assets as of January 31, 2009
Value Line Target 25	From the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM , this strategy invests in a market-cap weighted portfolio of 25 non-financial stocks that have the best overall ranking based on 12 month price appreciation, 6 month price appreciation, and return on assets and price to cash flow ratios.	22.5%
S&P Target SMid 60	This strategy invests in 30 small-cap stocks and 30 mid-cap stocks from the S&P Small Cap 400 and the S&P MidCap 600 indices, respectively, based upon a combination of value (e.g., price/cash flow) and growth (e.g. change in ROA and recent momentum) factors.	22.5%
The Dow® Target Dividend	This strategy invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both change in return on assets over the last 12 months and price to book ratio.	22.5%
NYSE® International Target 25	This strategy invests in an equally-weighted portfolio of 25 stocks from the NYSE International 100 Index with the best overall ranking based upon price to book and price to cash flow ratios.	7.5%

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Core Plus Strategy	This strategy invests in investment grade U.S. government, corporate, and mortgage-backed securities as well as non-investment grade debt securities, debt securities issued by non-U.S. issuers, and non- U.S. dollar-denominated debt securities. All of the Portfolio's assets that are allocated to the Core Plus Strategy will be invested in the AST Western Asset Core Plus Bond Portfolio.	25.0%

The Investment Managers are responsible for establishing the overall percentage allocation of Portfolio assets between the four Equity Strategies and the Core Plus Strategy. First Trust Advisors L.P. ("First Trust") serves as the sole Subadviser for the four Equity Strategies of the Portfolio. In that capacity, First Trust will: (i) establish the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers' overall allocation between the four Equity Strategies and the Core Plus Strategy under normal circumstances; (ii) establish the percentage allocation of each security's position within each individual Equity Strategy under normal circumstances; and (iii) handle the day-to-day investment management of Portfolio assets allocated to the Equity Strategies. First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of the Equity Strategies of the Portfolio. The Investment Managers al so will be responsible for obtaining exposure to the Core Plus Strategy for the Portfolio through investments in the AST Western Asset Core Plus Bond Portfolio (the Core Plus Bond Portfolio). Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisers for the Core Plus Bond Portfolio.

In addition to the principal risks listed below, the Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by the four Equity Strategies under normal circumstances. As a result of this policy, equity securities held by the Portfolio will solely not be bought or sold in response to market fluctuations. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds. First Trust, however, may stop purchasingthe securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.).

While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  asset-backed securities risk

  common and preferred stock risk

  company risk

  investment model risk

  credit risk

  currency risk

  derivatives risk

  extension risk

  foreign investment risk

  hedging risk

  high-yield risk

  interest rate risk

  license risk

  liquidity risk

  market risk

  mortgage-backed securities risk

  portfolio turnover risk

  selection risk

  small and mid-capitalization company risk

  underlying fund risk

  valuation risk

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AST Advanced Strategies Portfolio
Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing equity and fixed-income securities, derivative instruments and exchange-traded funds.

The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of equity and fixed-income securities. In particular, QMA, an affiliate of the Investment Manager and a Subadviser to the Portfolio, allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the Subadvisers to dete rmine which advisers are expected to perform best under the prevailing macro-economic landscape.

Overall, the Advanced Strategies Portfolio pursues a combination of traditional and non-traditional investment strategies. The asset allocation generally provides for an allotment of 40% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The allocations will be reviewed by QMA periodically and may be altered or adjusted by the QMA in its discretion at any time without prior notice. Such adjustments will be reflected in the annual update to the prospectus. The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies). Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.

Fixed-income investments in which the Portfolio may invest include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" secur ities, event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., William Blair & Company LLC, LSV Asset Management, Pacific Investment Management Company LLC, and QMA.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  asset-backed securities risk

  commodities risk

  common and preferred stocks risk

  company risk

  credit risk

  depositarty receipts risk

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  derivatives risk

  foreign investment risk

  growth and value stock risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government or government-related entities portfolio turnover risk

  prepayment, or call, risk

  privately-issued mortgage-related and asset-backed securities risk real estate risk

  selection risk

  short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overal l U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the Subadviser's outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in futures, swaps and other derivatives in keeping with its objective. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities. Fixed-income securities may be sold to adjust the Portfolio's average maturity, duration, or credit quality or to shift assets into higher yielding securities or different sectors.

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might

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arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price Associates, Inc.

Principal Risks:

  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  growth and value stock risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi asset-class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with it s investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments.

Asset allocation decisions are tactical, based upon an assessment by UBS Global Asset Management (Americas), Inc. (UBS) of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sect or, country, and currency views. To that end, UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies. Within the equity portion of the portfolio, UBS will primarily use value-oriented equity strategies but also may use growth-oriented strategies. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system

39

that ranks stocks using a series of growth, valuation and momentum metrics.

Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (including the U.S.) and emerging markets. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds."

The Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

The Portfolio is non-diversified for purposes of the1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by UBS Global Asset Management (Americas), Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversified risk

  portfolio turnover risk

  prepayment risk

  short sale risk

  small company risk

  value stock risk

AST First Trust Balanced Target Portfolio Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

In seeking to achieve their respective investment objectives, each Portfolio allocates its assets across six uniquely specialized investment strategies (five common strategies, plus a different sixth investment strategy for each Portfolio). The allocation across the investment strategies for each Portfolio is set forth in this Prospectus under "More Detailed Information About How the Portfolios Invest." In addition, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and approximately 35% in fixed-income securities as of the security selection date. Depending on market conditions, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and approximately 20% in fixed- income securities as of the security selection date. Depending on market conditions, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

First Trust (as defined below) will select securities for each Portfolio that are identified by a model based on six uniquely specialized investment strategies, as follows:

· Dow Jones Income
· NYSE® International Target 25
· Global Dividend Target 15
· Value Line® Target 25
· Target Small-Cap
· The Dow® Target Dividend (AST First Trust Balanced Target Portfolio only)
· NASDAQ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

Initially, each Portfolio will invest in securities determined by the model based on its six respective investment strategies. On or about the annual selection date (March 1), each Portfolio will establish both the percentage allocations among the six investment strategies under normal circumstances and the percentage allocation of each security's position within each of the five investment strategies that invest primarily in equity securities (each, an Equity Strategy and collectively the Equity Strategies). First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of either Portfolio. A more complete description of the investment strategy of each Portfolio is included in this Prospectus under "More Detailed Information About How the Portfolios Invest."

In addition to the principal risks listed below, each Portfolio is also subject to investment model risk due to its policy of investing solely in securities identified by a model based on six investment strategies under normal circumstances. As a result of this policy, securities held by each Portfolio will not be bought or sold in response to market fluctuations. First Trust, however, may stop purchasing the securities of an issuer in accordance with the requirements of one of the strategies in the event the issuer suffers a material adverse development (e.g., bankruptcy, insolvency, etc.). To the extent this management style is non-dynamic, the Portfolios may subject investors to greater market risk than other Portfolios.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. These Portfolios are advised by First Trust Advisors L.P. ("First Trust")

Principal Risks:

  company risk

  credit risk

  currency risk

  derivatives risk

  foreign investment risk

  interest rate risk

  license risk

  liquidity risk

  management risk

  market risk

  mid-capitalization company risk

  portfolio turnover risk

  small company risk

AST Dynamic Asset Allocation Portfolios:
AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

These Portfolios are "funds of funds." That means that each Portoflio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which they may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the portfolios. Currently, the only Underlying Portfolios in which they invest are other Portfolios of the Trust and certain money market funds advised by the Manager or one of its affiliates.

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The asset allocation strategy for each Portfolio is determined by Prudential Investments, LLC (PI) and Quantitative Management Assocaiets LLC (QMA). As a general matter, QMA will begin by constructing a neutral allocation for each Portfolio. Each neutral allocation initially divides the assets for the corresponding Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, which generally serves as a proxy for domestic equities markets, the MSCI EAFE Index, which generally serves as a proxy for international equities markets, and the Barclays Capital U.S. Aggregate Bond Index, which generally serves a proxy for the investment-grade domestic bond market. Generally, the neutral allocation for the more aggressive Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinat ions of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers) and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within certain pre-determined ranges. See the table in the section entitled "More Detailed Information About How the Portfolios Invest" for a description of these ranges. Consistent with each Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such predetermined ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these Portfolios is permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency. In addition, the Investment Managers and the Trust have received exemptive relief from the SEC to permit these Portfolios (among others) to invest in derivative instruments that are not classified as securities under the federal securities laws, including, without limitation, futures contracts, forwards, an d swap agreements. Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

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  small- and mid-capitalization company risk

  market sector/industry risk

  portfolio turnover risk

AST Tactical Asset Allocation Portfolios:
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST Niemann Capital Growth Asset Allocation Portfolio

Investment Objective: The investment objective of each of the Tactical Asset Allocation Portfolios is to obtain the highest potential total return consistent with their respective specified levels of risk tolerance.

The AST CLS Growth Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio (collectively, the Growth Asset Allocation Portfolios) generally will have a higher level of risk tolerance than the AST CLS Moderate Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio (together, the Moderate Asset Allocation Portfolios) because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Tactical Asset Allocation Portfolios and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval. No assurance can be given that any of the Tactical Asset Allocation Portfolios will achieve its investment objective.

The Tactical Asset Allocation Portfolios are "funds of funds." That means that each Tactical Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Tactical Asset Allocation Portfolios include: (i) the other investment portfolios of the Trust that are not operated as "funds-of-funds" (collectively, the Underlying Trust Portfolios); (ii) certain exchange-traded funds (i.e., investment companies that are registered under the Investment Company Act of 1940 (the 1940 Act) as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices) (collectively, the Underlying ETFs); and (iii) registered or non-registered money market funds advised by the Investment Managers or one of their affiliates (collectively, the Underlying Money Market Portfolios). For the purposes of this section of the Prospectus, the Underlying Trust Portfolios, the Underlying Mone y Market Portfolios, and the Underlying ETFs are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Tactical Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Tactical Asset Allocation Portfolios.

Under normal market conditions, it is expected that the assets of the Tactical Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Horizon Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST Horizon Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Niemann Capital Growth Asset Allocation	60% (Approximate Range of 60 - 80%)	70% (Approximate Range of 20 - 40%)

Under normal circumstances, at least 90% of a Tactical Asset Allocation Portfolio's assets will be allocated across as many as seven different "core" investment categories. The seven "core" investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these "core" investment categories.

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Under normal circumstances, no more than 10% of a Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs will be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Tactical Asset Allocation Portfolios.

CLS Investments, LLC (CLS), Horizon Investments, LLC (Horizon), and Niemann Capital Management, Inc. (Niemann Capital Management) (each, an AA Subadviser and collectively, the AA Subadvisers) will be responsible for constructing the target asset allocations for the relevant Tactical Asset Allocation Portfolios, subject to certain guidelines established by the Investment Managers. The asset allocations and the related guidelines for the Growth Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix I to this Prospectus. The asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix II to this Prospectus.

PI will select weighted combinations of Underlying Trust Portfolios for each "core" investment category. This means that all Tactical Asset Allocation Portfolio assets that are allocated to a particular "core" investment category by an AA Subadviser will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of a Tactical Asset Allocation Portfolio's assets normally will be allocated across the "core" investment categories and the related Underlying Trust Portfolios. Under normal circumstances, the remaining 10% of each Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments selected by the relevant AA Subadviser. Only Underlying ETFs selected by the Subadvisers will be used to gain exposure to "off-benchmark" investments. The Underlying Portfolio investments for the Tactical Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix III to this Prospectus.

It is expected that the AA Subadvisers will employ various tactical asset allocation strategies in connection with their establishment of target asset allocations. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect a Tactical Asset Allocation Portfolio's investment performance by hindering the AA Subadviser's ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

While we make every effort to achieve our objective, we cannot guarantee success. It is possible that you could lose money.

Principal Risks:

  asset allocation risk

  asset transfer program risk

  underlying portfolio selection risk

  Subadviser selection risk for underlying trust portfolios

  fund of funds risk

  market risk

  selection risk

  common and preferred stocks risk

  investment style risk

  small- and mid-capitalization company risk

  market sector/industry risk

  credit risk

  interest rate risk

  "junk bond" risk

  foreign investment risk

  derivatives risk

  portfolio turnover risk

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Fixed Income Portfolios: Investment Objectives and Principal Strategies

Portfolio	Investment Goal	Primary Investments
AST T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
AST High Yield	Maximum total return, consistent with preservation of capital and prudent investment management.	The Portfolio invests primarily in high yield fixed-income investments that, at the time of purchase, are rated below investment grade.
AST Lord Abbett Bond-Debenture	High current income and the opportunity for capital appreciation to produce a high total return	The Portfolio invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.
AST PIMCO Total Return Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities.
AST PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital and prudent investment management	The Portfolio invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.
AST Western Asset Core Plus Bond	Maximize total return, consistent with prudent investment management and liquidity needs	The Portfolio invests primarily in a variety of debt and fixed-income securities
AST Bond Portfolio 2015	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2016	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2018	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2019	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Bond Portfolio 2020	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in bonds
AST Investment Grade Bond	Maximize total return, consistent with the preservation of capital and liquidity needs	The Portfolio invests primarily in investment-grade bonds
AST Money Market	High current income and maintain high levels of liquidity	The Portfolio invests in high-quality, short-term U.S. dollar-denominated instruments.

AST T. Rowe Price Global Bond Portfolio
Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging.
The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the fixed-income securities of a single issuer or individual foreign government.

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Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S.dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities. The Portfolio may invest in futures, swaps and other derivatives, in keeping with its objective.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into morepromising opportunities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by T. Rowe Price International, Inc.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high-yield risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  non-diversification risk

  portfolio turnover risk

AST High Yield Portfolio

Investment Objective: to seek maximum total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's net assets plus any borrowings for investment purposes (measured at the time of purchase) in non-investment grade high-yield fixed-income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade investments are financial instruments rated Ba or lower by a Moody's Investors Services, Inc. or equivalently rated by Standard Poor's Corporation, or Fitch Ratings Ltd., or, if unrated, determined by the Subadviser to be of comparable quality. The Portfolio may invest in all types of fixed income securities, including:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities andevent-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreeme nts; and
(13) obligations of international agencies or supranational entities.

The Portfolio may engage in short sales.

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While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

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  management risk

  market risk

  mortgage risk

  risk of investment in other debt obligations issued or guaranteed by the U.S. government and government-related entitites portfolio turnover risk

  prepayment or call risk

  privately issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST Lord Abbett Bond-Debenture Portfolio
Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Subadviser believes that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to curre nt developments and trends in interest rates and economic conditions, the Subadviser attempts to reduce the Portfolio's risks. The Subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall Portfolio or on individual securities.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Lord, Abbett & Co. LLC.

Principal Risks:

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

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  management risk

  market risk

  mortgage risk

  portfolio turnover risk

AST PIMCO Total Return Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and rev erse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements; and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlo ok for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index which, as of December 31, 2008, was 3.67 years. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

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  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST PIMCO Limited Maturity Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fixed-income investments include:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
(3) mortgage and other asset-backed securities;
(4) inflation-indexed bonds issued by both governments and corporations;
(5) structured notes, including hybrid or "indexed" securities and event-linked bonds;
(6) loan participations and assignments;
(7) delayed funding loans and revolving credit securities;
(8) bank certificates of deposit, fixed time deposits and bankers' acceptances;
(9) repurchase agreements and reverse repurchase agreements;
(10) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
(11) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
(12) derivative instruments, including futures, options and swap agreements;and
(13) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may engage in short sales.

While we make every effort to achieve our objective, we can't guarantee success a nd it is possible that you could lose money. This Portfolio is advised by Pacific Investment Management Company LLC.

Principal Risks:

  asset-backed securities risk

  common and preferred stock risk

  credit risk

  derivatives risk

  foreign investment risk

  hedging risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  mangement risk

  market risk

  mortgage risk

  risk of investing in other debt obligations issued or guaranteed by the U.S. government and government-related entities portfolio turnover risk

  prepayment or call risk

  privately-issued mortgage-related and asset-backed securities risk short sale risk

  U.S. government and agency securities risk

  Yankee obligation risk

AST Western Asset Core Plus Bond Portfolio
Investment Objective: To maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective. Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisers for the Portfolio.

The Portfolio will invest in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Portfolio may invest in a variety of securities and instruments, including:

(1) U.S. Government obligations;
(2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);
(3) inflation-indexed securities;< br>(4) mortgage- and other asset-backed securities;
(5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;
(6) fixed-income securities of non-governmental U.S. or non-U.S. issuers;
(7) taxable municipal obligations;
(8) variable and floating rate debt securities;
(9) commercial paper and other short-term investments;
(10) certificates of deposit, time deposits, and bankers' acceptances;
(11) loan participations and assignments;
(12) structured notes;
(13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to ra nge within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing

49

credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset or WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case-by-case basis. As a result, the Portfolio may from time to time hold debt securities that are rated below investment grade. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus.

The Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

Principal Risks:

  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  inflation-indexed securities risk

  interest rate risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  selection risk

AST Target Maturity Portfolios:
AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020

Investment Objectives: To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Investment Grade Bond Portfolio

Investment Objective: To seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.

These investment objectives are not fundamental investment policies for the Portfolios and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Target Maturity Portfolios . Under normal market conditions, each Target Maturity Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities. As used in this Prospectus, the term "investable assets" refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each Target Maturity Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity will be different. For example, the AST Bond Portfolio 2020 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, and AST Bond Portfolio 2019. In addition, each Target

50

Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, the Subadviser (Prudential Investment Management, Inc.)(PIM) expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable contract.

PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be bas ed on ratings as of the date of purchase. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. In the event a Target Maturity Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Principal Investment Policies of the Investment Grade Bond Portfolio . Under normal market conditions, the Investment Grade Bond Portfolio will invest at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by Standard & Poor's Ratings Services (S&P), Baa or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Fitch Ratings Ltd. (Fitch) or, if unrated, are determined by PIM to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed-income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PIM cu rrently intends to maintain an overall weighted average credit quality rating of A- or better for the Investment Grade Bond Portfolio. This target overall credit quality for the Investment Grade Bond Portfolio will be based on ratings as of the date of purchase. In the event the Investment Grade Bond Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, PIM expects to maintain the Investment Grade Bond Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Lehman Brothers Government/Credit 5-10 Year Index). As of December 31, 2008, the average duration of the Barclays Capital Government/Credit 5-10 Year Index was approximately 5.35 years.

The investment objectives of each Target Maturity Portfolio and the AST Investment Grade Bond Portfolio are not fundamental investment policies for the Target Maturity Portfolios and, therefore, may be changed by the Board of Trustees of theFund (the Board) without shareholder approval. While we make every effort to achieve our objectives, we can't guarantee success and it is possible that you could lose money. Each of the Target Maturity Portfolios and the AST Investment Grade Bond Portfolio are subadvised by Prudential Investm ent Management, Inc.

Principal Risks:

  market risk

  selection risk

  interest rate risk

  credit risk

  prepayment or call risk

  special risks relating to asset transfer programs

  mortgage risk

  asset-backed securities risk

  derivatives risk

  U.S. Government and agency securities risk

  other debt obligations issued or guaranteed by the U.S. Government and Government-Related Entities risk hedging risk

  portfolio turnover risk

  Yankee obligations risk

  liquidity risk

AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

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The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, i f only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  market risk

  interest rate risk

  U.S. government and agency securities risk

  management risk

  liquidity risk

52

Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer pro grams, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portf olio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than highe r-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfol ios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price coul d decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on rede mptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companie s are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk. Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise lim iting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corpora tions and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

Principal Risks: Funds of Funds

"Fund of Funds" Structure Description. As previously discussed, each of the Dynamic and Tactical Asset Allocation Portfolios, as well as the Academic Strategies Asset Alloction Portfolio (each, a Fund of Funds, and collectively, the Funds of Funds) is a "fund of funds." That means that each Fund of Funds invests primarily or exclusively in shares of other pooled investment vehicles (collectively, the Underlying Portfolios), including, without limitation, other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Each Fund of Funds has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Fund of Funds will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Funds of Funds invests primarily or exclusively in shares of the Und erlying Trust Portfolios under normal circumstances, the risks associated with each Fund of Funds will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each

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Fund of Funds to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation risk . Asset allocation risk is the risk that an AA Subadviser may allocate assets to an asset class that underperforms other asset classes. For example, a Tactical Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, a Tactical Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Asset Program Transfer Risk. Investments in the Funds of Funds are subject to asset transfer program risk. For a description of this risk factor, please see the information above under the caption "Principal Risks."

Underlying Fund Risk. The value of an investment in an Fund of Funds will be related in part to the investment performance of any Underlying Portfolio in which it invests. Therefore, to the extent an Fund of Funds invests in Underlying Portfolios, the principal risks of investing in the Fund of Funds will be related to the principal risks associated with those Underlying Portfolios and their investments.The risks associated with the securities and investment methods that the Underlying Portfolios may invest in or use are described above under the caption "Principal Risks." Investing in an Underlying Portfolio will also expose the relevant Fund of Funds to a pro rata portion of the Underlying Portfolio's fees and expenses. Underlying Portfolios that are not registered under the federal securities laws are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rule s, and regulations.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Subadvisers and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Underlying Trust Portfolios: Potential Conflicts of Interest and Subadviser Selection Risk. Under normal circumstances, the Dynamic Asset Allocation Portfolios invests 100% of their respective assets in shares of Underlying Trust Portfolios while not less than 90% of each Tactical Asset Allocation Portfolio's assets are invested in shares of Underlying Trust Portfolios. In addition, the AST Academic Strategies Asset Allocation Portfolio normally invests approximately 65% of its assets in shares of Underlying Trust Portfolios. These investments in Underlying Trust Portfolio shares may be subject to certain potential conflicts of interest. As described above, the Investment Managers have engaged the Subadvisers to conduct the investment programs of the Underlying Trust Portfolio, including the purchase, retention and sale of portfolio securities and investments. Subadvisory fees are paid by the Investment Managers to the relevant Subadvisers out of the management fees received by the Investment Managers from the Underlying Trust Portfolios. Because the amount of fees to be retained by the Investment Managers will differ depending upon which Underlying Trust Portfolios are used in connection with the Funds of Funds, it is possible that the interests of the Investment Managers and Contract owners could conflict. In addition, the Investment Managers may have an incentive to take into account the effect on an Underlying Trust Portfolio in which a Fund of Funds may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Trust Portfolio. As a result, it is possible that the interests of the Underlying Trust Portfolio may not be consistent with those of a Fund of Funds.

Each Fund of Funds' investments in the Underlying Trust Portfolios will also be subject to subadviser selection risk. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: International & Global Portfolios

AST International Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
59.16%(4th quarter of 1999)	-25.19%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-50.23%	-0.60%	0.62%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST International Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
64.20%(4th quarter of 1999)	-22.77%(2nd quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-44.00%	2.96%	1.43%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST JPMorgan International Equity Portfolio

Annual Returns

Best Quarter	Worst Quarter
42.51%(4th quarter of 1999)	-20.65%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.38%	0.48%	0.17%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	1.18%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD). The ND (net dividends) and GD (gross dividends) versions of the MSCI EAFE Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST MFS Global Equity Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.32%(2nd quarter of 2003)	-18.10% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/18/99)
Portfolio	-33.99%	2.71%	1.78%
Morgan Stanley Capital International (MSCI) EAFE Index (GD)*	-43.06%	2.10%	-0.04%
Morgan Stanley Capital International (MSCI) World Index (GD)*	-40.33%	0.00%	-1.51%

*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Australasia and the Far East. The Portfolio utilizes the MSCI EAFE Index (GD) and the MSCI World Index (GD). The ND (net dividends) and GD (gross dividends) versions differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD versions do not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Parametric Emerging Markets Equity Portfolio

No performance history is presented for this portfolio, because it is new, and therefore does not yet have a full calendar year of performance.

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Past Performance: Capital Growth Portfolios

AST Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
79.79%(4th quarter of 1999)	-31.21% (4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-35.00%	-5.83%	-1.87%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment managements expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Neuberger Berman Small-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
47.63%(4th quarter of 1999)	-28.92% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-42.54%	-4.19%	-2.55%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Growth Index**	-38.54%	-2.35%	-0.76%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Federated Aggressive Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
35.55%(2nd quarter of 2003)	-32.24% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since inception (10/23/00)
Portfolio	-44.09%	-1.11%	-2.40%
Russell 2000 Index*	-33.79%	-0.93%	1.35%
Russell 2000 Growth Index**	-38.54%	-2.35%	-3.86%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Goldman Sachs Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
22.89%(2nd quarter of 1999)	-25.03%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-26.64%	0.58%	7.91%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 1999)	-23.68%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
18.12%(2nd quarter of 2003)	-33.07%(4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/00)
Portfolio	-40.79%	-1.75%	-11.49%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	2.51%
Russell MidCap Growth Index**	-44.32%	-2.33%	-5.85%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Neuberger Berman Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
49.26%(4th quarter of 1999)	-29.71%(3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-43.18%	0.85%	-0.33%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Growth Index**	-44.32%	-2.33%	-0.19%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
14.93%(3rd quarter of 2003)	-27.32%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-42.26%	-1.91%	3.76%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	4.46%
Russell Midcap Value Index**	-38.44%	0.33%	4.44%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

76

AST Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 2003)	-28.37%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-38.12%	-2.46%	-0.77%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell Midcap Value Index**	-38.44%	0.33%	4.15%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return refl ects the closest calendar month-end return to the inception date of the Portfolio.

77

AST T. Rowe Price Large-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
28.30%(4th quarter of 1999)	-22.64%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.57%	-3.50%	-3.45%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

78

Past Performance: Capital Growth Portfolios (Continued)

AST MFS Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.50%(4th quarter of 2001)	-23.45%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/28/99)
Portfolio	-36.30%	-1.10%	-3.95%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-2.72%
Russell 1000 Growth Index**	-38.44%	-3.42%	-6.04%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any inves tment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

79

AST Marsico Capital Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
36.36%(4th quarter of 1999)	-25.02%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-43.66%	-3.01%	-0.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 100 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any inves tment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

80

AST Goldman Sachs Concentrated Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
33.97%(4th quarter of 1999)	-27.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.27%	-4.31%	-6.41%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Growth Index**	-38.44%	-3.42%	-4.27%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expe nses.

81

AST DeAM Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.61%(2nd quarter of 2003)	-20.48%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-37.30%	-0.05%	-0.06%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell 1000 Value Index**	-36.85%	-0.79%	0.10%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any in vestment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

82

AST Large-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
13.27%(2nd quarter of 2003)	-22.39%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-41.49%	-3.74%	-1.33%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

83

AST AllianceBernstein Core Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.51%(2nd quarter of 2003)	-22.60%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/01)
Portfolio	-41.88%	-3.95%	-1.04%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-2.36%
Russell 1000 Value Index**	-36.85%	-0.79%	0.12%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any in vestment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

84

AST QMA US Equity Alpha Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.61%(4th quarter of 1999)	-21.92%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-38.72%	-4.31%	-2.13%
Russell 1000® Index	-37.60%	-2.04%	-1.09%

Note: Prior to May 1, 2008, the Portfolio was known as the AST AllianceBernstein Managed Index 500 Portfolio. Effective May 1, 2008, the Portfolio changed its investment strategy, investment objective, investment policies, and expense structure. The performance history furnished above prior to May 1, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST AllianceBernstein Managed Index 500 Portfolio, and does not represent the actual or predicted performance of the AST QMA US Equity Alpha Portfolio.

*The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns wold have been lower if they included the effect of these expenses.

85

Past Performance: Growth & Income Portfolios

AST American Century Income & Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
16.27%(2nd quarter of 2003)	-19.98%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-34.74%	-2.14%	-0.71%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Index**	-37.60%	-2.04%	-1.09%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

86

AST AllianceBernstein Growth & Income Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.89%(2nd quarter of 2003)	-20.31%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.69%	-3.19%	0.52%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

87

Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%(4th quarter of 2004)	-35.78%(4th quarter of 2008)

Average annual total returns For periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index*	-37.73%	0.91%	7.42%
Dow Jones Wilshire REIT Index**	-39.20%	0.65%	N/A

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

88

AST Global Real Estate Portfolio

No performance history is presented for the AST Global Real Estate Portfolio, because this Portfolio is new, and therefore does not yet have a full calendar year of performance.

89

AST T. Rowe Price Natural Resources Portfolio

Annual Returns

Best Quarter	Worst Quarter
20.53%(2nd quarter of 2008)	-34.03%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-49.98%	7.02%	11.22%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Lipper Variable Underlying Funds Natural Resources Fund Index**	-50.13%	6.07%	N/A

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Variable Underlying Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. The Lipper Variable Underlying Funds Index has been added this year as a supplemental index. These returns do not include the effect of any investment management expense s. These returns would have been lower if they included the effect of these expenses.

90

Past Performance: Asset Allocation Portfolios

AST Academic Strategies Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.05%(4th quarter of 2006)	-16.24%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-31.83%	-5.72%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.15%	-2.02%
Secondary Blended Index***	-22.06%	-2.55%
Prior Primary Blended Index+	-25.11%	-2.93%
Prior Secondary Blended Index++	-24.06%	-3.24%

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new Subadvisers, changed its investment objective, policiesn, strategy, and expense structure. The performance figures furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the current Subadvisers or investment objective, polices, strategy, and expense structure.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(25%), Dow Jones Wilshire REIT Index (10%), Dow Jones - AIG Commodities Index (10%), and Merrill Lynch 90-Day U.S. Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

***The Secondary Blended Index consists of the SP 500 Index (60%), and Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

+Prior Primary Blended Index consists of Russell 3000 Index (52%), MSCI EAFE Index (GD) (13%), and Barclays Capital Aggregate Bond Index(formerly, the Lehman Brothers Aggregate Bond Index) (35%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

++Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (35%). These returns do not include the effect o f any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio's use of this Index has been discontinued.

91

AST Schroders Multi-Asset World Strategies Portfolio

Annual Returns

Best Quarter	Worst Quarter
9.81%(2nd quarter of 2003)	-15.81%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-30.19%	-1.01%	0.72%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
MSCI World Index (GD)**	-40.33%	0.00%	-0.19%
Prior Blended Index***	-28.89%	1.44%	1.32%
Blended Index+	-22.06%	0.71%	1.68%

Note: Prior to July 21, 2008 the Portfolio was known as the AST American Century Strategic Allocation Porfolio. Effective July 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST American Century Strategic Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the MSCI World Index due to the Portfolio's new Subadvisers and investment strategy.

** The Morgan Stanley Capital International World Index(MSCI Wolrd Index) is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

***The Prior Blended Index consists of the Russell 3000 Index (48%), MSCI EAFE Index (GD) (15%), Citigroup Broad-Investment Grade "BIG" Bond Index (31%), and Three-Month U.S. Treasury Bill Index (6%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontuned.

+The Primary Blended Index consists of the MSCI World Index (70%) and US Three-Month Libor (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

92

AST Advanced Strategies Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.47%(4th quarter of 2006)	-16.47%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (03/20/06)
Portfolio	-29.80%	-6.47%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Blended Index**	-26.05%	-5.35%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Capital Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays Capital US TIPS Index, the Dow Jones AIG Commodity Total Return Index, and the Dow Jones Wilshire REIT Index. These returns do not include t he effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio

93

AST T. Rowe Price Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
12.45%(2nd quarter of 2003)	-14.26%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-25.94%	0.61%	1.87%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Blended Index**	-21.91%	0.72%	1.70%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Standard & Poor's 500 Index (60%) and the Barclays Capital U.S. Government/Credit Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

94

AST UBS Dynamic Alpha Portfolio

Annual Returns

Best Quarter	Worst Quarter
16.25%(4th quarter of 1999)	-14.96%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-17.62%	2.09%	1.35%
Merrill Lynch 1-5 Years US Treasury Index*	8.73%	4.63%	5.17%

Note: AST UBS Dynamic Alpha Portfolio, formerly the AST Global Allocation Portfolio, added a new Subadviser and changed its investment objective, policies, and strategy effective May 1, 2007. The 5-year and 10-years performance figures as well as the annual returns prior to May 1, 2007 for the Portfolio reflectinvestment performance, investment operations, investment policies, and investment strategies of the formerAST Global Allocation Portfolio, and doesnot represent the actual or predicted performance of the AST UBS Dynamic Alpha Portfolio.

*The Merrill Lynch US Treasury 1-5 Year Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year.

95

AST First Trust Balanced Target Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.51%(4th quarter of 2006)	-16.99%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (3/20/06)
Portfolio	-34.49%	-9.29%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Primary Blended Index**	-28.37%	-6.37%
Secondary Blended Index***

*The Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index") — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Corporate Investment Grade Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (65%) and the Dow Jones Corporate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

96

AST First Trust Capital Appreciation Target Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.51%(2nd quarter of 2007)	-21.51%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (3/20/06)
Portfolio	-40.71%	-11.96%
Standard & Poor's 500 Index*	-36.99%	-10.44%
Primary Blended Index**	-33.13%	-8.27%
Secondary Blended Index**	-30.34%	-7.47%

*The Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500 Index") — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (55%), the MSCI EAFE Index (25%) and the Barclays Capital U.S. Corporate Investment Grade Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (80%) and the Dow Jones Corporate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

97

AST Aggressive Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
8.33%(4th quarter of 2006)	-23.07%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-42.33%	-9.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-38.43	-7.73

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Blended Index consists of Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Based on a reccomendation of the Portfolio's Manager, the Board determined that the GD version of the benchmark, which generally reflects higher returns, is a more appropriate benchmark for the Portfolio. These returns would have been lower if they included the effect of these expenses.

98

AST Balanced Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
5.31%(4th quarter of 2006)	-14.63%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-28.70%	-4.67%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-23.05%	-2.25%
Secondary Blended Index***	-20.94%	-1.57%
Prior Primary Blended Index****	-20.94%	-1.57%
Prior Secondary Blended Index*****	-20.02%	-1.85%

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. EffectiveJuly 21, 2008, the Portfolio added new Subadvisers and changesd its investment objective, policies, strategy, and expense structure. The performance history furnished above prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Secondary Blended Index consists of the Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

****Prior Primary Blended Index consists of Russell 3000 Index (44%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%) and MSCI EAFE Index (GD) (11%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Primary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

*****Prior Secondary Blended Index consists of the Standard & Poor's 500 Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (45%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio's use of this Index has been discontinued and replaced by the Secondary Blended Index due to the Portfolio's new Subadvisers and investment strategy.

99

AST Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.25%(4th quarter of 2006)	-18.12%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-34.94%	-6.51%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Primary Blended Index**	-29.12%	-4.29%
Secondary Blended Index***	-31.06%	-4.97%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Capital Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Blended Index consists of the Standard & Poor's 500 Index (75%) and the Barclays Capital Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calenda r month-end return to the inception date of the Portfolio.

100

AST Preservation Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
4.11%(3rd quarter of 2007)	-9.00% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (12/5/05)
Portfolio	-19.48%	-1.66%
Standard & Poor's 500 Index*	-36.99%	-8.13%
Blended Index**	-12.06%	1.10%
Secondary Blended Index***	-11.44%	0.91%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**Primary Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***Secondary Blended Index consists of the Standard & Poor's 500 Index (35%) and the Barclays Capital Aggregate Bond Index (65%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

101

AST CLS Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-0.87%(2nd Quarter of 2008)	-18.22%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception(11/19/07)
Portfolio	-35.21	-23.01
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-26.88	-25.44

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio.

102

AST CLS Moderate Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-0.42%(2nd Quarter of 2008)	-13.95%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception(11/19/07)
Portfolio	-27.56	-24.70
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-18.79	-17.72

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (40%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(50%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio.

103

Past Performance: Asset allocation Portfolios Cont

AST Horizon Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-1.20%(2nd Quarter of 2008)	-15.73%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception(11/19/07)
Portfolio	-30.70	-26.67
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-26.88	-25.44

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index)(30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio.

104

AST Horizon Moderate Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-1.39%(2nd Quarter of 2008)	-12.17%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (11/19/07)
Portfolio	-24.20	-20.67
Standard & Poor's 500 Index*	-36.99	-35.13
Blended Index**	-18.79	-17.72

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (40%), Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index) (50%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

105

AST Nieman Capital Growth Asset Allocation Portfolio

Annual Returns

Best Quarter	Worst Quarter
-0.90%(2nd Quarter of 2008)	-13.83%(4th Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	Since Inception (11/19/07)
Portfolio	-27.20%	-26.64%
Standard & Poor's 500 Index*	-36.99%	-35.13%
Blended Index**	-26.88%	-25.44%

*The Standard Poor's 500 Composite Stock Price Index (Standard Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers Aggregate Bond Index)(30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the portfolio

106

AST Focus Four Plus Portfolio

No performance history is presented for this portfolio, because it does not yet have a full calendar year of performance.

107

Past Performance: Fixed Income Portfolios

AST T. Rowe Price Global Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.85%(2nd quarter of 2002)	-5.56%(1st quarter of 1999)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.44%	3.36%	3.68%
Barclays Capital Global Aggregate Bond Index*	4.79%	5.01%	5.22%

*The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

108

AST High Yield Portfolio

Annual Returns

Best Quarter	Worst Quarter
7.65% (2nd quarter of 2003)	-15.87% (4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-25.54%	-1.11%	0.60%
Merrill Lynch U.S. High Yield Master II Index*	-26.39%	-0.86%	2.04%
Barclays Capital High Yield 2% Issuer Capped Index**	-25.88%	-0.84%	2.28%

*The Merrill Lynch High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is an is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

109

AST Lord Abbett Bond-Debenture Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.91%(2nd quarter of 2003)	-14.82%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-23.25%	-0.58%	2.37%
Merrill Lynch U.S. High Yield Master II Index	-26.39%	-0.86%	2.64%
Merrill Lynch U.S. High Yield Master II Constrained Index*	-26.11%	-0.89%	2.78%
Blended Index**	-22.35%	-0.17%	2.74%

*The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Issuers are capped at 2% of the Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Blended Index consists of the Barclays Capital High Yield 2% Issuer Capped Index (60%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the Merrill Lynch All Convertible Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

110

AST PIMCO Total Return Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
6.22%(3rd quarter of 2001)	-3.58%(3rd quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-2.26%	3.39%	5.03%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.63%

*The Barclays Capital U.S. Aggregate Bond Index —an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity—gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

111

AST PIMCO Limited Maturity Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
3.00%(3rd quarter of 2007)	-1.36%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	1.12%	3.07%	4.44%
Merrill Lynch 1-3 Year Treasury Index*	6.61%	4.06%	4.71%

*The Merrill Lynch 1-3 Year Treasury Index is a sub-index of the Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

112

AST Money Market Portfolio

Annual Returns

Best Quarter	Worst Quarter
1.77% (3rd quarter of 2000)	0.13% (4th quarter of 2003)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	2.51%	3.10%	3.18%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	2.23%	3.00%	3.15%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/08)
AST Money Market Portfolio*	1.15%
Average Money Market Fund**	0.89%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 30, 2008, based on the iMoneyNet Prime Retail Universe.

113

AST Western Asset Core Plus Bond Portfolio

Annual Returns

Best Quarter	Worst Quarter
2.80%(1st Quarter of 2008)	-3.74%(3rd Quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	SinceInception (11/19/07)
Portfolio	-5.21%	-4.69%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	5.10%

*The Barclays Capital U.S. Aggregate Bond Index - an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity - gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

114

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Investment Grade Bond Portfolio

No performance history is presented for the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, the AST Bond Portfolio 2020, or the AST Investment Grade Bond Portfolio, because these portfolios do not yet have a full calendar year of performance.

115

Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1],[5]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST International Growth	None	1.00	None	.18	-	1.18
AST International Value	None	1.00	None	.18	-	1.18
AST JPMorgan International Equity	None	.89	None	.20	-	1.09
AST MFS Global Equity	None	1.00	None	.32	-	1.32
AST Parametric Emerging Markets Equity	None	1.10	None	.53	-	1.63
AST Small-Cap Growth	None	.90	None	.22	-	1.12
AST Neuberger Berman Small-Cap Growth	None	.95	None	.21	-	1.16
AST Federated Aggressive Growth	None	.95	None	.21	-	1.16
AST Goldman Sachs Small-Cap Value	None	.95	None	.22	-	1.17
AST Small-Cap Value	None	.90	None	.18	-	1.08
AST Goldman Sachs Mid-Cap Growth	None	1.00	None	.18	-	1.18
AST Neuberger Berman Mid-Cap Growth	None	.90	None	.15	-	1.05
AST Neuberger Berman / LSV Mid-Cap Value	None	.90	None	.15	-	1.05
AST Mid-Cap Value	None	.95	None	.19	-	1.14
AST T. Rowe Price Large-Cap Growth	None	.88	None	.13	-	1.01
AST MFS Growth	None	.90	None	.15	-	1.05
AST Marsico Capital Growth	None	.90	None	.13	-	1.03
AST Goldman Sachs Concentrated Growth	None	.90	None	.14	-	1.04
AST DeAM Large-Cap Value	None	.85	None	.15	-	1.00
AST Large-Cap Value	None	.75	None	.12	-	.87
AST AllianceBernstein Core Value	None	.75	None	.18	-	.93
AST QMA US Equity Alpha	None	1.00	None	.57	-	1.57
AST American Century Income & Growth	None	.75	None	.18	-	.93
AST AllianceBernstein Growth & Income	None	.75	None	.13	-	.88
AST Cohen & Steers Realty	None	1.00	None	.17	-	1.17
AST Global Real Estate	None	1.00	None	.27	-	1.27
AST T. Rowe Price Natural Resources	None	.90	None	.14	-	1.04
AST Academic Strategies Asset Allocation	None	.72*	None	.08	.74**	1.54***
AST Schroders Multi-Asset World Strategies	None	1.10	None	.35	-	1.45
AST Focus Four Plus	None	.85	None	1.08	.11	2.04
AST Advanced Strategies	None	.85	None	.22	.02	1.09
AST T. Rowe Price Asset Allocation	None	.85	None	.15	-	1.00
AST UBS Dynamic Alpha	None	1.00	None	.16	-	1.16
AST First Trust Balanced Target	None	.85	None	.15	-	1.00
AST First Trust Capital Appreciation Target	None	.85	None	.15	-	1.00
AST Aggressive Asset Allocation	None	.15	None	.05	.90	1.10
AST Balanced Asset Allocation	None	.15	None	.02	.93	1.10
AST Capital Growth Asset Allocation	None	.15	None	.01	.96	1.12
AST Preservation Asset Allocation	None	.15	None	.02	.87	1.04
AST CLS Growth Asset Allocation	None	.30	None	.20	.95	1.45
AST CLS Moderate Asset Allocation	None	.30	None	.16	.93	1.39

116

AST Horizon Growth Asset Allocation	None	.30	None	.35	.93	1.58
AST Horizon Moderate Asset Allocation	None	.30	None	.28	.87	1.45
AST Niemann Capital Growth Asset Allocation	None	.30	None	.29	.87	1.46
AST T. Rowe Price Global Bond	None	.80	None	.19	-	.99
AST High Yield	None	.75	None	.18	-	.93
AST Lord Abbett Bond-Debenture	None	.80	None	.17	-	.97
AST PIMCO Total Return Bond	None	.65	None	.13	-	.78
AST PIMCO Limited Maturity Bond	None	.65	None	.15	-	.80
AST Western Asset Core Plus Bond	None	.70	None	.14	-	.84
AST Bond Portfolio 2015	None	.64	None	.26	-	.90
AST Bond Portfolio 2016	None	.65	None	1.02	-	1.67
AST Bond Portfolio 2018	None	.64	None	.35	-	.99
AST Bond Portfolio 2019	None	.64	None	.47	-	1.11
AST Bond Portfolio 2020	None	.65	None	1.02	-	1.67
AST Investment Grade Bond	None	.64	None	.13	-	.77
AST Money Market	None	.50	None	.12	-	.62

117

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be hi gher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$120	$375	$649	$1,432
AST International Value	120	375	649	1,432
AST JPMorgan International Equity	111	347	601	1,329
AST MFS Global Equity	134	418	723	1,590
AST Parametric Emerging Markets Equity	166	514	887	1,933
AST Small-Cap Growth	114	356	617	1,363
AST Neuberger Berman Small-Cap Growth	118	368	638	1,409
AST Federated Aggressive Growth	118	368	638	1,409
AST Goldman Sachs Small-Cap Value	119	372	644	1,420
AST Small-Cap Value	110	343	595	1,317
AST Goldman Sachs Mid-Cap Growth	120	375	649	1,432
AST Neuberger Berman Mid-Cap Growth	107	334	579	1,283
AST Neuberger Berman / LSV Mid-Cap Value	107	334	579	1,283
AST Mid-Cap Value	116	362	628	1,386
AST T. Rowe Price Large-Cap Growth	103	322	558	1,236
AST MFS Growth	107	334	579	1,283
AST Marsico Capital Growth	105	328	569	1,259
AST Goldman Sachs Concentrated Growth	106	331	574	1,271
AST DeAM Large-Cap Value	102	318	552	1,225
AST Large-Cap Value	89	278	482	1,073
AST AllianceBernstein Core Value	95	296	515	1,143
AST QMA US Equity Alpha	160	496	855	1,867
AST American Century Income & Growth	95	296	515	1,143
AST AllianceBernstein Growth & Income	90	281	488	1,084
AST Cohen & Steers Realty	119	372	644	1,420
AST Global Real Estate	129	403	697	1,534
AST T. Rowe Price Natural Resources	106	331	574	1,271
AST Academic Strategies Asset Allocation	157	486	839	1,835
AST Schroders Multi-Asset World Strategies	148	459	792	1,735
AST Focus Four Plus	186	619	1,079	2,352
AST Advanced Strategies	111	347	601	1,329
AST T. Rowe Price Asset Allocation	102	318	552	1,225
AST UBS Dynamic Alpha	118	368	638	1,409
AST First Trust Balanced Target	102	318	552	1,225
AST First Trust Capital Appreciation Target	102	318	552	1,225
AST Aggressive Asset Allocation	112	350	606	1,340
AST Balanced Asset Allocation	112	350	606	1,340
AST Capital Growth Asset Allocation	114	356	617	1,363
AST Preservation Asset Allocation	106	331	574	1,271
AST CLS Growth Asset Allocation	148	459	792	1,735
AST CLS Moderate Asset Allocation	142	440	761	1,669
AST Horizon Growth Asset Allocation	161	499	860	1,878
AST Horizon Moderate Asset Allocation	148	459	792	1,735
AST Niemann Capital Growth Asset Allocation	149	462	797	1,746

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AST T. Rowe Price Global Bond	101	315	547	1,213
AST High Yield	95	296	515	1,143
AST Lord Abbett Bond-Debenture Portfolio	99	309	536	1,190
AST PIMCO Total Return Bond	80	249	433	966
AST PIMCO Limited Maturity Bond	82	255	444	990
AST Western Asset Core Plus Bond	86	268	466	1,037
AST Bond Portfolio 2015	92	287	498	1,108
AST Bond Portfolio 2016	170	526	907	1,976
AST Bond Portfolio 2018	101	315	547	1,213
AST Bond Portfolio 2019	113	353	612	1,352
AST Bond Portfolio 2020	170	526	907	1,976
AST Investment Grade Bond	79	246	428	954
AST Money Market	63	199	346	774

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Fund of Funds will not be directly subject to the administrative services fee to the extent they invest in Underlying Trust Portfolios. The Underlying Trust Portfolios in which a Fund of Funds invest, however, will be subject to the administrative services fee. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Trust Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Trust Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Trust Portfolios, only 35% of its assets generall y will be directly subject to the administrative services fee. The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the AST Western Asset Core Plus Bond Portfolio or any other Underlying Trust Portfolio. In determining the administrative services fee, only assets of a Fund of Funds that are not invested in Underlying Trust Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Fund of Funds paying higher administrative services fees than if all of the assets of a Fund of Funds were counted for purposes of computing the relevant administrative services fee breakpoints.

With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.

2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Fund of Funds invests in shares of Underlying Trust Portfolios, and some Portfolios invest in other mutual funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. The Dynamic Asset Allocation Portfolios and AST Focus Four Plus Portfolio do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Value	0.84%
AST Cohen & Steers Realty	0.97%
AST American Century Income & Growth	0.87%
AST High Yield	0.88%
AST Money Market	0.56%
AST JPMorgan International Equity	1.01%
AST Neuberger Berman Mid-Cap Growth	1.25%

The Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each CLS Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest,

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brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each such Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, the Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. Assuming a contractual fee waiver of 0.21% (i.e., 25% of the Portfolio's contractual investment management fee of 0.85%), the annualized operating expense ratio of the Portfolio would be reduced from 2.04% to 1.83%.

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

5 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.

* The only investment management fee to be paid directly to the Investment Managers by the AST Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the AST Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in Underlying Trust Portfolios under normal circumstances, the Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Portfolios. To the extent that the other Fund of Funds invest their assets in Underlying Trust Portfolios, such Fund of Funds will also indirectly pay investment management fees on its investment in the Underlying Trust Portfolios.

** The AST Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agree d to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the AST Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios change over time and may be higher than the expense ratios as of their most recent fiscal year end, the AST Academic Strategies Asset Allocation Portfolio's actual annualized "Acquired Portfolio Fees and Expenses" were higher than 0.685% of the Portfolio's average daily net assets. These arrangements relating to the Portfolio's "Acqui red Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

*** The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the AST Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Portfolio's first year of operations (i.e., July 21, 2008 through July 20, 2009).

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

International and Global Portfolios: Investment Objectives & Policies

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers loc ated outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single cou ntry. The Portfolio invests primarily in companies selected for their growth potential.

William Blair generally takes a "bottom-up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

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Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved i n investing in foreign securities, see this Prospectus under "Principal Risks." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (se curities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies,

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forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities . The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

Temporary Investments. When a Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2009, William Blair is responsible for managing approximately 69% of the Portfolio, and Marsico is responsible for managing approximately 31% of the Portfolio.

AST International Value Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its investable assets in equity securities. The 80% requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio a ssets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  securities are traded principally on stock exchanges in one or more foreign countries;

  derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  maintains 50% or more of its assets in one or more foreign countries;

  is organized under the laws of a foreign country; or

  principal executive office is located in a foreign country.

The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment obje ctive of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price

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performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.

The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. Thornburg intends to invest on an opportunistic basis where it believes current prices represent a discount to intrinsic value. The portfolio includes stocks that can be classified as Basic Value, Consistent Earners and Emerging Franchises (as described below). Thornburg identifies this approach as Comprehensive Value investing. The relative proportions of these different categories of stocks will vary over time. The strategy normally invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals.

· Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.
· Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.
· Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements . As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Principal Risks."

Other Investments:

Options, Financial Futures and Other Derivatives . The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Certain additional information about the other investments that the Portfolio may make and their risks is included below under "More Detailed Information on How the Portfolios Invest."

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Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, LSV was responsible for managing approximately 38% of the Portfolio's assets, and Thornburg was responsible for managing approximately 62% of the Portfolio's assets.

AST JPMorgan International Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Objectives and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity secur ities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally allocate its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Principal Risks," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covere d call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales "against the box."

Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investm ent objective of capital growth may be limited.

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AST MFS Global Equity Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While the Subadviser may invest the Portfolio's assets in companies of any size, the Subadviser generally focuses on companies with large capitalizations.

The Subadviser may invest the Portfolio's assets in U.S. and foreign securities, including emerging market securities.

The Subadviser may invest a relatively high percentage of the Portfolio's assets in a single country, a small number of countries, or particular geographic region.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Subadviser may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

As a fund that invests primarily in equity stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, the Portfolio's level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. The Portfolio's investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail in the "Principal Risks" section of the prospectus, include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in cur rency exchange rates. To the extent the Portfolio invests in the securities of issuers in emerging markets, the risks relating to investing in foreign securities likely will be accentuated. The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:
Although the Portfolio will invest primarily in equity securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stoc k indices and foreign currencies. The Portfolio may also purchase warrants.

Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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AST Parametric Emerging Markets Equity Portfolio

Investment Objective: Long-term capital appreciation.

The Portfolio's investment objective is not a fundamental investment policy and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies
Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices. This 80% policy is not a fundamental policy. The Portfolio will provide 60 day's prior written notice to shareholders or a change in this policy.

A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are countries that are: (i) generally considered to be developing or emerging countries by the International Bank for Reconst ruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation; (ii) classified by the United Nations or otherwise regarded by its own authorities as developing; or (iii) identified by Parametric's portfolio managers as emerging market countries on the basis of market capitalization and liquidity. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Portfolio may invest without limit in foreign securities.

The Portfolio seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This investment strategy uses targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets iden tified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Portfolio expects to maintain a bias to broad inclusion; that is Parametic's portfolio managers intend to allocate portfolio holdings among a variety of emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries. The Portfolio's country allocations are rebalanced periodically to their target weights which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Within each country, the Portfolio seeks to maintain exposure across key economic sectors such as industrial/techno logy, consumer, utilities, basic industry/resource and financial. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.

No more than 25% of the Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.

The Portfolio may inves t in securities of small and new companies. The Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). The Portfolio may invest up to 15% of its net assets in privately issued securities.

The Portfolio also may invest in convertible instruments that generally will not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's and lower than BBB by S&P. Convertible debt securities that are not investment grade are commonly called "junk bonds." The Portfolio may invest up to 20% of its assets in these instruments.

As an alternative to holding foreign-traded securities, the Portfo lio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.

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Derivative Strategies. The Portfolio may at times engage in derivatives transactions (including, without limitation, futures contracts and options, covered short sales, and swap agreements) primarily as a substitute for purchasing or selling securities. The Portfolio also may engage in derivatives transactions to protect against price declines or to enhance investment returns. A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps — involves costs and can be volatile. With derivatives, Parametric tries to predict if the underlying investment — a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Parametric may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Parametric will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Parametric may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Futures Contracts and Related Options. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when that Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trade r obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Swap Transactions .The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than a year. In a standard swap, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Types of swaps include but are not limited to credit default, interest rate, total return and index swaps.

Swap Options. The Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Financial Indexes. The Portfolio may purchase and sell put and call options on financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio sells only covered options.

Options. The Portfolio may purchase and sell put and call options on stocks, debt securities, swaps, and currencies traded on U.S. or foreign exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. Options may be on stocks, debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Portfolio sells only covered options.

Asset Segregation. The Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and variou s Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission - or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is

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permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio has the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with changes in the positions articulated by the Commission and its staff.

Other Investments:
In addition to the principal strategies, the Subadviser also may use the following strategies to try to increase returns or protect its assets if market conditions warrant.

Exchange-Traded Funds. The Portf olio may invest in securities of exchange traded funds (ETFs), such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international exposure. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Initial Public Offerings. The Portfolio may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be v ery volatile. The effects of IPOs on performance depends on a variety of factors, including the number of IPOs invested in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio's asset base increases, IPOs often have a diminished effect on performance.

Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential appreciation th an nonconvertible debt securities.

Repurchase Agreements. The Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return, and is, in effect, a loan by the Portfolio.

Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements, where it sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar R olls. The Portfolio may enter into dollar rolls in which it sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. The price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Money Market Instruments. The Portfolio may invest in money market instruments, including commercial pa per of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

Temporary Defensive Investments.In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market

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or short-term bond funds. Investing heavily in these securities will limit the Portfolio's ability to achieve its investment objective, but can help to preserve the Portfolio's assets. The use of temporary defensive investments may be inconsistent with the Portfolios' investment objectives.

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Capital Growth Portfolios: Investment Objectives & Policies

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies and Risks:

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The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadviser intends to focus the Portfolio's investments will change with market conditions.

Eagle is responsible for managing the Portfolio's assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry c hanges. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Deposito ry Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

Temporary Investments. When the Subadviser believes that market conditions are not favorable for profitable investing or when the Subadviser is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and other equity securities. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser or others. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Neuberger Berman Small-Cap Growth Portfolio

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies with a total market capitalization within the market capitalization range of the Russell 2000® index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The size of the companies in the Russell 2000® Index will change with market conditions.

The Subadviser employs a disciplined investment strategy when selecting stocks. Using fundamental research and quantitative analysis the Subadviser looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors and market valuation in comparison to a stock's own historical norms and the stocks of other small cap companies.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share pr ice fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctu ations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. Wh en a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

Prinicpal Investment Policies and Risks:
The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small

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companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. As noted earlier small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securiti es may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheet.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively hi gh valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales. The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatili ty.

The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:

  Obtain premiums from the sale of derivative contracts;

  Realize gains from trading a derivative contract; or

  Hedge against potential losses.

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There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreignsecurities, including the currency risks and risks of foreign investing.

Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST Goldman Sachs Small-Cap Value Portfolio

Investment Objective: to seek long-term capital appreciation.

Principal Investment Policies and Risks:
The Portfolio will seek its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Subadviser looks for companies using the Subadviser's value investment philosophy. The Subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through our proprietary research and strong valuation discipline, the Subadviser seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." The Subadviser believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies h ave shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," the Subadviser believes it can participate in the long-term performance of small cap value with less risk than other managers.

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies (measured at the time of purchase). Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the o verall U.S. stock market. Small capitalization companies may offer significant appreciation potential but may carry more risk than larger companies. Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns. Smaller companies normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:
The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are

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traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio may invest up to 25% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

The Portfolio also may invest in preferred stock s and bonds that either have attached warrants or are convertible into common stocks.

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities (including emerging market securities) denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and the ir risks, see this Prospectus under "Principal Risks."

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currenciesand options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments . For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-t erm capital growth will be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:

J.P. Morgan follows a three-step process. First, a rigorous quantitative mod el is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined,

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systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive finan cial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchan ge contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments . Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its i nvestment objective of capital growth will be limited.

As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's

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assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a "bottom up" approach to choosing investments for t he Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place ofprincipal business activity, or other similar selection criteria. Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the invest ment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations." A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments :
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/Structured Securities . The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined

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allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under "Principal Risks."

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency ex change rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments . When the Subadviser believes that market conditions are unfavorable for profitable investing, or when the Subadviser is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Subadviser). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objecti ve of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.< br>
The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in mor e undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:
Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities . The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities . The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency

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risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options . The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs) . The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Investment Objective: to seek capital growth.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, as noted earlier, companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. The division of the Portfolio's assets and daily cash inflows and outflows between the Subadv isers will be determined by the Investment Managers in their sole discretion. The Investment Managers may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.

Under the Portfolio's value-oriented investment approach, Neuberger Berman Management LLC. (Neuberger) looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Subadviser may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that Neuberger may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

Neuberger may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Neuberger generally considers selling a stock when it reaches a target price, when the fundamentals fail to perform as expe cted, or when other opportunities appear more attractive.

LSV Asset Management (LSV) follows an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions for its portion of the Portfolio in a bottom-up, contrarian value approach. The primary components of the models are:

  indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,

  indicators of past negative market sentiment, such as poor past stock price performance,

  indicators of recent momentum, such as high recent stock price performance, and control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overal universe of medium capitalization companies.

As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued

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during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Subadviser failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:
Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities . The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities . The Portfolio may invest up to 10% of the value of its total assets, measu red at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options . The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

Real Estate I nvestment Trusts (REITs) . The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

Temporary Investments . When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

As of January 31, 2009, LSV was responsbile for managing 66% of the Portfolio's assets and Neuberger was responsible for managing 34% of the Portfolio's assets.

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

Principal Investment Strategies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, as noted earlier, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of t he Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

WEDGE normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fund amental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

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Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The Subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNE ST expects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This Subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review the rel ative universe of companies and focus on those it considers the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underpe rforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resou rces, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Although the Portfolio will invest primarily in common stocks of U.S. mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box".

Temporary Investments . When advers e market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

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AST T. Rowe Price Large-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:
The Portfolio takes a growth approach to investing and will normally invest at least 80% of its net assets in the common stocks of large companies. As noted earlier a large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings growth and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:
In addition to investing in equity securities, the Portfolio also may:

- invest up to 20% of its net assets in convertible securities;
- invest up to 10% of its net assets in rights or warrants;
- invest up to 15% of its total assets in foreign securities;
- purchase and sell exchange-traded index options and stock index futures contracts; and
- write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets.

American Depositary Receipts (ADRs) and other U.S.-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Temporary Investments . Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. The Portfolio's cash reserves may consist of U.S.-dollar and non-U.S. dollar currencies. The Portfolio may also invest in money market mutual funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS Growth Portfolio

Investment Objective: to seek long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:
The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

The Subadviser focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While the Subadviser may invest the Portfolio's assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations.

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The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The Subadviser may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:
Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in varia ble and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

Temporary Investments . The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio

Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:
The Portfolio invests primarily in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

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As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a Portfolio's investments in a company if, in the opinion of Marsico, the company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the Portfolio generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Subadviser deems advisable. For example, portfolio changes may result from liquidity ne eds, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations . The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corp orate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts . The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities . The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed ( i.e. , their value may increase or decre ase if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments . The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes s uch as increasing the Portfolio's income or otherwise enhancing return.

Temporary Investments . Although the Subadviser expects to invest primarily in equity securities, the Subadviser may increase the Portfolio's cash position without limitation when the Subadviser believes that appropriate investment opportunities for capital growth

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with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: Long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio's share price ther efore may fluctuate substantially. This is true despite the Portfolio's focus on the securities of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not fore seen at the time the investment was made.

Special Situations . The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status . The Portfolio is "non-diversified" under the Investment Company Act of 1940 and may invest a large percentage of its assets in only a few issuers, unlike "diversified" mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:
Although the Subadviser expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

· 35% of its assets in bonds rated below investment grade ("junk" bonds).
· 25% of its assets in mortgage- and asset-backed securities.
· 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment te chniques:

Foreign Securities . The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments . The Portfolio may enter into futures contracts on securities, financial indices and

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foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Temporary Investments . The Subadviser may increase the Portfolio's cash posit ion without limitation when the Subadviser is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Large-Cap Value Portfolio

Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Risks and Investment Policies:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the Subadviser employs an investment strategy that seeks to maintain a portfolio of equity s ecurities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a normal deviation of + 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The Subadviser generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russ ell 1000® Value Index. The Subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. The Portfolio's focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing histo rically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:
In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Subadviser to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities . The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which t he Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments . The Portfolio may purchase and write put and call options on securities and

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securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments . When a defensive position is deemed advis able because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST Large-Cap Value Portfolio

Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.

Principal Policies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investmen t Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may inves t in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser's opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research and involve consideration of numerous factors, including quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security's price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

Dremanseeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while

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taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach.

Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Temporary Investments : In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets tempo rarily held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

On or about April 1, 2009, Hotchkis and Wiley was responsible for managing approximately 15% of the Portfolio's assets, Eaton Vance was responsible for managing approximately 60% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

On or about May 1, 2009, the Investment Managersintend to reallocate the Portfolio's assets sothat Hotchkis and Wiley will be responsible for managing approximately 20% of the Portfolio's assets and Eaton Vance will be responsible for managing approximately 80% of the Portfolio's assets.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets. It is expected that Hotchkis and Wiley and Eaton Vance will be the Portfolio's only subadvisers on or about July 31, 2009.

AST AllianceBernstein Core Value Portfolio

Investment Objective: to seek long-term capital growth.

Principal Investment Policies and Risks:
The Portfolio will pursue its objective, under normal circumstances, by investing primarily in common stocks. The Subadviser expects that the majority of the Portfolio's assets will be invested in the common stocks of large companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. The Subadviser's investment approach is value-based and price-driven, and and it relies on the intensive fundamental and quantitative research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Subadvise r based upon a model portfolio of 100-150 stocks constructed by the Subadviser. In selecting investments for the model portfolio, the Subadviser takes a "bottom-up" approach. In other words, the Subadviser seeks to identify individual companies with cash flow potential that may not be recognized by the market at large. The Subadviser relates present value of each company's forecasted future cash flow to the current price of its stock. The Subadviser ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued . The Subadviser also looks at a measure of earnings quality. The measure of earnings quality compares changes in the balance-sheet accrual component of reported earnings for each stock to the market average. All else being equal, the Subadviser prefers stocks with lower accruals.

Once the expected return for each stock is calculated, the Subadviser adjusts for timing and concentration risks. Securities are ranked by risk-adjusted expected returns. This calculation takes into account the security's current price relative to its long-term earnings power; whether adding the security to the portfolio will diversify risk; whether the company's earnings quality measures indicate sustainable earnings; and, whether this is the right time to initiate the purchase. The Portfolio typically holds the most attractive securities on that basis at an overweight position. To moderate the tracking error of our deep-value holdings, we also own companies that are the largest in the benchmark. If they are not attractive from a risk-adjusted return basis, the Portfolio will underweight them versus their weight in the benchmark.

The Subadviser may delay the Portfolio's purchase of securities if recent weakness in the stock indicates that the stock price is likely to decline in the near future, and it may delay the Portfolio's sale of securities if recent strength in the stock indicates the stock is likely to rise soon. The Subadviser will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors. The Subadviser will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

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The Subadviser also seeks to control risks by correlating the size of initial purchases by the Portfolio to the security's benchmark weighting, within plus or minus 2%. Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Investing in value stocks carries the risks that the market will not recogn ize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options. These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

Temporary Investments . The Portfolio may maintain up to 25% of its assets in sho rt-term debt securities and money market instruments to meet redemption requests. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST QMA US Equity Alpha Portfolio

Investment Objective: Long-term capital appreciation.

Principal Investment Policies and Risks:
The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States. The Portfolio will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in equity and equity-related securities of U.S. issuers.

By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000 ® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000 ® Index is composed of stocks representing more than 90% of the market cap of the U.S. market and includes the largest 1000 securities in the Russell 3000 ® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfol io's active risk.

In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a "long-only" strategy, to U.S. equities.

Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio's prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As suc h, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the securities from the Portfolio's long position as collateral. The tri-party

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agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.

Credit Risk . The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Short Sales Risk. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.

Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio's obligation to cover the short position. However , the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividend s, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Because the Portfolio's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages long-only and long-short investment strategies, and has created and implemented a Conflicts of Interest Policy to address potential conflicts that could arise in the event, for example, one portfolio is purchasing a security at the same time another portfolio is selling the security. The Conflicts of Interest Policy is designed to identify and prevent a potential cross of a security (buy and sell) between two portfolios (unless otherwise permitted under applicable procedures and federal securities regulations), and is reasonably designed to ensure that all accounts are treated fairly.

Other Investments:
The Portfolio may invest in American Deposi tory Receipts ("ADRs"), American Depository Shares ("ADSs") and other similar receipts or shares traded in U.S. markets to be U.S. securities. Additional investments may include exchange-traded funds ("ETFs"). The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective).

In addition, the Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.

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Growth and Income Portfolios: Investment Objectives & Policies

AST American Century Income & Growth Portfolio

Investment Objective: to seek capital growth and, secondarily, current income.

Principal Investment Policies and Risks:
The Portfolio invests primarily in large capitalization, publicly traded U.S. companies. The Portfolio considers large capitalization companies to be those with a market capitaliztion greatr than $2 billion. To select stocks for purchase, the Subadviser utilizes quantitative management techniques in a two-step process. In the first step, the Subadviser ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of at stock's value as well as measures of its growth potential. To measure value, the Subadviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Subadviser uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Subadviser uses a technique called portfolio optimization. In port folio optimization, the Subadviser uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the Portfolio, the Subadviser also attempts to create a dividend yield that will be greater than that of the S&P 500 Index. The Subadviser generally sells stocks from the Portfolio when it believes:

  a stock becomes less attractive relative to other stock opportunities,

  a stock's risk parameters outweigh its return opportunity, and/or specific events alter a stock's prospects.

The Subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

Other Investments: When the Subadviser believes that it is prudent, the Portfolio may invest a portion of their assets in foreign securities, debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The Portfolio limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Subadviser has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Subadviser cannot invest in a derivative security i f it would be possible for the Portfolio to lose more money than the notional value of the investment.

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AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

Principal Investment Policies and Risks:
The Portfolio normally will invest in common stocks (and securities convertible into common stocks). The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research univers e. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on our multifactor valuation model) to populate the portfolio with attractively valued securities.

Other Investments: The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and fu tures contracts and related options for hedging purposes. The Portfolio may also invest up to 15% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments . The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

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Special Equity Portfolios: Investment Objectives & Policies

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting fr om environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Fed eral income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the Subadviser believes that market or general economic conditions justify a temporary defensive

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position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST Global Real Estate Portfolio

Investment Objective: To seek capital appreciation and income.

The Portfolio's investment objective is not a fundamental investment policy and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies
In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

The 80% policy is a non-fundamental policy of the Portfolio. The Portfolio will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy.

The Portfolio will inv est in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of assets that may be invested in the securities of foreign real estate companies.

Real Estate Investment Trusts. The Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Service (IRS) requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income - most of which comes from rents, mortgages and gains on sales of prop erty - to shareholders. The Portfolio may invest without limit in the securities of REITs.

Private Real Estate-Related Investments. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. The entity in which the Portfolio invests, such as a limited liability company or joint venture, may borrow to finance the purchase of real estate properties. For a limited liability company where the Portfolio is the sole member, the borrowing will generally be treated as borrowing by the Portfolio, which means that the borrowing will be from a bank and the borrowing will be counted t oward the overall limit on borrowing by the Portfolio. For certain joint ventures, such as where the joint venture partner other than the Portfolio has significant responsibility and authority, the borrowing may be treated as borrowing by the joint venture alone and not by the Portfolio (provided that the lender does not have recourse to the Portfolio). Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

Investment Style. The Portfolio's assets will be managed by Prudential Real Estate Investors (PREI®), which is a business unit of Prudential Investment Management,Inc. (PIM). PREI's approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. PREI emphasizes both quantitat ive and qualitative investment analysis, and focuses on valuation relative to a company's underlying real estate assets as well as a company's on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, PREI analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. PREI also evaluates the company's strategy, management's track record, incentives and ability to create long term shareholder value. PREI believes it adds value by its understanding and analysis of private real estate markets. PREI estimates that nearly 95% of institutional quality commercial real estate is not publicly-traded. PREI intends to invest the Portfolio's assets globally in real estate investments.

Derivative Strategies. PREI may use various derivative strategies to try to improve the Portfolio's returns. PREI may also use hedging

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techniques to try to protect the Portfolio's assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives — such as futures, foreign currency forward contracts, options on futures and various types of swaps — involves costs and can be volatile. With derivatives, PREI tries to predict if the underlying investment — a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. PREI may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. PREI will consider other fac tors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives PREI may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Futures Contracts and Related Options. ThePortfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clear ing corporation or an exchange is the counterparty and thePortfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when that Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Swap Transactions. The Portfolio may enter into swap transactions. Swaps are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default, interest rate, total return and index swaps.

Swap Options. The Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Financial Indexes. The Portfolio may purcha se and sell put and call options on financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio sells only covered options.

Options. The Portfolio may purchase and sell put and call options on stocks, debt securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on stocks, debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Portfolio sells only covered options.

Asset Segregation for Derivative Strategies. The Portfolio is subject to the federal securities laws , including the Investment Company Act of 1940 (the 1940 Act), related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission - or staff-approved measures, while the derivatives contracts are open. With respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by

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setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market (net) obligations, if any (the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated by the Commission and its staff.

Non-Real Estate Investments. Und er normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities), fixed income securities, U.S. Government securities and money market instruments.

Other Investments:
In addition to the principal strategies, the Subadviser also may use the followingstrategies to try to increasethe Portfolio's returns or protect its assets if market conditions warrant.

Exchange-Traded Funds. The Portfolio may invest in securities of exchange traded funds (ETFs), such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies.ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international exposure. ETFs give investors the opportunity to buy or sell an entire portfolio of sto cks in a single security transaction in a manner similar to buying or selling a share of stock.

Initial Public Offerings. The Portfolio may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs onperformancedepends on a variety of factors, including the number of IPOs the Portfolio investsd in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on that Portfolio's performance.

Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy com mon stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

Repurchase Agreements. The Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by that Portfolio.

Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls. The Portfolio may enter into dollar rolls in which the relevant Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities, including money market obligations on a when-issued or del ayed-delivery basis.The price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Money Market Instruments. The Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or

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denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit the Portfolio's ability to achieve its investment objective, but can help to preserve the Portfolio's assets. The u se of temporary defensive investments may be inconsistent with the Portfolios' investment objectives.

Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (each Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

AST T. Rowe Price Natural Resources Portfolio

Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. When selecting stocks, the Subadviser looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from acc elerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt se curities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's

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investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Subadviser. The Portfolio's cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

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Asset Allocation Portfolios: Investment Objectives & Policies

AST Academic Strategies Asset Allocation Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

Principal Investment Policies
The Portfolio will be a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Portfolio's assets will be allocated to non-traditional asset classes. Those percentages are subject to change by the Investment Managers.

The overall asset allocation strategy for the Portfolio is determined by QMA and the Investment Managers in consultation with the Consultant, a consultant that has been retained by AST. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

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Traditional Asset Classes
U.S. Large- Cap Equity	Growth Value Core
U.S. Mid-Cap Equity	Growth Value
U.S. Small-Cap Equity	Growth Value Developed Markets Value Emerging Markets
International Equity	Developed Markets Growth International (Un-hedged) Emerging Markets
Fixed-Income	U.S. Investment Grade U.S. High-Yield

Non-Traditional Asset Classes
Real Estate	U.S. Real Estate International Real Estate
Real Return*	Commodities Inflation-Indexed Securities Global Infrastructure
Alternative	Long/Short Market-Neutral Global Tactical Asset Allocation Volatility Income Strategy Hedge Fund Replication Overlay Long/Short Equity Event Driven Distressed Debt Currency Private Equity

* Real return means the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Funds that are consistent with the Portfolio's then-current asset allocation. PI will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest approximately 65% of its assets in other portfolios of the Trust

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(collectively, the Underlying Trust Portfolios). The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returnsbased analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Funds, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined by the Investment Managers and QMA.

Other Investments. As set forth above, it is currently expected that the Portfolio will invest a substantial portion of its assets in Underlying Trust Portfolios. It is currently further expected the Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International (Un-Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Trust Funds. PIMCO will serve as the Subadviser to the International (Un-Hedged) and Emerging Markets investment categories.

Underlying Trust Funds. The principal investments of the Underlying Trust Funds that are currently expected to be used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Trust Funds from time to time may be added to, or removed from, the list of Underlying Trust Funds that may be used in connection with the Portfolio.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large- Cap Equity Growth
AST T. Rowe Price Large- Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large- Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.	Domestic Large- Cap Equity Core
AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large- Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large- Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small- Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small- Cap Equity Value

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AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed-income securities of varying maturities	Domestic Investment Grade Fixed-Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to there years.	Domestic Investment Grade Fixed-Income
AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Taxable Money Market Series of Dryden Core Investment Fund	Invests primarily in short-term money market instruments issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market

International Fixed-Income (Un-Hedged) (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. PIMCO will select the foreign country and currency compositions for this investment category based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD. PIMCO will invest primarily in investment grade debt securiti es but may invest up to 10% of the total assets attributable to this investment category in high yield securities (also referred to as "junk bonds") rated B or higher by Moody's Investors Service Inc. (Moody's), or equivalently rated by Standard Poor's (S&P) or Fitch Ratings Ltd. (Fitch), or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 15% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this investment category in a relatively small nu mber of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Emerging Markets Fixed-Income (PIMCO).For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non- U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan Emerging Markets Bond Index. PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the

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investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

PIMCO may invest all of the assets attributable to this investment category in "junk bonds", subject to a maximum of 15% of such total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes. With the exception of the U.S. Real Estate and International Real Estate investment categories within the Real Estate asset class, it is expected that exposure to the remaining non-traditional investment categories will be obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Funds from time to time may be added to, or removed from, the Portfolio's list of available investment options.

Real Estate. As of January 31, 2009, exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Trust Funds are described below.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate

The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed- Income (Un-Hedged)
Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC (Volaris)	Volatility Income
First Quadrant, L.P.	Global Macro
AlphaSimplex Group LLC	Hedge Fund Replication

Commodities (Bache). Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broadbased exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM . The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the riskreturn profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Addit ional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology. The methodology of, and intellectual property rights in, the Bache Commodity IndexSMare proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

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Inflation-Indexed Securities (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjuste d to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the assets attributable to this investment category will normally vary within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index.

PIMCO will invest the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO will normally limit the foreign currency exposure (from non- U.S. dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIM CO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Global Infrastructure (Jennison). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA).QMA's Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks. In general, this investment strategy will have long positions in companies

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that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital). This investment strategy will seek total return. To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities. Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe. Mellon Capital will ordinarily invest in at least three countries. Although this strategy will focus on the world's major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging markets countries. Mellon Capital also will invest in fixed-income securities, such as bonds, notes and money market instruments, to provide exposure to bond markets and for liq uidity and income.

Mellon Capital's portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets. Alpha is a measure of the risk-adjusted performance of an investment that factors in the individual risk of the security and not overall market risk. Alpha is often described as "stock specific return." Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world. Mellon Capital's portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha—country equity markets, country bond markets, stock versus bond markets, and currency allocation—to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets. Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Volatility Income (Volaris). This is an alternative investment strategy that seeks to generate volatility alpha from the persistent premium of index implied volatility relative to subsequent realized volatility. The strategy involves managing a diversified portfolio of option combinations consisting of long and short calls and puts. The combinations result in cash inflow with short options generating income and long options controlling risk. Positions are actively managed to mitigate sensitivity to market movements within acceptable risk tolerances. Volaris maintains strict risk controls to aid in the active management of the open positions in order to opportunistically reduce risk and/or increase returns in the strategy.

Global Macro (First Quadrant). This is an absolute return strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of 24 uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.

The five alpha-categories are:

  Global Asset Class Selection

  Stock Country Selection

  Bond Country Selection

  Currency Selection

  Volatility Management

Hedge Fund Replication (AlphaSimplex). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.

AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivativ es exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is

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expected to vary over time. Whereas AlphaSimplex will not invest directly in hedge funds, it may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States and expects to engage in non-U.S. currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Overlay (QMA). Up to approximately 10% of the Portfolio's net assets will be allocated to the Overlay investment category subadvised by QMA. Up to approximately 5% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, and options thereon to provide liquid exposure to their respective equity and fixe d-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

It is currently expected that exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Non-Prudential Portfolios. A general description of funds that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Trust may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity. Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Event Driven. Event Driven funds invest in various asset classes and seek to profit from the potential mispricing of securities related to a specific corporate or market event. Such events may include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven funds can invest in equities, fixed-income instruments (e.g., investment grade debt, high-yield debt, bank debt, and convertible debt) options and various other derivatives. Many fund managers use a combination of strategies and adjust exposures based on the opportunity sets in each sub-sector.

Distressed Debt. Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Currencies. Currency funds make investments that provide long and/or short exposure to selected currencies, including the U.S. dollar. These funds may actually hold currencies or gain long or short exposure to currencies through the use of options contracts and Other Investments.

Private Equity. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Investments in Underlying Portfolios.Under normal conditions, the Portfolio will invest approximately 65% of its assets in Underlying Trust Funds. An additional portion of the Portfolio's may be invested in Underlying Trust Funds and Underlying Non-Prudential Funds to the extent the Investment Managers and QMA would like to gain exposure to certain asset classes or investment

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strategies but the Investment Managers have not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets agre generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternative Investments	5%	15%	25%

AST Schroders Multi-Asset World Strategies Portfolio

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Portfolio will achieve its investment objective, and the Portfolio may lose money.

The Portfolio seeks long-term capital appreciation through a flexible global asset allocation approach. This asset allocation approach entails investing in traditional asset classes, such as equity and fixed-income investments, and alternative asset classes, such as investments in real estate, commodities, currencies, private equity, and absolute return strategies. Absolute return measures the return that an asset achieves over a certain period of time. Absolute return strategies differ from relative return strategies because they are concerned with the rate of return of a particular asset and do not compare returns with other measures or benchmarks as with relative return strategies. The Portfolio is a diversified investment company as defined in the 1940 Act. The Portfolio's Subadvisers are Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.). The Subadvisers will seek exposure to the relevant traditional and alternative asset classes by investing the Portfolio's assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to herein as Underlying Funds); and (iii) certain structured notes and financial and derivative instruments.

The Subadvisers will seek to emphasize the management of risk and volatility. Generally, the Subadvisers will seek to minimize the volatility of the Portfolio by:
• Using a wide range of asset classes whose investment performance the Subadvisers believe will not be highly correlated with each other;
• Employing asset allocation positioning with the aim of providing greater stability of investment performance; and
• Employing derivatives to seek to limit the potential for loss in times of market volatility.

Each asset class will be reviewed on an ongoing basis by the Subadvisers to determine whether it provides the opportunity to enhance investment performance or to reduce risk. Exposure to different asset classes and investment strategies will vary over time based upon the Subadvisers' assessment of changing market, economic, financial, and political factors and events that the Subadvisers believe may impact the value of the Portfolio's investments. The Subadvisers will rely on proprietary asset allocation models to adjust the amount of the Portfolio's investments in the various asset classes.

The Subadvisers may sell securities when they believe that the underlying assets no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value.

Asset Allocation. The approximate allocations of the Portfolio across asset classes as of January 31, 2009 is set forth in the table below. Subject to then-current market, economic, and financial conditions, the Subadvisers expect that the assets of the Portfolio will be allocated in accordance with the ranges set forth in the table below. Such allocations and ranges are approximate and subject to change. The Portfolio may gain exposure to each asset class directly through investments in securities, through investments in Underlying Funds, or through the use of derivatives and other financial instruments. The anticipated investment ranges and the Portfolio's actual exposure to the various asset classes referenced below will change over time, in response to changes in the Subadvisers' assessment of changing market, economic, financial, and political conditions.

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Approximate Asset Allocation (as of January 31, 2009)
Asset Class	Approximate Current Allocation	Anticipated Investment Ranges
Equity Investments	43.6%	40-60%
Investment Grade Fixed-Income Investments	28.1%	20-30%
Alternative Investments	12.1%	10-30%
Cash and Other Short-Term Investments	16.2%	0-20%

Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.

Equity Investments. The Portfolio may invest in the equity securities of U.S. or foreign issuers of any size. The Portfolio also may invest any portion of its assets in equity securities of issuers located in "emerging market" countries. The Portfolio may also purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadvisers may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entreprene urial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Investment Grade Fixed-Income Investments. The Portfolio may invest in the debt securities of issuers located anywhere in the world that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed-income securities in which the Portfolio may invest include securities that make pa yments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Short-Term Investments. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers' acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Investment Managers or their respective affiliates.

Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.

Emerging Markets Debt. The Portfolio may invest in fixed-income instruments of issuers that are economically tied to emerging markets countries. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.

High Yield Debt Securities. The Portfolio may invest in debt or fixed-income securities rated below "investment grade" (also referred to as "junk bonds" or "high-yield bonds") that are issued by U.S. or non-U.S. corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields that highly rated securities to compensate investors for the higher risk.

Real Estate. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return.The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or

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fixed-income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.

Infrastructure. The Portfolio may invest in securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

Private Equity. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

Derivatives. The Portfolio may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.

AST Focus Four Plus Portfolio

Investment Objective: Long-term capital growth. Such investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies of the Portfolio. As explained in more detail below, the Investment Managers will seek to achieve the Portfolio's investment objective by causing the Portfolio's assets to be allocated across five Investment Strategies. The Portfolio has four Equity Strategies (i.e., four quantitative strategies that invest primarily in equity securities) and one fixed-income strategy (i.e., the Core Plus Strategy). The approximate allocation of Portfolio assets across the five Investment Strategies as of January 31, 2009 appear in the table below. The approximate allocations are subject to change.

Investment Strategy	General Description of Investment Strategy	Approximate Percentage of Portfolio Assets as of January 31, 2009
Value Line Target 25	From the 100 stocks that Value Line® gives a #1 ranking for TimelinessTM , this strategy invests in a market-cap weighted portfolio of 25 non-financial stocks that have the best overall ranking based on 12 month price appreciation, 6 month price appreciation, and return on assets and price to cash flow ratios.	22.5%
S&P Target SMid 60	This strategy invests in 30 small-cap stocks and 30 mid-cap stocks from the S&P Small Cap 400 and the S&P MidCap 600 indices, respectively, based upon a combination of value (e.g., price/cash flow) and growth (e.g. change in ROA and recent momentum) factors.	22.5%
The Dow® Target Dividend	This strategy invests primarily in the 20 common stocks from the Dow Jones Select Dividend Index with the best overall ranking on both change in return on assets over the last 12 months and price to book ratio.	22.5%

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NYSE® International Target 25	This strategy invests in an equally-weighted portfolio of 25 stocks from the NYSE International 100 Index with the best overall ranking based upon price to book and price to cash flow ratios.	7.5%
Core Plus Strategy	This strategy invests in investment grade U.S. government, corporate, and mortgage-backed securities as well as non-investment grade debt securities, debt securities issued by non-U.S. issuers, and non- U.S. dollar-denominated debt securities. All of the Portfolio's assets that are allocated to the Core Plus Strategy will be invested in the AST Western Asset Core Plus Bond Portfolio.	25.0%

On or about the annual security selection date (July 1), the Investment Managers will establish the overall percentage allocation of Portfolio assets between the four Equity Strategies and the Core Plus Strategy. Under normal market conditions, it is currently expected that the Portfolio will invest approximately 75% of its total assets in accordance with the four Equity Strategies and approximately 25% of its total assets in the Core Plus Bond Portfolio. On or about July 1, First Trust will establish: (i) the percentage allocation of Portfolio assets to each individual Equity Strategy based upon the Investment Managers' overall allocation between the four Equity Strategies and the Core Plus Strategy under normal circumstnaces, along with First Trust's view of prevailing market, economic, and financial conditions and (ii) the percentage allocation of each security's position within each individual Equity Strategy under normal circumstances. Du ring the one-year period following such security selection date, the Investment Managers and First Trust, as applicable, will maintain the percentage allocations of Portfolio assets across the five Investment Strategies and the security percentage allocations within each individual Equity Strategy as closely as practicable when the Portfolio makes subsequent purchases and sales of portfolio securities. First Trust reserves the right to over-weight, under-weight, or exclude certain companies from the holdings of the Equity Strategies of the Portfolio.

The Investment Managers will rebalance the Portfolio's investments to cause its composition to match the then-current percentage allocation of Portfolio assets across the five Investment Strategies and the then-current percentage allocation of each security's position within each individual Equity Strategy:

  on each succeeding security selection date;

  in the event more than 80% of the Portfolio's total assets are invested in accordance with the Equity Strategies and less than 20% of the Portfolio's total assets are invested in the Core Plus Bond Portfolio; and

  in the event less than 70% of the Portfolio's total assets are invested in accordance with the Equity Strategies and more than 30% of the Portfolio's total assets are invested in accordance with the Core Plus Bond Portfolio.

First Trust may also invest in futures, options, warrants, forward contracts and repurchase agreements in implementing the Equity Strategies.

Description of Investment Strategies. Complete descriptions of the Equity Strategies to be used by First Trust and the Core Plus Strategy are set forth below.

The Dow ® Target Dividend. The Dow® Target Dividend Strategy contains some of the most widely traded of the market's highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend IndexSM, which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend IndexSM on or about the applicable security selection date (best [1] to worst [100]) by:
• Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.
• Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

Value Line ® Target 25. To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line®'s #1 ranking for TimelinessTM as of the close of business on or about the applicable security selection date. Value Line®'s ranking for TimelinessTM measures Value Line®'s view of their probable price performance during the next six to twelve months relative to the others. Value Line® bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line®'s #1 ranking for TimelinessTM as of the close of business on or about the applicable security selection date:

Step 1: Start with the 100 stocks that Value Line® on or about the security selection date gives its #1 ranking for "TimelinessTM ", and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from best (1) to worst (100) on the following factors:
• 12 month price appreciation
• 6 month price appreciation
• Return on assets
• Price to cash flow

Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors. Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the security selection date.

S&P Target SMid 60. The S&P Target SMid 60 Strategy gives an investor exposure to mid-cap and small-cap value stocks. The portfolio doubles the weights of the larger 30 mid-cap stocks relative to the 30 small-cap stocks. The strategy selects stocks with a combination of value (price/cash flow) and growth (change in ROA and recent momentum) factors. They are selected from the lowest price/books in the S&P MidCap 400 Index, which measures the performance of the mid-range sector of the U.S. stock market by choosing 400 domestic stocks on the basis of market capitalization, liquidity and industry group representation, and the S&P SmallCap 600 Index, which measures the performance of the small-range sector of the U.S. stock market by choosing 600 domestic stocks chosen for market size, liquidity and industry group representation, ensuring a selection of value stocks.

The stocks for the strategy are selected by First Trust beginning with the stocks that comprise the S&P MidCap 400 and the S&P SmallCap 600 Indices. Specifically,:

Step 1: Rank the stocks in each index by price to book value. Select the best quartile from each index—100 stocks from the S&P MidCap 400 Index and 150 stocks from the S&P SmallCap 600 Index with the lowest, but positive, price to book ratio.

Step 2: Rank each remaining stock on three factors:
• Price to cash flow
• 12 month change in return on assets
• 3 month price appreciation

Step 3: Eliminate any stock with a market capitalization of less than $250 million and also eliminate those with an average daily trading volume of less than $250,000. The 30 stocks from each index with the best overall ranking on the three factors are selected for the portfolio. The stocks selected from the S&P MidCap 400 Index are given approximately twice the weight of the stocks selected from the S&P SmallCap 600 Index.

NYSE ® International Target 25. NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index®, which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

Step 1: Begin with the stocks that comprise the NYSE International 100 Index® on or about the applicable security selection date. The NYSE International 100 Index® consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

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Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 3: Rank each remaining stock on two factors:
Factor 1: Price to book
Factor 2: Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.

Core Plus Strategy. The Portfolio will gain exposure to the Core Plus Strategy by investing all of the assets allocated to this strategy in the Core Plus Bond Portfolio. The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities. Under normal market conditions, at least 80% of the Core Plus Bond Portfolio's assets will be invested in debt and fixed-income securities. The Core Plus Bond Portfolio may invest in a variety of securities and instruments, including:

  U.S. Government obligations;

  corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);

  inflation-indexed securities;

  mortgage- and other asset-backed securities;

  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;

  fixed-income securities of non-governmental U.S. or non-U.S. issuers;

  taxable municipal obligations;

  variable and floating rate debt securities;

  commercial paper and other short-term investments;

  certificates of deposit, time deposits, and bankers' acceptances;

  loan participations and assignments;

  structured notes; and

  repurchase agreements

The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Core Plus Bond Portfolio average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the average modified duration of the Core Plus Bond Portfolio back within its expected average modified duration range within a reasonable period of time.

Up to 20% of the Core Plus Bond Portfolio's net assets may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized securities ratings organization (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis.

The Core Plus Bond Portfolio may also:

  invest up to 25% of its total assets in the securities of non-U.S. issuers;

  invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

  hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

  buy or sell securities on a forward commitment basis;

  lend its portfolio securities;

  engage in non-U.S. currency exchange transactions;

  engage in reverse repurchase agreements; and

  borrow money for temporary or emergency purposes;

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Western Asset and WAML also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments As a temporary measure for defensive purposes, the Portfolio may invest without limitation in money market mutual funds or similar pooled investment vehicles, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

AST Advanced Strategies Portfolio

Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and exchange-traded funds.

Principal Investment Policies and Risks:
General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.

QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA will analyze the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations will be reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed-income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed-income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio is pro hibited from investing more than 10% of its total assets in other mutual funds, including exchange traded funds.

Overall, the Advanced Strategies Portfolio will pursue a combination of traditional and non-traditional investment strategies. It is expected that the approximate allocation across the various investment categories, sub-categories, and investment advisers will be as follows:

AST Advanced Strategies Portfolio: Asset Allocations
Investment Adviser	Approximate Allocation	Investment Category	Sub-category
Marsico	17.00%	U.S. Large-Cap Growth	N/A
T. Rowe Price	17.00%	U.S. Large-Cap Value	N/A
William Blair	8.50%	International Growth	N/A
LSV	8.50%	International Value	N/A
PIMCO	12.75%	U.S. Fixed-Income	N/A
PIMCO	8.50%	Hedged International Bond	Developed Markets
PIMCO	4.25%		Emerging Markets
PIMCO	2.84%	Advanced Strategies I	Commodities Real Return
PIMCO	2.83%		Real Return
PIMCO	2.83%		Real Estate Real Return
QMA	15.00%	Advanced Strategies II	N/A
TOTAL	100.00%

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The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of U.S. fixed-income, hedged international bond, real return and exchange-traded fund investment strategies. The Portfolio will use derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as "junk" bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Investment Managers.

Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers will pursue traditional investment strategies include the following:

  U.S. Large-Cap Growth;

  U.S. Large-Cap Value;

  International Growth;

  International Value;

  U.S. Fixed-Income; and

  Hedged International Bond

  Developed Markets sub-category

  Emerging Markets sub-category

Brief descriptions of the investment strategies to be used by the Subadvisers are set forth below:

U.S. Large-Cap Growth (Marsico). Marsico will invest primarily in the common stocks of large U.S. companies (typically companies that have a market capitalization in the range of $5 billion or more) that are selected for their growth potential. Marsico will normally hold a core position of between 35 and 50 common stocks. Marsico also may invest up to 15% of the assets attributable to this investment category in foreign securities, which are those securities denominated in a foreign currency. American Depositary Receipts (ADRs) may be purchased for the Portfolio and will not be considered foreign securities for the purposes of the 15% limitation stated above. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" appro ach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each mod el is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
Marsico may reduce or sell portfolio securities if, in its opinion, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The core investments for this investment category generally will be comprised of established companies and securities that exhibit growth characteristics. However, these investments also may typically include companies with more aggressive growth characteristics, and companies undergoing significa nt changes (e.g., the introduction of a new product line, the appointment of a new management team or an acquisition).

U.S. Large-Cap Value (T. Rowe Price).T. Rowe Price will invest primarily in common stocks of large U.S. companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price also may invest up to 10% of the assets

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attributable to this investment category in foreign securities. T. Rowe Price typically will employ a "value" approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

International Growth (William Blair). William Blair will use fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

International Value (LSV). LSV will employ a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with hig h near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

U.S. Fixed-Income (PIMCO). Under normal circumstances, PIMCO will invest primarily in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration for securities held in this investment category will normally vary within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. PIMCO will invest primarily in fixed-income securities that are rated investment grade by established rating services but may invest up to 10% of the total assets attributable to this investment category in junk bonds. PIMCO may also invest up to 10% of the total assets attributable to their investment category in preferred stock.

Hedged International Bond: Developed Markets Sub-categor y and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category will contain a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO will be responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO will invest at least 80% of the net assets attributa ble to this investment category in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO will select the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration for securities held in this investment category normally is expected to vary within a zero- to eight-year time frame. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed-income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody's or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the PIMCO and PI will pursue non-traditional investment strategies include the following:

  Advanced Strategies I; and

  Commodities Real Return sub-category

  Real Return sub-category

  Real Estate Real Return sub-category

  Advanced Strategies II

Brief descriptions of the investment strategies to be used by PIMCO and PI are set forth below:

Advanced Strategies I: The Advanced Strategies I investment category will contain a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI will direct PIMCO how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI's own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.

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The average portfolio duration for securities held in this investment category normally will vary within three years (plus or minus) of the real duration of the Barclays Capital U.S. TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.

Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO will employ an "enhanced-index" strategy for this sub-category. Specifically, PIMCO will use commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exp osure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation.

Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category will focus primarily on investments in U.S. Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category will begin with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis will help set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO will focus on duration management to manage yiel d curve exposure based on the firm's general investment outlook.

Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO will employ an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO will use REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed-income instruments, including derivative fixed-income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.

Advanced Strategies II (QMA). Up to approximately 15% of the Advanced Strategies Portfolio's net assets will be allocated to the Advanced Strategies II investment category subadvised by QMA. Up to approximately 10% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Advanced Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Advanced Strategies II investment category is intended to function as an overlay for the entire Advanced Strategies Portfolio. The remaining assets attr ibutable to this investment category may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

TheAdvanced Strategies Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds. The Board has approved an exception to that investment policy to permit the Advanced Strategies Portfolio to invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed-income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.

The principal risk of investing in the Portfolio is market risk. Market risk is the risk that a particular equity or debt security in the Portfolio, the Portfolio itself, or equity or debt markets in general may fall in value. The Portfolio's investment in foreign securities presents additional risk, including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, taxes, less publicly available information and other factors. These risks may be heightened for a Portfolio's investments in emerging market securities.

Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates. The debt obligations in which the Portfolio may invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. To the extent the Portfolio invests in junk bonds or other non-investment grade fixed-income securities, it may be subject to greater levels of interest rate, credit and liquidity risk than mutual funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely

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affect the market for these securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Advanced Strategies Portfolio may lose its entire investment.

The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

The Portfolio's emphasis on investments in real estate investment trusts ("REITs") and in real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisi ons that make changes in control of the REIT difficult and time-consuming.

The performance of the Portfolio will depend to a certain extent on how its assets are allocated and reallocated among the various investment categories, sub-categories, and investment managers. A principal risk of investing in the Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets among the various investment categories, sub-categories, and investment advisers.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfol io securities at times when it would otherwise not wish to do so.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or

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"cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.

However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordina te to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Temporary Investments. The Portfolio may, without limit as to the percentage of its assets, purchase U.S. government securities or short-term debt securities pending investments in other securities consistent with its investment objective, to meet shareholder redemptions, or for temporary defensive purposes. The Portfolio's ability to achieve its investment objective will be reduced to the extent it must increase its holdings of temporary investments."

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AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed in come portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies.

The precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and for eign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities. Because a significant portion of the Portfolio's fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and valu e-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companie s.

Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the

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portfolio will reflect the sub-advisor's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. The Portfolio may also invest in money market funds managed by the Subadviser. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST UBS Dynamic Alpha Portfolio

Investment Objective: to seek to maximize total return.

Principal Investment Policies and Risks:
Asset Allocation and Risk Management. The Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection. These decisions are integrated with analysis of global market and economic conditions.

The Portfolio is a multi-asset class fund. The asset classes in which the Portfolio may invest include, but are not limited to, the following: U.S. equity, non-U.S. equity, emerging market equity, U.S. fixed-income, non-U.S. fixed-income, emerging market debt, U.S. high-yield or "junk bond" fixed-income, and cash equivalents, including global currencies. The Portfolio may invest in issuers located within and outside the United States or in investment companies advised by UBS or its affiliates to gain exposure to these

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asset classes. The Portfolio will not pay investment management fees or other fund expenses in connection with its investment in the investment companies advised by UBS or an affiliate, but may pay expenses associated with such investments. Asset allocation decisions are tactical, based upon UBS' assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of the Portfolio's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolio may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Portfolio, to replace more traditional direct investments, or to obtain exposure to certain markets. In addition, the Portfolio may establish net short or net long positions for individual markets, currencies and securities. The Portfolio also may borrow money to purchase investments for the Portfolio and for temporary or emergency purposes, including for meeting redemptions, for the payment of dividends, for share repurchases, or for the clearance of transactions.

As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Portfolio is subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of Derivatives, the Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the Derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily m arked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See "Risk/Return Summary-Principal Risks" above for more information. The Trust reserves the right to modify the Portfolio's asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The Portfolio's risk will be carefully monitored with consideration given to the risk generated by individual positions, sector, country, and currency views. UBS will employ proprietary risk management systems and models that seek to ensure the Portfolio is compensated for the level of risk it assumes at both the security and market levels.

Equity Investments. Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S. and non-U.S.) and emerging markets. Equity investments may include large, intermediate, and small capitalization companies. Within the equity portion of the Portfolio, UBS will primarily use value-oriented strategies but also may use growth-oriented strategies from. When using value-oriented equity strategies, UBS seeks to select securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given sec urity is the UBS' assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each equity security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries. Under certain circumstances, UBS may use growth-oriented strategies within its US and non-US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Portfolio. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Fixed-Income Investments. Investments in fixed-income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed-income securities may include issuers in both developed (incl uding the U.S.) and emerging markets. In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The UBS model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength,

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market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Portfolio's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including convertible debt securities and debt securities rated below investment grade. These lower-rated fixed-income securities are often referred to as "high-yield securities" or "junk bonds". UBS' fixed-income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. D uration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Dynamic Alpha Portfolio also may invest in cash or cash equivalent instruments. When political, economic, or market conditions warrant, the Portfolio may invest without limitation in cash equivalents, which may affect its ability to pursue its investment objective.

Temporary Investments. Up to 100% of the Dynamic Alpha Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Alpha Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Dynamic Alpha Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST First Trust Balanced Target Portfolio
Investment Objective: long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio
Investment Objective: long-term capital growth.

General. Each Portfolio allocates its assets across six uniquely specialized investment strategies. Initially, each Portfolio will invest in the securities determined by the model based on its six respective investment strategies. On or about the annual security selection date (March 1), each Portfolio will establish both percentage allocations among the six investment strategies and the percentage allocation of each security's position within each Equity Strategy. First Trust reserves the right to over-weight, underweight, or exclude certain companies from the holdings of either Portfolio. The percentage allocations among the six investment strategies at the annual security selection date are approximately as follows:

AST First Trust Portfolios: Asset Allocations
Investment Strategy	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio
Dow Jones Income	35.00%	20.00%
NYSE® International Target 25	10.00%	10.00%
Global Dividend Target 15	15.00%	20.00%
Value Line® Target 25	15.00%	20.00%
Target Small-Cap	5.00%	15.00%
The Dow® Target Dividend	20.00%	N/A
NASDAQ® Target 15	N/A	15.00%

Investment Strategies for the Portfolios

Dow Jones Income

In selecting securities for this strategy, First Trust follows an investment strategy that invests in securities identified by applying certain screens to the Dow Jones Corporate Bond Index. This strategy emphasizes high credit quality, liquidity, diversification, issuer fundamentals, and duration management.

  Step 1: Begin with the universe of bonds that comprise the Dow Jones Corporate Bond Index on or about the applicable security selection date. The Dow Jones Corporate Bond Index identifies bonds with an investment-grade credit rating of no less than Baa3 as rated by Moody's Investors Service (or rated of similar quality by another rating agency).

  Step 2: For liquidity, eliminate each bond that does not have at least $350 million principal amount in outstanding issuance.

  Step 3: Eliminate bonds based on proprietary factors including issuer fundamentals and diversification.

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  Step 4: Bonds satisfying the above 3 steps are weighted across multiple sectors and maturity bands of the Dow Jones Corporate Bond Index.

  Step 5: Bonds are then selected based on availability and relative value compared to similar quality bonds within the investment grade universe. Due to poor liquidity or lack of availability, like-bonds that are not components of the Dow Jones Corporate Bond Index may be selected within the investment grade universe that have similar characteristics as the bonds identified through steps 1-4.

In the event a bond identified by the process described above is exempted from the Dow Jones Corporate Bond Index, First Trust may continue its investment in such bond or may identify an alternative bond from the Dow Jones Corporate Bond Index.

Each holding is monitored and evaluated for potential credit downgrades/upgrades and issue-specific business fundamentals, and the portfolio is monitored for interest rate sensitivity through optimal duration management.

NYSE ® International Target 25. NYSE® International Target 25 Strategy gives investors exposure to large foreign value stocks. The equally weighted portfolio selects the 25 stocks with the best value factors (price/book and price/cash flow). They are selected from the NYSE International 100 Index® , which is comprised of the largest non-US stocks traded on the New York Stock Exchange.

The NYSE® International Target 25 Strategy stocks are selected by First Trust as follows:

  Step 1: Begin with the stocks that comprise the NYSE International 100 Index ® on or about the applicable security selection date. The NYSE International 100 Index ® consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

  Step 2: Screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

  Step 3: Rank each remaining stock on two factors: - Price to book - Price to cash flow. Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

  Step 4: Construct an equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.
Global Dividend Target 15

In selecting stocks for this strategy, First Trust uses a disciplined investment strategy that invests primarily in the common stocks of the companies that are components of the Dow Jones Industrial AverageSM (DJIASM), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng IndexSM. The DJIASM consists of stocks chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The FT Index is comprised of 30 stocks chosen by the editors of The Financial Times as representative of British industry and commerce. As of March 31, 2009 the Hang Seng Index consisted of 42 stocks listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities.

This strategy primarily consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIASM, FT Index and Hang Seng Index, respectively, that have the highest dividend yields in the respective index as of the close of business on or about the applicable security selection date.

Value Line ® Target 25

To select the stocks for this strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 25 companies selected from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness™ as of the close of business on or about the applicable security selection date. Value Line's ranking for Timeliness measures Value Line's view of probable price performance during the next 6 to 12 months based upon long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. First Trust expects to select 25 common stocks each year through the following multi-step process from a subset of the stocks that receive Value Line's® #1 ranking for Timeliness as of the close of business on or about the applicable security selection date:

  Step 1: Start with the 100 stocks that Value Line ® on or about the security selection date gives its #1 ranking for Timeliness™, and remove the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange. Rank each remaining stock from the best (1) to worst (100) on the following factors: - 12 month price appreciation - 6 month price appreciation - Return on assets - Price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 25 stocks with the best overall ranking on the above four factors.

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Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Target Small-Cap

The Target Small-Cap stocks are stocks with small market capitalizations that have recently exhibited certain positive financial attributes. First Trust selects stocks for this strategy as follows:

  Step 1: Select the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE), the NYSE Amex, or The Nasdaq Stock Market (Nasdaq) (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the close of business on or about the applicable security selection date.

  Step 2: Select companies that have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

  Step 3: Select stocks with positive three-year sales growth.

  Step 4: From there, select those stocks whose most recent annual earnings are positive.

  Step 5: Eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

  Step 6: Select the 40 stocks with the greatest price appreciation in the last 12 months.

Market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. Securities selected by this strategy will be weighted by market capitalization.

The Dow ® Target Dividend (AST First Trust Balanced Target Portfolio only). The Dow® Target Dividend Strategy contains some of the most widely traded of the market's highest-yielding stocks. This strategy selects stocks with good value (low price/book) and signs of growth (change in return on assets (ROA)) from The Dow Jones Select Dividend IndexSM , which consists of 100 of the highest dividend-yielding securities (excluding real estate investment trusts) in the Dow Jones U.S. Total Market Index, an index representative of the total market for United States equity securities. These factors allow the strategy to select an equally weighted portfolio of high dividend paying value companies that have future growth potential.

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. First Trust follows a disciplined investment strategy that invests primarily in the 20 common stocks from the Dow Jones Select Dividend IndexSM with the best overall ranking on both the change in return on assets over the last 12 months and price to book ratio. Specifically, this investment strategy consists of the following steps:

  Step 1: Rank all 100 stocks contained in the Dow Jones Select Dividend Index SM on or about the applicable security selection date (best [1] to worst [100]) by: - Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals. - Price to book. A lower, but positive, price to book ratio is generally used as an indication of value.

  Step 2: Select an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

NASDAQ ® Target 15 (AST First Trust Capital Appreciation Target Portfolio only)

This investment strategy looks for common stocks issued by companies that are expected to have the potential for capital appreciation. To select the stocks for this investment strategy, First Trust follows a disciplined investment strategy that invests primarily in the common stocks of 15 companies selected from a subset of the stocks included in the NASDAQ-100 Index as of the close of business on or about the applicable security selection date.

  Step 1: Begin with the stocks that comprise the NASDAQ-100 Index. Rank each stock on the following factors: - 12 month price appreciation - 6 month price appreciation - Return on assets - Price to cash flow

  Step 2: Select a market-cap weighted portfolio of the 15 stocks with the best overall ranking on the four factors.

Securities selected by this strategy will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 7.5% of the portfolio on or about the security selection date.

Asset Class Allocations. In addition to allocating each Portfolio's assets across the six investment strategies, the overall mix between equity and fixed-income securities will vary for both Portfolios. The AST First Trust Balanced Target Portfolio will normally invest approximately 65% of its total assets in equity securities and 35% in fixed-income securities as of the security selection date. Depending on market conditions on the security selection date, the equity portion may range between 60-70% and the fixed-income portion between 30-40%. The AST First Trust Capital Appreciation Target Portfolio will normally invest approximately 80% of its total assets in equity securities and 20% in fixed-income securities as of the securities selection date. Depending on market conditions on the security selection date, the equity portion may range between 75-85% and the fixed-income portion between 15-25%.

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Equity Securities. Each Portfolio invests a substantial portion of its assets in equity securities. Eligible equity securities include common stocks, warrants to purchase common stocks, and securities convertible into common stocks (such as convertible bonds and debentures). In addition, the Portfolios may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Fixed-Income Securities. Each Portfolio may invest in debt obligations of varying quality, including securities issued or guaranteed by the U.S. Government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Portfolios will limit their respective investments to debt obligations rated at least investment grade by Moody's Investors Service (Moody's), Standard Poor's Ratings Services (S&P), or another major rating service, and unrated debt obligations that First Trust believes are comparable in quality.

Other Investments and Investment Strategies for the Portfolios. In addition to the principal investment strategies outlined above, the Portfolios may invest in the following instruments and use the following investment methods:

  Common and Preferred Stocks

  Fixed-Income Securities

  Foreign Securities

  Derivative Instruments

  Initial Public Offerings

  Warrants

  Convertible Securities

  When-Issued, Delayed-Delivery, or Forward Commitment Transactions

  Illiquid and Restricted Securities

  Repurchase Agreements

  Reverse Repurchase Agreements

  Temporary Investments· Borrowing

  Lending Portfolio Securities

  Short Sales "Against the Box"

LICENSES AND MISCELLANEOUS INFORMATION

"Dow Jones Corporate Bond Index," "The Dow Jones Industrial Average SM ," "The Dow®," "DIJA SM " and "Dow Jones Select Dividend Index SM " are service marks or registered trademarks of Dow Jones Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio, the AST First Trust Capital Appreciation Target Portfolio, and/or the AST Focus Four Plus Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount pay able under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE B OND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR

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CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PO RTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" and "NYSE International 100 Index ®" are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolios or First Trust other than the licensing of NYSE International 100 Index® (the "Index") and its registered trademarks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. and its affiliates do not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.

  Recommend that any person invest in the AST First Trust Portfolios or any other securities.

  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.

  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.

  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 Index ® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;

  The accuracy or completeness of the Index and its data;

  The merchantability and the fitness for a particular purpose or use of the Index and its data;

  NYSE Group, Inc. and it's affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;

  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

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The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® registered trade marks and certain trade names of the Corporations and the use of the NASDAQ-100 Index®, which is determined, composed and calculated by NASDAQ without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain NASDAQ trademarks and tradenames of the Corporations. NASDAQ has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading o f the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

The AST Focus Four Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("Standard & Poor's") or its third party licensors. Neither Standard & Poor's nor its third party licensors makes any representation or warranty, express or implied, to the owners of the AST Focus Four Plus Portfolio or any member of the public regarding the advisability of investing in securities generally or in the AST Focus Four Plus Portfolio particularly or the ability of the S&P MidCap 400 index or the S&P SmallCap index (individually and collectively, the "Index") to track general stock market performance. Standard & Poor's' and its third party licensor's only relationship to First Trust Advisors L.P. is the licensing of certain trademarks and trade names of Standard & Poor's and the third party licensors and of the Index which is determined, composed and calculated by Standard & Poor's or its third party licensors without regard to First Trust Advisors L.P. or AST Focus Four Plus Portfolio. Standard & Poor's and its third party licensors have no obligation to take the needs of First Trust Advisors L.P. or the owners of the AST Focus Four Plus Portfolio into consideration in determining, composing or calculating the Index. Neither Standard & Poor's nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the AST Focus Four Plus Portfolio or the timing of the issuance or sale of the AST Focus Four Plus Portfolio or in the determination or calculation of the equation by which the AST Focus Four Plus Portfolio is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the AST Focus Four Plus Portfolio.

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AST Dynamic Asset Allocation Portfolios:

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: The investment objective of each Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies and Risks. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to timebe added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denom inated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted comb inations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities)

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  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers)

  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics)

  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and

  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

Portfolio	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments

AST Aggressive Asset Allocation Portfolio	100% (Generally range from 92.5%-100%)	0% (Generally range from 0-7.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST Investment serve as the Manager of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and erivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets will be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy a ll applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments. Up to 100% of a Dynamic Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and the Dynamic Asset Allocation Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While a Dynamic Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in strategic and Underlying Portfolio allocations, to secure gains, to limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks.The Underlying Portfolio shares in which the Dynamic Asset Allocation Portfolios invest have risks, and the value of those shares will fluctuate. As a result, the performance of a Dynamic Asset Allocation Portfolio depends on how its assets are allocated and reallocated among the Underlying Portfolios and the performance of those Underlying Portfolios. A principal risk of investing in each Dynamic Asset Allocation Portfolio is that the Investment Managers will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the Dynamic Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each Dynamic Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the applicable Underlying Portfolios. The ability of each Dynamic Asset

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Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives.

Some of these risks related to the Underlying Portfolios include, but are not limited to, the risks set forth below. Equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment. In addition, a Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in securities of small and medium capitalization companies. The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, and AST Balanced Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in equity securities. Any fixed-income allocation of a Dynamic Asset Allocation Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. In addition, significant exposure to fixed income securities with intermediate to long maturities could subject a Dynamic Asset Allocation Portfolio to the risk of substantial declines in such Portfolio's share price when there are significant changes in market interest rates. A Dynamic Asset Allocation Portfolio's level of risk will increase if a significant portion of such Portfolio's assets are allocated to investment in lower-rated high yield bonds (also commonly known as "junk bonds") or in foreign securities. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio will be particularly subject to the above-referenced risks because each of them will have significant exposure to Underlying Portfolios that invest primarily in fixed-income securities.

For additional information about the risks involved with investing in mutual funds, see this Prospectus under "Risk/Return Summary—Principal Risks."

Tactical Asset Allocation Portfolios:

AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Horizon Growth Asset Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST Niemann Capital Growth Asset Allocation Portfolio

Investment Objective: The investment objective of each of the Tactical Asset Allocation Portfolios is to obtain the highest potential total return consistent with their respective specified levels of risk tolerance.

The Growth Asset Allocation Portfolios generally will have a higher level of risk tolerance than the Moderate Asset Allocation Portfolios because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Tactical Asset Allocation Portfolios and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that any of the Tactical Asset Allocation Portfolios will achieve its investment objective.

Principal Investment Policies
The Tactical Asset Allocation Portfolios are "funds of funds." That means that each Tactical Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Tactical Asset Allocatio n Portfolios include: (i) the Underlying Trust Portfolios; (ii) the Underlying ETFs; and (iii)the Underlying Money Market Portfolios. For the purposes of this section of the Prospectus, the Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Tactical Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Tactical Asset Allocation Portfolios.

Equity and Debt/Money Market Asset Classes . Under normal market conditions, it is expected that the assets of the Tactical Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Horizon Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST Horizon Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Niemann Capital Growth Asset Allocation	60% (Approximate Range of 60 - 80%)	70% (Approximate Range of 20 - 40%)

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As you can see, the expected target asset allocation for the Growth Asset Allocation Portfolios emphasizes investments in the equity asset class while the expected target asset allocation for the Moderate Asset Allocation Portfolios emphasizes balanced investments in both the equity and debt/money market asset classes.

"Core" and "Off-Benchmark" Investment Categories. Under normal circumstances, at least 90% of a Tactical Asset Allocation Portfolio's assets will be allocated across as many as seven different "core" investment categories. The seven "core" investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-inc ome securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these "core" investment categories.

Under normal circumstances, no more than 10% of a Tactical Asset Allocation Portfolio's assets will be allocated to "off-benchmark" investments selected by the relevant AA Subadviser. "Off-benchmark" investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced "core" investment categories. Examples of "off-benchmark" investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs selected by the AA Subadvisers will be used to gain exposure to "off-benchmark" investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Tactical Asset Allocation Portfolios.

Description of Investment Process
Establishment by PI of Underlying Trust Portfolio Weights for "Core" Investment Categories. PI begins the investment process by employing various quantitative and qualitative research methods to identify and select Underlying Trust Portfolios that may be used as fulfillment options for each "core" investment category. After identifying and selecting the relevant Underlying Trust Portfolios, PI then establishs Underlying Trust Portfolio weights for each "core" investment category. This means that all Tactical Asset Allocation Portfolio assets that are allocated to a particular "core" investment category by an AA Subadviser will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of an Asset Allocation Portfolio's assets normally will be allocated across the "core" investment categories and the related Underlying Trust Portfolios.

The current expecte d Underlying Trust Portfolio weights for each "core" investment category are set forth in Appendix V hereto. These weights are subject to change at any time in the sole discretion of the Investment Managers. In the future, additional or different Underlying Trust Portfolios may be used as fulfillment options for the Tactical Asset Allocation Portfolios.

Establishment of Target Asset Allocations and Selection of Underlying ETFs by AA Subadvisers. The AA Subavisers will analyze PI's Underlying Trust Portfolio weights for the "core" investment categories in order to establish the target asset allocations for the Tactical Asset Allocation Portfolios and to select the Underlying ETFs. The target asset allocations established by the AA Subadvisers will be subject to certain guidelines established by PI. In particular, PI will set and interpret guidelines as to the percentage of Tactical Asset Allocation Portfolio assets that an AA Subadviser may allocat e to: (i) the equity and debt/money market asset classes; (ii) any particular "core" investment category (e.g., domestic large-cap value vs. domestic large-cap growth); and (iii) "off-benchmark" investments (i.e., Underlying ETFs). Each Tactical Asset Allocation Portfolio's investments in Underlying ETFs also will be subject to certain limits. Each Tactical Asset Allocation Portfolio may not: (i) acquire more than 3% of the total outstanding voting stock of any one Underlying ETF; (ii) invest more than 5% of its total assets in any one Underlying ETF; and (iii) invest more than 10% of its total assets in Underlying ETFs, in the aggregate.

The target asset allocations and the related guidelines for the Growth Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix I to this Prospectus. The target asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios as of January 31, 2009 are set forth in A ppendix II to this Prospectus. The Underlying Portfolio investments for the Tactical Asset Allocation Portfolios as of January 31, 2009 are set forth in Appendix III to this Prospectus. Such estimates are subject to change in the sole discretion of the Investment Managers and the AA Subadvisers.

Implementation of Target Asset Allocations and Underlying Portfolio Selections. PI will handle the day-to-day purchase, retention, and sale of shares of the Underlying Portfolios. Such purchases and sales generally will be made in accordance with the target asset allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio. Each AA Subadviser may, from time to time, change the target asset allocation and/or Underlying ETF weights for a Tactical Asset Allocation Portfolio. In addition, PI may, from time to time, change the Underlying Trust Portfolio weights for any of the "core" investment categories. In the event of any such

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change, PI will purchase and redeem shares of the relevant Underlying Portfolios in order to cause the Tactical Asset Allocation Portfolio's actual holdings to match the then-current target asset allocation and/or Underlying Portfolio weights for that Tactical Asset Allocation Portfolio. Sales of Underlying Trust Portfolio shares resulting from changes to target asset allocations and/or Underlying Portfolio weights, however, will be subject to guidelines established from time to time by PI. Currently, under normal circumstances, no more than 1% of a Tactical Asset Allocation Portfolio's holdings in Underlying Trust Portfolios (but not including assets allocated to the AST Money Market Portfolio) in any particular "core" investment category (e.g., domestic large-cap growth or domestic large-cap value investment categories) may be redeemed on any particular day in order to effect a related target asset allocation or Underlying Portfolio weight shift. Unlike transactions in Underlying Trust Portfolio shares, transactions in Underlying ETFs will not be subject to the above-referenced guidelines or any other limitations. Frequent purchases and sales of Underlying ETFs by a Tactical Asset Allocation Portfolio may, however, result in higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect a Tactical Asset Allocation Portfolio's investment performance.

Description of AA Subadvisers' Investment Methodologies. Each AA Subadviser will emphasize a different investment methodology in determining target asset allocations and selecting Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. It is expected, however, that the AA Subavisers will employ various tactical asset allocation strategies in connection with the establishment of target asset allocations and selection of Underlying Trust Portfolios and/or Underlying ETFs for the Tactical Asset Allocation Portfolios. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limit s may adversely affect a Tactical Asset Allocation Portfolio's investment performance by hindering the AA Subadviser's ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

AST CLS Growth Asset Allocation Portfolio and AST CLS Moderate Asset Allocation Portfolio . CLS uses its proprietary risk budgeting methodology to set a risk budget for each of the AST CLS Growth Asset Allocation Portfolio and AST CLS Moderate Asset Allocation Portfolio based on their respective target asset allocations. CLS will adjust the target asset allocation among the various asset classes while keeping the risk of the relevant Portfolio in line with the target allocation. CLS uses its risk analysis combined with fundamental and quantitative analysis to distinguish between those asset classes that are attractive and those asset classes that should receive an underweighted allocation.

AST Horizon Growth Asset Allocation Portfolio and AST Horizon Moderate Asset Allocation Portfolio . The Horizon portfolio management team incorporates analysis from both a quantitative and economic perspective. Its research-driven methodology produces market trajectories that are reviewed at frequent and consistent intervals. Horizon utilizes high-frequency data to obtain leading indicators of future market activity and to identify current trends in market leadership. This analysis also incorporates the global weights for geography, size, and style and then modifies these global weights based on the current economic environment. Industry overweights are determined based on the underlying support for the specific sectors as well as quantitative allocation research.

AST Niemann Capital Growth Asset Allocation Portfolio . Niemann Capital Management employs a systematic and disciplined management methodology based on quantitative daily research. Niemann Capital Management's objective is to uncover thematic opportunities and position assets to take advantage of emerging trends. Equally important is Niemann Capital Management's mandate to manage risk in the AST Niemann Capital Growth Asset Allocation by recognizing when a theme is deteriorating and acting accordingly by repositioning assets in cash or defensive positions to attempt to avoid catastrophic loss. Niemann Capital Management's style seeks to identify the best risk/reward relationships for the holdings in the AST Niemann Capital Growth Asset Allocation in all market conditions.

Other Investments . The Tactical Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Tactical Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the 1940 Act. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Cash Management Activities and Temporary Investments . Upon a Tactical Asset Allocation Portfolio's receipt of net cash contributions, such amounts will be invested in the AST Money Market Portfolio until the next succeeding business day. Thereafter, PI will cause such amounts to be invested in accordance with the then-current target asset allocation and Underlying Portfolio weights for the relevant Tactical Asset Allocation Portfolio. As a temporary measure for defensive purposes, each Tactical Asset Allocation Portfolio may invest without limitation in the Underlying Money Market Portfolios, including the AST Money Market Portfolio, commercial paper, cash equivalents, or high-quality, short-term debt instruments during, or in response to, any significant market event (e.g., suspension of trading on, or closure of, The New York Stock Exc hange) or any unusual circumstance.

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Fixed-Income Portfolios: Investment Objectives & Policies

AST T. Rowe Price Global Bond Portfolio

Investment Objective: to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Prinicpal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities and high yield bonds of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper ; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and bank debt and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Subadviser bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combi nation of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Subadviser believes that the currency risk can be minimized through hedging. The Portfolio's high-quality bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Subadviser equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called "split-rated"). Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Subadviser also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Subadviser may use foreign forward currency contracts ("forwards") to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Subadviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Subadviser may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Subadviser wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Subadviser may commit a substantial portion of the Portfolio to currencies and forwards If the Subadviser's forecast of currency movements proves wrong, this investment activity may cause a loss. Also, for emerging markets, i t is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of forei gn countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio's investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Port folio's investments in mortgage-related and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry

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special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emergin g countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Non-diversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a "nondiversified" investment company fo r purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts en tered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate coll ars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may pur chase

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or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, adjust the Portfolio's average maturity, duration, or credit quality, or re-deploy assets into more promising opportunities.

Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Subadviser. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfol io is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST High Yield Portfolio

Investment Objective: to seek maximum total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the Portfolio's net assets plus any borrowings for investment purposes (measured at the time of purchase) in non-investment grade high-yield fixed-income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by Standard & Poor's Corporation or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality.

The Portfolio may invest in all types of fixed income securities. The Portfolio will invest in non-investment grade fixed-income securities (commonly known as ''junk bonds'') that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales. The Portfolio may invest in common stocks, warrants, rights, and other equity securities. The Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

To the extent the Portfolio invests in sovereign debt obligations the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (''GDP''), high inflation or deflation, high government deficits as a percen tage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or

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return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities . Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds . Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may b e guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds . Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also e xpose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities . The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls . In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on th e securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities . The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign curren cy futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent

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that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not m ake short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments . The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and secur ities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swa p agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no de fault event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

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For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations . The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CB O is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Des pite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry ad ditional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Lord Abbett Bond-Debenture Portfolio

Investment Objective: to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:
The Portfolio has a non-fundamental policy of investing, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets.

Fixed income securities include:

  securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

  mortgage and other asset-backed securities;

  inflation-indexed bonds issued by both governments and corporations;

  structured notes, including hybrid or "indexed" securities and event-linked bonds;

  loan participations and assignments;

  delayed portfolio loans and revolving credit securities;

  bank certificates of deposit, fixed time deposits and bankers' acceptances;

  repurchase agreements and reverse repurchase agreements;

  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

  obligations of international agencies or supranational entities.

The Portfolio allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. Under normal circumstances, the Portfolio invests in each of the four sectors described above. However, the Portfolio may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Portfolio's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

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The Subadviser believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Subadviser attempts to reduce the Portfolio's risks. The Subadviser seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the Subadviser believes their credit risk is likely to decrease may generate higher returns.

The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

The Portfolio may invest up to 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

As a fund that invests primarily in fixed income securities, the Portfolio is subject to the general risks and considerations associated with investing in such securities. The value of an investment in the Portfolio will change as market interest rates fluctuate. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. The Portfolio generally maintains a relatively long average maturit y, and longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Portfolio, a risk that will be relatively high because the Portfolio will likely have substantial junk bond investments. The Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after the Portfolio purchases its securities. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities. In addition, the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's investment in convertible securities, which tend to be more volatile than non-convertible debt securities. In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

To the extent that the Portfolio invests in equity securities, it will be subject to the risks associated with investing in such securities. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. Accordingly, the value of the equity securities that the Portfolio holds may decline over short or extended periods.

AST PIMCO Total Return Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The a verage portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by

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Moody's Investors Services, Inc. ("Moody's") or equivalently rated by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and d ollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possib ility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities . The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities . Corporate debt securities include corporate bonds, debe ntures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities . Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds . Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted p rincipal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds . Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increa se volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities . The Portfolio may invest all of its assets in mortgage-backed and other asset-

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backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls . In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities . The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose o f hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutualPortfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the secur ity was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a

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counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments t o the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio i s a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value . In the case of a credit default swap sold by a Portfolio ( i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion i s the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be

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adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The 80% investment requirement applies at the time the Portfolio invests its net assets.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser's forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or equivalently by Standard & Poor's Corporation ("S&P") or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in marke t interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign

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currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities . Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

Inflation-Indexed Bonds . Inflation-indexed bonds are fixed income securities whose principa l value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event -linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower pri ce for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contrac ts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Short Sales and Short Sales "Against the Box." Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent

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that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the shor t sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio's records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no def ault event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

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For purposes of applying the Portfolio's investment policies and restrictions (as stated in this Prospectus and the Fund's SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations . The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversifie d pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substant ial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that dist ributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Western Asset Core Plus Bond Portfolio

Investment Objective: to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

The investment objective and specified average duration figure are not fundamental policies for the Portfolio and, therefore, may be changed by the Board without shareholder approval.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in debt and fixed-income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To the extent required by applicable law, the Portfolio may not change its policy to invest at least 80% of its net assets in debt and fixed-income securities unless it provides shareholders with at least 60 days' written notice of such change.

For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes. For purposes of the non-fundamental investment restriction set forth above, the Portfolio will consider an ins trument, including a synthetic instrument, to be a debt or fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to a debt or fixed-income security. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to debt or fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

Fixed income securities include:

  U.S. Government Obligations

  corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

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  inflation-indexed securities

  mortgage- and other asset-backed securities

  obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations fixed-income securities of non-governmental U.S. or non-U.S. issuers taxable municipal obligations

  variable and floating rate debt securities

  commercial paper and other short-term investments

  certificates of deposit, time deposits, and bankers' acceptances loan participations and assignments

  structured notes

  repurchase agreements.

Duration refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Portfolio's average modified duration back within its expected average modified duration range within a reasonable period oftime.

The P ortfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high yield securities." The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.
In addition, the Portfolio may also:

  invest up to 25% of its total assets in the securities of non-U.S. issuers;

  invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

  hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

  buy or sell securities on a forward commitment basis;

  lend its portfolio securities;

  engage in non-U.S. currency exchange transactions;

  engage in reverse repurchase agreements; or

  borrow money for temporary or emergency purposes or for investment purposes.

The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments. As a temporary measure for defensive purposes, the Portfolio may invest without limitation in the money market mutual funds, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

AST Target Maturity Portfolios:

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020

Investment Objectives: To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

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AST Investment Grade Bond Portfolio

Investment Objective: To seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.

Principal Investment Policies and Risks of the Target Maturity Portfolios.
Under normal market conditions, each Target Maturity Portfolio will invest at least 80% of its investable assets in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities. The above-described 80% policy is a non-fundamental investment policy of each Target Maturity Portfolio and may be changed by the Board without shareholder approval. Each Target Matu rity Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. As used in this Prospectus, the term "investable assets" refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Each Target Maturity Portfolio will be managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity will be different. For example, the AST Bond Portfolio 2020 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2015, the AST Bond Portfolio 2016, the AST Bond Portfolio 2018, and the AST Bond Portfolio 2019. In addition, each Tar get Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, PIM expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable contract.

PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. In the event a Target Maturity Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Investment Policies and Risks of the Investment Grade Bond Portfolio
Under normal market conditions, the Investment Grade Bond Portfolio will invest at least 80% of its investable assets in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by PIM to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed-income s ecurities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PIM currently intends to maintain an overall weighted average credit quality rating of A- or better for the Investment Grade Bond Portfolio. This target overall credit quality for the Investment Grade Bond Portfolio will be based on ratings as of the date of purchase. In the event the Investment Grade Bond Portfolio's overall credit quality drops below A- due to downgrades of individual portfolio securities, PIM will take appropriate action based upon the relevant facts and circumstances.

Principal Investments of the Portfolios
General. PIM has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The Subadviser will use equalitative and quantitative analysis to evaluate each bond issue considered for a Portfolio. In selecting portfolio securities for a Portfolio, PIM will consider economic conditions and interest rate fundamentals. The Subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

Each Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, each Portfolio will emphasize investments in several different types of securities and financial instruments, including, without limitation: (i) U.S. Government securities; (ii) certain debt obligations issued or guaranteed by the U.S. Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of U.S. corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. Each Portfolio also may invest up to 50% of its

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total assets in U.S. dollar-denominated debt securities issued in the United States by certain foreign issuers (referred to herein as Yankee obligations).

U.S. Government Securities. U.S. Government securities include debt obligations issued by the U.S. Treasury. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolios may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities. Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mor tgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the D irector of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Privately-Issued Mortgage-Related and Asset-Backed Securities. Each Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government-sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Mortgage-related securities and CMOs are subject to credit risk, interest rate risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail under the caption "Certain Risk Factors and Investment Methods."

Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-

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backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A REMIC is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. None of the Portfolios intends to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. Each Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Asset-backed securities, CDOs, and CLOs are subject to credit risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail under the caption "Certain Risk Factors and Investment Methods."

Corporate Debt Obligations. Each Portfolio also may invest in the bonds of corporations. For purposes of this policy, the term "corporations" includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Derivative Strategies. PIM may use various derivative strategies to try to improve each Portfolio's investment returns. PIM may also use hedging techniques to try to protect each Portfolio's assets. Each portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, PIM will try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. PIM may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. PIM will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives PIM may use may not match or offset a Portfolio's underlying positions and this could result in losses to the Portfolio tha t would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Other Investments and Strategies of the Portfolios
In addition to the principal strategies, PIM also may use the following investments and strategies to try to increase a Portfolio's returns or protect its assets if market conditions warrant.

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Junk Bonds . Each Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P, Ba or lower by Moody's, BB or lower by Fitch or, if unrated, are determined by PIM to be of comparable quality. If the rating of a debt obligation is downgraded after a Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. Each Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because each Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

Short Sales. Each Portfolio may make short sales of a security. This means that a Portfolio may sell a security that it does not own, which it may do, for example, when PIM thinks the value of the security will decline. A Portfolio generally will borrow the security to deliver to the buyers in a short sale. The Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Each Portfolio also may make short sales "against the box." In a short sale "against the box," a Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation of the security.

Convertible Securities and Preferred Stock. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. Each Portfolio will sell common stock received upon conversion.

Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for a Portfolio, and is, in effect, a loan by that Portfolio.

Reverse Repurchase Agreements. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls . Each Portfolio may enter into dollar rolls in which the relevant Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Bank Loans . Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relation ship only with the lender, not with the relevant borrower.

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As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.

Money Market Instruments. Each Target Maturity Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Each Target Maturity Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.

If PIM believes it is necessary, it may temporarily invest up to 100% of a Target Maturity Portfolio's total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit PIM's ability to achieve the Target Maturity Portfolios' investment objectives, but may help to preserve the Target Maturity Portfolios' assets when global or international markets are unstable.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, each Target Maturity Portfolio may take a temporary defensive position and invest up to 100% of the Target Maturity Portfolio's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Target Maturity Portfolio's assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limits PIM's ability to achieve the Target Maturity Portfolios' investment objectives, but can help to preserve the Target Maturity Portfolios' assets. The use of temporary defensive investments is inconsistent with the Target Maturity Portfolios' investment objectives.

Additional Strategies. Each Target Maturity Portfolio follows certain policies when it borrows money (each Target Maturity Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (each Target Maturity Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (each Target Maturity Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). PIM will seek to maintain an adequate level of portfolio liquidity for each Target Maturity Portfolio, based on all relevant facts and circumstances, with consideration given to a Target Maturity Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Target Maturity Portfolio 's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities. Each Target Maturity Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other f actors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has

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rated the security, so rated by that rating organization;
- rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
- if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities directly. Such Obligations may also serve as collat eral for repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and f oreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United Stat es issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more o f the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's commo n stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to rec eive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Port folio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the P ortfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments ̵ 2; Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse agains t the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar con tract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified " multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the inv estment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determinin g the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[6]
AST International Growth	1.00
AST International Value	1.00
AST JPMorgan International Equity	.84
AST MFS Global Equity	.96
AST Parametric Emerging Markets Equity	1.10
AST Small-Cap Growth	.90
AST Neuberger Berman Small-Cap Growth	.95
AST Federated Aggressive Growth	.95
AST Goldman Sachs Small-Cap Value	.95
AST Small-Cap Value	.90
AST Goldman Sachs Mid-Cap Growth	.99
AST Neuberger Berman Mid-Cap Growth	.90
AST Neuberger Berman / LSV Mid-Cap Value	.90
AST Mid-Cap Value	.95
AST T. Rowe Price Large-Cap Growth	.88
AST MFS Growth	.90
AST Marsico Capital Growth	.90
AST Goldman Sachs Concentrated Growth	.82
AST DeAM Large-Cap Value	.85
AST Large-Cap Value	.74
AST AllianceBernstein Core Value	.75
AST QMA US Equity Alpha[1]	.86
AST American Century Income & Growth	.72
AST AllianceBernstein Growth & Income	.75
AST Cohen & Steers Realty	.90
AST Global Real Estate	1.00
AST T. Rowe Price Natural Resources	.90
AST Academic Strategies Asset Allocation[2]	.34
AST Schroders Multi-Asset World Strategies[3]	.95
AST Focus Four Plus[4]	.60
AST Advanced Strategies	.85
AST T. Rowe Price Asset Allocation	.85
AST UBS Dynamic Alpha	1.00
AST First Trust Balanced Target	.85
AST First Trust Capital Appreciation Target	.85
AST Aggressive Asset Allocation	.15
AST Balanced Asset Allocation	.15
AST Capital Growth Asset Allocation	.15
AST Preservation Asset Allocation	.15
AST CLS Growth Asset Allocation	.21
AST CLS Moderate Asset Allocation	.25
AST Horizon Growth Asset Allocation	.06
AST Horizon Moderate Asset Allocation	.13
AST Niemann Capital Growth Asset Allocation	.12
AST T. Rowe Price Global Bond	.80
AST High Yield	.75

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AST Lord Abbett Bond-Debenture	.78
AST PIMCO Total Return Bond	.65
AST PIMCO Limited Maturity Bond	.65
AST Western Asset Core Plus Bond Portfolio	.70
AST Bond Portfolio 2015	.64
AST Bond Portfolio 2016[5]	-
AST Bond Portfolio 2018	.64
AST Bond Portfolio 2019	.64
AST Bond Portfolio 2020[5]	-
AST Investment Grade Bond	.64
AST Money Market	.47

Notes to Investment Management Fees Table: 1Includes effective fee relating to the Porfolio prior to its repositioning from AllianceBernstein Managed Index 500 Portfolio to QMA US Equity Alpha Portfolio.

2Includes fee relating to its repositioning from Balanced Asset Allocation Portfolio to Academic Strategies Asset Allocation Portfolio on July 21, 2008. The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Porfolio's "Underlying Fund Fees and Expenses" do not exceed 0.685% of the Portfolio's average daily net assets. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio's then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio's actual "Underlying Fund Fees and Expenses" may be higher than 0.685% of the Portf olio's average daily net assets. The arrangements relating to the Portfolio's "Underlying Fund Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

3Includes fee relating to the Porftfolio before and after its repositioning from American Century Strategic Allocation Portfolio to Schroders Multi Asset World Strategies Portfolio.

4The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the AST Focus Four Plus Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. As a result of this waiver, the total effective annualized investment management fee rate for the AST Focus Four Plus Portfolio was 0.60% of its average daily net assets (rather than its contractual investment management fee rate of 0.85% of its average daily net assets).

5The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 commenced operations on January 2, 2009. The contractual management fee is based on the following fee structure: .65% on average daily net assets of up to $500 million, and .64% on average daily net assets in excess of $500 million. For the purpose of fee calculations, the assets of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and AST Investment Grade Bond Portfolio will be aggregated.

6Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST International Growth	William Blair & Company LLC
Marsico Capital Management, LLC
AST International Value	LSV Asset Management
Thornburg Investment Management, Inc.
AST JPMorgan International Equity	J.P. Morgan Investment Management, Inc.
AST MFS Global Equity	Massachusetts Financial Services Company
AST Parametric Emerging Markets Equity	Parametric Portfolio Associates LLC
AST Small-Cap Growth	Eagle Asset Management, Inc.
AST Neuberger Berman Small-Cap Growth	Neuberger Berman Management LLC
AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania
AST Goldman Sachs Small-Cap Value	Goldman Sachs Asset Management, L.P.
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management, L.L.C.
AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management LLC
AST Neuberger Berman / LSV Mid-Cap Value	Neuberger Berman Management LLC
LSV Asset Management
AST Mid-Cap Value	WEDGE Capital Management, LLP
EARNEST Partners LLC
AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.
AST MFS Growth	Massachusetts Financial Services Company
AST Marsico Capital Growth	Marsico Capital Management, LLC
AST Goldman Sachs Concentrated Growth	Goldman Sachs Asset Management, L.P.
AST DeAM Large-Cap Value	Deutsche Investment Management Americas Inc.
AST Large-Cap Value	Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
Dreman Value Management, L.L.C.
AST AllianceBernstein Core Value	AllianceBernstein L.P.
AST QMA US Equity Alpha	Quantitative Management Associates LLC
AST American Century Income & Growth	American Century Investment Management, Inc.
AST AllianceBernstein Growth & Income	AllianceBernstein L.P.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST Global Real Estate	Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.
AST T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.
AST Schroders Multi-Asset World Strategies	Schroders Investment Management North America, Inc. and Schroders Investment Management North America, Ltd.
AST Academic Strategies Asset Allocation	Quantitative Management Associates, LLC
Prudential Investment Management, Inc.
Jennison Associates LLC
Pacific Investment Management Company LLC
Prudential Bache Asset Management

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Volaris Volatility Management Group, a unit of Credit Suisse Securities (USA) LLC
Mellon Capital Management Corporation
First Quadrant, L.P.
AlphaSimplex Group, LLC
AST Focus Four Plus	First Trust Advisors L.P. (Equity Strategies Only)
AST Advanced Strategies	Marsico Capital Management, LLC
T. Rowe Price Associates, Inc.
William Blair & Company LLC
LSV Asset Management
Pacific Investment Management Company LLC
Quantitative Management Associates LLC
Prudential Investment Management Inc.
Jennison Associates LLC
AST Aggressive Asset Allocation Portfolio AST Balanced Asset Allocation Portfolio AST Capital Growth Asset Allocation Portfolio AST Preservation Asset Allocation Portfolio	Quantitative Management Associates LLC
Prudential Investment Management LLC
Jennison Associates LLC
AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.
AST CLS Growth Asset Allocation	CLS Investments, LLC
AST CLS Moderate Asset Allocation	CLS Investments, LLC
AST Horizon Growth Asset Allocation	Horizon Investments, LLC
AST Horizon Moderate Asset Allocation	Horizon Investments, LLC
AST Niemann Capital Growth Asset Allocation	Niemann Capital Management, Inc.
AST UBS Dynamic Alpha	UBS Global Asset Management (Americas), Inc.
AST First Trust Balanced Target	First Trust Advisors L.P.
AST First Trust Capital Appreciation Target	First Trust Advisors L.P.
AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.
AST High Yield	Pacific Investment Management Company LLC
AST Lord Abbett Bond-Debenture	Lord, Abbett & Co. LLC
AST PIMCO Total Return Bond	Pacific Investment Management Company LLC
AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC
AST Western Asset Core Plus Bond	Western Asset Management Company & Western Asset Management Company Limited
AST Bond Portfolio 2015	Prudential Investment Management, Inc.
AST Bond Portfolio 2016	Prudential Investment Management, Inc.
AST Bond Portfolio 2018	Prudential Investment Management, Inc.
AST Bond Portfolio 2019	Prudential Investment Management, Inc.
AST Bond Portfolio 2020	Prudential Investment Management, Inc.
AST Investment Grade Bond Portfolio	Prudential Investment Management, Inc.
AST Money Market Portfolio	Prudential Investment Management, Inc.

Descriptions of each Subadviser are set out below:

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 40 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's assets under management totaled $462 billion, as of December 31, 2008. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2008, AlphaSimplex had approximately $700 million in assets under management (including notional assets covered by overlay strategies).

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American Century Investment Management, Inc. (American Century) has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2008, American Century and its affiliates managed assets totaling approximately $70.2 billion. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, ClearBridge had assets under management of approximately $49.9 billion.

CLS Investments, LLC (CLS). CLS was formed in 1989. As of December 31, 2008, CLS had approximately $2.226 billion in assets under management. CLS' address is 4020 South 147th Street, Omaha, NE 68137.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities.. As of December 31, 2008, Cohen & Steers managed approximately $15.1 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Deutsche Investment Management Americas Inc. (DIMA) was founded in 1838 as Morgan Grenfell Inc., is part of Deutsche Asset Management group (DeAM), and has provided asset management services since 1953. As of December 31, 2008, DeAM managed approximately $655 billion in assets. DIMA's address is 345 Park Avenue, New York, New York 10154.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 39 investment professionals, and has approximately $11.3 billion in assets under management as of December 31, 2008. Eagle's address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. As of December 31, 2008, Eaton Vance and its affiliates had approximately $124.9 billion in assets under management.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2008, managed approximately $14 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Federated Equity Management Company of Pennsylvania (Federated Equity) . Federated Advisory Services Company (Federated Services), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Subadviser. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2008 were approximately $407.3 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222 -3779.

First Quadrant, L.P. (First Quadrant) , which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of January 31, 2009, First Quadrant had approximately $18.805 billion in assets under management, which includes all actively managed discretionary portfolios of First Quadrant, L.P., as well as assets not managed by First Quadrant, but which are subject to actively managed FQ overlay strategies and all portfolios managed by joint venture partners using FQ investment signals.

First Trust Advisors L.P. (First Trust) First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), were established in 1991 and at December 31, 2008 had approximately $18.3 billion in assets under management or supervision, of which approximately $1.9 billion was invested in trusts serving as underlying funds for variable annuity and insurance contracts. First Trust's address is 120 E. Liberty Drive, Wheaton, Illinois 60187.

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Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

Horizon Investments, LLC (Horizon). Horizon was formed in 1995. As of December 31, 2008, Horizon had approximately $237 million in assets under management. Horizon's address is 7401 Carmel Executive Park, Suite 106, Charlotte, NC 28226.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2008, Hotchkis and Wiley had approximately $10.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 Jennison managed in excess of $62 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting Jennison to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize Jennison to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize Jennison to provide investment advisory services to any or all of the Portfolios.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2008, J.P. Morgan and its affiliated companies had approximately $1.1 trillion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2008, LSV had approximately $40 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2008, Lee Munder managed approximately $3.0 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Lord, Abbett & Co. LLC (Lord Abbett) has been an investment manager since 1929. As of December 31, 2008, Lord Abbett managed over $70 billion in a family of mutual funds and other advisory accounts. Lord Abbett's address is 90 Hudson Street, Jersey City, New Jersey 07302.

Marsico Capital Management, LLC (MCM) was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Massachusetts Financial Services Company (MFS). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $128 billion as of December 31, 2008.

Mellon Capital Management Corporation (Mellon Capital) . Mellon Capital located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, serves as a Subadviser to Academic Strategies Portfolio. Mellon Capital, a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation, was established and registered with the SEC as an investment advisor in August of 1983. Mellon Capital offers global, quantitatively based investment strategies to corporate, government, and Trade Union retirement plans, endowments, foundations, and mutual fund distributors. Mellon Capital specializes in providing domestic and global asset allocation strategies, standard and enhanced indexing, active and passive fixed income strategies, alternative investments, currency strategies, and overlay strategies. As of December 31, 2008, Mellon Capital managed approximately $139.6 billion (including $12.9 billion in overlay assets) in assets under management.

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Neuberger Berman Management LLC (Neuberger Berman) , is a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $165 billion in assets under management as of December 31, 2008. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

Niemann Capital Management, Inc. (Niemann Capital). Niemann Capital was formed in 1991. As of December 31, 2008, Niemann Capital had approximately $1.08 billion in assets under management. Niemann Capital's address is 5615 Scotts Valley Drive, Suite 200 Scotts Valley, CA 95066.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO managed $747 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

Parametric Portfolio Associates LLC (Parametric) is a registered investment adviser and majority-owned subsidiary of Eaton Vance Management. Parametric and its affiliate Parametric Risk Advisors managed a combined $17.3 billion in assets under management, with approximately 17,000 accounts as of December 31, 2008. Parametric's address is 1151 Fairview Avenue North, Seattle, WA 98109.

Prudential Bache Asset Management (Bache). Bache is a an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI) and an operating company of PFI's Global Commodities Group. It is registered with the US Securities Exchange Commission as an investment adviser and with the US Commodity Futures Trading Commission as a commodity trading advisor and a commodity pool operator. Bache is also a member of the National Futures Association. Bache's principal place of business is One New York Plaza, 13th Floor, New York, NY 10292. As of December 31, 2008, Bache had a approximately $110.05 millionin assets under management.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Shareholders of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Investment Managers. The Investment Managers have no current plans or intention to utilize PIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Investment Managers, in their discretion, and subject to further approval by the Board, may in the future elect to utilize PIM to provide investment advisory services to any or all of the Portfolios.

Prudential Real Estate Investors (PREI) is a business unit of Prudential Investment Management, Inc. (PIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PREI, comprised of fund management centers in the United States in Parsippany, N.J., Atlanta, Ga., and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PREI managed $44 billion in gross assets ($28.6 billion in net assets) as of December 31, 2008.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited. Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $158 billion under management as of December 31, 2008. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets. Schroders address is 875 Third Av enue, New York, NY 10022.

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T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $276.3 billion in assets as of December 31, 2008. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International, Inc. (T. Rowe Price International), a Maryland corporation, is a wholly owned subsidiary of TRP Finance, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and Subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority ("FSA") in the United Kingdom, the Monetary Authority of Singap ore ("MAS"), and the Securities and Futures Commission of Hong Kong ("SFC"). As of December 31, 2008, T. Rowe Price International had approximately $34.1 billion in total assets under management.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2008, Thornburg had approximately $33.7 billion in assets under management. Thornburg's address is 2300 North Ridgetop Road, Santa Fe, NM 87506.

UBS Global Asset Management (Americas) Inc. (UBS) is a Delaware corporation and an investment adviser registered with the SEC. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $539 billion in assets under management as of December 31, 2008. UBS AG is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry. UBS' address is One North Wacker Drive, Chicago, Illinois 60606.

Volaris Volatility Management Group (Volaris). Volaris is a unit of Credit Suisse Securities (USA) LLC, which is dually registered as an investment adviser and a broker-dealer, with an address at Eleven Madison Avenue, New York, NY 10010. The reporting lines of Volaris are through Credit Suisse Asset Management which, as of December 31, 2008, managed approximately $389.5 billion in assets.

WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 11 General Partners. As of December 31, 2008, WEDGE had approximately $7 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.

Western Asset Management Company (Western Asset) & Western Asset Management Company Limited (WAML). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $513 billion as of December 31, 2008. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2008, William Blair managed approximately $26 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST International Growth Portfolio

William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. David Merjan, CFA serves as co-portfolio manager with Mr. Greig on the portfolio

Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Mr. Merjan joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, David is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, David was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management. David has the Chartered Financial Analyst designation and is a member of the CFA Institute.

Marsico Segment . James G. Gendelman is the portfolio manager of the Marsico-managed sleeve of t he AST International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985.

AST International Value Portfolio

LSV Segment . The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

Thornburg Seg ment . The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by Thornburg are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, also a Managing Director of Thornburg, and Lei Wang, CFA, a Managing Director of Thornburg, who serve as co-portfolio managers.

Mr. Fries serves as the lead portfolio manager for the portion of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornb urg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at

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Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

AST JPMorgan International Equity Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolio Group Equities Team based in London. He joined J.P. Morgan in 1985. He has managed the Portfolio since J. P. Morgan became its Subadviser in February 2004.

AST MFS Global Equity Portfolio

David R. Mannheim, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1988.

AST Parametric Emerging Markets Equity Portfolio

The Portfolio is managed by a team of portfolio managers from Parametric. The members of the team are Thomas Seto and David Stein. Mr. Seto and Mr. Stein have managed the Eaton Vance Structured Emerging Markets Fund since March 1, 2007. Mr. Seto has been Vice President and Director of Portfolio Management at Parametric for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at Parametric for more than five years. They both have co-managed other Eaton Vance funds since 2005.

AST Small-Cap Growth Portfolio

The portfolio manager primarily responsible for management of the Portfolio is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management,Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, I nc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

AST Neuberger Berman Small-Cap Growth Portfolio

The portfolio manager responsible for the day-to-day management of the Portfolio is David Burshtan. Mr. Burshtan is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman LLC. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Federated Equity portion of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since May 2002. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr.Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund.

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Mr. Auriana has been engaged in the securities business since 1965. Mr.Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr.Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

AST Goldman Sachs Small-Cap Value Portfolio

The portfolio managers responsible for managing the Portfolio are Chip Otness, J. Kelly Flynn, Dolores Bamford, Scott Carroll, Robert Crystal and Sally Pope Davis.

Chip Otness, Managing Director, is a Portfolio Manager on the U.S. Value Team, where he oversees portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.

J. Kelly Flynn is a Vice President of Goldman Sachs. He is a portfolio manager for the U.S. Value Team, where he has broad research responsibilities across value strategies. Prior to joining Goldman Sachs, Kelly spent 3 years at Lazard Asset management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard and an M.B.A. from Wharton School of Business. Kelly joined the Value Team in April of 2002.

Dolores Bamford is a Managing Director at Goldman Sachs. Ms. Bamford is a portfolio manager for the U.S. Value Team, where she has broad research responsibility across the value portfolios. Ms. Bamford joined the Value Team in April 2002. Prior to arriving at Goldman Sachs, Ms. Bamford worked as a Portfolio Manager at Putnam Investments for various products, beginning in 1992. While at Putnam, she was portfolio manager for a variety of funds, including the Putnam Convertible Income-Growth Fund and the Global Resources Fund. Ms. Bamford received a B.A. from Wellesley College and an M.S. from the MIT Sloan School of Management. She is a C.F.A. charterholder.

Scott Carroll is a Managing Director at Goldman Sachs. He is a portfolio manager on the U.S. Value Team, where he has broad research responsibilities across the value portfolios. He joined the Value Team in May 2002. Before joining Goldman Sachs, Mr.Carroll spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income fund and for an Equity Income fund. Prior to joining Van Kampen, Mr. Carroll spent three years at Lincoln Capital Management as an equity analyst. He also spent two years as a Senior Auditor at Pittway Corporation. Mr. Carroll received a B.S. in Accounting from Northern Illinois University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Carroll is a C.F.A. charterholder.

Robert Crystal is a Vice President at Goldman Sachs. He is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs, Rober t was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Robert joined the Value Team in March 2006.

Sally Pope Davis is a Vice President at Goldman Sachs. She is a Portfolio Manager on the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co., and six years at Chase Manhattan.

AST Small-Cap Value Portfolio

J.P. Morgan Segment . The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum , managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years

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as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl , vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Lee Munder Segment. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 18 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its Subadvisers in November 2004.

ClearBridge Segment . Peter Hable is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations.Mr. Hable has more than 26 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 10 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 11 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Marina Chinn joined the Subadviser or its predecessor companies in June 2005 and has 6 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank ("Citigroup") and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 9 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

Dreman Segment. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies an d their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

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Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wrigh t Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolios are Steve Barry, Dave Shell and Greg Ekizian.

Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs Asset Management, L.P. in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek. Mr. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Mr. Turek is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

Neuberger Berman Segment. The portfolio manager responsible for the day-to-day management of the segment of the Portfolio managed by Neuberger Berman is S. Basu Mullick.

Mr. Mullick is a Vice President of Neuberger Berman Management LLC, managing director of Neuberger Berman LLC, and portfolio manager on the Mid Cap Value and Large Cap Value teams. He joined the firm in 1998. Previously, he spent five years at Ark Asset Management Co., Inc., as a senior manager and a managing director. He also worked as an analyst and portfolio manager at John A. Levin Co. and as a portfolio manager at First Fidelity Bank. Basu began his career in 1982 as an analyst at PaineWebber, Inc. He received a B.A. from Presidency College in India and a M.A., A.B.D., from Rutgers University.

LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

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AST Mid-Cap Value Portfolio

EARNEST Segment . Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, Radio Wall Street and the Atlanta Journal Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

WEDGE Segment . Paul M. VeZolles, John G. Norman, and Caldwell Calame are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE.

Paul M. VeZolles, CFA, General Partner, is the lead mid-cap analyst on the team. Mr.VeZolles has twenty-four years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University. Mr. VeZolles is a member of the CFA North Carolina Society.

John G. Norman, General Partner, has seventeen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004,Mr. Normanwas a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Bro thers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

Caldwell Calame, CFA, Executive Vice President, has fifteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management. Mr. Calame is a member of the CFA North Carolina Society.

AST T. Rowe Price Large-Cap Growth Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.

Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Vice President and an Investment Advisory Committee member of the Growth Stock Fund, Blue Chip Growth Fund, Global Stock Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Co nsultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

AST MFS Growth Portfolio

Stephen Pesek, CFA, an Investment Officer of MFS, manages the Portfolio. He has been employed in the investment area of MFS since 1994.

AST Marsico Capital Growth Portfolio

Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM.

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AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment . Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios". Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The listdoes not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.

Eaton Vance Segment. Michael Mach manages the portion of the Portfolio assigned to Eaton Vance.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985.

Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Dreman Segment . David N. Dreman and E. Clifton Hoover, Jr., CFA manage the portion of the Portfolio assigned to Dreman.

David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfol io Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

AST DeAM Large-Cap Value Portfolio

Robert Wang, Julie Abbett and James Francis, CFA, are the portfolio managers for the Portfolios. Mr. Wang, a Managing Director of DIMA, joined DIMA in 1995 and serves as Head of Quantitative Strategies Portfolio Management: New York. Ms. Abbett, a Director of DIMA, joined DIMA in 2000 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Abbett has served as a portfolio manager of the Portfolios since July 2002. Mr. Francis joined DeAM on June 2, 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently at Northern Trust Global Investments. Mr. Francis has served as a portfolio manager for the Portfolios since June 2008.

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AST AllianceBernstein Core Value Portfolio

The management of and investment decisions for the Portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Subadviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: John Mahedy, David Yuen, Marilyn G. Fedak, Christopher W. Marx, and John D. Phillips.

John Mahedy;-Senior Vice President of the Adviser and Chief Investment Officer of U.S. Value Equities Senior Vice President of the Adviser, with which he has been associated prior to 2004, Chief Investment Officer of U.S. Value Equities since 2003 and Director of Research-U.S. Value Equities until 2008.

David Yuen;-Senior Vice President of the Adviser and Director of Research-U.S. Value Equities Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004. He is also Director of Research-U.S. Value Equities.

Marilyn G. Fedak;-Vice Chairman of Investment Services Vice Chairman of Investment Services since January 2009. Prior thereto, Executive Vice President of the Adviser. Head of SCB's Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities since prior to 2004.

Christopher W. Marx;-Senior Vice President of the Adviser Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

John D. Phillips;-Senior Vice President of the Adviser Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

AST QMA US Equity Alpha Portfolio

QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers have overall responsibility for managing the Portfolio's day-to-day activities:

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. She is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Ted Lockwood is a Managing Director f or Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology a nd an MBA from Rutgers University.

AST American Century Income & Growth Portfolio

American Century uses a team of portfolio managers and analysts to manage the Portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the Portfolio's investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kurt Borgwardt, John Schniedwind, Zili Zhang and Lynette Pang.

Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in 1990 and has also managed the

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quantitative equity research effort. He became a portfolio manager in 1997. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Mr. Schniedwind, Chief Investment Officer Quantitative Equity , joined American Century in 1982 and also supervises other portfolio manager teams. He became a portfolio manager in 1997. He has degrees from Purdue University and an MBA in finance from the University of California—Berkeley. He is a CFA charterholder.

Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in 1995 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin

Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in 2006. She has a bachelor's degree from the University of California, Davis and is a CFA charterholder.

AST AllianceBernstein Growth & Income Portfolio

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the Portfolio since AllianceBernstein became the Portfolio's Subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and Jon Y. Cheigh, CPA.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. H e is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund's investment strategy.

AST Global Real Estate Portfolio

The Portfolio is managed by a team of portfolio managers from PREI. The members of the team are Marc Halle, Richard J. Romano, Joanna Mulford, Gek Lang Lee and Antti-Jussi Ahveninen.

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Mr. Halle is Senior Portfolio Manager for the Portfolio. Each Portfolio Manager has a primary responsibility for choosing securities in their respective region or sector as follows: Mr. Romano - United States, Ms. Mulford – private real estate-related securities, Ms. Lee - Asia, and Mr. Ahveninen - Europe.

Marc Halle is a Managing Director for PREI, where he is responsible for U.S. Merchant Banking activities and oversees PREI's public real estate securities investments in the U.S., Europe and Asia. Mr. Halle is also a portfolio manager for the PRECO series of real estate private equity funds and is the senior portfolio manager for global real estate securities funds. Mr. Halle joined Prudential in 1999 from Alpine Management Research, LLC where he was the Chief Operating Officer and Portfolio Manager of the Alpine Realty Income Growth Fund. Prior to forming Alpine, Mr. Halle was the senior real estate analyst and associate portfolio manager with Evergreen Asset Manag ement, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for real estate securities. Previously, Mr. Halle was Senior Vice President of W M Properties, Inc, a national real estate investment firm that held interests in office, multifamily and retail properties, where he was responsible for acquisitions and finance as well as for supervising property operations and development.

Richard J. Romano is a Principal for PREI, responsible for management of PREI's U.S. public securities investments. Mr. Romano joined Prudential in 1998 from Rockefeller Co., an investment management firm for the Rockefeller family and other high net worth clients, where he was an equity analyst covering real estate and leisure stocks globally in addition to covering domestic equity securities. Prior to joining Rockefeller Co., Mr. Romano was a senior investment analyst at the Prudential Realty Group.

Joanna Mulford is a Vice President of PREI, with port folio management responsibility (since 2004) for a private REIT, a co-investment real estate program with an off-shore investor, and various commercial real estate properties. She joined PREI in 1997 from Prudential's Private Equity Group, where she was responsible for enterprise-wide reporting on domestic and global investments in private equity transactions. Previously (1990 – 1997) she was with the Comptrollers unit of Prudential Asset Management Company.

Gek Lang Lee, CFA, is a Principal and Portfolio Manager for PREI. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC, where she was the global real estate sector head (from July 2005 – June 2007) responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. From 1998 – July 2005, Ms. Lee was at UBS AG, where she headed the Singapore equities research team and was also the Singapore strategist and property analyst. From 1992 – 1998, Ms. Lee was head of Singapore equi ties at Indosuez W.I. Carr, as well as in charge of regional real estate research at the firm.

Antti-Jussi Ahveninen, a Portfolio Manager for PREI, is responsible for security analysis and trading in the European real estate markets. Mr. Ahveninen, who is based in London, United Kingdom, joined PREI in January 2007. Prior to joining PREI, Mr. Ahveninen was responsible (from 2004 – January 2007).for research and financial modeling of European real estate securities at IPD in London From early 2002 through 2003, Mr. Ahveninen was an equities trader with Conventum Securities Limited covering the Scandinavian equity markets.

AST T. Rowe Price Natural Resources Portfolio

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.Charles M. Ober is the Investment Advisory Committee Chairman for the Portfolio.

Mr. Ober is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers global energy majors. Mr. Ober is President of the T. Rowe Price New Era Fund and Chairman of the Fund's Investment Advisory Committee. He also serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Real Estate Fund and Global Stock Fund. Before joining the firm in 1980, Mr. Ober was employed as an Equity Analyst with Morgan Guaranty Trust in New York for five years, during which period he followed 12 industries. Mr. Ober earned a B.A. from Cornell University and an M.B.A. in Finance from Columbia University. He has also earned the Chartered Financial Analyst accreditation.

AST Academic Strategies Asset Allocation Portfolio

(PI)

Brian Ahrens is a portfolio manager for the Portfolio and Senior Vice President and head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, the allocation of assets among managers, and the dynamic management of cash flows. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment

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consulting, portfolio construction, and risk oversight activities. As of January 31, 2009, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

(QMA: Asset Allocation and Overlay Segment)

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

(QMA: Long/Short Market Neutral Segment)

Margaret S. Stumpp, PhD, is the Chief Investment Officer at QMA. Maggie is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

(Jennison: Global Infrastructure Segment)

Shaun Hong, CFA, is a Managing Director of Jennison. From 1999 until joining Jennison in September 2000, he was with Prudential as an analyst responsible for power, natural gas and telecommunication industries within Prudential's Public Equity unit. He began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management where he worked for five years researching utility, consumer products, commodities and technology sectors. He received his B.S. in Industrial Management from Carnegie Mellon University and is a member of The New York Society of Security Analysts.

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Ubong "Bobby" Edemeka is a Managing Director of Jennison, which he joined in March 2002. He began his career as an equity analyst at Prudential Investments in the Equity Mutual Funds Group in 1997. His responsibilities included coverage of the domestic utilities sector and presenting investment recommendations for the Prudential Utility Fund, now known as the Jennison Utility Fund. In 2000, Mr. Edemeka was with SSB Citi Asset Management Group in the Global Utilities Team before joining Goldman, Sachs & Co. as a sell-side analyst covering domestic electric utilities and independent power producers. Mr. Edemeka graduated with a B.A. in Government from Harvard College.

The above-referenced Jennison portfolio managers will be supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

(Bache: Commodities Segment)

Stephen Ilnitzki: Mr. Ilnitzki currently is Head of Commodity Asset Management for the Prudential Bache Global Commodities Group. He is responsible for building a global asset management business based on Prudential's strong franchise in the global commodities marketplace. Prior to rejoining Prudential in 2006, he spent six years as a senior executive at OppenheimerFunds (OFI) responsible for creating new investment products and distribution opportunities for OFI's high net worth group. Prior to joining OppenheimerFunds Steve held senior executive positions at Ameritrade, Prudential, Van Eck Global, Bankers Trust and Deloitte Touche. Steve earned a Bachelor of Science degree in Physics from the University of Notre Dame and his MBA in Finance from Rensselaer Polytechnic Institute.

(PIMCO: International Fixed-Income (Un-Hedged) Segment)

Scott A. Mather Mr. Mather is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed Euro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

(PIMCO: Emerging Markets Fixed-Income Segment)

Michael Gomez Mr. Gomez is an executive vice president in the Newport Beach office, a portfolio manager and co-head of the emerging markets portfolio management team. Prior to joining PIMCO in 2003, he was responsible for market making and proprietary trading of emerging market bonds at Goldman Sachs. Prior to that, he spent a year in Colombia serving as a financial consultant to the Ministry of Finance and Public Credit. He has 15 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania, where he also received his undergraduate degree.

(PIMCO: Inflation-Indexed Securities Segment)

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

(Mellon Capital: Global Tactical Asset Allocation Segment)

Mellon Capital employs a team approach. The members of the portfolio management team are jointly and primarily responsible for making investment decisions. The management team consists of Helen Potter and James Stavena. The management team plays equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the management team's roles.

Helen Potter serves as the primary portfolio manager for this portfolio segment. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

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James Stavena is a Managing Director at Mellon Capital. He oversees a team of portfolio managers responsible for global asset allocation, currency overlay and enhanced asset allocation strategies and has been with Mellon Capital since 1998. Prior to joining Mellon Capital, he was a derivatives portfolio manager with CS First Boston and HSBC Midland Bank.

(Volaris, a unit of Credit Suisse: Volatility Income Segment)

Laura B. Friedman, Managing Director, is a Managing Director of Credit Suisse and Head of Portfolio Management, Trading and Research for Volaris Volatility Management. She is responsible for managing Volaris' volatility management and yield enhancement strategies. Laura has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. Laura joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse.

Prior to joining Volaris, Laura was a Managing Director at JP Morgan Alternative Asset Management where she was responsible for the development of proprietary hedge funds, development and management of principal-protected derivatives-based products, and head of risk management for their fund of funds products. Laura previously was the equity derivatives strategist for Dawson-Samberg Capital Management (predecessor of Pequot Partners), and before that was responsible for strategy development and management of derivatives-based products for Alliance Capital Management and Equitable Capital Management. Laura was also involved in the launch of some of the first exchange traded funds (ETFs) and the creation of other alternative investment products.

Laura received a B.A. in Theoretical Mathematics and Political Science from Brandeis University and an M.B.A. in Finance and Statistics from the University of Chicago Graduate School of Business.

Allan Kennedy, CFA, Director, is a Director of Credit Suisse and Head of Marketing and Client Strategy for Volaris. He joined Volaris Advisors during 2001 prior to its acquisition by Credit Suisse in 2003. Prior to joining Volaris Advisors, Allan spent a number of years at Morgan Stanley in New York, structuring and executing quantitative solutions for institutional and private clients. This followed a successful career in London and Washington D.C. as a Manager in the Strategic consulting practice of Accenture where he advised a number of top tier financial markets clients.

A native of Scotland, Allan received his M.B.A. from Columbia Business School where he earned membership in the national honors society. He also received a B.S. in Mathematics and Statistics from the University of Glasgow (UK) where he graduated with a first class honors degree. Allan is a CFA charterholder and an active member of the CFA Institute and New York Society of Security Analysts.

Defina Maluki, CFA, Associate, is a member of Volaris. Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development of Volaris strategies. Prior to joining Volaris, Defina worked at Goldman Sachs where he developed fixed income trading and hedging models for a quantitativemacro hedge fund. Defina received his B.S., with high honors, in Electrical Engineering from the Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Defina is a CFA charterholder.

Yirong Li, CFA, Vice President, is Volaris' senior quantitative analyst on the Portfolio Management and Trading Team. He is responsible for research and product development, with primary focus on the development, trading and portfolio management of Volaris' European business. Prior to joining Credit Suisse, Yirong was Director of Ecommerce Technology at MoneyLine Telerate. Yirong holds a B.S. in Electrical Engineering from South China University of Technology, an M.S. in Operations Research from New Jersey Institute of Technology, and an M.B.A from Columbia Business School. He is a CFA charterholder.

(First Quadrant: Global Macro Segment)

As a quantitative manager, First Quadrant employs a centralized team-based approach to the traditional functions of Investment Research and Portfolio Management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies. The Portfolio Management team systematically implements these models in accordance with individual client guidelines and investment objectives. Ken Ferguson, Dori Levanoni and Steve Richey are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson, PhD, is one of two First Quadrant partners co-heading the firm's global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Ken was initially focused on tactical asset allocation, currency, and global macro strategies. His responsibilities expanded to include equity research in 2006.

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Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Steve Richey oversees First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies. Prior to joining First Quadrant in 1999, Steve worked at Pacific Mutual Life Insurance Company and was a research analyst with HCM Capital Management, a Honolulu-based fixed-income investment management firm. Steve received his bachelor's degree in 1997 and his MBA in 1998, both from Hawaii Pacific University. He became CFA charterholder in 2000.

(AlphaSimplex: Hedge Fund Replication Segment)

Andrew W. Lo founded AlphaSimplex in 1999 and has served as the firm's Chief Scientific Officer since that time. He is also Chairman of AlphaSimplex's Investment Committee and a member of AlphaSimplex's Risk Committee. Dr. Lo is the Harris Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT's Laboratory for Financial Engineering.

Jeremiah H. Chafkin has served as President of AlphaSimplex since 2007. He is also a member of AlphaSimplex's Investment Commitee and Risk Committee. From 2006 until November 2007, Mr. Chafkin was President and Chief Executive Officer of the U.S. division of Natixis Global Asset Management. Prior to that time, he headed investment advice and research for Charles Schwab Co. and served as president of Charles Schwab Investment Management.

AST Schroders Multi-Asset World Strategies Portfolio

Johanna Kyrklund, CFA has been with the organization Schroders since 2007 and is responsible for investment on behalf of all US and UK multi-asset clients, is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asst Management (1997-2005).

Michael Spinks, CFA has been with the organization Schroders since 2004 and is responsible for investment on behalf of all US and UK multi-asset clients, is co-fund manager of Schroders Diversified Growth Fund and fund manager of the Diversified Completion Fund. From 1996-2004, with Watson Wyatt, specializing in consulting to investment managers.

AST Advanced Strategies Portfolio

Marsico Segment. Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC ("MCM") and has over 20 years of experience as a securities analyst and a portfolio manager.

T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of t he Management Committee. His other responsibilities include serving on the Equity, Fixed-income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is a Portfolio Manager in the Equity Division. David is charman of the Capital Appreciation Fund committee. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He has also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice Presid ent of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the

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SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

William Blair Segment. W. George Greig is responsible for the day-to-day management of the the portion of the Portfolio managed by William Blair. David Merjan, CFA serves as co-portfolio manager on the Portfolio. Mr.Greig, a principal of William Blair, has headed the firm's internationa l investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-nine years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Mr. Merjan joined William Blair's International Equity team in 1998. He serves as a co-portfolio manager for the International Core Growth strategy and portfolio manager for the ADR strategy. In addition to his portfolio management responsibilities, David is responsible for coordinating non-US large-mid cap energy and mining research. Prior to joining William Blair, David was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios as well as in the pension management subsidiary of Hughes where he managed an international equity fund. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management. David has the Chartered Financial Analyst designation and is a member of the CFA Institute.

LSV Segment. The portfolio managers responsi ble for the day-to-day management of the portion of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA.

Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience.

Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

PIMC O Segment. Mihir Worah, Scott Mather, and Chris Dialynas are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.

Mihir Worah Mr. Worah is an Executive Vice President, portfolio manager, and head of the Real Return portfolio management team. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

Scott Mather (Hedged International Bond) is a Managing Director, member of PIMCO's Investment Committee and head of global portfolio management. Prior to this he led portfolio management in Europe, managed E uro and pan-European portfolios and worked closely with many Allianz related companies where he also served as a Managing Director of Allianz Global Investors KAG. Prior to that, he co-headed PIMCO's mortgage and ABS team. Mr. Mather joined the firm in 1998, previously having been associated with Goldman Sachs in New York, where he was a fixed income trader specializing in a broad range of mortgage backed securities. He has fourteen years of investment experience and holds both a bachelor's and master's degree in engineering from the University of Pennsylvania, as well as a bachelor's degree in finance from The Wharton School of the University of Pennsylvania.

Chris P. Dialynas (U.S. Fixed-Income) is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee

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of the Association for Investment Management and Research. He has over thirty years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

Prudential Investments Segment. Marcus Perl and Edward L. Campbell are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.

Edward L. Campbell, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

AST T. Rowe Price Asset Allocation Portfolio

The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Edmund M. Notzon, III, Ph.D., CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets. Ned is a Vice President of T. Rowe Price and a Senior Portfolio Manager in the firm's Fixed Income Group. Prior to joining T. Rowe Price in 1989, Ned was a charter member of the U.S. Senior Executive Service and the Director of the Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency.

E. Frederick Bair, CFA, CPA, is a Vice President of T. Rowe Price Associates,Inc. and a Portfolio Manager and Quantitative Analyst in the Systematic Equity Group. He is responsible for the Portfolio's U.S. small cap equity investments. Prior to joining the firm in 1998, Fred was an equity trader at Legg Mason.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio's foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm's Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio's high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio's U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm's equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm's Equity Steering Committee. Anna is responsible for implementing the Portfolio's overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Mark J. Vaselkiv, is a Vice President of T. Rowe Price and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. He is responsible for the Portfolio's investments in high-yield debt securities. Prior to joining the firm in 1988; Mark was a Vice President specializing in high-yield debt for Shenkman Capital Management, and a Private Placement Credit Analyst for Prudential Insurance Company.

AST UBS Dynamic Alpha Portfolio

Curt Custard is a Managing Director and has been Head of Global lnvestment Solutions at UBS Global Asset Management since March 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was global head of multi-asset solutions at Schroders since 2004. Prior to this, Mr. Custard , was chief investment officer of the multi-asset and balanced business of Allianz Global Investors in London since 2000.

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AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Focus Four Plus Portoflio (Equity Strategies Only)

Robert F. Carey, Roger F. Testin, Jon C. Erickson, David G. McGarel, Todd Larson (fixed income portfolios of AST First Trust Balanced Target Portfolio and AST First Trust Capital Appreciation Target Portfolio only) and Daniel J. Lindquist comprise the Investment Committee of First Trust that is responsible for the day-to-day management of each Portfolio.

Mr. Lindquist rejoined First Trust as Vice President in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management Services, Inc. from April 2000 to January 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.< br>
Mr. Carey has been with First Trust since 1991 and is the Chief Investment Officer and a Senior Vice President of First Trust and a Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Mr. Erickson has been with First Trust since 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel has been with First Trust since 1997 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follo w such strategies.

Mr. Testin has been with First Trust since August 2001 and is a Senior Vice President of First Trust and FTP. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the fund's portfolio.

Mr. Larson joined First Trust in December 2007 and is a Vice President and Fixed Income Portfolio Manager of First Trust. Mr. Larson's background includes 20 years of experience as an investment professional, including as a portfolio manager with ABN AMRO Asset Management, Horizon Cash Management, and Van Kampen American Capital. Mr. Larson is responsible for managing each of the AST First Trust Balanced Target and AST First Trust Capital Appreciation Target Portfolios fixed-income portions.

AST Dynamic Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the Dynamic Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

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Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Edward F. Keon is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

AST Tactical Asset Allocation Portfolios

Subject to the description of the investment process for the Tactical Asset Allocation Portfolios contained in this Prospectus, Brian K. Ahrens, is primarily responsible for the day-to-day management of each Tactical Asset Allocation Portfolio, including the establishment and interpretation of investment guidelines for the Tactical Asset Allocation Portfolios, and the selection of weighted combinations of Underlying Trust Portfolios for each "core" investment category for the Tactical Asset Allocation Portfolios. Mr. Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

AST CLS Growth Asset Allocation Portfolio & AST CLS Moderate Asset Allocation Portfolio.

CLS utilizes a team approach for setting target asset allocations and selecting Underlying ETFs for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio as described in this Prospectus, and from the team each CLS portfolio is assigned a lead and co-manager. The CLS portfolio management team includes: Robert Jergovic CFA, Scott Kubie CFA, and J.J.Schenkelberg CFA.

Mr. Jergovic, Chief Investment Officer of CLS, is primarily responsible for research and analysis of the financial markets. Mr. Kubie, Executive Vice President and Chief Investment Strategist of CLS, is responsible for the implementation of the risk budgeting methodology.

Mr. Jergovic has worked for CLS since 2000. Prior to joining CLS Investments, LLC, Mr. Jergovic served as a registered representative for PFG Distribution Company (1998-1999) and Vice President of Investment Management and Assistant Treasurer for Guarantee Li fe Insurance Company (1994-2000).

Mr. Kubie has worked for CLS since March 2001 as a Portfolio Manager with CLS and its predecessor. Mr. Kubie also teaches Principles of Investments at the University of Nebraska - Omaha.

Ms. Schenkelberg is Senior Portfolio Manager at CLS. Ms. Schenkelberg joined CLS in 2004. She received an MBA from Creighton University.

AST Horizon Growth Asset Allocation Portfolio & AST Horizon Moderate Asset Allocation Portfolio.
The portfolio managers primarily responsible for setting target asset allocations and selecting Underlying ETFs for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio as described in this Prospectus are Robert J. Cannon, and Jeffrey J. Roach, PhD.

Mr. Cannon is President, CEO, Co-Founder and Managing Member of Horizon. He is a graduate of Furman University. Mr. Roach joined Horizon in 2006 and is Chief Economist at Horizon. He is a graduate of Bob Jones University and Clemson University.

AST Niemann Capital Growth Asset Allocation Portfolio.
Don Neimann is the portfolio manager primarily responsible for setting target asset allocations and se lecting Underlying ETFs for the assets of the AST Niemam Capital Growth Asset Allocation Portfolio as described in this Prospectus. Mr. Niemann is President at Niemann Capital Management. He began his career in 1983 as a registered representative at Prudential Bache and later became Vice President of Investments at E.F. Hutton and Bateman Eichler Securities. In 1991, Mr. Niemann founded Niemann Capital Management.

AST T. Rowe Price Global Bond Portfolio

The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius.

Mr. Kelson is the lead member of the Portfolio's advisory group, responsible for implementing and monitoring the Portfolio's overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm's Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management ("Morgan Grenfell") where he was responsible for $50 billion in global fixed income assets.

Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios. Mr. Rothery is responsible for making recommendatio ns regarding the Portfolio's non-U.S. investment grade investments.

Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland.

Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute.

Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund's U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio's emerging market sovereign debt investments.

AST High Yield Portfolio

Mark T. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield practice. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business.

AST Lord Abbett Bond-Debenture Portfolio

The Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

Christopher J. Towle, Partner and Director of Lord Abbett, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987.

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AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA, is a Managing Director, portfolio manager, and Chief Investment Officer. He was a founding partner of PIMCO in 1971. Mr. Gross has over thirty years of investment experience and is the author of Bill Gross on Investing . Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

AST PIMCO Limited Maturity Bond Portfolio

Paul A. McCulley is a Managing Director, generalist portfolio manager, member of the investment committee and head of PIMCO's Short-Term Desk. He also leads PIMCO's Cyclical Economic Forum and is author of the monthly research publication Global CentralBank Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has over twenty years of investment experience and holds a bachelor's degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

AST Western Asset Core Plus Bond Portfolio

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer Stephen A. Walsh, CIO Emeritus S. Kenneth Leech, and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, and Mark S. Lindbloom serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.

As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Walsh, Mr. Leech, Mr. Moody and Mr. Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996.

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Investment Grade Bond Portfolio

Richard Piccirillo and Malcolm Dalrymple are primarily responsible for the day-to-day management of each Portfolio.

Richard Piccirillo is Principal and Portfolio Manager for PIM-Fixed Income's US Liquidity Unit. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products. Before joining Prudential Financial, Mr. Piccirillo was a fixed-income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed-income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Malcolm Dalrymple is Principal and Portfolio Manager for PIM-Fixed Income's Structured and Short Maturity Strategies Unit. Mr. Dalrymple is also a Portfolio Manager for the U.S. Investment-Grade Corporate Unit. He is also responsible for corporate security selection in Core portfolios. He has specialized in corporate bonds since 1990. From 1983 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple received a B.S. in finance from the University of Delaware and an M.B.A. in finance from Rutgers University.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax co sts.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expect s the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or ex changes of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-te rm trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Inve stment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by ce rtain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because suc h securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio u ses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately ref lect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid pr ice on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, wit h remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if the re was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, nat ural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a co mpliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

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Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

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	AST International Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.55	$13.85	$12.01	$10.44

Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	(8.15)	2.95	2.80	1.90	1.62

Total from investment operations	(7.96)	3.13	2.88	1.97	1.68

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.13)	(0.11)
Distributions	(2.69)	(1.42)	(0.18)	—	—

Total dividends and distributions	(2.69)	(1.42)	(0.18)	(0.13)	(0.11)

Net Asset Value, end of year	$7.61	$18.26	$16.55	$13.85	$12.01

Total Return(a)	(50.23)%	19.05%	20.97%	16.56%	16.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,003.9	$2,773.4	$2,280.5	$1,811.2	$1,342.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.11%	1.10%	1.08%	1.15	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.11%	1.15%	1.18%	1.26	%(c)
Net investment income	1.30%	0.97%	0.55%	0.48%	0.31%
Portfolio turnover rate	102%	85%	111%	82%	94%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST International Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$21.99	$18.84	$14.92	$13.31	$11.15

Income (Loss) From Investment Operations:
Net investment income	0.47	0.30	0.16	0.23	0.13
Net realized and unrealized gain (loss) on investments	(9.47)	3.05	3.91	1.57	2.19

Total from investment operations	(9.00)	3.35	4.07	1.80	2.32

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.19)	(0.16)
Distributions	(1.80)	(0.20)	(0.15)	—	—

Total dividends and distributions	(1.80)	(0.20)	(0.15)	(0.19)	(0.16)

Net Asset Value, end of year	$11.19	$21.99	$18.84	$14.92	$13.31

Total Return(a)	(44.00)%	17.81%	27.45%	13.71%	21.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$657.5	$1,536.3	$1,038.6	$258.6	$193.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.13%	1.22	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.26%	1.37	%(c)
Net investment income	2.20%	1.70%	2.03%	2.11%	1.08%
Portfolio turnover rate	50%	46%	108%	30%	242%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004

	AST JPMorgan International Equity Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$26.28		$24.37	$20.10	$18.31	$15.81

Income (Loss) From Investment Operations:
Net investment income	0.59		0.39	0.36	0.24	0.22
Net realized and unrealized gain (loss) on investments	(11.25)		1.92	4.18	1.75	2.46

Total from investment operations	(10.66)		2.31	4.54	1.99	2.68

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.20)	(0.18)
Distributions	(0.55)		(0.40)	(0.27)	—	—

Total dividends and distributions	(0.55)		(0.40)	(0.27)	(0.20)	(0.18)

Net Asset Value, end of year	$15.07		$26.28	$24.37	$20.10	$18.31

Total Return(a)	(41.34)%		9.49%	22.79%	11.01%	17.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$168.1		$498.0	$524.2	$469.4	$379.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02	%(e)	1.00%	1.02%	1.07%	1.13	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.07	%(e)	1.00%	1.03%	1.07%	1.13	%(c)
Net investment income	2.71%		1.50%	1.54%	1.41%	1.34%
Portfolio turnover rate	18%		16%	16%	7%	91%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.01%.

	AST MFS Global Equity Portfolio

	Year Ended December 31,

	2008	2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.81	$14.60		$12.98		$12.11	$10.25

Income (Loss) From Investment Operations:
Net investment income	0.18	0.12		0.25		0.08	0.04
Net realized and unrealized gain (loss) on investments	(3.97)	1.24		2.71		0.82	1.84

Total from investment operations	(3.79)	1.36		2.96		0.90	1.88

Less Dividends and Distributions:
Dividends from net investment income	—	—		—		(0.03)	(0.02)
Distributions	(2.96)	(2.15)		(1.34)		—	—

Total dividends and distributions	(2.96)	(2.15)		(1.34)		(0.03)	(0.02)

Net Asset Value, end of year	$7.06	$13.81		$14.60		$12.98	$12.11

Total Return(a)	(33.99)%	9.40%		24.30%		7.57%	18.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76.1	$188.9		$250.6		$152.7	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.26%	1.20	%(e)	1.21	%(e)	1.26%	1.35	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.30%	1.21	%(e)	1.25	%(e)	1.26%	1.35	%(c)
Net investment income	1.33%	0.77%		2.33%		0.58%	0.41%
Portfolio turnover rate	30%	31%		47%		49%	48%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense of 0.02% and 0.01% for the years ended December 31, 2007 and 2006, respectively.

	AST Parametric Emerging Equity Portfolio

	May 1, 2008(e)
	through
	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06
Net realized and unrealized loss on investments	(5.14)

Total from investment operations	(5.08)

Net Asset Value, end of period	$4.92

Total Return(a)	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$165.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.62	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.62	%(d)
Net investment income	1.25	%(d)
Portfolio turnover rate	47	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST Small-Cap Growth Portfolio

	Year Ended December 31,

	2008(e)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$17.23		$16.08	$14.28	$14.07	$15.12

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		(0.06)	(0.08)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.04)		1.21	1.88	0.29	(0.91)

Total from investment operations	(6.03)		1.15	1.80	0.21	(1.05)

Net Asset Value, end of year	$11.20		$17.23	$16.08	$14.28	$14.07

Total Return(a)	(35.00)%		7.15%	12.61%	1.49%	(6.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.4		$162.8	$175.4	$187.5	$226.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.07%	1.07%	1.16	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.10	%(d)	1.05%	1.08%	1.15%	1.16	%(c)
Net investment income (loss)	0.07%		(0.26)%	(0.48)%	(0.53)%	(0.87)%
Portfolio turnover rate	104%		39%	69%	113%	237%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expense of 0.02%.
(e)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman Small-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.72	$9.03	$8.38	$8.35	$7.63

Income (Loss) From Investment Operations:
Net investment loss	(0.11)	(0.06)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.45)	1.75	0.69	0.09	0.78

Total from investment operations	(4.56)	1.69	0.65	0.03	0.72

Net Asset Value, end of year	$6.16	$10.72	$9.03	$8.38	$8.35

Total Return(a)	(42.54)%	18.72%	7.76%	0.36%	9.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.4	$208.9	$214.4	$256.9	$340.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.14%	1.07%	1.07%	1.07%	1.02	%(c)
Expenses Before Advisory Fee Waivers	1.14%	1.07%	1.11%	1.15%	1.17	%(c)
Net investment loss	(0.52)%	(0.65)%	(0.37)%	(0.62)%	(0.66)%
Portfolio turnover rate	213%	241%	199%	150%	145%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.49	$10.46	$10.41	$8.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain on investments	(4.40)	1.28	1.39	0.90	2.03

Total from investment operations	(4.39)	1.27	1.34	0.86	1.96

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(0.81)	(0.16)
Distributions	(1.88)	(1.21)	(0.31)	—	—

Total dividends and distributions	(1.88)	(1.21)	(0.31)	(0.81)	(0.16)

Net Asset Value, end of year	$5.28	$11.55	$11.49	$10.46	$10.41

Total Return(a)	(44.04)%	11.12%	12.91%	9.44%	23.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$213.5	$743.6	$643.9	$554.0	$347.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Net investment income (loss)	0.12%	(0.07)%	(0.43)%	(0.66)%	(0.88)%
Portfolio turnover rate	109%	115%	58%	39%	81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.72	$18.18	$18.53	$21.45	$18.12

Income (Loss) From Investment Operations:
Net investment income	0.12	0.17	0.09	0.09	0.11
Net realized and unrealized gain (loss) on investments	(2.47)	(1.18)	2.83	0.64	3.50

Total from investment operations	(2.35)	(1.01)	2.92	0.73	3.61

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.07)	(0.04)
Distributions from net realized gains	—	—	—	(3.58)	(0.24)
Distributions	(2.75)	(5.45)	(3.27)	—	—

Total dividends and distributions	(2.75)	(5.45)	(3.27)	(3.65)	(0.28)

Net Asset Value, end of year	$6.62	$11.72	$18.18	$18.53	$21.45

Total Return(a)	(26.64)%	(5.12)%	17.24%	4.98%	20.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$85.4	$149.0	$226.2	$258.8	$323.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.15%	1.08%	1.13%	1.17%	1.22	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.15%	1.08%	1.13%	1.17%	1.22	%(c)
Net investment income	1.09%	0.88%	0.46%	0.45%	0.48%
Portfolio turnover rate	67%	48%	59%	48%	61%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.86	$4.91	$4.62	$4.41	$3.79

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	0.98	0.32	0.23	0.64

Total from investment operations	(1.98)	0.95	0.29	0.21	0.62

Less Distributions:	(0.99)	—	—	—	—

Net Asset Value, end of year	$2.89	$5.86	$4.91	$4.62	$4.441

Total Return(a)	(40.79)%	19.35%	6.28%	4.76%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.7	$324.1	$316.3	$394.8	$276.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.12%	1.12%	1.12%	1.20	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.12%	1.15%	1.18%	1.32	%(c)
Net investment loss	(0.15)%	(0.38)%	(0.54)%	(0.62)%	(0.48)%
Portfolio turnover rate	96%	81%	67%	71%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$22.51	$18.42	$16.15	$14.23	$12.26

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.05)	(0.05)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(9.56)	4.14	2.32	1.97	2.06

Total from investment operations	(9.72)	4.09	2.27	1.92	1.97

Net Asset Value, end of year	$12.79	$22.51	$18.42	$16.15	$14.23

Total Return(a)	(43.18)%	22.20%	14.06%	13.49%	16.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$318.6	$869.7	$659.0	$718.1	$400.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.01%	1.04%	1.15	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	1.00%	1.04%	1.08%	1.16	%(c)
Net investment loss	(0.46)%	(0.27)%	(0.28)%	(0.58)%	(0.71)%
Portfolio turnover rate	62%	70%	33%	105%	90%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$16.88	$19.37	$20.45	$21.30	$17.80

Income (Loss) From Investment Operations:
Net investment income	0.16	0.23	0.13	0.10	0.03
Net realized and unrealized gain (loss) on investments	(6.79)	0.35	1.92	2.08	3.94

Total from investment operations	(6.63)	0.58	2.05	2.18	3.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.02)
Distributions from net realized gains	—	—	—	(3.00)	(0.45)
Distributions	(1.24)	(3.07)	(3.13)	—	—

Total dividends and distributions	(1.24)	(3.07)	(3.13)	(3.03)	(0.47)

Net Asset Value, end of year	$9.01	$16.88	$19.37	$20.45	$21.30

Total Return(a)	(42.32)%	3.17%	10.75%	12.05%	22.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$333.3	$1,001.8	$1,229.5	$1,479.0	$1,309.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.01%	1.09	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.03%	0.99%	1.00%	1.03%	1.10	%(c)
Net investment income	1.13%	1.00%	0.59%	0.52%	0.17%
Portfolio turnover rate	98%	71%	61%	103%	68%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06	$12.10	$12.63	$12.03	$10.46

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.55)	0.24	1.59	0.58	1.56

Total from investment operations	(4.39)	0.33	1.66	0.65	1.60

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions	(0.55)	(0.37)	(2.19)	—	—

Total dividends and distributions	(0.55)	(0.37)	(2.19)	(0.05)	(0.03)

Net Asset Value, end of year	$7.12	$12.06	$12.10	$12.63	$12.03

Total Return(a)	(38.12)%	2.75%	14.24%	5.43%	15.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131.3	$219.4	$151.5	$161.2	$195.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Net investment income	1.64%	0.90%	0.52%	0.45%	0.40%
Portfolio turnover rate	60%	27%	26%	109%	27%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST T. Rowe Price Large-Cap Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.74		$10.86	$10.28	$8.83	$8.35

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		0.01	0.02	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.74)		0.88	0.56	1.47	0.49

Total from investment operations	(4.76)		0.89	0.58	1.45	0.48

Less Distributions:	(0.01)		(0.01)	—	—	—

Net Asset Value, end of year	$6.97		$11.74	$10.86	$10.28	$8.83

Total Return(a)	(40.57)%		8.24%	5.64%	16.42%	5.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$695.4		$2,147.9	$1,504.6	$337.5	$258.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.06%	1.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99	%(d)	0.96%	1.01%	1.11%	1.17	%(c)
Net investment income (loss)	(0.10)%		0.13%	0.29%	(0.32)%	(0.07)%
Portfolio turnover rate	73%		66%	35%	165%	95%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes merger expenses of 0.01%.

	AST MFS Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$9.42	$8.59	$8.08	$7.30

Income (Loss) From Investment Operations:
Net investment income	0.02	0.02	—	—	—
Net realized and unrealized gain (loss) on investments	(3.96)	1.40	0.83	0.51	0.78

Total from investment operations	(3.94)	1.42	0.83	0.51	0.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	— (d)	—
Distributions	(0.02)	— (d)	—	—	—

Total dividends and distributions	(0.02)	— (d)	—	— (d)	—

Net Asset Value, end of year	$6.88	$10.84	$9.42	$8.59	$8.08

Total Return(a)	(36.39)%	15.11%	9.66%	6.32%	10.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$575.5	$406.9	$450.4	$557.4	$534.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.02%	1.05%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.04%	1.02%	1.03%	1.08%	1.11	%(c)
Net investment income	0.39%	0.21%	0.03%	0.00%	0.01%
Portfolio turnover rate	505%	241%	210%	200%	201%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Marsico Capital Growth Portfolio

	Year Ended December 31,

	2008(e)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.47	$20.45	$19.08	$17.86	$15.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.07	0.05	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	(9.99)	2.99	1.33	1.21	2.42

Total from investment operations	(9.90)	3.06	1.38	1.22	2.42

Less Distributions:	(0.92)	(0.04)	(0.01)	—	—

Net Asset Value, end of year	$12.65	$23.47	$20.45	$19.08	$17.86

Total Return(a)	(43.66)%	14.97%	7.24%	6.83%	15.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,785.1	$5,544.5	$4,194.2	$3,296.1	$2,295.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.00%	1.00%	1.05	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.00%	0.98%	1.01%	1.03%	1.07	%(c)
Net investment income (loss)	0.48%	0.36%	0.26%	0.07%	(0.01)%
Portfolio turnover rate	63%	52%	58%	66%	72%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Concentrated Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$27.86	$24.44	$22.22	$21.62	$20.85

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	0.03	(0.01)	— (d)	0.10
Net realized and unrealized gain (loss) on investments	(11.18)	3.39	2.23	0.71	0.67

Total from investment operations	(11.20)	3.42	2.22	0.71	0.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	—
Distributions	(0.04)	—	—	—	—

Total dividends and distributions	(0.04)	—	—	(0.11)	—

Net Asset Value, end of year	$16.62	$27.86	$24.44	$22.22	$21.62

Total Return(a)	(40.27)%	13.99%	9.99%	3.32%	3.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$260.5	$590.4	$644.7	$755.1	$968.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.86%	0.92%	0.97%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.06%	1.11	%(c)
Net investment income (loss)	(0.07)%	0.11%	(0.04)%	(0.01)%	0.43%
Portfolio turnover rate	53%	46%	39%	40%	18%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST DeAM Large-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.56	$13.56	$12.50	$11.54	$9.85

Income (Loss) From Investment Operations:
Net investment income	0.12	0.25	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	(4.22)	(0.09)	2.40	0.93	1.67

Total from investment operations	(4.10)	0.16	2.53	1.07	1.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.09)
Distributions	(1.82)	(1.16)	(1.47)	—	—

Total dividends and distributions	(1.82)	(1.16)	(1.47)	(0.11)	(0.09)

Net Asset Value, end of year	$6.64	$12.56	$13.56	$12.50	$11.54

Total Return(a)	(37.30)%	1.18%	21.73%	9.33%	18.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$577.9	$309.6	$349.5	$174.1	$191.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.01%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.99%	0.96%	1.00%	1.07%	1.11	%(c)
Net investment income	2.15%	1.52%	1.53%	1.20%	1.24%
Portfolio turnover rate	254%	218%	167%	233%	189%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Large-Cap Value Portfolio

	Year Ended December 31,

	2008(d)		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.77		$20.16	$17.57	$16.66	$14.66

Income (Loss) From Investment Operations:
Net investment income	0.35		0.34	0.18	0.21	0.18
Net realized and unrealized gain (loss) on investments	(7.75)		(0.94)	2.99	0.85	2.05

Total from investment operations	(7.40)		(0.60)	3.17	1.06	2.23

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.23)
Distributions	(1.11)		(0.79)	(0.58)	—	—

Total dividends and distributions	(1.11)		(0.79)	(0.58)	(0.15)	(0.23)

Net Asset Value, end of year	$10.26		$18.77	$20.16	$17.57	$16.66

Total Return(a)	(41.49)%		(2.99)%	18.46%	6.46%	15.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,508.8		$2,137.4	$2,151.3	$785.2	$636.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.88%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85	%(e)	0.83%	0.86%	0.91%	0.94	%(c)
Net investment income	2.39%		1.78%	1.74%	1.41%	1.05%
Portfolio turnover rate	125%		78%	94%	92%	127%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	Includes loan interest expense and merger cost of 0.01%.

	AST AllianceBernstein Core Value Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57	$13.95	$12.45	$12.25	$11.17

Income (Loss) From Investment Operations:
Net investment income	0.24	0.27	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	(4.97)	(0.77)	2.32	0.47	1.38

Total from investment operations	(4.73)	(0.50)	2.51	0.65	1.50

Dividends from net investment income	—	—	—	(0.15)	(0.15)
Distributions from net realized gains	—	—	—	(0.30)	(0.27)
Distributions	(1.54)	(0.88)	(1.01)	—	—

Total dividends and distributions	(1.54)	(0.88)	(1.01)	(0.45)	(0.42)

Net Asset Value, end of year	$6.30	$12.57	$13.95	$12.45	$12.25

Total Return(a)	(41.88)%	(3.56)%	21.34%	5.51%	13.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$140.2	$386.3	$459.1	$290.2	$287.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.86%	0.89%	0.94%	1.04	%(c)
Net investment income	2.45%	1.91%	1.80%	1.43%	1.48%
Portfolio turnover rate	23%	23%	23%	29%	33%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST QMA US Equity Alpha Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.70		$13.63	$12.23	$11.97	$10.98

Income (Loss) From Investment Operations:
Net investment income	0.15		0.19	0.18	0.12	0.15
Net realized and unrealized gain (loss) on investments	(5.36)		00.9	1.35	0.29	0.94

Total from investment operations	(5.21)		0.28	1.53	0.41	1.09

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.10)
Distributions	(0.26)		(0.21)	(0.13)	—	—

Total dividends and distributions	(0.26)		(0.21)	(0.13)	(0.15)	(0.10)

Net Asset Value, end of year	$8.23		$13.70	$13.63	$12.23	$11.97

Total Return(a)	(38.72)%		2.08%	12.60%	3.54%	9.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$198.2		$370.7	$458.2	$512.6	$561.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Net investment income	1.37%		1.33%	1.24%	1.00%	1.27%
Portfolio turnover rate	189%		29%	32%	25%	41%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	The expense ratio includes dividend expense of 0.38%.

	AST American Century Income & Growth Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.39		$15.71	$13.68	$13.30	$11.95

Income (Loss) From Investment Operations:
Net investment income	0.29		0.30	0.26	0.25	0.21
Net realized and unrealized gain (loss) on investments	(5.56)		(0.32)	2.02	0.35	1.28

Total from investment operations	(5.27)		(0.02)	2.28	0.60	1.49

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.22)	(0.14)
Distributions	(0.27)		(0.30)	(0.25)	—	—

Total dividends and distributions	(0.27)		(0.30)	(0.25)	(0.22)	(0.14)

Net Asset Value, end of year	$9.85		$15.39	$15.71	$13.68	$13.30

Total Return(a)	(34.74)%		(0.11)%	16.86%	4.63%	12.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$143.9		$307.2	$385.0	$393.3	$453.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.88	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91	%(d)	0.86%	0.90%	0.93%	0.99	%(c)
Net investment income	1.72%		1.29%	1.61%	1.64%	1.86%
Portfolio turnover rate	61%		55%	63%	70%	99%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Includes 0.01% of loan interest expense.

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.62	$23.50	$20.21	$19.52	$17.71

Income (Loss) From Investment Operations:
Net investment income	0.27	0.31	0.27	0.19	0.24
Net realized and unrealized gain (loss) on investments	(9.11)	0.86	3.22	0.73	1.70

Total from investment operations	(8.84)	1.17	3.49	0.92	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.13)
Distributions	(2.34)	(1.05)	(0.20)	—	—

Total dividends and distributions	(2.34)	(1.05)	(0.20)	(0.23)	(0.13)

Net Asset Value, end of year	$12.44	$23.62	$23.50	$20.21	$19.52

Total Return(a)	(40.69)%	4.99%	17.27%	4.77%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,092.3	$3,480.3	$3,005.9	$2,802.7	$2,152.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.84%	0.85%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.86%	0.88%	0.93	%(c)
Net investment income	1.44%	1.28%	1.22%	1.09%	1.36%
Portfolio turnover rate	188%	82%	63%	70%	50%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Global Real Estate Portfolio

	May 1, 2008(e)
	through
	December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(4.90)

Total from investment operations	(4.77)

Net Asset Value, end of period	$5.23

Total Return(a)	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.27	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.27	%(d)
Net investment income	2.79	%(d)
Portfolio turnover rate	66	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST T. Rowe Price Natural Resources Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$38.84	$29.38	$27.55	$22.63	$17.45

Income (Loss) From Investment Operations:
Net investment income	0.22	0.27	0.25	0.12	0.10
Net realized and unrealized gain (loss) on investments	(17.80)	11.54	3.92	6.58	5.28

Total from investment operations	(17.58)	11.81	4.17	6.70	5.38

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.06)	(0.20)
Distributions from net realized gains	—	—	—	(1.72)	—
Distributions	(3.30)	(2.35)	(2.34)	—	—

Total dividends and distributions	(3.30)	(2.35)	(2.34)	(1.78)	(0.20)

Net Asset Value, end of year	$17.96	$38.84	$29.38	$27.55	$22.63

Total Return(a)	(49.98)%	40.51%	15.87%	31.40%	31.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$271.7	$1,054.3	$590.6	$418.4	$238.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.02%	1.00%	1.03%	1.08%	1.17	%(c)
Net investment income	0.65%	0.76%	0.95%	0.59%	0.49%
Portfolio turnover rate	46%	31%	28%	47%	63%
(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Academic Strategies Asset Allocation Portfolio

	Year Ended				December 5, 2005(f)
	December 31,				through
					December 31,
	2008(g)		2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18		$11.18	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.14	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.92)		0.93	1.05	0.04

Total from investment operations	(3.73)		1.07	1.14	0.04

Less Distributions:	(0.56)		(0.07)	—	—

Net Asset Value, end of period	$7.89		$12.18	$11.18	$10.04

Total Return(a)	(31.89)%		9.59%	11.35%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,623.3		$5,135.0	$3,005.3	$216.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.38	%(h)	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.40	%(h)	0.16%	0.17%	0.58	%(d)
Net investment income (loss)	1.85%		1.15%	0.85%	(0.20	)%(d)
Portfolio turnover rate	158%		28%	22%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.
(h)	Includes dividend expense on securities sold short of 0.01%.

	AST Schroders Multi Asset World Strategies Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$15.33	$15.01	$14.29	$13.89	$12.92

Income (Loss) From Investment Operations:
Net investment income	0.29	0.30	0.32	0.26	0.21
Net realized and unrealized gain (loss) on investments	(4.54)	1.04	1.02	0.37	0.94

Total from investment operations	(4.25)	1.34	1.34	0.63	1.15

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.18)
Distributions	(1.39)	(1.02)	(0.62)	—	—

Total dividends and distributions	(1.39)	(1.02)	(0.62)	(0.23)	(0.18)

Net Asset Value, end of year	$9.69	$15.33	$15.01	$14.29	$13.89

Total Return(a)	(30.24)%	8.99%	9.67%	4.61%	8.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.6	$214.6	$175.3	$205.4	$233.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.28%	1.10%	1.04%	1.05%	1.09	%(c)
Expenses Before Advisory Fee Waivers	1.28%	1.10%	1.06%	1.08%	1.12	%(c)
Net investment income	2.25%	1.91%	1.92%	1.70%	1.56%
Portfolio turnover rate	264%	223%	178%	204%	218%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Focus Four Plus Portfolio

	July 21, 2008(e)
	through
	December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(2.49)

Total from investment operations	(2.47)

Net Asset Value, end of period	$7.53

Total Return(a)	(24.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.69	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.93	%(d)
Net investment income	0.56	%(d)
Portfolio turnover rate	82	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST Advanced Strategies Portfolio

	Year Ended				March 20, 2006(e)
	December 31,				through
					December 31,
	2008		2007		2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.76		$10.80		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.28		0.17		0.09
Net realized and unrealized gain (loss) on investments	(3.67)		0.85		0.71

Total from investment operations	(3.39)		1.02		0.80

Less Distributions:	(0.41)		(0.06)		—

Net Asset Value, end of period	$7.96		$11.76		$10.80

Total Return(a)	(29.74)%		9.41%		8.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$950.8		$1,538.6		$651.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.05	%(f)	1.00	%(f)	1.09	%(d)
Net investment income	2.65%		2.55%		2.39	%(d)
Portfolio turnover rate	423%		310%		212	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Includes interest expense of 0.01% and 0.03% for the years ended December 31, 2007 and 2008, respectively.

	AST T. Rowe Price Asset Allocation Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$18.05	$17.64	$17.12	$16.81	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.39	0.42	0.34	0.30	0.29
Net realized and unrealized gain (loss) on investments	(4.88)	0.69	1.68	0.45	1.40

Total from investment operations	(4.49)	1.11	2.02	0.75	1.69

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.31)	(0.24)
Distributions from net realized gains	—	—	—	(0.13)	—
Distributions	(0.81)	(0.70)	(1.50)	—	—

Total dividends and distributions	(0.81)	(0.70)	(1.50)	(0.44)	(0.24)

Net Asset Value, end of year	$12.75	$18.05	$17.64	$17.12	$16.81

Total Return(a)	(25.94)%	6.32%	12.49%	4.68%	11.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$693.5	$1,004.5	$473.1	$431.1	$430.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.04%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.97%	0.99%	1.08%	1.12	%(c)
Net investment income	2.50%	2.27%	2.15%	1.77%	1.93%
Portfolio turnover rate	122%	88%	62%	65%	83%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST UBS Dynamic Alpha Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.77	$13.57	$12.56	$12.16	$11.07

Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	(2.41)	0.19	1.09	0.56	0.94

Total from investment operations	(2.31)	0.31	1.34	0.80	1.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.40)	(0.13)
Distributions	(0.60)	(0.11)	(0.33)	—	—

Total dividends and distributions	(0.60)	(0.11)	(0.33)	(0.40)	(0.13)

Net Asset Value, end of year	$10.86	$13.77	$13.57	$12.56	$12.16

Total Return(a)	(17.68)%	2.24%	11.14%	6.94%	11.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$811.6	$437.1	$186.2	$202.2	$231.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	0.94%	0.19%	0.16%	0.14	%(c)
Net investment income	1.33%	0.86%	1.70%	1.72%	2.12%
Portfolio turnover rate	99%	169%	27%	81%	93%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST First Trust Balanced Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008(f)	2007(f)	2006(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.59	$10.72	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.35	0.31	0.23
Net realized and unrealized gain (loss) on investments	(4.24)	0.61	0.49

Total from investment operations	(3.89)	0.92	0.72

Less Distributions:	(0.37)	(0.05)	—

Net Asset Value, end of period	$7.33	$11.59	$10.72

Total Return(a)	(34.49)%	8.56%	7.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$690.4	$1,339.8	$525.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.06	%(d)
Net investment income	3.58%	2.70%	2.87	%(d)
Portfolio turnover rate	119%	38%	5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.

	AST First Trust Capital Appreciation Target Portfolio

	Year Ended		March 20, 2006(e)
	December 31,		through
			December 31,
	2008	2007(f)	2006

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.80	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.24	0.19	0.06
Net realized and unrealized gain (loss) on investments	(4.96)	1.02	0.56

Total from investment operations	(4.72)	1.21	0.62

Less Distributions:	(0.22)	(0.03)	—

Net Asset Value, end of period	$6.86	$11.80	$10.62

Total Return(a)	(40.71)%	11.42%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$788.0	$1,676.8	$577.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.98%	0.96%	1.04	%(d)
Net investment income	2.08%	1.68%	1.71	%(d)
Portfolio turnover rate	134%	47%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.

	AST Aggressive Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.60	$11.55	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09	0.05	0.02	—	(e)
Net realized and unrealized gain (loss) on investments	(4.95)	1.09	1.52	0.01

Total from investment operations	(4.86)	1.14	1.54	0.01

Less Distributions:	(1.27)	(0.09)	—	—

Net Asset Value, end of period	$6.47	$12.60	$11.55	$10.01

Total Return(a)	(42.33)%	9.84%	15.38%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$135.3	$573.2	$378.1	$36.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.20%	0.18%	0.20%	2.41	%(d)
Net investment income (loss)	0.86%	0.48%	0.33%	(0.20	)%(d)
Portfolio turnover rate	77%	41%	35%	3	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST Balanced Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.06	$11.08	$10.04	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.17	0.09	—	(e)
Net realized and unrealized gain (loss) on investments	(3.56)	0.87	0.95	0.04

Total from investment operations	(3.35)	1.04	1.04	0.04

Less Distributions:	(0.48)	(0.06)	—	—

Net Asset Value, end of period	$8.23	$12.06	$11.08	$10.04

Total Return(a)	(28.76)%	9.36%	10.36%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,344.7	$1,622.2	$785.2	$51.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.17%	0.19%	2.02	%(d)
Net investment income (loss)	1.98%	1.48%	0.90%	(0.20	)%(d)
Portfolio turnover rate	90%	32%	32%	2	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the period.

	AST Capital Growth Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$12.44	$11.36	$10.02	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19	0.08	0.04	—	(e)
Net realized and unrealized gain (loss) on investments	(4.32)	1.06	1.30	0.02

Total from investment operations	(4.13)	1.14	1.34	0.02

Less Distributions:	(0.72)	(0.06)	—	—

Net Asset Value, end of period	$7.59	$12.44	$11.36	$10.02

Total Return(a)	(34.94)%	10.02%	13.37%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,045.4	$6,815.7	$3,805.6	$245.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.16%	0.16%	0.17%	0.54	%(d)
Net investment income (loss)	1.51%	0.93%	0.57%	(0.20	)%(d)
Portfolio turnover rate	74%	33%	21%	1	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.

	AST Preservation Asset Allocation Portfolio

	Year Ended			December 5, 2005(f)
	December 31,			through
				December 31,
	2008(g)	2007(g)	2006(g)	2005

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.78	$10.84	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.22	0.10	—	(e)
Net realized and unrealized gain (loss) on investments	(2.47)	0.75	0.68	0.06

Total from investment operations	(2.23)	0.97	0.78	0.06

Less Distributions:	(0.45)	(0.03)	—	—

Net Asset Value, end of period	$9.10	$11.78	$10.84	$10.06

Total Return(a)	(19.55)%	8.91%	7.75%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,340.8	$714.4	$309.4	$13.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.20%	0.20	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.17%	0.18%	0.23%	6.28	%(d)
Net investment income (loss)	2.29%	1.95%	0.92%	(0.19	)%(d)
Portfolio turnover rate	58%	67%	70%	6	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.005.
(f)	Commencement of operations.
(g)	Calculated based on average shares outstanding during the year.

	AST CLS Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$11.53		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.06		0.10
Net realized and unrealized gain (loss) on investments	(4.12)		1.43

Total from investment operations	(4.06)		1.53

Less Distributions:	(0.03)		—

Net Asset Value, end of period	$7.44		$11.53

Total Return(a)	(35.30)%		15.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$73.3		$13.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.53	%(d)(g)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.50	%(g)	5.73	%(d)(g)
Net investment income	1.57%		7.84	%(d)
Portfolio turnover rate	219%		80	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest of 0.01% and 0.13% for the year ended December 31, 2008 and the period from November 19, 2007 through December 31, 2007, respectively.

	AST CLS Moderate Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.01		0.11
Net realized and unrealized loss on investments	(2.78)		(0.05)

Total from investment operations	(2.77)		0.06

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.28		$10.06

Total Return(a)	(27.56)%		0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$141.0		$7.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.46%		8.31	%(d)
Net investment income	1.53%		9.31	%(d)
Portfolio turnover rate	178%		19	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes 0.01% of loan interest expense.

	AST Horizon Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.21		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.04		0.10
Net realized and unrealized gain (loss) on investments	(3.17)		0.11

Total from investment operations	(3.13)		0.21

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.07		$10.21

Total Return(a)	(30.70)%		2.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$54.5		$4.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.65	%(g)	15.01	%(d)
Net investment income	1.90%		8.82	%(d)
Portfolio turnover rate	204%		20	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST Horizon Moderate Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008(f)		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.20		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14		0.15
Net realized and unrealized gain (loss) on investments	(2.61)		0.05

Total from investment operations	(2.47)		0.20

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.72		$10.20

Total Return(a)	(24.27)%		2.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$100.1		$2.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.58	%(g)	27.13	%(d)
Net investment income	1.60%		12.80	%(d)
Portfolio turnover rate	145%		5	%(c)

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST Niemann Capital Growth Asset Allocation Portfolio

			November 19, 2007(e)
	Year Ended		through
	December 31, 2008(f)		December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.03		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.12		0.08
Net realized and unrealized loss on investments	(2.85)		(0.05)

Total from investment operations	(2.73)		0.03

Less Distributions:	(0.01)		—

Net Asset Value, end of period	$7.29		$10.03

Total Return(a)	(27.27)%		0.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$57.8		$5.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.41	%(g)	0.40	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59	%(g)	13.22	%(d)
Net investment income	1.38%		7.12	%(d)
Portfolio turnover rate	347%		97	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Not annualized.
(d)	Annualized.
(e)	Commencement of operations.
(f)	Calculated based on average shares outstanding during the period.
(g)	Includes loan interest expense of 0.01%.

	AST T. Rowe Price Global Bond Portfolio

	Year Ended December 31,

	2008		2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.36		$11.57	$11.18	$12.16	$12.10

Income (Loss) From Investment Operations:
Net investment income	0.85		0.36	0.41	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.12)		0.75	0.27	(0.81)	0.81

Total from investment operations	(0.27)		1.11	0.68	(0.53)	0.98

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.43)	(0.72)
Distributions from net realized gains	—		—	—	(0.02)	(0.20)
Distributions	(0.88)		(0.32)	(0.29)	—	—

Total dividends and distributions	(0.88)		(0.32)	(0.29)	(0.45)	(0.92)

Net Asset Value, end of year	$11.21		$12.36	$11.57	$11.18	$12.16

Total Return(a)	(2.44	) %	9.65%	6.27%	(4.49)%	8.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$269.1		$708.5	$507.7	$539.6	$362.0
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.97%		0.93%	0.96%	1.01%	1.07	%(c)
Net investment income	4.17%		3.99%	3.64%	2.87%	2.58%
Portfolio turnover rate	117%		120%	131%	109%	111%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST High Yield Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$7.75	$8.41	$8.29	$8.95	$8.77

Income (Loss) From Investment Operations:
Net investment income	0.40	0.59	0.53	0.83	0.70
Net realized and unrealized gain (loss) on investments	(2.22)	(0.39)	0.28	(0.74)	0.19

Total from investment operations	(1.82)	0.20	0.81	0.09	0.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.75)	(0.71)
Distributions	(0.63)	(0.86)	(0.69)	—	—

Total dividends and distributions	(0.63)	(0.86)	(0.69)	(0.75)	(0.71)

Net Asset Value, end of year	$5.30	$7.75	$8.41	$8.29	$8.95

Total Return(a)	(25.54)%	2.48%	10.35%	1.12%	11.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$331.3	$413.4	$648.1	$611.2	$804.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.88%	0.87%	0.89%	0.93%	0.93	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.91%	0.87%	0.90%	0.94%	0.93	%(c)
Net investment income	7.60%	6.94%	6.94%	7.32%	7.15%
Portfolio turnover rate	204%	125%	131%	52%	66%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Lord Abbett Bond-Debenture Portfolio

	Year Ended December 31,

	2008(d)	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$11.67	$11.33	$11.83	$11.44

Income (Loss) From Investment Operations:
Net investment income	0.72	0.84	0.71	0.43	0.53
Net realized and unrealized gain (loss) on investments	(3.13)	(0.13)	0.35	(0.31)	0.29

Total from investment operations	(2.41)	0.71	1.06	0.12	0.82

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.49)	(0.39)
Distributions from net realized gains	—	—	—	(0.13)	(0.04)
Distributions	(1.26)	(0.79)	(0.72)	—	—

Total dividends and distributions	(1.26)	(0.79)	(0.72)	(0.62)	(0.43)

Net Asset Value, end of year	$7.92	$11.59	$11.67	$11.33	$11.83

Total Return(a)	(23.35)%	6.09%	9.80%	1.16%	7.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$278.0	$513.5	$594.7	$668.5	$431.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.93%	0.89%	0.89%	0.91%	0.97	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.95%	0.91%	0.94%	0.97%	1.02	%(c)
Net investment income	6.93%	5.73%	5.52%	5.10%	5.15%
Portfolio turnover rate	30%	49%	43%	46%	49%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST PIMCO Total Return Bond Portfolio

	Year Ended December 31,

	2008		2007(d)		2006		2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10		$11.43		$11.45		$12.01	$11.99

Income (Loss) From Investment Operations:
Net investment income	0.63		0.55		0.28		0.52	0.23
Net realized and unrealized gain (loss) on investments	(0.89)		0.40		0.11		(0.23)	0.36

Total from investment operations	(0.26)		0.95		0.39		0.29	0.59

Less Dividends and Distributions:
Dividends from net investment income	—		—		—		(0.45)	(0.48)
Distributions from net realized gains	—		—		—		(0.40)	(0.09)
Distributions	(0.53)		(0.28)		(0.41)		—	—

Total dividends and distributions	(0.53)		(0.28)		(0.41)		(0.85)	(0.57)

Net Asset Value, end of year	$11.31		$12.10		$11.43		$11.45	$12.01

Total Return(a)	(2.26	) %	8.31%		3.74%		2.50%	4.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,108.2		$4,775.5		$3,347.2		$1,790.7	$2,318.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.79%	0.78	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.75%		0.74	%(e)	0.77	%(e)	0.80%	0.81	%(c)
Net investment income	4.20%		4.67%		4.30%		3.62%	2.08%
Portfolio turnover rate	506%		297%		238%		238%	253%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)

The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities. The total expense ratio excluding interest and fees expense is 0.74% for the year ended December 31, 2007 and 0.76% for the year ended December 31, 2006.

	AST PIMCO Limited Maturity Bond Portfolio

	Year Ended December 31,

	2008(d)		2007(d)		2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.36		$11.18		$11.10	$11.12	$11.37

Income (Loss) From Investment Operations:
Net investment income	0.44		0.51		0.52	0.27	0.17
Net realized and unrealized gain (loss) on investments	(0.32)		0.24		(0.11)	(0.09)	0.06

Total from investment operations	0.12		0.75		0.41	0.18	0.23

Less Dividends and Distributions:
Dividends from net investment income	—		—		—	(0.14)	(0.35)
Distributions from net realized gains	—		—		—	(0.06)	(0.13)
Distributions	(0.63)		(0.57)		(0.33)	—	—

Total dividends and distributions	(0.63)		(0.57)		(0.33)	(0.20)	(0.48)

Net Asset Value, end of year	$10.85		$11.36		$11.18	$11.10	$11.12

Total Return(a)	1.02%		6.80%		3.82%	1.63%	2.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$775.7		$1,227.7		$1,366.9	$1,683.2	$1,232.8
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.76%	0.76%	0.79	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.78	%(e)	0.76	%(e)	0.77%	0.80%	0.82	%(c)
Net investment income	3.92%		4.45%		4.04%	2.86%	1.65%
Portfolio turnover rate	410%		135%		140%	153%	103%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2007 and 2008, respectively.

	AST Western Asset Core Plus Bond Portfolio

	Year Ended December 31, 2008		November 20, 2007(e) through December 31, 2007(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income	0.51		0.03
Net realized and unrealized loss on investments	(1.04)		(0.03)

Total from investment operations	(0.53)		—

Less Distributions	(0.02)		—

Net Asset Value, end of period	$9.45		$10.00

Total Return(a)	(5.31	) %	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$772.9		$692.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.82%		0.91	%(d)
Net investment income	4.57%		4.54	%(d)
Portfolio turnover rate	645%		5	%(c)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Not annualized.

(d)	Annualized.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2015

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.12
Net realized and unrealized gain on investments	1.37

Total from investment operations	1.49

Net Asset Value, end of period	$11.49

Total Return(a)	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$221.9
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.90	%(d)
Net investment income	1.27	%(d)
Portfolio turnover rate	1433	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Bond Portfolio 2018

	January 28, 2008(c) through December 31, 2008

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.04
Net realized and unrealized gain on investments	2.19

Total from investment operations	2.23

Net Asset Value, end of period	$12.23

Total Return(a)	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$166.3
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.98	%(d)
Net investment income	1.04	%(d)
Portfolio turnover rate	701	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Bond Portfolio 2019

	January 28, 2008(c) through December 31, 2008(f)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09
Net realized and unrealized gain on investments	2.22

Total from investment operations	2.31

Net Asset Value, end of period	$12.31

Total Return(a)	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$124.6
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.00	%(d)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.08	%(d)
Net investment income	.95	%(d)
Portfolio turnover rate	779	%(e)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

(f)	Calculated based on average shares outstanding during the period.

	AST Investment Grade Bond Portfolio

	January 28, 2008(d) through December 31, 2008(c)

Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	.30
Net realized and unrealized gain on investments	.60

Total from investment operations	.90

Net Asset Value, end of period	$10.90

Total Return(a)	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,837.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.75	%(e)
Net investment income	3.32	%(e)
Portfolio turnover rate	796	%(f)

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the period.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

253

APPENDIX I

Asset Allocations for Growth Asset Allocation Portfolios as of Jaunary 31, 2009

Asset Class and Investment Category	CLS Growth Asset Allocation	Horizon Growth Asset Allocation	Niemann Capital Growth Asset Allocation	Allocation Guideline Established by PI
Core Equities				60%-80%
Domestic Large & Mid Cap				30%-80%
Large & Mid Cap Value	24.215%	29.535%	32.396%	15%-40%
Large & Mid Cap Growth	24.112%	19.832%	20.299%	15%-40%
Domestic Small Cap				0%-7%
Small Cap Value	0%	4.430%	5.741%	0%-7%
Small Cap Growth	7.074%	2.069%	1.299%	0%-7%
International Large Cap				0%-20%
Value	0%	4.339%	4.285%	0%-20%
Growth	14.800%	1.600%	1.681%	0%-20%
Core Domestic Fixed-Income				20%-40%
Domestic Fixed-Income (Core Bonds)	15.431%	23.040%	10.206%	10%-40%
Cash/Money Market Instruments	4.475%	6.514%	14.044%	0%-30%
"Off-Benchmark" Investment Categories	9.892%	8.640%	10.048%	0%-10%

254

APPENDIX II

Asset Allocations for Moderate Asset Allocation Portfolios as of January 31, 2009

Asset Class and Investment Category	AST CLS Moderate Asset Allocation	AST Horizon Moderate Asset Allocation	Allocation Guideline Established by PI
Core Equities	38.330%	38.870%	40%-60%
Domestic Large & Mid Cap	32.250%	34.453%	20%-60%
Large & Mid Cap Value	16.142%	19.743%	10%-30%
Large & Mid Cap Growth	16.108%	14.710%	10%-30%
Domestic Small Cap	6.080%	4.418%	0%-6%
Small Cap Value	0%	2.835%	0%-6%
Small Cap Growth	6.080%	1.583%	0%-6%
International Large Cap	11.816%	4.780%	0%-15%
Value	1.938%	3.565%	0%-10%
Growth	9.879%	1.215%	0%-10%
Core Domestic Fixed-Income	39.920%	47.541%	40%-60%
Domestic Fixed-Income (Core Bonds)	29.159%	37.629%	20%-60%
Cash/Money Market Instruments	10.761%	9.911%	0%-40%
"Off-Benchmark" Investment Categories	9.934%	8.810%	0%-10%

255

APPENDIX III

Underlying Portfolio Weights for Tactical Asset Allocation Portfolios as of January 31, 2009

AST CLS Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		70.201%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	10.300%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value Portfolio	7.140%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	6.012%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.763%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	10.382%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	7.113%
Domestic Large & Mid-Cap Growth	AST MFS Growth Portfolio	5.830%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.787%
Domestic Small-Cap Growth	AST Small-Cap Growth Portfolio	3.561%
Domestic Small-Cap Growth	AST Federated Aggressive Growth Portfolio	3.512%
International Large-Cap Growth	AST International Growth	14.800%
Core Domestic Fixed-Income Securities		19.907%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	12.394%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	3.037%
Cash/Money Market Instruments	AST Money Market	4.475%
"Off-Benchmark" Investment Categories		9.892%
	IPATH DJ AIGCITR ETN (DJP)	1.548%
International Equity	iShares MSCI Hong Kong Index Fund (EWH)	2.006%
International Equity	iShares MSCI Emerging Market Index Fund (EEM)	3.017%
Sector Equity	iShares S&P Global Technology Sect.(IXN)	3.322%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

256

AST CLS Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		50.146%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	6.885%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value Portfolio	4.739%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	4.006%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.512%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	6.940%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	4.752%
Domestic Large & Mid-Cap Growth	AST MFS Growth Portfolio	3.889%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.527%
Domestic Small-Cap Growth	AST Small-Cap Growth	3.060%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	3.020%
International Large-Cap Value	AST International Value	1.938%
International Large-Cap Growth	AST International Growth	9.879%
Core Domestic Fixed-Income Securities		39.920%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	23.402%
	AST Western Asset Core Plus Bond Portfolio	5.757%
Cash/Money Market Instruments	AST Money Market	10.761%
"Off-Benchmark" Investment Categories		9.934%
Sector Equity	iShares S&P Global Technology Sect.(IXN)	3.324%
International Equity	iShares MSCI Emerging Market Index (EEM)	3.051%
International Equity	iShares MSCI Hong Kong Index Fund (EWH)	2.006%
	IPATH DJ AIGCITR ETN (DJP)	1.552%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

257

AST Horizon Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		61.805%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	12.572%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value	8.682%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	7.352%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.928%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	8.551%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	5.837%
Domestic Large & Mid-Cap Growth	AST MFS Growth	4.797%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.647%
Domestic Small-Cap Value	AST Small Cap Value	4.430%
Domestic Small-Cap Growth	AST Small-Cap Growth	1.041%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	1.028%
International Large-Cap Value	AST International Value	4.339%
International Large-Cap Growth	AST International Growth	1.600%
Core Domestic Fixed-Income/Cash		29.555%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	18.480%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	4.560%
Cash/Money Market Instruments	AST Money Market	6.514%
"Off-Benchmark" Investment Categories		8.640%
Commodity	iShares COMEX Gold Trust (IAU)	3.994%
International Equity	iShares MSCI Emerging Markets Indx (EEM)	3.476%
	iShares S&P MidCap 400 Index (IJH)	0.249%
Sector Equity	PowerShares Cleantech Portfolio (PZD)	0.921%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

258

AST Horizon Moderate Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		43.650%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	8.414%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value	5.796%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	4.911%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.623%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	6.335%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	4.329%
Domestic Large & Mid-Cap Growth	AST MFS Growth	3.564%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.482%
Domestic Small-Cap Value	AST Small-Cap Value	2.835%
Domestic Small-Cap Growth	AST Small-Cap Growth	0.795%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	0.788%
International Large-Cap Value	AST International Value	3.565%
International Large-Cap Growth	AST International Growth	1.215%
Core Domestic Fixed-Income/Cash		47.540%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	30.199%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	7.430%
Cash/Money Market Instruments	AST Money Market	9.911%
"Off-Benchmark" Investment Categories		8.810%
Commodity	iShares COMEX Gold Trust (IAU)	2.996%
International Equity	iShares MSCI Emerging Markets Indx (EEM)	4.074%
	iShares S&P MidCap 400 Index (IJH)	0.956%
Sector Equity	PowerShares Cleantech Portfolio (PZD)	0.784%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

259

AST Niemann Capital Growth Asset Allocation Portfolio
Asset Class and Investment Category	Underlying Portfolio	Estimated Weight*
Core Equities		65.702%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	13.763%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value	9.510%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	8.089%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	1.035%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	8.740%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	6.016%
Domestic Large & Mid-Cap Growth	AST MFS Growth	4.878%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.665%
Domestic Small-Cap Value	AST Small Cap Value	5.741%
Domestic Small-Cap Growth	AST Small-Cap Growth	0.652%
Domestic Small-Cap Growth	AST Federated Agressive Growth	0.648%
International Large-Cap Value	AST International Value	4.285%
International Large-Cap Growth	AST International Growth	1.681%
Core Domestic Fixed-Income/Cash		24.250%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	8.209%
Domestic Fixed-Income (Core Bonds)**	AST Western Asset Core Plus Bond	1.996%
Cash/Money Market Instruments	AST Money Market	14.044%
"Off-Benchmark" Investment Categories		10.048%
International Equity	iShares MSCI Japan Index (EWJ)	1.690%
International Equity	iShares FTSE/Xinhua China 25 Index (FXI)	1.807%
Comodities	Market Vectors Gold Miners (GDX)	1.456%
Sector Equity	PowerShares Dynamic Bldg. & Const. (PKB)	1.775%
Sector Equity	Retail HOLDRs (RTH)	1.660%
Sector Equity	Telecom HOLDRs (TTH)	1.660%

*Due to rounding, total of Estimated Weights may exceed 100%. Actual total of allocations is 100%.

260

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

261

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

262

ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

263

APPENDIX V

Underlying Trust Portfolio Weights for Core Investment Categories

"Core" Investment Category	Underlying Trust Portfolio	Estimated Weight Within "Core" Investment Category
Domestic Large & Mid-Cap Value	AST Large-Cap Value	48.35%
	AST AllianceBernstein Growth & Income	48.35%
	AST Mid-Cap Value	3.30%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	58.03%
	AST T. Rowe Price Large-Cap Growth	38.69%
	AST Neuberger Berman Mid-Cap Growth	3.28%
Domestic Small-Cap Value	AST Small-Cap Value	100.00%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	100.00%
International Large-Cap Value	AST International Value	100.00%
International Large-Cap Growth	AST International Growth	100.00%
Domestic Fixed-Income Securities
Domestic Fixed-Income*	AST PIMCO Total Return Bond	100.00%
Cash/Money Market Instruments	AST Money Market	100.00%

264

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com .

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

AST PRO 2009

ADVANCED SERIES TRUST

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Advanced Series Trust (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2009 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund's Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund's Prospectus.

The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2008 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

AST SAI 2009

PART I

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
28	FUNDAMENTAL INVESTMENT RESTRICTIONS
46	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
58	INFORMATION ABOUT TRUSTEES AND OFFICERS
62	MANAGEMENT & ADVISORY ARRANGEMENTS
76	PORTFOLIO MANAGERS: OTHER ACCOUNTS
85	PORTFOLIO MANAGERS: COMPENSATION AND CONFLICTS POLICIES
127	OTHER SERVICE PROVIDERS
128	PORTFOLIO TRANSACTIONS AND BROKERAGE
136	ADDITIONAL INFORMATION
139	PRINCIPAL SHAREHOLDERS
149	FINANCIAL STATEMENTS

150	PART II
150	INVESTMENT RISKS AND CONSIDERATIONS
171	NET ASSET VALUES
173	TAXATION
173	DISCLOSURE OF PORTFOLIO HOLDINGS
175	PROXY VOTING
176	CODES OF ETHICS
176	LICENSES AND MISCELLANEOUS INFORMATION
178	APPENDIX I: DESCRIPTION OF BOND RATINGS
182	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

INTRODUCTION

This SAI sets forth information about Advanced Series Trust (the Fund). Part I provides additional information about the Fund's Board of Trustees, certain investments and investment strategies which may be used by the Fund's Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides explanations of various investments and strategies that may be used by certain of the Fund's Portfolios, and should be read in conjunction with Part I.

FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES

The Fund is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth in the table below:

Portfolios Offered by Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio	AST International Growth Portfolio
AST Advanced Strategies Portfolio	AST International Value Portfolio
AST Aggressive Asset Allocation Portfolio	AST Investment Grade Bond Portfolio
AST AllianceBernstein Core Value Portfolio	AST JPMorgan International Equity Portfolio
AST AllianceBernstein Growth & Income Portfolio	AST Large-Cap Value Portfolio
AST American Century Income & Growth Portfolio	AST Lord Abbett Bond-Debenture Portfolio
AST Balanced Asset Allocation Portfolio	AST Marsico Capital Growth Portfolio
AST Bond Portfolio 2015	AST MFS Global Equity Portfolio
AST Bond Portfolio 2016	AST MFS Growth Portfolio
AST Bond Portfolio 2018	AST Mid-Cap Value Portfolio
AST Bond Portfolio 2019	AST Money Market Portfolio
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST CLS Growth Asset Allocation Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
AST CLS Moderate Asset Allocation Portfolio	AST Neimann Capital Growth Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST DeAM Large-Cap Value Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST Federated Aggressive Growth Portfolio	AST PIMCO Total Return Bond Portfolio
AST First Trust Balanced Target Portfolio	AST Preservation Asset Allocation Portfolio
AST First Trust Capital Appreciation Target Portfolio	AST QMA US Equity Alpha Portfolio
AST Focus Four Plus Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST Global Real Estate Portfolio	AST Small-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio	AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Global Bond Portfolio
AST High Yield Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Horizon Growth Asset Allocation Portfolio	AST T. Rowe Price Natural Resources Portfolio
AST Horizon Moderate Asset Allocation Portfolio	AST UBS Dynamic Alpha Portfolio
AST Western Asset Core Plus Bond Portfolio

The Fund offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.

3

The Portfolios are managed by Prudential Investments and AST Investment Services, Inc. (collectively referred to as PI, or the Manager) as discussed in the Fund's Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.

The following tables each identify a certain type of investment and/or investment strategy that the specified Portfolios may use. The "Investment Risks and Considerations" Section in Part II of the SAI includes explanations of these investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies. The categories identified in the tables below do not represent an exclusive list of the investments and investment strategies that each Portfolio may use. Each Portfolio also may invest from time to time in certain types of investments and investment strategies that are either not listed below or are not identified below as relating to the Portfolio.

Each of the Funds of Funds, as identified in the Prospectus, may engage in all of the investments and investment strategies listed below either by each such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.

Asset-Backed Securities
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2019	AST PIMCO Total Return Bond
AST Bond Portfolio 2020	AST Small-Cap Value
AST DeAM Large Cap Value	AST T. Rowe Price Global Bond
AST Global Real Estate	AST T. Rowe Price Large-Cap Growth
AST High Yield	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	AST Western Asset Core Plus Bond

Asset-Based Securities
AST Bond Portfolio 2015	AST High Yield
AST Bond Portfolio 2016	AST Investment Grade Bond
AST Bond Portfolio 2018	AST Money Market
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST Global Real Estate

Precious Metal-Related Securities
AST High Yield	AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond	AST T. Rowe Price Natural Resources

Borrowing and Leverage
AST American Century Income & Growth	AST JPMorgan International Equity
AST Bond Portfolio 2015	AST Large-Cap Value
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST Mid-Cap Value
AST Bond Portfolio 2019	AST Money Market
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST High Yield	AST QMA US Equity Alpha
AST International Growth	AST Small-Cap Value
AST Investment Grade Bond

ADVANCED SERIES TRUST 4

Convertible Securities
AST AllianceBernstein Growth & Income	AST Neuberger Berman Mid-Cap Growth
AST American Century Income & Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Federated Aggressive Growth	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST QMA US Equity Alpha
AST International Value	AST Small-Cap Growth
AST Large-Cap Value	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST Marsico Capital Growth	AST T. Rowe Price Large-Cap Growth
AST MFS Global Equity	AST T. Rowe Price Natural Resources
AST MFS Growth	AST Western Asset Core Plus Bond
AST Mid-Cap Value

Corporate Loans
AST DeAM Large Cap Value	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Concentrated Growth	AST PIMCO Total Return Bond
AST High Yield	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST Money Market	AST Western Asset Core Plus Bond

Debt Securities
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Small-Cap Value	AST Small-Cap Growth
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Natural Resources
AST MFS Global Equity	AST Western Asset Core Plus Bond

Depositary Receipts
AST AllianceBernstein Core Value	AST MFS Growth
AST AllianceBernstein Growth & Income	AST Marsico Capital Growth
AST American Century Income & Growth	AST Money Market
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Mid-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Neuberger Berman Small-Cap Growth
AST High Yield	AST PIMCO Limited Maturity Bond
AST International Growth	AST PIMCO Total Return Bond
AST JPMorgan International Equity	AST QMA US Equity Alpha
AST Large-Cap Value	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST MFS Global Equity	AST T. Rowe Price Natural Resources

5

Derivatives
AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Mid-Cap Value
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST DeAM Large Cap Value	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST Goldman Sachs Concentrated Growth	AST Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST Western Asset Core Plus Bond

Hedging
AST AllianceBernstein Core Value	AST High Yield
AST American Century Income & Growth	AST International Growth
AST Bond Portfolio 2015	AST Investment Grade Bond
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2019	AST PIMCO Total Return Bond
AST Bond Portfolio 2020	AST QMA US Equity Alpha
AST Federated Aggressive Growth	AST Small-Cap Value
AST Global Real Estate	AST T. Rowe Price Global Bond
AST Goldman Sachs Small-Cap Value	AST Western Asset Core Plus Bond

Indexed & Inverse Securities
AST American Century Income & Growth	AST Goldman Sachs Concentrated Growth
AST Bond Portfolio 2015	AST Goldman Sachs Mid-Cap Growth
AST Bond Portfolio 2016	AST High Yield
AST Bond Portfolio 2018	AST Investment Grade Bond
AST Bond Portfolio 2019	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST DeAM Large Cap Value	AST PIMCO Total Return Bond
AST Global Real Estate	AST Small-Cap Value

Swap Agreements
AST American Century Income & Growth	AST High Yield
AST Bond Portfolio 2015	AST Investment Grade Bond
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST Marsico Capital Growth
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST Federated Aggressive Growth	AST QMA US Equity Alpha
AST Global Real Estate	AST Small-Cap Value
AST Goldman Sachs Concentrated Growth	AST T. Rowe Price Global Bond
AST Goldman Sachs Mid-Cap Growth	AST Western Asset Core Plus Bond

ADVANCED SERIES TRUST 6

Credit Default Swap Agreements
AST American Century Income & Growth	AST Investment Grade Bond
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2018	AST PIMCO Total Return Bond
AST Bond Portfolio 2019	AST QMA US Equity Alpha
AST Bond Portfolio 2020	AST T. Rowe Price Global Bond
AST Federated Aggressive Growth	AST Western Asset Core Plus Bond
AST High Yield

Credit-Linked Securities
AST Bond Portfolio 2015	AST Investment Grade Bond
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2019	AST PIMCO Total Return Bond
AST Bond Portfolio 2020	AST T. Rowe Price Global Bond
AST High Yield	AST Western Asset Core Plus Bond

Total Return Swap Agreements
AST American Century Income & Growth	AST Investment Grade Bond
AST Bond Portfolio 2015	AST Money Market
AST Bond Portfolio 2016	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2018	AST PIMCO Total Return Bond
AST Bond Portfolio 2019	AST QMA US Equity Alpha
AST Bond Portfolio 2020	AST T. Rowe Price Global Bond
AST Federated Aggressive Growth	AST Western Asset Core Plus Bond
AST High Yield

Options on Securities & Securities Indices
AST AllianceBernstein Core Value	AST Large-Cap Value
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST QMA US Equity Alpha
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST JPMorgan International Equity	AST Western Asset Core Plus Bond

7

Call Options
AST AllianceBernstein Core Value	AST Investment Grade Bond
AST AllianceBernstein Growth & Income	AST JPMorgan International Equity
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST MFS Global Equity
AST Bond Portfolio 2016	AST MFS Growth
AST Bond Portfolio 2018	AST Marsico Capital Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST International Value	AST T. Rowe Price Natural Resources
AST Western Asset Core Plus Bond

Put Options
AST AllianceBernstein Core Value	AST Investment Grade Bond
AST American Century Income & Growth	AST JPMorgan International Equity
AST Bond Portfolio 2015	AST Large-Cap Value
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST MFS Global Equity
AST Bond Portfolio 2019	AST MFS Growth
AST Bond Portfolio 2020	AST Marsico Capital Growth
AST Cohen & Steers Realty	AST Mid-Cap Value
AST DeAM Large Cap Value	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST Goldman Sachs Concentrated Growth	AST Small-Cap Value
AST Goldman Sachs Mid-Cap Growth	AST T. Rowe Price Global Bond
AST Goldman Sachs Small-Cap Value	AST T. Rowe Price Large-Cap Growth
AST High Yield	AST T. Rowe Price Natural Resources
AST International Growth	AST Western Asset Core Plus Bond
AST International Value

ADVANCED SERIES TRUST 8

Types of Options
AST American Century Income & Growth	AST Large-Cap Value
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Marsico Capital Growth
AST Bond Portfolio 2020	AST Mid-Cap Value
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST DeAM Large Cap Value	AST Neuberger Berman / LSV Mid-Cap Value
AST Federated Aggressive Growth	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Concentrated Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST International Value	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	AST Western Asset Core Plus Bond
AST JPMorgan International Equity

Futures
AST AllianceBernstein Core Value	AST International Value
AST AllianceBernstein Growth & Income	AST Investment Grade Bond
AST American Century Income & Growth	AST JPMorgan International Equity
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Marsico Capital Growth
AST Bond Portfolio 2020	AST Mid-Cap Value
AST Cohen & Steers Realty	AST PIMCO Limited Maturity Bond
AST DeAM Large Cap Value	AST PIMCO Total Return Bond
AST Federated Aggressive Growth	AST QMA US Equity Alpha
AST Global Real Estate	AST Small-Cap Value
AST Goldman Sachs Concentrated Growth	AST T. Rowe Price Global Bond
AST Goldman Sachs Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth
AST High Yield	AST T. Rowe Price Natural Resources
AST International Growth	AST Western Asset Core Plus Bond

Foreign Exchange Transactions
AST American Century Income & Growth	AST MFS Growth
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST Small-Cap Growth
AST JPMorgan International Equity	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST Marsico Capital Growth	AST T. Rowe Price Large-Cap Growth
AST MFS Global Equity	AST T. Rowe Price Natural Resources
AST Western Asset Core Plus Bond

9

Forward Foreign Exchange Transactions
AST American Century Income & Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Cohen & Steers Realty	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST Neuberger Berman Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST Small-Cap Growth
AST Lord-Abbett Bond Debenture	AST Small-Cap Value
AST MFS Global Equity	AST T. Rowe Price Global Bond
AST MFS Growth	AST T. Rowe Price Large-Cap Growth
AST Marsico Capital Growth	AST T. Rowe Price Natural Resources
AST Neuberger Berman Mid-Cap Growth	AST Western Asset Core Plus Bond

Currency Futures
AST Cohen & Steers Realty	AST Marsico Capital Growth
AST Federated Aggressive Growth	AST Neuberger Berman Mid-Cap Growth
AST Global Real Estate	AST Neuberger Berman / LSV Mid-Cap Value
AST Goldman Sachs Mid-Cap Growth	AST Neuberger Berman Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST Small-Cap Value
AST JPMorgan International Equity	AST T. Rowe Price Global Bond
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Large-Cap Growth
AST MFS Global Equity	AST T. Rowe Price Natural Resources
AST MFS Growth	AST Western Asset Core Plus Bond

Currency Options
AST Cohen & Steers Realty	AST MFS Growth
AST Federated Aggressive Growth	AST Marsico Capital Growth
AST Global Real Estate	AST Neuberger Berman Mid-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Goldman Sachs Small-Cap Value	AST Neuberger Berman Small-Cap Growth
AST High Yield	AST PIMCO Limited Maturity Bond
AST International Growth	AST PIMCO Total Return Bond
AST International Value	AST Small-Cap Growth
AST JPMorgan International Equity	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST MFS Global Equity	AST Western Asset Core Plus Bond

Limitations on Currency Hedging
AST American Century Income & Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Cohen & Steers Realty	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST MFS Global Equity	AST Western Asset Core Plus Bond
AST Neuberger Berman Mid-Cap Growth

Risk Factors in Hedging Foreign Currency Risks
AST American Century Income & Growth	AST MFS Growth
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST Global Real Estate	AST Neuberger Berman / LSV Mid-Cap Value
AST Goldman Sachs Small-Cap Value	AST Neuberger Berman Small-Cap Growth
AST High Yield	AST Neuberger Berman Small-Cap Growth
AST JPMorgan International Equity	AST PIMCO Limited Maturity Bond
AST Lord-Abbett Bond Debenture	AST PIMCO Total Return Bond
AST Marsico Capital Growth	AST T. Rowe Price Global Bond
AST MFS Global Equity	AST Western Asset Core Plus Bond

ADVANCED SERIES TRUST 10

Risk Factors in Derivatives
AST AllianceBernstein Core Value	AST JPMorgan International Equity
AST AllianceBernstein Growth & Income	AST Lord-Abbett Bond Debenture
AST American Century Income & Growth	AST Marsico Capital Growth
AST Bond Portfolio 2015	AST MFS Global Equity
AST Bond Portfolio 2016	AST MFS Growth
AST Bond Portfolio 2018	AST Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2020	AST Neuberger Berman / LSV Mid-Cap Value
AST Cohen & Steers Realty	AST Neuberger Berman Small-Cap Growth
AST DeAM Large Cap Value	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST Goldman Sachs Concentrated Growth	AST Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Value
AST Goldman Sachs Small-Cap Value	AST T. Rowe Price Global Bond
AST High Yield	AST T. Rowe Price Natural Resources
AST International Value	AST Western Asset Core Plus Bond
AST Investment Grade Bond

Credit Risk
AST AllianceBernstein Core Value	AST JPMorgan International Equity
AST AllianceBernstein Growth & Income	AST Lord-Abbett Bond Debenture
AST American Century Income & Growth	AST Marsico Capital Growth
AST Bond Portfolio 2015	AST MFS Global Equity
AST Bond Portfolio 2016	AST MFS Growth
AST Bond Portfolio 2018	AST Mid-Cap Value
AST Bond Portfolio 2019	AST Money Market
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Value
AST Goldman Sachs Small-Cap Value	AST T. Rowe Price Global Bond
AST High Yield	AST T. Rowe Price Natural Resources
AST International Value	AST Western Asset Core Plus Bond
AST Investment Grade Bond

11

Currency Risk
AST AllianceBernstein Core Value	AST MFS Global Equity
AST AllianceBernstein Growth & Income	AST MFS Growth
AST American Century Income & Growth	AST Marsico Capital Growth
AST Cohen & Steers Realty	AST Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Mid-Cap Growth
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Small-Cap Growth
AST Goldman	AST PIMCO Limited Maturity Bond
Sachs Concentrated Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Natural Resources
AST International Value	AST Western Asset Core Plus Bond
AST JPMorgan International Equity
AST Lord-Abbett Bond Debenture

Leverage Risk
AST AllianceBernstein Core Value	AST Investment Grade Bond
AST AllianceBernstein Growth & Income	AST JPMorgan International Equity
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST MFS Global Equity
AST Bond Portfolio 2016	AST MFS Growth
AST Bond Portfolio 2018	AST Marsico Capital Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Value	AST T. Rowe Price Natural Resources

ADVANCED SERIES TRUST 12

Liquidity Risk
AST AllianceBernstein Core Value	AST Investment Grade Bond
AST AllianceBernstein Growth & Income	AST JPMorgan International Equity
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Natural Resources
AST International Value	AST Western Asset Core Plus Bond

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Concentrated Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Value
AST JPMorgan International Equity	AST T. Rowe Price Global Bond
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Natural Resources
AST Neuberger Berman Mid-Cap Growth	AST Western Asset Core Plus Bond
AST Neuberger Berman / LSV Mid-Cap Value

Distressed Securities
AST High Yield	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Total Return Bond
AST Mid-Cap Value	AST Small-Cap Value

13

Foreign Investment Risk

AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST Marsico Capital Growth
AST American Century Income & Growth	AST MFS Global Equity
AST Bond Portfolio 2015	AST MFS Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
Trust Capital Appreciation Target	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST International Value	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	UBS Dynamic Alpha
AST JPMorgan International Equity	AST Western Asset Core Plus Bond
AST Large-Cap Value

Foreign Market Risk and Economy Risk
AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST International Value	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST JPMorgan International Equity	AST Western Asset Core Plus Bond
AST Large-Cap Value

ADVANCED SERIES TRUST 14

Currency Risk and Exchange Risk
AST AllianceBernstein Core Value	AST MFS Global Equity
AST AllianceBernstein Growth & Income	AST MFS Growth
AST American Century Income & Growth	AST Neuberger Berman Mid-Cap Growth
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Small-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST Small-Cap Growth
AST International Value	AST Small-Cap Value
AST Investment Grade Bond	AST T. Rowe Price Global Bond
AST JPMorgan International Equity	AST T. Rowe Price Large-Cap Growth
AST Large-Cap Value	AST T. Rowe Price Natural Resources
AST Lord-Abbett Bond Debenture	AST Western Asset Core Plus Bond
AST Marsico Capital Growth

Governmental Supervison and Regulation/Accounting Standards
AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Total Return Bond
AST High Yield	AST Small-Cap Growth
AST International Growth	AST Small-Cap Value
AST International Value	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST JPMorgan International Equity	AST T. Rowe Price Natural Resources
AST Large-Cap Value	AST Western Asset Core Plus Bond

Certain Risks of Holding Fund Assets Outside the United States
AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST International Value	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST JPMorgan International Equity	AST Western Asset Core Plus Bond
AST Large-Cap Value

15

Settlement Risk
AST AllianceBernstein Core Value	AST Marsico Capital Growth
AST AllianceBernstein Growth & Income	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Money Market
AST Bond Portfolio 2016	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2018	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST First Trust Appreciation Target	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST International Value	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST JPMorgan International Equity	AST Western Asset Core Plus Bond
AST Large-Cap Value

Illiquid or Restricted Securities
AST AllianceBernstein Core Value	AST JPMorgan International Equity
AST AllianceBernstein Growth & Income	AST Large-Cap Value
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST Money Market
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST DeAM Large Cap Value	AST Neuberger Berman / LSV Mid-Cap Value
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST International Value	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	AST Western Asset Core Plus Bond

Initial Public Offerings
AST AllianceBernstein Core Value	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Mid-Cap Growth
AST Goldman Sachs Concentrated Growth	AST Neuberger Berman Small-Cap Growth
AST High Yield	AST QMA US Equity Alpha
AST International Growth	AST Small-Cap Value
AST Large-Cap Value	AST T. Rowe Price Large-Cap Growth
AST Marsico Capital Growth	AST T. Rowe Price Natural Resources

ADVANCED SERIES TRUST 16

Investment in Other Investment Companies
AST AllianceBernstein Core Value	AST Large-Cap Value
AST AllianceBernstein Growth & Income	AST Lord-Abbett Bond Debenture
AST American Century Income & Growth	AST MFS Global Equity
AST Bond Portfolio 2015	AST MFS Growth
AST Bond Portfolio 2016	AST Marsico Capital Growth
AST Bond Portfolio 2018	AST Mid-Cap Value
AST Bond Portfolio 2019	AST Money Market
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Large-Cap Growth
AST International Value	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	AST Western Asset Core Plus Bond
AST JPMorgan International Equity

Exchange-Traded Funds
AST AllianceBernstein Core Value	AST Neuberger Berman Small-Cap Growth
AST American Century Income & Growth	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST Neuberger Berman / LSV Mid-Cap Value	AST T. Rowe Price Large-Cap Growth
AST Neuberger Berman Mid-Cap Growth	AST T. Rowe Price Natural Resources

Investment in Emerging Markets
AST American Century Income & Growth	AST JPMorgan International Equity
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Marsico Capital Growth
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Growth	AST T. Rowe Price Natural Resources
AST Investment Grade Bond	AST Western Asset Core Plus Bond

17

Restrictions on Certain Investments
AST High Yield	AST PIMCO Total Return Bond
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Global Bond
AST PIMCO Limited Maturity Bond	AST Western Asset Core Plus Bond

Junk Bonds
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Mid-Cap Value
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Goldman Sachs Concentrated Growth	AST PIMCO Limited Maturity Bond
Sachs Mid-Cap Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Asset Allocation
AST International Value	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST Lord-Abbett Bond Debenture	AST UBS Dynamic Alpha
AST Western Asset Core Plus Bond

Money Market Instruments
AST AllianceBernstein Core Value	AST MFS Global Equity
AST AllianceBernstein Growth & Income	AST MFS Growth
AST American Century Income & Growth	AST Money Market
AST Bond Portfolio 2015	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2016	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2018	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST Federated Aggressive Growth	AST QMA US Equity Alpha
AST Global Real Estate	AST Small-Cap Growth
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Natural Resources
AST Western Asset Core Plus Bond

ADVANCED SERIES TRUST 18

Mortgage-Backed Securities
AST Bond Portfolio 2015	AST Investment Grade Bond
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST Money Market
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST DeAM Large Cap Value	AST Small-Cap Value
AST Federated Aggressive Growth	AST T. Rowe Price Global Bond
AST Global Real Estate	AST T. Rowe Price Large-Cap Growth
AST Goldman Sachs Mid-Cap Growth	AST T. Rowe Price Natural Resources
AST High Yield	AST Western Asset Core Plus Bond

Municipal Securities
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST Money Market	AST Western Asset Core Plus Bond

Real Estate-Related Securities
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Cohen & Steers Realty	AST Money Market
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST High Yield	AST T. Rowe Price Natural Resources

Real Estate Investment Trusts (REITs)
AST AllianceBernstein Growth & Income	AST Marsico Capital Growth
AST American Century Income & Growth	AST MFS Growth
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST Federated Aggressive Growth	AST Neuberger Berman / LSV Mid-Cap Value
AST Global Real Estate	AST Neuberger Berman Mid-Cap Growth
AST Goldman Sachs Small-Cap Value	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST QMA US Equity Alpha
AST JPMorgan International Equity	AST Small-Cap Growth
AST Large-Cap Value	AST Small-Cap Value
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Natural Resources

Repurchase Agreements
AST American Century Income & Growth	AST Investment Grade Bond
AST Bond Portfolio 2015	AST JPMorgan International Equity
AST Bond Portfolio 2016	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2018	AST Money Market
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST Federated Aggressive Growth	AST QMA US Equity Alpha
AST Global Real Estate	AST Small-Cap Value
AST High Yield	AST Western Asset Core Plus Bond

19

Reverse Repurchase Agreements and Dollar Rolls
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2019	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Concentrated Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Growth
AST Investment Grade Bond	AST Small-Cap Value
AST JPMorgan International Equity	AST T. Rowe Price Natural Resources
AST Lord-Abbett Bond Debenture	AST Western Asset Core Plus Bond

Securities Lending
AST AllianceBernstein Core Value	AST Large-Cap Value
AST AllianceBernstein Growth & Income	AST Lord-Abbett Bond Debenture
AST American Century Income & Growth	AST Marsico Capital Growth
AST Bond Portfolio 2015	AST MFS Global Equity
AST Bond Portfolio 2016	AST MFS Growth
AST Bond Portfolio 2018	AST Mid-Cap Value
AST Bond Portfolio 2019	AST Money Market
AST Bond Portfolio 2020	AST Neuberger Berman Mid-Cap Growth
AST Cohen & Steers Realty	AST Neuberger Berman / LSV Mid-Cap Value
AST DeAM Large Cap Value	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Concentrated Growth	AST QMA US Equity Alpha
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Goldman Sachs Small-Cap Value	AST Small-Cap Value
AST High Yield	AST T. Rowe Price Global Bond
AST International Value	AST T. Rowe Price Large-Cap Growth
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST JPMorgan International Equity	AST Western Asset Core Plus Bond

Securities of Smaller or Emerging Growth Companies
AST American Century Income & Growth	AST High Yield
AST Bond Portfolio 2015	AST Investment Grade Bond
AST Bond Portfolio 2016	AST Mid-Cap Value
AST Bond Portfolio 2018	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2019	AST PIMCO Total Return Bond
AST Bond Portfolio 2020	AST QMA US Equity Alpha
AST Federated Aggressive Growth	AST Small-Cap Value
AST Global Real Estate	AST T. Rowe Price Global Bond

Short Sales and Short Sales Against-the-Box
AST American Century Income & Growth	AST Investment Grade Bond
AST Bond Portfolio 2015	AST JPMorgan International Equity
AST Bond Portfolio 2016	AST Large-Cap Value
AST Bond Portfolio 2018	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2019	AST MFS Global Equity
AST Bond Portfolio 2020	AST MFS Growth
AST Cohen & Steers Realty	AST Mid-Cap Value
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST Goldman Sachs Small-Cap Value	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Value

ADVANCED SERIES TRUST 20

Sovereign Debt
AST Bond Portfolio 2015	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2016	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2018	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2019	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2020	AST PIMCO Total Return Bond
AST High Yield	AST QMA US Equity Alpha
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST Money Market	AST Western Asset Core Plus Bond

Standby Commitment Agreements
AST High Yield	AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond	AST QMA US Equity Alpha

Stripped Securities
AST Bond Portfolio 2015	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2016	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2018	AST PIMCO Total Return Bond
AST Bond Portfolio 2019	AST T. Rowe Price Global Bond
AST High Yield	AST Western Asset Core Plus Bond
AST Investment Grade Bond

Structured Notes
AST Advanced Strategies	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST Money Market
AST Bond Portfolio 2016	AST PIMCO Limited Maturity Bond
AST Bond Portfolio 2018	AST PIMCO Total Return Bond
AST Bond Portfolio 2019	AST QMA US Equity Alpha
AST Bond Portfolio 2020	AST T. Rowe Price Asset Allocation
AST First Trust Balanced Target	AST T. Rowe Price Global Bond
AST First Trust Capital Appreciation Target	AST UBS Dynamic Alpha
AST High Yield	AST Western Asset Core Plus Bond
AST Investment Grade Bond

Supranational Entities
AST Bond Portfolio 2015	AST Money Market
AST Bond Portfolio 2016	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2018	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Natural Resources
AST Marsico Capital Growth	AST Western Asset Core Plus Bond
AST MFS Global Equity

Temporary Defensive Strategy & Short-Term Investments
AST AllianceBernstein Core Value	AST Lord-Abbett Bond Debenture
AST AllianceBernstein Growth & Income	AST Marsico Capital Growth
AST American Century Income & Growth	AST MFS Global Equity
AST Bond Portfolio 2015	AST MFS Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2020	AST Neuberger Berman Small-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Global Real Estate	AST PIMCO Total Return Bond
AST High Yield	AST QMA US Equity Alpha
AST International Growth	AST Small-Cap Value
AST International Value	AST T. Rowe Price Global Bond

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AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST Large-Cap Value	AST T. Rowe Price Natural Resources

ADVANCED SERIES TRUST 22

U.S. Government Securities
AST AllianceBernstein Core Value	AST MFS Global Equity
AST American Century Income & Growth	AST MFS Growth
AST Bond Portfolio 2015	AST Money Market
AST Bond Portfolio 2016	AST Neuberger Berman Mid-Cap Growth
AST Bond Portfolio 2018	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST Lord-Abbett Bond Debenture	AST T. Rowe Price Natural Resources
AST Western Asset Core Plus Bond

Warrants and Rights
AST AllianceBernstein Core Value	AST MFS Growth
AST American Century Income & Growth	AST Mid-Cap Value
AST Federated Aggressive Growth	AST Neuberger Berman Small-Cap Growth
AST Global Real Estate	AST PIMCO Limited Maturity Bond
AST High Yield	AST PIMCO Total Return Bond
AST International Growth	AST QMA US Equity Alpha
AST Lord-Abbett Bond Debenture	AST Small-Cap Value
AST Marsico Capital Growth	AST T. Rowe Price Global Bond
AST MFS Global Equity	AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Natural Resources

When Issued Securities, Delayed Delivery Securities and Forward Commitments
AST American Century Income & Growth	AST Lord-Abbett Bond Debenture
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST MFS Global Equity
AST Bond Portfolio 2018	AST MFS Growth
AST Bond Portfolio 2019	AST Mid-Cap Value
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Global Real Estate	AST QMA US Equity Alpha
AST High Yield	AST Small-Cap Value
AST International Growth	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST T. Rowe Price Large-Cap Growth
AST JPMorgan International Equity	AST T. Rowe Price Natural Resources
AST Large-Cap Value	AST Western Asset Core Plus Bond

Zero Coupon Bonds
AST Bond Portfolio 2015	AST Marsico Capital Growth
AST Bond Portfolio 2016	AST Money Market
AST Bond Portfolio 2018	AST Neuberger Berman / LSV Mid-Cap Value
AST Bond Portfolio 2019	AST Neuberger Berman Small-Cap Growth
AST Bond Portfolio 2020	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Total Return Bond
AST High Yield	AST T. Rowe Price Global Bond
AST Investment Grade Bond	AST Western Asset Core Plus Bond
AST Lord-Abbett Bond Debenture

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NOTE: The preceding tables do not provide any information with respect to the AST Asset Allocation Portfolios, because each of these Portfolios invests only in other Portfolios of the Fund.

Set forth below are certain specific restrictions or limitations which are applicable to a Portfolio's investments and investment strategies as noted in the preceding tables.

AST Academic Strategies Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST High Yield Portfolio, AST PIMCO Limited Maturity Bond Portfolio, and AST PIMCO Total Return Bond Portfolio: With respect to money market futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).

AST AllianceBernstein Growth & Income Portfolio: No more than 25% of the Portfolio's assets may be subject to call options. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than 30% of total assets would be hedged by stock index futures. No stock index future may be purchased if, immediately thereafter, the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

AST Cohen & Steers Realty Portfolio: Short sales may not at any one time exceed 25% of the Portfolio's net assets; the value of securities of any one issuer in which the Portfolio is short may not exceed the lesser of 2% of the Portfolio's net assets or 2% of the securities of any class of issuer.

AST DeAM Large-Cap Value Portfolio: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options so long as no more than 5% of net assets invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid securities exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters.

AST Neuberger Berman Small-Cap Growth Portfolio: The Portfolio will not enter into futures contracts or options on futures contracts if the aggregate of the contract value of the futures contracts subject to outstanding options exceeds 50% of the Portfolio's total assets. The Portfolio does not intend to invest more than 5% of total assets in collateralized obligations.

AST Federated Aggressive Growth Portfolio: The Portofolio will not engage in short sales if the market value of all Portfolio securities sold short would exceed 25% of net assets of the Portfolio. The value of the securities of any one issuer which may be shorted is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. Short sales against-the-box are not subject to these limits.

AST Global Real Estate Portfolio: The Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt.

AST Goldman Sachs Concentrated Growth Portfolio: The Portfolio will not invest more than 35% of net assets in bonds rated below investment grade. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under such contracts or options would exceed the value of the Portfolio's total assets. Forward foreign currency contracts may be invested in up to the market value of the Portfolio's assets.

AST Goldman Sachs Mid-Cap Growth Portfolio: The Portoflio may invest up to 25% of net assets in foreign currency-denominated securities and not publicly traded in the U.S. The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures if the aggregate amount of the Portfolio's committments under such contracts and options would exceed the value of the Portfolio's total assets. The Portfolio may invest in foreign forward currency contracts up to the value of the Portfolio's assets.

AST Goldman Sachs Small-Cap Value Portfolio: Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. Premiums paid for foreign currency put options will not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of moe than 5% of its gross assets at the time the option is written. The Portfolio will not write puts hving an aggregate exercise price of greater than 25% of net Portfolio assets. The Portfolio will not purchase options on stocks not held in the Portfolio's portfolio, and will not write call

ADVANCED SERIES TRUST 24

options on stocks or stock indices if after such purchase, the aggregate premiums paid for such options would exceed 20% of net Portfolio assets.

The Portfolio may make short sales of securities or maintain a short position, provided that when a short position is open the Portfolio owns an equal amount of such securities or securities convertible or exchangable for securities of the same issuer (without payment of additional consideration). Not more than 25% of Portfolio's net assets may be subject to short sales; the Portfolio does not intend to have more than 5% of net assets (determined at the time of the short sale) subject to short sales against-the-box. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.

AST JPMorgan International Equity Portfolio: Investments in REITs will not exceed 5% of total Portfolio assets. Reverse repurchase agreements may not exceed 10% of total Portfolio assets. The Portfolio will not engage in leverage, and will not purchase additional securities while borrowings from banks exceed 5% of total Portfolio assets. The Portfolio will not enter into forward contracts, futures contracts or options unless it owns an offsetting position in securities, currencies, or other options, forward contracts or futures contracts or it has cash or liquid assets with value sufficient to covert its potential obligations. The Portfolio will not write options if, after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets, and will not purchase options if at the time of the investment the aggregate premiums paid for the options exceeds 5% of total Portfolio assets.

AST International Value Portfolio: The Portfolio will not enter into futures and options where the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may invest up to 5% of total assets in fixed-income securities which are unrated or rated below investment grade at either time of purchase or as a result of a reduction in rating after purchase.

AST Large-Cap Value Portfolio: The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of total Portfolio assets. No more than 25% of total Portfolio assets can be held as collateral for short sales at any one time.

AST Lord Abbett Bond-Debenture Portfolio: The Portfolio may invest up to 20% of assets in foreign-currency denominated securities, and may invest above this limit in U.S.-dollar denominated securities of foreign issuers. The Portfolio may invest up to 10% of assets in securities of issuers in emerging market countries. The Portfolio's investments in money market instruments or obligations are subject to the following restrictions: (a) the Portfolio will not invest in fixed time deposits which are either not subject to prepayment or provide for withdrawal penalties for prepayment, if more than 15% of net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illliquid assets; (b) United States bank obligations are limited to United States banks which have more than $1 billion in total assets at the time of investment and are either FDIC members, examined by the Comptroller of Currency, or members of the Federal Reserve System; (c) foreign bank obligations are limited to banks which meet the following criteria:

-the bank has more than $10 billion or the equivalent in other currencies, in total assets:
-the bank is among the 75 largest foreign banks in the world;
-the bank has branches or agencies in the United States;
-the subadvisor is of the opinion that the bank's obligations are of an investment quality comparable to obligations of U.S. banks.

The Portfolio will not enter into short sales (except short sales against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not enter into futures and related options that do not constitute bona fide hedging positions if, immediately thereafter, the aggregate initial margin deposits plus premiums paid by it for open options positions, less the amount by which such options are "in the money," would exceed 5% of total Portfolio assets.

The Portfolio may invest up to 10% of its net assets in Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

25

The Portfolio typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in "Participations." Participations by the Portfolio in a Loan Investor's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Portfolio intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans ("revolvers"), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. The Portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

AST Marsico Capital Growth Portfolio: The Portfolio wil not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts would exceed the Portfolio's total assets. The Portfolio will not invest more than 5% in high yield/high risk (junk bonds) and mortgage and asset-backed securities. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into the transaction.

AST Mid-Cap Value Portfolio: The Portfolio may invest up to 25% of assets in more speculative convertible debt securities with a rating of , or equivalent of B or better by SP. The Portfolio may invest up to 5% of assets in junk bonds. The Portfolio may pledge, mortgage or hypothecate up to 20% of assets to secure permissible borrowings.

AST Neuberger Berman Mid-Cap Growth Portfolio: The subadviser will limit counterparties in OTC options transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. The Portfolio will generally not enter into a

ADVANCED SERIES TRUST 26

foreign forward contract with a term of greater than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net Portfolio assets.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio: The Portfolio will limit counterparties in OTC options transactions to dealers with at least $20 million in net worth as reported in their latest financial statements. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. The Portfolio may not purchase any foreign currency-denominatd securities if, after such purchase more than 10% of total Portfolio assets would be invested in such securities. Where the Portfolio engages in foreign forward currency contracts for hedging purposes, it will not enter in such contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The Portfolio will generally not enter into foreign forward currency contracts with a term of greater than one year.

The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. The Portfolio may invest up to 5% of net assets in zero coupon bonds.

AST Small-Cap Growth Portfolio : The Portfolio may not purchase any foreign-currency denominated securities if after such purchase more than 10% of total assets would be invested in such securities. The Portfolio will generally not enter into a foreign forward contract with a duration of more than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets.

AST Small-Cap Value Portfolio : The Portfolio's investments in junk bonds are limited to 5% of total assets. The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets.

AST T. Rowe Price Asset Allocation Portfolio : The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.

The Portfolio may also invest in TIPS, or Treasury Inflation-Protected Securities.TIPSare inflation-linked securities issued by the U.S. government. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Inflation linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the portfolio.

AST T. Rowe Price Global Bond Portfolio: The Portfolio may invest up to 20% of assets in below investment-grade high risk bonds and emerging market bonds. The Portfolio may invest up to 30% of its assets in mortgage-backed and asset-backed securities. The Portfolio will generally not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that the bank has a short term credit rating of A1+ (or if unrated, the equivalent as determined by the subadviser); and the Portfolio may not maintain more than 10% of total assets with any single bank. The Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Fund's custodian or subcustodians.
The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options.

AST T. Rowe Price Large-Cap Growth Portfolio: The Portfolio may invest up to 5% of assets in warrants and rights. The Portfolio may invest up to 15% of total assets in securities of foreign issuers. The Portfolio will not sell a call or put option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call or put options (valued at the lower of the

27

option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices, will at no time exceed 10% of the Portfolio's total assets.

AST T. Rowe Price Natural Resources Portfolio: The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. The Portfolio may invest up to 50% of total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

AST UBS Dynamic Alpha Portfolio: The Portfolio intends to use futures, forward agreements, options, swaps and other derivatives (collectively Derivatives) to the extent permitted by the prospectus and shall not be limited by any contrary disclosure contained in Part II. The Portfolio is not subject to the "Limitation on Currency Hedging" discussed in Part II and may engage in such hedging to the extent permitted by the 1940 Act.

AST International Growth Portfolio: The Portfolio may invest up to 10% of assets in zero coupon bonds, pay-in-kind and step securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the Investment Company Act of 1940 (the 1940 Act). Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST AllianceBernstein Core Value Portfolio

  AST American Century Income & Growth Portfolio

  AST Cohen & Steers Realty Portfolio

  AST DeAM Large-Cap Value Portfolio

  AST Federated Aggressive Growth Portfolio

  AST Goldman Sachs Mid-Cap Growth Portfolio

  AST Goldman Sachs Small-Cap Value Portfolio

  AST JPMorgan International Equity Portfolio

  AST Lord Abbett Bond-Debenture Portfolio

  AST MFS Global Equity Portfolio

  AST MFS Growth Portfolio

  AST Marsico Capital Growth Portfolio

  AST Mid-Cap Value Portfolio

  AST Neuberger Berman Mid-Cap Growth Portfolio

  AST Neuberger Berman Small-Cap Growth Portfolio

  AST Neuberger Berman / LSV Mid-Cap Value Portfolio

  AST QMA US Equity Alpha Portfolio

  AST Small-Cap Growth Portfolio

  AST T. Rowe Price Large-Cap Growth Portfolio

  AST UBS Dynamic Alpha Portfolio

1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

2. With respect to each Portfolio other than the AST QMA US Equity Alpha Portfolio, no Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

With respect only to the AST QMA US Equity Alpha Portfolio, the Portfolio may not borrow money, except that the Porfolio may

ADVANCED SERIES TRUST 28

borrow money from banks provided that the Portfolio maintains a ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940. Notwithstanding the above limitation, the Portfolio may borrow money from any person to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2)and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), the AST JPMorgan International Equity Portfolio and the AST UBS Dynamic Alpha Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable Only to the following Portfolios:

  AST AllianceBernstein Growth & Income Portfolio

  AST Goldman Sachs Concentrated Growth Portfolio

  AST High Yield Portfolio

29

  AST Large Cap Value Portfolio

  AST Money Market Portfolio

  AST PIMCO Total Return Bond Portfolio

1. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

2. A Portfolio will not issue senior securities.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST First Trust Balanced Target Portfolio

  AST First Trust Capital Appreciation Target Portfolio

  AST Advanced Strategies Portfolio

Under its fundamental investment restrictions, each Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act, or to the extent permitted by any exemption from the Investment Company Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33- 1/3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction;

ADVANCED SERIES TRUST 30

provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Except as expressly specified immediately above, the investment objective and all other investment policies and restrictions of each Portfolio are not "fundamental" policies and may be changed by the Board of Trustees of the Fund without approval of the shareholders of the applicable Portfolio.

Fundamental Investment Restrictions Applicable Only to the following portfolios:

  AST Aggressive Growth Asset Allocation Portfolio

  AST Capital Growth Asset Allocation Portfolio

  AST Balanced Asset Allocation Portfolio

  AST Preservation Asset Allocation Portfolio

  AST Academic Strategies Asset Allocation Portfolio

Under its fundamental investment restrictions, each Asset Allocation Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the Investment Company Act).

2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

3. Underwrite securities issued by other persons, except to the extent that an Asset Allocation Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit an Asset Allocation Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio's investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that an Asset Allocation Portfolio may (i) lend portfolio securities in accordance with the Asset Allocation Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Asset Allocation Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Asset Allocation Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal

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securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

If a restriction on an Asset Allocation Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Asset Allocation Portfolio assets invested in certain securities or other instruments, or change in average duration of the Asset Allocation Portfolio's investment portfolio, resulting from changes in the value of the Asset Allocation Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2)and (6), an Asset Allocation Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), each Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio's assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

ADVANCED SERIES TRUST 32

Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio:

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, exceptto the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1)and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rulespermitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

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Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a)through the purchase of securities in accordance with the Portfolio's investment objective, (b)through repurchase agreements, (c)by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets and (d)loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3. Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6. Borrow money except from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline , Bridge Information Systems , Reuters , the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio:

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

ADVANCED SERIES TRUST 34

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Concentrated Growth Portfolio:

1. As to 50% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of its total assets, at market value, would be invested in the securities of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

4. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

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5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

6. The Portfolio may not borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Growth & Income Portfolio:

1. As to 75% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries — consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4. The Portfolio will not borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

5. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

6. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

Fundamental Investment Restrictions Applicable Only to AST Large-Cap Value Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC

ADVANCED SERIES TRUST 36

releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

3. Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies);

4. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or

5. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Fundamental Investment Restrictions Applicable Only to AST Schroders Multi-Asset World Strategies Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverserepurchase arrangements without limit, subject to applicable requirements related to segregation of assets.

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio:

37

The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (1)and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Global Bond Portfolio:

ADVANCED SERIES TRUST 38

As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5. Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (6), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio:

1. The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1/3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

2. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

39

3. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

4. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Fundamental Investment Restrictions Applicable Only to AST PIMCO Total Return Bond Portfolio:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by

ADVANCED SERIES TRUST 40

the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST PIMCO Limited Maturity Bond Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its

41

agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

4. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

5. The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

6. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST CLS Growth Asset Allocation Portfolio

  AST CLS Moderate Asset Allocation Portfolio

  AST Horizon Growth Asset Allocation Portfolio

  AST Horizon Moderate Asset Allocation Portfolio

  AST Niemann Capital Growth Asset Allocation Portfolio

  AST Western Asset Core Plus Bond Portfolio

Under its fundamental investment restrictions, each Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3 % of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

ADVANCED SERIES TRUST 42

6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8.Western Asset Core Plus Bond Portfolio Only: With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST Bond Portfolio 2015

  AST Bond Portfolio 2016

  AST Bond Portfolio 2018

  AST Bond Portfolio 2019

  AST Bond Portfolio 2020

  AST Investment Grade Bond Portfolio

Under its fundamental investment restrictions, each Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, Commission release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

43

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33- 1 / 3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.

With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable Only to the Following Portfolios:

  AST Global Real Estate Portfolio

  AST Parametric Emerging Markets Equity Portfolio

The investment restrictions set forth below are "fundamental" policies. More information regarding "fundamental" policies of the Portfolios and the requirements for changing such "fundamental" policies is set forth in this SAI under the caption "Investment Objectives, Policies and Principal Risks."More information about the "non-fundamental" investment policies of the Portfolios is set forth in the Prospectus under the caption "Investment Objectives and Policies."

1. Neither Portfolio may issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, Commission release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Neither Portfolio may underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act) in connection with the purchase and sale of portfolio securities.

3. Neither Portfolio may purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments;

ADVANCED SERIES TRUST 44

provided, however, that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

5. Neither Portfolio may make loans, except that each Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33- 1 / 3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6.The Emerging Markets Equity Portfolio may not purchase any security if, as a result, more than 25% of the value of the Emerging Markets Equity Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The Global Real Estate Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

7. The Emerging Markets Equity Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Emerging Markets Equity Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Emerging Markets Equity Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable only to the AST Focus Four Plus Portfolio:

1. The Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act) in connection with the purchase and sale of portfolio securities.

3. The Portfolio may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures

45

transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33- 1 / 3 % of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto) or to investments in investment companies.

7. The Portfolio may not invest in other investment companies, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief, interpretations, or guidance .

If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.

With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Non-Fundamental Investment Restrictions Applicable Only to AST Advanced Strategies Portfolio

The Portfolio may not:

1. Acquire more than 3% of the voting securities of another investment company; or
2. Invest more than 5% of its total assets in any one investment company; or
3. Invest more than 10% of its total assets in other investment companies.

Non-Fundamental Investment Restrictions Applicable Only to AST Academic Strategies Asset Allocation Portfolio

The Portfolio may not:

1. purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

2. mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.

Non-Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Core Value Portfolio

The Portfolio will not:

1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

ADVANCED SERIES TRUST 46

2. Invest for the purpose of exercising control or management; or

3. Purchase securities of other investment companies except in compliance with the 1940 Act

Non-Fundamental Investment Restrictions Applicable Only to AST AllianceBernstein Growth & Income Portfolio

The Portfolio may not:

1. Purchase the securities of any other investment company except in compliance with the 1940 Act; and

2. Sell securities short;.

3. Pledge, mortgage, or hypothecate its assets — however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

4. Purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment;

5. Make short sales except short sales made "against the box" to defer recognition of taxable gains or losses;

6. Purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years;

7. Invest in companies for the purpose of exercising control or management; or

8. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

Non-Fundamental Investment Restrictions of AST Cohen & Steers Realty Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

3. Participate on a joint or joint and several basis in any securities trading account;

4. Invest in companies for the purpose of exercising control;

5. Purchase securities of investment companies except in compliance with the 1940 Act; or

6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

Non-Fundamental Investment Restrictions of AST DeAM Large-Cap Value Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders;

2. Invest for the purpose of exercising control or management of another issuer; or

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

Non-Fundamental Investment Restrictions Applicable Only to AST Federated Aggressive Growth Portfolio

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1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Non-Fundamental Investment Restrictions Applicable to AST Goldman Sachs Concentrated Growth Portfolio

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

3. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

4. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

5. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Mid-Cap Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

5. The Portfolio may not invest in companies for the purpose of exercising control of management

Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Small-Cap Value Portfolio

ADVANCED SERIES TRUST 48

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

4. Invest in the securities of other investment companies except as permitted by applicable law;

5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

Non-Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio

The Portfolio will not:

1. Invest in companies for the purpose of exercising control or management; or

2. Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets

Non-Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7. The Portfolio may not invest in companies for the purpose of exercising control of management.

Non-Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio

The Portfolio will not:

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1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2. Purchase securities of other investment companies except in compliance with the 1940 Act;

3. Invest in companies for the purpose of exercising control or management.

4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

5. Sell securities short.

In addition, in periods of uncertain market and economic conditions, as determined by the Subadvisers, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

Non-Fundamental Investment Restrictions Applicable Only to AST JPMorgan International Equity Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2. Make investments for the purpose of gaining control of a company's management.

Non-Fundamental Investment Restrictions Applicable Only to AST Lord Abbett Bond-Debenture Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);

3. Make short sales of securities;

4. Invest in the securities of other investment companies except in compliance with the 1940 Act;

5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

7. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

Non-Fundamental Investment Restrictions Applicable Only to AST MFS Global Equity Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

Non-Fundamental Investment Restrictions Applicable to AST Marsico Capital Growth Portfolio

ADVANCED SERIES TRUST 50

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

4. The Portfolio may not invest in companies for the purpose of exercising control or management.

Non-Fundamental Investment Restrictions Applicable Only to AST Mid-Cap Value Portfolio

The Portfolio may not:

1. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

2. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

3. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

4. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

5. Invest in companies for the purpose of exercising control.

Non-Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio

1. The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

2. Portfolio will not invest in companies for the purpose of exercising control or management.

3. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman Mid-Cap Growth Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

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5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman / LSV Mid-Cap Value Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

Non-Fundamental Investment Restrictions of AST Neuberger Berman Small-Cap Growth Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

Non-Fundamental Investment Restrictions of Applicably Only to AST PIMCO Total Return Bond Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

4. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this SAI.

5. Invest in companies for the purpose of exercising control or management.

ADVANCED SERIES TRUST 52

6. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

Non-Fundamental Investment Restrictions Applicable Only to AST PIMCO Limited Maturity Bond Portfolio

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.

4. Invest in companies for the purpose of exercising control or management.

5. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Non-Fundamental Investment Restrictions Applicable Only to AST QMA US Equity Alpha Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers unless it provides 60 days prior written notice to its shareholders;

2. Invest for the purpose of exercising control or management;

3. Purchase securities of other investment companies except in compliance with the 1940 Act.

Non-Fundamental Investment Restrictions Applicable Only to AST Schroders Multi-Asset World Strategies Portfolio

The Portfolio will not:

1. Invest in the securities of other investment companies except in compliance with the 1940 Act;

2. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or

3. Invest for control or for management.

4. Mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.

Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Portfolio

53

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

2. Purchase additional securities when money borrowed exceeds 5% of its total assets;

3. Invest in companies for the purpose of exercising management or control;

4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

9. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio

The Portfolio will not:

1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

2. Invest in companies for the purpose of exercising management or control;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

4. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

5. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;

ADVANCED SERIES TRUST 54

6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

7. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

8. Effect short sales of securities; or

9. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rulesand regulations of the 1940 Act, regarding investments in such investment companies.

Non-Fundamental Investment Restrictions Applicable to AST T. Rowe Price Global Bond Portfolio

The Portfolio will not:

1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

3. Purchase securities on margin, except (i) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments and (ii) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

55

8. Purchase or sell real estate limited partnership interests.

9. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

10. Invest in companies for the purpose of exercising management or control;

11. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

12. Effect short sales of securities.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

Non-Fundamental Investment Restrictions Applicable to AST T. Rowe Price Large-Cap Growth Portfolio

1. Purchase or sell real estate limited partnership interests.

2. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

3. Invest in companies for the purpose of exercising management or control;

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

5. Effect short sales of securities.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio

The Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

ADVANCED SERIES TRUST 56

2. Purchase additional securities when money borrowed exceeds 5% of its total assets;

3. Invest in companies for the purpose of exercising management or control;

4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

Non-Fundamental Investment Restrictions Applicable Only to AST UBS Dynamic Alpha Portfolio

1. The Portfolio may invest in other investment companies, including investment companies managed by UBS or an affiliate, to the extent permitted by the Investment Company Act and the rules thereunder.

2. The Portfolio may borrow from banks to purchase investments to the extent permitted by the Investment Company Act.

3. The Portfolio may effect short sales "against the box," and may also sell securities short.

57

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 86	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.
Delayne Dedrick Gold (70) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr. (71) No. of Portfolios Overseen: 86	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (67) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None
Thomas M. O'Brien (58) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (73) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).	None

Interested Trustees (1)
Stephen Pelletier (55) No. of Portfolios Overseen: 58	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (62) No. of Portfolios Overseen: 148	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Trustee joined the Funds' Board is as follows: Saul K. Fenster, 2003; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O'Brien, 1992; Stephen Pelletier, 2008; F. Don Schwartz, 1992.

ADVANCED SERIES TRUST 58

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (52) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be "Interested", as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

"No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential's Gibraltar Fund, Inc.

Compensation of Trustees and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees. The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

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Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Trustees -- Advanced Series Trust
Name	Aggregate Fiscal Year Compensation from Fund (1)	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Saul K. Fenster	$135,980	None	None	$222,000 (3/84)*
Delayne Dedrick Gold	$136,030	None	None	$220,000 (3/84)*
W. Scott McDonald, Jr.**	$147,870	None	None	$242,000 (3/84)*
Thomas T. Mooney**	$153,770	None	None	$255,000 (3/84)*
Thomas M. O'Brien**	$139,050	None	None	$225,000 (3/84)*
John A. Pileski***	$101,640	None	None	$165,000 (0/0)*
F. Don Schwartz**	$124,120	None	None	$200,000 (3/84)*

*No longer a subadviser to the Portfolio.

Board Committees. The Board of Trustees (the Board) has established three standing committees in connection with governance of the Fund—Audit, Compliance and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. O'Brien (chair), Ms. Gold and Mr. Mooney. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.annuities.prudential.com. The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Ms. Gold, Mr. O'Brien and Mr. Mooney (ex-officio). The Board has determined that each member of the Compliance Committee is not an "interested person" as defined in the 1940 Act. The Compliance Committee serves as a liaison between the Board and the Funds' Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Funds' expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr.

ADVANCED SERIES TRUST 60

Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website atwww.annuities.prudential.com.

Selection of Director Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Fund, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Governance Committee	Compliance Committee
Advanced Series Trust	4	3	3

Share Ownership. Information relating to each Trustee's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

Trustee Share Ownership: Independent Trustees
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex
Saul K. Fenster	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
W. Scott McDonald, Jr.	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
F. Don Schwartz	None	over $100,000
Trustee Share Ownership: Interested Trustees

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Stephen Pelletier	None	None
Robert F. Gunia	None	over $100,000

None of the Independent Trustees, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Co-Managers. The Managers of the Fund are Prudential Investments LLC (PI) and AST Investment Services, Inc. (collectively with PI, the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of January 31, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $75.4 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

Pursuant to Management Agreements with the Fund (collectively, the Management Agreement), the Manager, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of each Portfolio and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Manager will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund's custodian (the Custodian), and the Fund's transfer agent. The management services of the Manager to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;

  all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

  the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Manager and such investment subadvisers.

Under the terms of the Management Agreement, the Fund is responsible for the payment Fund expenses not paid by the Manager, including:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Trustees;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

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  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable contractual management fee rate and the management fees received by the Manager from the Fund for each Portfolio for the indicated fiscal years.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

1. The Manager will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios' overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Trustee or officer of the Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

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6. The Manager will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or the Manager other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"), and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

Management Fee Rates and Management Fees Paid by the Fund
Portfolio	Contractual Fee Rate	2008	2007	2006
AST Academic Strategies Asset Allocation Portfolio (formerly AST Balanced Asset Allocation Portfolio)	0.72% of average daily net assets	$14,634,000	$6,180,491	$2,641,749
AST Advanced Strategies Portfolio	0.85% of average daily net assets	12,177,779	9,328,100	1,906,194
AST Aggressive Asset Allocation Portfolio	0.15% of average daily net assets	472,560	745,075	343,154
AST AllianceBernstein Core Value Portfolio	0.75% of average daily net assets	1,861,969	3,318,044	2,574,350
AST AllianceBernstein Growth & Income Portfolio	0.75% of average daily net assets	17,283,384	25,888,139	20,873,803
AST American Century Income & Growth Portfolio	0.75% of average daily net assets	1,621,162	2,738,246	2,792,999
AST Balanced Asset Allocation Portfolio (formerly AST Conservative Asset Allocation Portfolio)	0.15% of average daily net assets	2,462,934	1,789,546	663,525
AST Bond Portfolio 2015 (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	477,959	N/A	N/A
AST Bond Portfolio 2016 (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	N/A	N/A	N/A
AST Bond Portfolio 2018 (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	322,050	N/A	N/A
AST Bond Portfolio 2019 (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	239,657	N/A	N/A
AST Bond Portfolio 2020 (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	N/A	N/A	N/A
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets	7,620,964	8,110,279	3,184,786
AST CLS Growth Asset Allocation Portfolio	0.30% of average daily net assets	189,621	2,174	N/A
AST CLS Moderate Asset Allocation Portfolio	0.30% of average daily net assets	231,576	1,440	N/A
AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets	2,699,729	4,459,072	4,737,241
AST DeAM Large-Cap Value Portfolio	0.85% of average daily net assets	3,378,269	3,137,794	1,982,370
AST Federated Aggressive Growth Portfolio	0.95% of average daily net assets	4,467,384	7,008,714	5,909,002

ADVANCED SERIES TRUST 64

AST First Trust Balanced Target Portfolio	0.85% of average daily net assets	9,451,355	8,006,614	1,435,251
AST First Trust Capital Appreciation Target Portfolio	0.85% of average daily net assets	12,044,189	9,031,134	1,606,483
AST Focus Four Plus Portfolio	0.85% of average daily net assets	79,533	N/A	N/A
AST Global Real Estate Portfolio	1.00% of average daily net assets	1,456,491	--	--
AST Goldman Sachs Concentrated Growth Portfolio	0.90% of average daily net assets	3,910,781	5,639,818	6,198,365
AST Goldman Sachs Mid-Cap Growth Portfolio	1.00% of average daily net assets	2,156,506	3,303,033	3,350,654
AST Goldman Sachs Small-Cap Value Portfolio	0.95% of average daily net assets	1,104,602	1,859,049	2,304,755
AST High Yield Portfolio	0.75% of average daily net assets	2,793,717	3,969,406	4,601,097
AST Horizon Growth Asset Allocation Portfolio	0.30% of average daily net assets	101,277	784	N/A
AST Horizon Moderate Asset Allocation Portfolio	0.30% of average daily net assets	139,085	430	N/A
AST International Growth Portfolio	1.00% of average daily net assets	18,065,591	25,472,242	20,779,295
AST International Value Portfolio	1.00% of average daily net assets	9,983,451	14,171,648	6,816,029
AST Investment Grade Bond Portfolio (1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million	5,966,119	N/A	N/A
AST JPMorgan International Equity Portfolio	1.00% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million	2,715,287	4,535,612	4,242,418
AST Large-Cap Value Portfolio	0.75% of average daily net assets	15,131,565	16,228,533	11,065,961
AST Lord Abbett Bond-Debenture Portfolio	0.80% of average daily net assets	2,941,419	4,586,891	4,744,453
AST Marsico Capital Growth Portfolio	0.90% of average daily net assets	33,511,698	44,196,409	32,469,245
AST MFS Global Equity Portfolio	1.00% of average daily net assets	1,296,172	2,142,049	1,743,177
AST MFS Growth Portfolio	0.90% of average daily net assets	4,358,722	3,825,726	4,389,413
AST Mid-Cap Value Portfolio	0.95% of average daily net assets	1,713,009	2,016,301	1,401,827
AST Money Market Portfolio	0.50% of average daily net assets	12,535,861	10,115,922	9,950,901
AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	5,094,071	7,151,856	6,242,663
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	5,922,190	10,349,945	11,741,529
AST Neuberger Berman Small-Cap Growth Portfolio	0.95% of average daily net assets	1,358,355	1,962,656	2,327,584
AST Niemann Capital Growth Asset Allocation Portfolio	0.30% of average daily net assets	121,072	892	N/A
AST Parametric Emerging Markets Equity Portfolio	1.10% of average daily net assets	1,502,495	N/A	N/A
AST PIMCO Total Return Bond Portfolio	0.65% of average daily net assets	27,610,831	26,548,074	16,156,763
AST PIMCO Limited Maturity Bond Portfolio	0.65% of average daily net assets	7,176,294	8,458,351	9,651,331
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets	1,709,470	747,706	242,257
AST QMA US Equity Alpha Portfolio	1.00% of average daily net assets	2,404,743	2,547,777	2,761,986
AST Schroders Multi-Asset World Strategies Portfolio (formerly AST American Century Strategic Allocation Portfolio)	1.10% of average daily net assets	1,895,667	1,602,400	1,573,139
AST Small-Cap Growth Portfolio	0.90% of average daily net assets	1,689,005	1,582,172	1,637,591
AST Small-Cap Value Portfolio	0.90% of average daily net assets	6,360,321	9,729,691	9,790,986
AST T. Rowe Price Asset Allocation Portfolio	0.85% of average daily net assets	7,726,190	6,123,995	3,661,643

65

AST T. Rowe Price Global Bond Portfolio	0.80% of average daily net assets	4,238,155	4,660,227	3,988,737
AST T. Rowe Price Large-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion	13,219,031	15,412,435	8,068,816
AST T. Rowe Price Natural Resources Portfolio	0.90% of average daily net assets	7,302,279	6,437,294	4,816,682
AST UBS Dynamic Alpha Portfolio	1.00% of average daily net assets	7,595,430	2,279,905	191,547
AST Western Asset Core Plus Bond Portfolio	0.70% of average daily net assets	6,594,424	329,316	N/A

(1) The contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and AST Investment Grade Bond Portfolio is subject to certain breakpoints.

In the event the combined average daily net assets of the Portfolios do not exceed $500 million, each Portfolio's investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Portfolios exceed $500 million, the portion of a Portfolio's assets to which the investment management fee rate of 0.65% applies and the portion of a Portfolio's assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.

[0.65% x ($500 million x Individual Portfolio Assets divided by Combined Portfolio Assets)] + [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets divided by Combined Portfolio Assets]

For purposes of calculating the investment management fee payable to the Investment Managers, the combined average daily net assets of the Portfolios will include the assets of future Portfolios of the Trust that are managed by the Investment Managers pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.

PI has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. The expense limitations may be discontinued or otherwise modified at any time.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation	voluntary limit Portfolio expenses up to 0.80%
AST American Century Income & Growth Portfolio	voluntarily limit Portfolio expenses to 0.87%
AST Bond Portfolio 2015	voluntarily limit Portfolio expenses to 1.00%
AST Bond Portfolio 2016	voluntarily limit Portfolio expenses to 1.00%
AST Bond Portfolio 2018	voluntarily limit Portfolio expenses to 1.00%
AST Bond Portfolio 2019	voluntarily limit Portfolio expenses to 1.00%
AST Bond Portfolio 2020	voluntarily limit Portfolio expenses to 1.00%
AST Cohen & Steers Realty Portfolio	voluntarily limit Portfolio expenses to 0.97%
AST CLS Growth Asset Allocation Portfolio	Management fee waiver: The investment managers have agreed to voluntarily waive such portion of the management fee so that the management fee equals
0.30% of average daily net assets to $100 million;
0.25% of average daily net assets from $100 million to $200 million; and
0.20% of average daily net assets over $200 million. Expense cap:
The investment managers have agreed to voluntarily waive a portion of their management fees and/or reimburse expenses so that the Portfolio's management fees plus other expenses (excluding certain expenses) do not exceed
0.40% of average daily net assets to $100 million;
0.35% from $100 million to $200 million; and
0.30% of average daily net assets over $200 million.

ADVANCED SERIES TRUST 66

AST CLS Moderate Asset Allocation Portfolio	Management fee waiver: The investment managers have agreed to voluntarily waive such portion of the management fee so that the management fee equals
0.30% of average daily net assets to $100 million;
0.25% of average daily net assets from $100 million to $200 million; and
0.20% of average daily net assets over $200 million. Expense cap:
The investment managers have agreed to voluntarily waive a portion of their management fees and/or reimburse expenses so that the Portfolio's management fees plus other expenses (excluding certain expenses) do not exceed
0.40% of average daily net assets to $100 million;
0.35% from $100 million to $200 million; and
0.30% of average daily net assets over $200 million.
AST Focus Four Plus Portfolio	For assets held in the AST Western Asset Core Plus Bond Portfolio: contractural limit to 0.60% of average daily net assets through May 1, 2010.
AST High Yield Portfolio	voluntarily limit Portfolio expenses to 0.88%
AST Horizon Growth Asset Allocation Portfolio	Management fee waiver:
The investment managers have agreed to voluntarily waive such portion of the management fee so that the management fee equals
0.30% of average daily net assets to $250 million;
0.25% of average daily net assets from $250 million to $750 million; and
0.20% of average daily net assets over $750 million. Expense cap:
The investment managers have agreed to voluntarily waive a portion of their management fees and/or reimburse expenses so that the Portfolio's management fees plus other expenses (excluding certain expenses) do not exceed
0.40% of average daily net assets to $250 million;
0.35% from $250 million to $750 million; and
0.30% of average daily net assets over $750 million.
AST Horizon Moderate Asset Allocation Portfolio1	Management fee waiver: The investment managers have agreed to voluntarily waive such portion of the management fee so that the management fee equals
0.30% of average daily net assets to $250 million;
0.25% of average daily net assets from $250 million to $750 million; and
0.20% of average daily net assets over $750 million. Expense cap:
The investment managers have agreed to voluntarily waive a portion of their management fees and/or reimburse expenses so that the Portfolio's management fees plus other expenses (excluding certain expenses) do not exceed
0.40% of average daily net assets to $250 million;
0.35% from $250 million to $750 million; and
0.30% of average daily net assets over $750 million.
AST Investment Grade Bond Portfolio	voluntarily limit Portfolio expenses to 1.00%
AST JPMorgan International Equity Portfolio	voluntarily limit Portfolio expenses to 1.01%
AST Large-Cap Value Portfolio	voluntarily limit Portfolio expenses to 0.84%
AST Money Market Portfolio	voluntarily limit Portfolio expenses to 0.56%
AST Niemann Capital Growth Asset Allocation Portfolio	Management fee waiver:
The investment managers have agreed to voluntarily waive such portion of the management fee so that the management fee equals
0.30% of average daily net assets to $250 million;
0.25% of average daily net assets from $250 million to $750 million; and
0.20% of average daily net assets over $750 million. Expense cap:
The investment managers have agreed to voluntarily waive a portion of their management fees and/or reimburse expenses so that the Portfolio's management fees plus other expenses (excluding certain expenses) do not exceed
0.40% of average daily net assets to $250 million;
0.35% from $250 million to $750 million; and
0.30% of average daily net assets over $750 million.
AST Neuberger Berman Mid-Cap Growth Portfolio	voluntarily limit Portfolio expenses to 1.25%

Waiver of Administrative Services Fee. Shares of the Portfolios are generally purchased through variable insurance products. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic and Tactical Asset Allocation Portfolios, Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Fund, as set forth in the table below:

67

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

The Dynamic and Tactical Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Underlying Portfolios in which the Dynamic and Tactical Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.

Subadvisers. The Manager has entered into Subadvisory Agreements with each of the Subadvisers named in the table appearing below. The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser are obligated to keep certain books and records of the Trust. Under each Subadvisory Agreement, each Subadviser, subject to the supervision of the Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The Subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers' performance of such services.

Pursuant to each Subadvisory Agreement, the Manager pays each Subadviser a fee. The tables below set forth the current fee rates and fees paid by the Manager to each Subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.

As discussed in the Prospectus, the Manager employs each Subadviser under a "manager of managers" structure that allows the Manager to replace the Subadvisers or amend a Subadvisory Agreement without seeking shareholder approval. The Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Manager can change the allocations without Board or shareholder approval. The Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Fund's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO)	0.25% of average daily net assets (Applies to Inflation-Indexed Securities assets only)
	PIMCO	0.25% of average daily net assets (Applies to International Fixed-Income (Un-Hedged) assets only)
	PIMCO	0.45% of average daily net assets (Applies to Emerging Markets Fixed-Income assets only)
Credit Suisse Securities (USA) LLC	0.85% of average daily net assets to $150 million;
0.70% of average daily net assets from $150 million to $300 million;
0.60% of average daily net assets from $300 million to $500 million;
0.50% of average daily net assets from $500 million to $1 billion; and
0.40% of average daily net assets exceeding $1 billion
(Applies to Volatility Income Strategy assets only)
	Mellon Capital Management Corporation	0.90% of average daily net assets to $100 million; and 0.85% of average daily net assets exceeding $100 million
	Quantitative Management Associates LLC (QMA)	0.075% of average daily net assets of entire Portfolio (Fee applies only to overall asset allocation and direct management of Overlay investment strategy)
	QMA	1.00% of average daily net assets attributable to Long/Short Market Neutral investment category

ADVANCED SERIES TRUST 68

	Jennison Associates LLC (Jennison)	0.60% of average daily net assets to $100 million; and 0.55% of average daily net assets exceeding $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)
Prudential Bache Asset Management Inc.	0.60% of average daily net assets to $500 million;
0.55% of average daily net assets from $500 million to $1 billion; and
0.50% of average daily net assets exceeding $1 billion
(Fee applies only to assets attributable to Commodities investment category)
	AlphaSimplex	0.80% of average daily net assets to $500 million; 0.65% of average daily net assets over $500 million
	First Quadrant	0.90% of average daily net assets
AST Advanced Strategies Portfolio	Marsico Capital Management, LLC	0.40% of average daily net assets to $1.5 billion; 0.35% of average daily net assets over $1.5 billion (domestic large cap growth category)
T. Rowe Price Associates, Inc.	0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets over $500 million
(domestic large cap value category)
	William Blair & Company LLC (William Blair)	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion (international growth category)
LSV Asset Management (LSV)	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
(international value category)
	PIMCO	0.25% of average daily net assets to $1 billion; 0.225% of average daily net assets over $1 billion (Advanced Strategies -- fixed income category)
	PIMCO	0.25% of average daily net assets(hedged international bond category)
	PIMCO	0.49% of average daily net assets (Advanced Strategies I)
	Quantitative Management Associates LLC (QMA)	0.25% of the average daily net assets attributable to the Advanced Strategies II investment strategy
	QMA	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
	PIM	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
	Jennison	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
AST AllianceBernstein Core Value Portfolio	AllianceBernstein L.P. (AllianceBernstein)	0.25% of average daily net assets to $500 million; 0.20% of average daily net assets over $500 million
AST AllianceBernstein Growth & Income Portfolio	AllianceBernstein	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion to $1.5 billion; 0.20% of average daily net assets over $1.5 billion
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc. (American Century)	0.40% of average daily net assets to $100 million; 0.35% of average daily net assets over $100 million to $500 million; 0.30% of average daily net assets exceeding $500 million
AST Bond Portfolio 2015	Prudential Investment Management, Inc. (PIM)	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million
AST Bond Portfolio 2016	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million
AST Bond Portfolio 2018	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million
AST Bond Portfolio 2019	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million
AST Bond Portfolio 2020	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million

69

AST CLS Growth Asset Allocation Portfolio	CLS Investments, LLC (CLS)	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets from $100 million to $200 million; 0.10% of average daily net assets over $200 million
AST CLS Moderate Asset Allocation Portfolio	CLS	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets from $100 million to $200 million; 0.10% of average daily net assets over $200 million
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	0.60% of average daily net assets to $100 million;
0.40% of average daily net assets over $100 million to $250 million;
0.30% of average daily net assets over $250 million
Note: the subadviser has voluntarily agreed to waive the portion of its fee that exceeds the following :
0.30% of the portion not in excess of $350 million;
0.25% of assets over $350 million
AST DeAM Large-Cap Value Portfolio	Deutsche Investment Management Americas, Inc. (Deutsche)	0.20% of average daily net assets to $500 million; 0.15% of average daily net assets over $500 million but not exceeding $1 billion; 0.10% of average daily net assets exceeding $1 billion
AST Dynamic Asset Allocation Portfolios:

- AST Aggressive Asset Allocation Portfolio
- AST Capital Growth Asset Allocation Portfolio
- AST Balanced Asset Allocation Portfolio
- AST Preservation Asset Allocation Portfolio	QMA	0.04% of average daily net assets of the entire Portfolio (Fee applies only to Additional Services)
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania	0.50% of average daily net assets to $100 million;
0.45% of average daily net assets over $100 million but not exceeding $400 million;
0.40% of average daily net assets over $400 million but not exceeding $900 million;
0.35% of average daily net assets over $900 million
AST First Trust Balanced Target Portfolio	First Trust Advisors L.P. (First Trust)	0.35% of average daily net assets up to and including $250 million;
0.30% of average daily net assets over $250 million up to and including $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion
AST First Trust Capital Appreciation Target Portfolio	First Trust	0.35% of average daily net assets up to and including $250 million;
0.30% of average daily net assets over $250 million up to and including $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion
AST Focus Four Plus Portfolio (Equity Strategies Only)	First Trust	0.35% of average daily net assets to $250 million; 0.30% of average daily net assets from $250 million to $500 million; and 0.25% of average daily net assets in excess of $500 million
AST Global Real Estate Portfolio	Prudential Real Estate Investors, a business unit of PIM	0.45% of average daily net assets to $50 million; 0.40% of average daily net assets over $50 million to $150 million; 0.35% of average daily net assets over $150 million
AST Goldman Sachs Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	0.50% of average daily net assets
AST High Yield Portfolio	PIMCO	0.25% of average daily net assets
AST Horizon Growth Asset Allocation Portfolio	Horizon Investments LLC	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; 0.10% of average daily net assets over $750 million
AST Horizon Moderate Asset Allocation Portfolio	Horizon Investments LLC	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; 0.10% of average daily net assets over $750 million
AST International Growth Portfolio	William Blair	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion

ADVANCED SERIES TRUST 70

	Marsico Capital Management, LLC (Marsico)	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; 0.35% of average daily net assets over $1 billion
AST International Value Portfolio	LSV	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
	Thornburg Investment Management, Inc.	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million
AST Investment Grade Bond Portfolio	PIM	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million
AST JPMorgan International Equity Portfolio	J.P. Morgan Investment Management, Inc. (JPMorgan)	0.35% of average daily net assets to $250 million; 0.33% of average daily net assets over $250 million but not exceeding $500 million; 0.30% of average daily net assets over $500 million
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC	0.30% of average daily net assets
	Dreman Value Management, L.L.C. (Dreman)	0.30% of average daily net assets to $250 million; 0.25% of average daily net assets over $250 million to $500 million; 0.20% of average daily net assets over $500 million
Eaton Vance Management	Effective rate after December 12, 2008 0.25% of average daily net assets up to $250 million;
0.24% of the next $250 million; 0.23% of the next $500 million; and
0.22% of average daily net assets over $1 billion.
AST Lord Abbett Bond-Debenture Portfolio	Lord, Abbett & Co. LLC	0.30% of average daily net assets to $250 million; 0.25% of average daily net assets over $250 million but not exceeding $500 million; 0.20% of average daily net assets over $500 million
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS)	0.425% of average daily net assets
AST MFS Growth Portfolio	MFS	Effective rate prior to December 15, 2008
0.40% of average daily net assets to $300 million;
0.375% of average daily net assets over $300 million but not exceeding $600 million;
0.35% of average daily net assets over $600 million but not exceeding $900 million;
0.325% of average daily net assets over $900 million but not exceeding $1.5 billion;
0.25% of average daily net assets over $1.5 billion Effective rate after December 15, 2008
0.375% of combined average daily net assets up to $250 million;
0.325% of the next $250 million;
0.300% of the next $250 million; and
0.275% of combined average daily net assets over $750 million
AST Marsico Capital Growth Portfolio	Marsico Capital Management, LLC	0.45% of average daily net assets
AST Mid-Cap Value Portfolio	EARNEST Partners LLC	0.40% of average daily net assets
WEDGE Capital Management, LLP	0.75% of average daily net assets up to and including $10 million;
0.65% of average daily net assets over $10 million up to and including $25 million;
0.50% of average daily net assets over $25 million up to and including $100 million;
0.40% of average daily net assets over $100 million up to and including $150 million;
0.30% of average daily net assets over $150 million
AST Money Market Portfolio	PIM	0.06% of average daily net assets to $500 million;
0.05% of average daily net assets above $500 million to $1 billion;
0.03% of average daily net assets above $1 billion to $2.5 billion;
0.02% of average daily net assets over $2.5 billion
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman Management LLC (Neuberger Berman)	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
AST Neuberger Berman Small-Cap Growth Portfolio	Neuberger Berman	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million to $300 million; 0.40% of average daily net assets over $300 million

71

AST Neuberger Berman / LSV Mid-Cap Value Portfolio	Neuberger Berman	Effective rate after March 1, 2007: 0.40% of average daily net assets to $1 billion;
0.35% of average daily net assets over $1 billion
Effective rate prior to March 1, 2007:
0.50% of average daily net assets to $750 million;
0.45% of average daily net assets to from $750 million to $1 billion;
0.40% of average daily net assets over $1 billion
	LSV	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million (effective on/about July 21, 2008)
AST Niemann Capital Growth Asset Allocation Portfolio	Niemann Capital Management, Inc.	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets from $250 million to $750 million; 0.10% of average daily net assets over $750 million
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets from $250 million to $500 million; 0.40% of average daily net assets over $500 million
AST PIMCO Limited Maturity Bond Portfolio`	PIMCO	0.30% of average daily net assets to $150 million;
0.25% of average daily net assets over $150 million
Note: the subadviser has voluntarily agreed to waive a portion of its fee: 0.05% of average daily net assets to $150 million
AST PIMCO Total Return Bond Portfolio	PIMCO	0.250% on aggregate assets up to and including $1 billion; 0.225% on aggregate assets over $ 1 billion*
AST QMA US Equity Alpha Portfolio	QMA	0.45% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million
AST Schroders Multi-Asset World Strategies Portfolio	- Schroder Investment Management North America Inc. - Schroder Investment Management North America Limited (collectively, Schroders)	0.50% of average daily net assets to $250 million; and 0.45% of average daily net assets exceeding $250 million~
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc.	Effective rate after April 1, 2009: 0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million* Effective rate prior to April 1, 2009:
AST Small-Cap Value Portfolio	JPMorgan	0.40% of average daily net assets
	Lee Munder Investments, Ltd.	0.40% of average daily net assets
	Dreman	0.40% of average daily net assets to $200 million; 0.35% of average daily net assets over $200 million up to and including $500 million; 0.30% of average daily net assets over $500 million
	ClearBridge Advisors LLC	0.40% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	0.50% of average daily net assets to $25 million; 0.35% of average daily net assets over $25 million to $50 million; 0.25% of average daily net assets over $50 million
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price International, Inc.	Effective rate prior to April 1, 2009:
0.40% of average daily net assets
Effective rate after April 1, 2009:
0.45% of average daily net assets to $50 million;
0.35% of average daily net assets over $50 million to $100 million;
0.30% of average daily net assets over $100 million to $250 million;
0.275% of average daily net assets over $250 million
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	Effective rate prior to April 1, 2009:
0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets over $500 million
Effective rate after of April 1, 2009:
0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets from $500 million to $1 billion;
- provided, however, average daily net assets exceed $1 billion, 0.35% on all assets without reference to the breakpoint schedule set forth above
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	0.60% of average daily net assets to $20 million;
0.50% of average daily net assets over $20 million to $50 million;
- provided, however, average daily net assets exceed $50 million, 0.50% on all assets without reference to the breakpoint schedule set forth above

ADVANCED SERIES TRUST 72

AST UBS Dynamic Alpha Portfolio	UBS Global Asset Management (Americas), Inc.	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million
AST Western Asset Core Plus Bond Portfolio	-Western Asset Management Company -Western Asset Management Company Limited	0.25% of average daily net assets to $100 million;
0.22% of average daily net assets from $100 million to $400 million;
0.20% of average daily net assets from $400 million to $1 billion;
0.15% of average daily net assets from $1 billion to $1.5 billion;
0.12% of average daily net assets over $1.5 billion

Aggregation Notes to Subadviser Fee Rate Table:

*For purposes of calculating the fee payable to certain Subadvisers, the assets managed by the Subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:

CLS : For purposes of calculating the subadvisory fee payable to CLS, the assets managed by CLS in the AST CLS Growth Asset Allocation Portfolio will be aggregated with the assets managed by CLS in the AST CLS Moderate Asset Allocation Portfolio and any other portfolio subadvised by CLS on behalf of AST and/or PI pursuant to substantially the same investment strategy.

Eagle : For purposes of calculating the subadvisory fee payable to Eagle Asset Management, the assets managed by Eagle Asset Management in the AST Small-Cap Growth Portfolio of Advanced Series Trust shall be aggregated with the assets managed by Eagle Asset Management in the Diversified Conservative Growth Portfolio of The Prudential Series Fund

Eaton Vance Management (Eaton Vance) : The assets managed by Eaton Vance will be aggregated with the assets in all portfolios sub-advised by Eaton Vance that are managed by Prudential Investments LLC, or by Prudential Investments and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large cap value).

Eagle. For purposes of calculating the subadvisory fee payable to Eagle, the assets managed by Eagle in the AST Small-Cap Growth Portfolio will be aggregated with the assets managed by Eagle in the Diversified Conservative Growth Portfolio of the Prudential Series Fund.

GSAM : The assets of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio will be aggregated.

Horizon Investments, LLC : For purposes of calculating the subadvisory fee payable to Horizon, the assets managed by Horizon in the AST Horizon Growth Asset Allocation Portfolio will be aggregated with the assets managed by Horizon in the AST Horizon Moderate Asset Allocation Portfolio and any other portfolio subadvised by Horizon on behalf of AST and/or PI pursuant to substantially the same investment strategy.

LSV: For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the AST International Value Portfolio of Advanced Series Trust will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio of Advanced Series Trust; (ii) the SP International Value Portfolio of The Prudential Series Fund; (iii) the Global Portfolio of PSF; (iv) the International Equity Portfolio of the Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of Prudential World Fund, Inc.; and (viii) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy.

For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the AST Advanced Strategies Portfolio of Advanced Series Trust will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the SP International Value Portfolio of PSF; (iii) the Global Portfolio of PSF; (iv) the International Equity Portfolio of the Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of Prudential World Fund, Inc;.and (viii) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy.
Marsico Capital Management, LLC (Marsico): The assets of the Advanced Strategies Portfolio will be aggregated with: (i) the portion of the Global Portfolio of PSF that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST, (iii) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds managed by Marsico, (iv) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (v) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, (vi) the portion of the Target Large Cap Growth Fund of The Target Portfolio Trust, and (vii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and PI and/or AST, as applicable, mutually agree, in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.

The assets of the AST International Growth Portfolio managed by Marsico will be aggregated with the assets of the PSF SP International Growth Portfolio managed by Marsico, and any other portfolio subadvised by Marsico on behalf of PI, AST, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or AST, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

MFS: The assets managed by MFS will be aggregated with the assets in all portfolios sub-advised by MFS that are managed by Prudential Investments LLC, or by Prudential Investments and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large capitalization growth).

Neuberger Berman: The assets of the AST Neuberger Berman Mid-Cap Growth Portfolio, managed by Neuberger Berman, will be aggregated with the assets of the AST Neuberger Berman / LSV Mid-Cap Value Portfolio, managed by Neuberger Berman.

PIMCO. The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or AST by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/AST) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.

PIM: The assets of the AST Money Market Portfolio and the assets of the Money Market Portfolio of PSF will be aggregated.

The combined average daily net assets of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Fund that are subadvised by PIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-disretionary asset transfers under cetain living benefit programs.

73

Thornburg Investment Management, Inc. (Thornburg): The assets managed by Thornburg in the AST International Value Portfolio will be aggregated with the assets managed by Thornburg in the PSF SP International Value Portfolio, the Dryden International Value Fund of Prudential World Fund, Inc., the Target Moderate Allocation Fund and Target Growth Allocation Fund of Target Asset Allocation Funds, the International Equity Portfolio of The Target Portfolio Trust, and any other portfolio subadvised by Thornburg on behalf of PI and/or ASTpursuant to substantially the same investment strategy.

Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML): For purposes of calculating the subadvisory fee payable to Western Asset, the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAML, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio.

Notes to Subadviser Fee Rate Table: + QMA: The Manager will pay QMA a fee for providing additional advisory services as agreed to between the Manager and QMA, including but not limited to asset allocation advice ("Additional Services").

*Neuberger Berman: Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the AST Neuberger Berman Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman /LSV Mid-Cap Value Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PI and AST to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.

--Combined assets up to $750 million: No fee reduction.
--Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
--Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
--Combined assets above $3 billion: 10% reduction to effective subadvisory fee.

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the indicated Portfolios to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the indicated Portfolios:

--Combined assets up to $750 million: No fee reduction.
--Combined assets between $750 million and $1.5 billion: 5.0% fee reduction.
--Combined assets between $1.5 billion and $3.0 billion: 7.5% fee reduction.
--Assets above $3.0 billion: 10.0% fee reduction.

The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:

--Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
--Advanced Series Trust AST T. Rowe Price Global Bond Portfolio
--Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
--Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
-- Advanced Series Trust AST Advanced Strategies Portfolio
--The Prudential Series Fund Global Portfolio

~ Schroders: The Investment Managers will pay a subadvisory fee to Schroders based upon the average daily net assets of the World Strategies Portfolio. Schroders will retain SIMNA Ltd. to provide certain investment advisory services. In particular, SIMNA Ltd. manages the overall World Strategies Portfolio, subject to the supervision of Schroders. Schroders directly manages a portion of the assets of the World Strategies Portfolio. Schroders (and not the Investment Managers) pay to SIMNA Ltd. an amount equal to fifty percent (50%) of all subadvisory fees actually paid by the Investment Managers to Schroders; provided, however, that the sub-subadvisory fee payable by Schroders to SIMNA Ltd. shall be reduced such that SIMNA Ltd. bears fifty percent (50%) of any voluntary subadvisory fee waiver observed or expense reimbursement borne by Schroders with respect to the World Strategies Portfolio.

William Blair Company LLC (William Blair): The assets in the Advanced Strategies Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of PSF, in the SP International Growth Portfolio of PSF, the AST International Growth Portfolio and in any other portfolio subadvised by William Blair on behalf of the Manager, pursuant to substantially the same investment strategy.

The assets of the AST International Growth Portfolio will be aggregated with the assets managed by William Blair in the Advanced Strategies Portfolio and the series of PSF that the Manager and William Blair identify as similar to the Portfolio.

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2008	2007	2006
AST Academic Strategies Portfolio (formerly AST Balanced Asset Allocation Portfolio)	PIMCO (Applies to Inflation-Indexed Securities assets only)	$172,936	N/A	N/A
	PIMCO (Applies to International Fixed-Income (Un-Hedged) assets only)	124,550	N/A	N/A
	PIMCO (Applies to Emerging Markets Fixed-Income assets only)	96,044	N/A	N/A
	Credit Suisse Securities (USA) LLC	220,083	N/A	N/A
	Mellon Capital Management Corporation	107,295	N/A	N/A
	QMA (For overall asset allocation and direct management of Overlay investment strategy)	1,103,237	N/A	N/A
	QMA (Fee applies only to assets attributable to Long/Short Market Neutral investment category)	311,406	N/A	N/A
	Jennison	245,161	N/A	N/A
	Bache	196,598	N/A	N/A
	AlphaSimplex Group	N/A	N/A	N/A
	First Quadrant, L.P.	N/A	N/A	N/A
AST Advanced Strategies Portfolio	Marsico	1,048,433	$622,346	$100,720
	T. Rowe Price Associates, Inc.	860,374	550,158	102,613
	William Blair	308,737	312,090	61,851
	LSV	470,895	475,379	122,035
	QMA	134,686	N/A	N/A
	PIMCO (U.S. Fixed Income Sleeve)	451,077	1,252,790	266,490
	PIMCO (Hedged Intl Bond sleeve)	478,104	N/A	N/A
	PIMCO (Advanced Strategies I)	591,969	N/A	N/A
	PIM	N/A	N/A	N/A
	Jennison	N/A	N/A	N/A
AST AllianceBernstein Core Value Portfolio	AllianceBernstein	620,656	1,105,126	857,745
AST AllianceBernstein Growth & Income Portfolio	AllianceBernstein	5,858,902	8,151,380	6,772,289
AST American Century Income & Growth Portfolio	American Century	806,542	1,335,499	1,345,959
AST Bond Portfolio 2015	PIM	107,022	N/A	N/A
AST Bond Portfolio 2016	PIM	N/A	N/A	N/A
AST Bond Portfolio 2018	PIM	72,112	N/A	N/A
AST Bond Portfolio 2019	PIM	53,663	N/A	N/A
AST Bond Portfolio 2020	PIM	N/A	N/A	N/A
AST CLS Growth Asset Allocation Portfolio	CLS	113,415	1,449	N/A
AST CLS Moderate Asset Allocation Portfolio	CLS	138,210	960	N/A
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	809,919	1,285,033	1,474,496
AST DeAM Large-Cap Value Portfolio	Deutsche	794,887	738,315	464,152
AST Dynamic Asset Allocation Portfolios
- AST Aggressive Asset Allocation Portfolio	QMA	36,216	N/A	N/A
- AST Capital Growth Asset Allocation Portfolio	QMA	713,753	N/A	N/A
- AST Balanced Asset Allocation Portfolio	QMA	264,123	N/A	N/A
- AST Preservation Asset Allocation Portfolio	QMA	217,221	N/A	N/A
AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania	1,566,909	2,616,381	2,722,254
	Federated MDTA LLC*	649,220	691,348	N/A
AST First Trust Balanced Target Portfolio	First Trust	3,200,251	2,729,887	580,104
AST First Trust Capital Appreciation Target Portfolio	First Trust	3,949,592	3,031,220	646,694
AST Focus Four Plus Portfolio	First Trust (Equity Securities Only)	23,552	N/A	N/A
	Western (fixed-income strategy only)	N/A	N/A	N/A
AST Global Real Estate	Prudential Real Estate Investors, a business unit of PIM	576,712	N/A	N/A
AST Goldman Sachs Concentrated Growth Portfolio	GSAM	1,216,687	1,727,505	1,869,062
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	603,822	910,605	909,454
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	581,369	978,498	1,206,051
AST High Yield Portfolio	GSAM	N/A	N/A	343,733
	PIMCO	931,239	1,323,135	984,314
AST Horizon Growth Asset Allocation Portfolio	Horizon Investments, LLC	67,518	523	N/A
AST Horizon Moderate Asset Allocation Portfolio	Horizon Investments, LLC	92,724	287	N/A
AST International Growth Portfolio	William Blair	3,006,485	4,084,159	4,494,913
	Marsico	2,408,937	3,262,685	346,952
AST International Value Portfolio	LSV	1,456,314	2,092,189	2,359,752
	Thornburg Investment Management, Inc.	1,897,603	2,624,568	214,346
AST Investment Grade Bond Portfolio	PIM	1,335,900	N/A	N/A
AST JPMorgan International Equity Portfolio	JPMorgan	1,060,494	1,761,124	1,653,100
AST Large-Cap Value Portfolio	Hotchkis and Wiley Capital Management LLC	1,165,502	1,389,656	990,511
	JP Morgan	2,422,109	2,617,303	1,999,149
	Dreman Value Management, L.L.C.	1,792,384	1,747,290	1,043,657
	Eaton Vance Management	66,184	N/A	N/A
AST Lord Abbett Bond-Debenture Portfolio	Lord, Abbett & Co. LLC	1,044,194	1,530,482	$1,552,242
AST Marsico Capital Growth Portfolio	Marsico	13,643,891	17,827,789	13,200,438
AST MFS Global Equity Portfolio	MFS	550,873	910,342	765,614

ADVANCED SERIES TRUST 74

AST MFS Growth Portfolio	MFS	1,876,611	1,669,097	1,893,335
AST Mid-Cap Value Portfolio	EARNEST Partners LLC	364,980	416,703	288,401
	WEDGE Capital Management, LLP	492,858	587,852	349,051
AST Money Market Portfolio	PIM	822,249	712,676	773,392
AST Neuberger Berman Mid-Cap Growth Portfolio	Neuberger Berman	2,135,805	2,853,519	2,572,275
AST Neuberger Berman /LSV Mid-Cap Value Portfolio	Neuberger Berman	2,028,924	4,161,395	4,912,285
	LSV	453,392	N/A	N/A
AST Neuberger Berman Small-Cap Growth Portfolio	Deutsche*	N/A	224,987	780,064
	Neuberger Berman	673,663	606,197	N/A
AST Niemann Capital Growth Asset Allocation Portfolio	Niemann Capital Management, Inc.	80,715	595	N/A
AST Parametric Emerging Markets Equity Portfolio	Parametric Portfolio Associates LLC	682,970	N/A	N/A
AST PIMCO Limited Maturity Bond Portfolio	PIMCO	2,760,113	3,253,227	3,707,227
AST PIMCO Total Return Bond Portfolio	PIMCO	9,983,155	10,210,831	6,200,872
AST QMA US Equity Alpha Portfolio	QMA	805,380	N/A	N/A
	AllianceBernstein*	151,432	577,963	583,723
AST Schroders Multi-Asset World Strategies Portfolio (formerly AST American Century Strategic Allocation Portfolio)	American Century	462,287	722,837	703,337
	Schroder Investment Management North America Inc. (Schroders)	399,835	N/A	N/A
AST Small-Cap Growth Portfolio	Neuberger Berman Management, Inc.*	76,029	350,239	417,458
	Eagle Asset Management, Inc.	726,173	421,744	416,351
AST Small-Cap Value Portfolio	Integrity Asset Management*	N/A	N/A	67,717
	JPMorgan	1,064,098	2,370,261	2,375,787
	Lee Munder Investments, Ltd.	697,483	801,805	688,891
	Dreman Value Management, L.L.C.	635,600	730,028	619,772
	ClearBridge Advisors LLC	429,628	419,948	529,392
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	2,142,322	1,713,434	1,114,791
AST T. Rowe Price Global Bond Portfolio	T. Rowe Price International, Inc.	1,989,144	2,189,334	1,933,614
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	5,053,262	5,899,924	3,200,806
	Alliance*	N/A	N/A	68,596
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	3,853,801	3,402,921	2,602,050
AST UBS Dynamic Alpha Portfolio	UBS Global Asset Management (Americas), Inc.	3,467,943	1,032,195	N/A
AST Western Asset Core Plus Bond Portfolio	-Western Asset Management Company -Western Asset Management Company Limited	1,991,537	103,486	N/A

*No longer a subadviser to the Portfolio.

PORTFOLIO MANAGERS: OTHER ACCOUNTS

Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.

AST Academic Strategies Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Quantitative Management Associates LLC	Marcus Perl	22/$15.029 billion	1/$32.6 million	44**/$1.080 billion	None
	Edward Keon	22/$15.029 billion	1/$32.6 million	44**/$1.080 billion	None
	Ted Lockwood	45/$21.518 billion	29/$3.957 billion	110**/$11.862 billion	None
	Edward L. Campbell	22/$15.029 billion	1/$32.6 million	44**/$1.080 billion	Mpme
	Margaret S. Stumpp	48/$24.376 billion	32/$4.319 billion	118**$13.190 billion	None
	Devang Gambhirwala	22/$6.441 billion	28/$3.924 billion	66**/$10.781 billion	None
Jennison Associates LLC (Jennison)	Shaun Hong	2/$2.658 billion	-	-	None
	Ubong "Bobby" Edemeka	2/$2.658 billion	-	-	None
PIMCO	Michael Gomez	5/$8.085 billion	18/$3.998 billion	11/$2.362 billion	None

75

	Scott A. Mather	13/$10.564 billion	55/$22.850 billion 2/$764.5 million	61/$10.907 billion 14/$3.927 billion	None
	Mihir Worah	21/$34.804 billion	27/$3.921 billion	65/$17.388 billion 15/$4.622 billion	None
Volaris Volatility Management Group (Volaris), a unit of Credit Suisse Securities (USA) LLC (Credit Suisse)	Defina Maluki	-	-	44/$471.9 million	None
	Yirong Li	5/$81.4 million	1/$511.6 million	49/$2.147 billion 3/$403.2 million	None
Mellon Capital Management Corporation	Helen Potter	9/$9.370 billion	48/$10.697 billion	87/$16.492 billion	None
	James Stavena	9/$9.370 billion	48/$10.697 billion	87/$16.492 billion	None
Prudential Bache Asset Management	Stephen Ilnitzki	-	-	-	None

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	34/$20.968 billion	20/$2.421 billion	145/$15.698 billion 23,349/$5.920 billion	None
T. Rowe Price Associates, Inc.	Brian C. Rogers	15/$20.207 billion	2/$687.2 million	15/$511.1 million	None
	David R. Giroux	4/$10.788 billion	1/$69.6 million	-	None
	John D. Linehan	9/$8.203 billion	1/$103.3 million	15/$1.108 billion	None
William Blair & Company LLC	W. George Grieg	11/$6.172 billion	6/$437.065 million	79/$4.438 billion	None
	David Merjan, CFA*	6/$1.769 billion	2/$86.114 million	34/$2.368 billion	None
LSV Asset Management	Josef Lakonishok	27/$4.299 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Menno Vermeulen	27/$4.299 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Puneet Mansharamani	27/$4.299 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
Pacific Investment Management Company LLC	Mihir Worah	21/$34.850 billion	27/$3.921 billion	65/$17.388 billion 15/$4.622 billion	None
	Scott Mather	13/$10.530 billion	55/$22.850 billion 2/$764.5 million	61/$10.907 billion 14/$3.927 billion	None
	Chris D. Dialynas	24/$5.548 billion	16/$7,620 billion	135/$36.184 billion 15/$5.944 billion	None
Quantitative Management Associates LLC	Marcus Perl	22/$16.701 billion	1/$32.6 million	44**/$1.080 billion	None
	Edward L. Campbell	22/$16.701 billion	1/$32.6 million	44**/$1.080 billion	None

AST Aggressive Asset Allocation Portfolio
Adviser	Portfolio Manager(s)	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Quantitative Management Associates LLC	Marcus Perl	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Edward Keon	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Ted Lockwood	42/$18.279 billion	29/$3.957 billion	110**/$11.862 billion	None
	Edward L. Campbell	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None

AST AllianceBernstein Core Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AllianceBernstein L.P.	John Mahedy	113/$31.997 billion 3/$6.350 billion	136/$15.899 billion 3/$202 million	37,336/$76.029 billion 113/$7.087 billion	None
	David Yuen	89/$28.938 billion 3/$6.350 billion	100/$17.258 billion 6/$479 million	37,280/$75.413 billion 116/$7.885 billion	None
	Marilyn Fedak	113/$31.997 billion 3/$6.350 billion	136/$15.899 billion 3/$202 million	37,336/$76.029 billion 113/$7.087 billion	None

ADVANCED SERIES TRUST 76

Christopher Marx	22/$10.819 billion 1/$3.725 billion	16/$1.433 billion	36,618/$26.302 billion 8/$624 million	None
John Phillips	22/$10.819 billion 1/$3.725 billion	16/$1.433 billion	36,618/$26.302 billion 8/$624 million	None

AST AllianceBernstein Growth & Income Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AllianceBernstein L.P.	Frank Caruso	3/$3.877 billion	3/$40 million	10/$426 million 1/$1.303 billion	None

AST American Century Income & Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
American Century Investment Management, Inc.	Kurt Borgwardt	5/$2.6 billion	-	4/$4.7 million	None
	John Schniedwind	6/$2.6 billion	-	1/$2.3 million	None
	Zili Zhang	6/$2.6 billion	-	2/$3.7 million	None
	Lynette Pang	5/$514.1 million	-	1/$958.7 thousand	None

AST Balanced Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
QMA	Marcus Perl	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Michael A. Lenarcic	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Ted Lockwood	42/$18.279 billion	29/$3.957 billion	110**/$11.862 billion	None
	Edward L. Campbell	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None

AST Bond Portfolio 2015
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	11/$6.687 billion	19/$4.072 billion 1/$216.5 million	36/$7.021 billion 1/$3.2 million	None
	Malcolm Dalrymple	7$1.573 billion	9/$562.2 million	16/$3.010 billion	None

AST Bond Portfolio 2016
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	12/$6.919 billion	19/$4.072 billion 1/$216.5 million	36/$7.021 billion 1/$3.2 million	None
	Malcolm Dalrymple	8/$1.574 billion	9/$562.2 million	16/$3.010 billion	None

AST Bond Portfolio 2018
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	11/$6.745 billion	19/$4.072 billion 1/$216.5 million	36/$7.021 billion 1/$3.2 million	None
	Malcolm Dalrymple	7/$1.574 billion	9/$562.2 million	16/$3.010 billion	None

AST Bond Portfolio 2019
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	11/$6.789 billion	19/$4.072 billion 1/$216.5 million	36/$7.021 billion 1/$3.2 million	None
	Malcolm Dalrymple	7/$1.574 billion	9/$562.2 million	16/$3.010 billion	None

AST Bond Portfolio 2020
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	12/$6.919 billion	19/$4.072 billion 1/$216.5 million	19/$4.072 billion 1/$216.5 million	None
	Malcolm Dalrymple	8/$1.575 billion	9/$562.2 million	16/$3.010 billion	None

77

AST Capital Growth Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*/**	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Quantitative Management Associates LLC	Marcus Perl	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Michael A. Lenarcic	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Ted Lockwood	42/$18.279 billion	29/$3.957 billion	110**/$11.862 billion	None
	Edward L. Campbell	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None

AST CLS Growth Asset Allocation Portfolio
Investment Manager /Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
CLS Investments, LLC	Robert Jergovic, CFA	8 registered investment companies with $1.257 billion in total assets under management	-	59,098 other accounts with $2.665 billion in total assets under management	None
	Scott Kubie, CFA	4 registered investment companies with $357 million in total assets under management	-	131 other accounts with $11 million in total assets under management	None
	J.J. Schenkelberg, CFA	4 registered investment companies with $357 million in total assets under management	-	1,803 other accounts with $240 million in total assets under management	None

AST CLS Moderate Asset Allocation Portfolio
Investment Manager / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
CLS Investments, LLC	Robert Jergovic, CFA	8 registered investment companies with $1.257billion in total assets under management	-	59,098other accounts with $2.665 billion in total assets under management	None
	Scott Kubie, CFA	4 registered investment companies with $357 million in total assets under management	-	131 other accounts with $11 million in total assets under management	None
	J.J. Schenkelberg, CFA	4 registered investment companies with $357 million in total assets under management	-	1,803 other accounts with $240 million in total assets under management	None

AST Cohen & Steers Realty Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.	Martin Cohen	19/$7.4 billion	25/$3.3 billion	46/$2.2 billion	None
	Robert H. Steers	19/$7.4 billion	25/$3.3 billion	46/$2.2 billion	None
	Joseph M. Harvey	19/$7.4 billion	25/$3.3 billion	46/$2.2 billion	None
	Jon Cheigh, CFA	3/$2.2 billion	1/$250.1 million	15/$1.1 billion	None

AST DeAM Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Deutsche Investment Management Americas, Inc.	Julie Abbett	22/$5.622 billion	18/$211.43 million	4/$372.201 million	None
	Robert Wang	44/$15.388 billion	38/$1.528 billion 1/$4.184 million	46/$6.324 billion 8/$211.12 million	None
	James Francis, CFA	22/$5.622 billion	18/$211.43 million	4/$372.2 million	None

AST Federated Aggressive Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities

ADVANCED SERIES TRUST 78

Federated Equity Management Company of Pennsylvania	Laurence Auriana	4/$6,963.301 million	1/$1.564 million	-	None
	Aash Shah	1/$757.254 million	-	-	None
	Hans Utsch	4/$6,963.301 million	1/$1.564 million	-	None
	John Ettinger	1/$757.254 million	-	-	None

AST First Trust Balanced Target Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Robert F. Carey	63 / $1.962 billion	6 / $304.110 million	4,631 / $750.232 million	None
	Roger F. Testin	63 / $1.962 billion	6 / $304.110 million	4,631 / $750.232 million	None
	Jon C. Erickson	63 / $1.962 billion	6 / $304.110 million	4,631 / $750.232 million	None
	David G. McGarel	63 / $1.962 billion	6 / $304.110 million	4,631 / $750.232 million	None
	Daniel J. Lindquist	63 / $1.962 billion	6 / $304.110 million	4,631 / $750.232 million	None
	Todd Larson	1 / $155.447 million	-	-	None

AST First Trust Capital Appreciation Target Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Robert F. Carey	63 / $1.864 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Roger F. Testin	63 / $1.864 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Jon C. Erickson	63 / $1.864 billion	6 / $304.110 million	4,631 / $750.232 million	-
	David G. McGarel	63 / $1.864 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Daniel J. Lindquist	63 / $1.864 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Todd Larson	1 / $233.977 million	-	-	-

AST Focus Four Plus Portfolio (Equity Strategies Only)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Trust Advisors L.P.	Robert F. Carey	63 / $2.623 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Roger F. Testin	63 / $2.623 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Jon C. Erickson	63 / $2.623 billion	6 / $304.110 million	4,631 / $750.232 million	-
	David G. McGarel	63 / $2.623 billion	6 / $304.110 million	4,631 / $750.232 million	-
	Daniel J. Lindquist	63 / $2.623 billion	6 / $304.110 million	4,631 / $750.232 million	-

AST Global Real Estate Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Real Estate Investors	Marc Halle
Richard J. Romano
Joanna Mulford
Gek Lang Lee
Antti-Jussi Ahveninen

AST Goldman Sachs Concentrated Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities

79

Goldman Sachs Asset Management, L.P.	Dave Shell	12/$3.554 billion	3/$73.7 million	323/$10.434 billion 10/$1.332 billion	None
	Steve Barry	12/$3.554 billion	3/$73.7 million	323/$10.434 billion 10/$1.332 billion	None

AST Goldman Sachs Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Dave Shell	12/$3.554 billion	3/$73.7 million	323/$10.434 billion 10/$1.332 billion	None
	Steve Barry	12/$3.554 billion	3/$73.7 million	323/$10.434 billion 10/$1.332 billion	None

AST Goldman Sachs Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Chip Otness	7/$1.188 billion	2/$148.8 million	15/$760.8 million 1/$95.6 million	None
	Kelly Flynn	15/$6.510 billion	2/$148.8 million	44/$2.452 billion 1/$95.6 million	None
	Sally Pope Davis	7/$1.188 billion	2/$148.8 million	15/$760.8 million 1/$95.6 million	None
	Dolores Bamford	47/$10.122 billion	2/$148.8 million	217/$8.821 billion 3/$147.2 billion	None
	Scott Carroll	47/$10.122 billion	2/$148.8 million	217/$8.821 billion 3/$147.2 billion	None
	Robert Crystal	7/$1.188 billion	2/$148.8 million	15/$760.8 million 1/$95.6 million	None

AST High Yield Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Mark Hudoff	9/$9.945 billion	23/$5.208 billion 2/$543.8 million	23/$3.486 billion	None

AST Horizon Growth Asset Allocation Portfolio
Investment Manager / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Horizon Investments, LLC	Robert J. Cannon	1,618/$44.724 million	-	-	None
	Jeffrey J. Roach, Ph.D.	1,618/$44.724 million	-	-	None

AST Horizon Moderate Asset Allocation Portfolio
Investment Manager / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Horizon Investments, LLC	Robert J. Cannon	1,618/ $82.427 million	-	-	None
	Jeffrey J. Roach, Ph.D.	1,618/ $82.427 million	-	-	None

AST International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	W. George Grieg	11/$5.572 billion	6/$437.065 million	79/$4.438 billion	None
	David Merjan, CFA*	6/$1.169 billion	2/$86.114 million	34/$2.368 billion	None
Marsico Capital Management, LLC	James G. Gendelman	20/$7.109 billion	7/$1.022 billion	19/$1.601 billion	None

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	27/$4.124 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Menno Vermeulen, CFA	27/$4.124 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Puneet Mansharamani, CFA	27/$4.124 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	17/$21.4 billion	9/$1.6 billion	4,030/$6.3 billion 1/$73.0 million	None
	Wendy Trevisani	12/$16.7 billion	7/$664.9 billion	9,256/$7.3 billion 1/$73.0 million	None
	Lei Wang, CFA	12/$16.7 billion	3/$627.5 million	27/$3.8 billion	None

AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Richard Piccirillo	11/$3,950 billion	19/$4.072 billion 1/$216.5 million	36/$7.021 billion 1/$3.2 million	None
	Malcolm Dalrymple	7/$810.6 million	9/$562.2 million	16/$3.010 billion	None

AST JP Morgan International Equity Portfolio

ADVANCED SERIES TRUST 80

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	James Fisher	5/$1.161 billion	10/$3.571 billion	28/$3.855 billion	None

AST Large Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	14/$5.346 billion 1/$1.308 billion	2/$81 million	94/$5.19 billion 3/$119 million	None
	George Davis	14/$5.346 billion 1/$1.308 billion	2/$81 million	94/$5.19 billion 3/$119 million	None
	Patricia McKenna	14/$5.346 billion 1/$1.308 billion	2/$81 million	94/$5.19 billion 3/$119 million	None
	Scott McBride	14/$5.346 billion 1/$1.308 billion	2/$81 million	94/$5.19 billion 3/$119 million	None
	Judd Peters	14/$5.346 billion 1/$1.308 billion	2/$81 million	94/$5.19 billion 3/$119 million	None
Dreman Value Management, L.L.C.	David N. Dreman	19/$6.36 billion	6/$146 million	125/$1.08 billion	None
	E. Clifton Hoover, Jr.	15/$6.22 billion	-	106/$941.05 million	None
Eaton Vance Management	Michael Mach(1)	9(2)/$12.163 billion	4/$1.841 billion	57/$5.387 billion	None

AST Lord Abbett Bond-Debenture Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lord, Abbett & Co. LLC	Christopher J. Towle	15/$11.037 billion	2/$532.6 million	3,545/$2.017 billion 2/$70.9 million	None

AST Marsico Capital Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Marsico Capital Management, LLC	Thomas F. Marsico	34/$19.382 billion	20/$2.421 billion	145/$15.698 billion 23,349/$5.920 billion	None

AST MFS Global Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	David R. Mannheim	15/$6.9 billion 12/$2 billion	4/$967.5 million	95/$16.7 billion	None

AST MFS Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Stephen Pesek	3/$2.1 billion	-	-	None

AST Mid-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST Partners LLC	Paul Viera	9 / $993.4 million	9 / $30.9 million	252 / $8.89 billion 9 / $464.9 million	None
WEDGE Capital Management, LLP*	Paul M. VeZolles	5 / $273.4 million	3 / $4.7 million	171 / $1.815 billion	None
	Caldwell Calame, CFA	5 / $273.4 million	3 / $4.7 million	171 / $1.815 billion	None
	John Norman	5 / $273.4 million	3 / $4.7 million	171 / $1.815 billion	None

AST Neuberger Berman Mid-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management LLC	Kenneth J. Turek	4/$808 million	-	5/$504.3 million	None

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

81

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management LLC	S. Basu Mullick	4/$2.4 billion	-	7/$1.0 billion	None
LSV Asset Management	Josef Lakonishok	27$4.160 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Menno Vermeulen, CFA	27$4.160 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None
	Puneet Mansharamani, CFA	27$4.160 billion	32/$7.640 billion	483/$29.070 billion 24/$1.9 billion	None

AST Neuberger Berman Small-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management LLC	David Burshtan	2/$235 million	-	7/$229 million	None

AST Niemann Capital Growth Asset Allocation Portfolio
Investment Manager / Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Niemann Capital Management, Inc.	Donald Niemann	1/$57.6 million	9/$14 million	5859/$1.031 billion	None

AST Parametric Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Parametric Portfolio Associates LLC	Thomas Seto	5/$3.604 billion	16/$4.364 billion	13,618/$15.061 billion	None
	David Stein	5/$3.604 billion	16/$4.364 billion	13,618/$15.061 billion	None

AST PIMCO Limited Maturity Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Paul A. McCulley	12/$6.626 billion	9/$1.202 billion	55/$9.818 billion 2/$134.3 million	None

AST PIMCO Total Return Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	William H. Gross	39/$181.879 billion	17/$6.790 billion 2/$309.98 million	47/$20.327 billion 21/$10.594 billion	None

AST Preservation Asset Allocation Portfolio
Adviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	19/$13.1 billion	-	-	None
Quantitative Management Associates LLC	Marcus Perl	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Michael A. Lenarcic	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None
	Ted Lockwood	42/$18.279 billion	29/$3.957 billion	110**/$11.862 billion	None
	Edward L. Campbell	19/$11.790 billion	1/$32.6 billion	44**/$1.080 billion	None

AST QMA US Equity Alpha Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*,**	Ownership of Fund Securities
Quantitative Management Associates LLC	Margaret S. Stumpp, PhD	48/$24.2 billion	32/$4.319 billion	118/$13.190 billion	None
	Ted Lockwood	45/$23.942 billion	29/$3.957 billion	110/$11.862 billion	None
	Devang Gambhirwala	22/$6.290 billion	28/$3.924 billion	66/$10.781 billion	None

AST Schroders Multi-Asset World Strategies Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Johanna Kyrklund	2/$162.5 million	7/$13.345 billion	9/$388.6 million	None

ADVANCED SERIES TRUST 82

Michael Spinks	2/$162.5 million	7/$13.345 billion	9/$388.6 million	None

AST Small-Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle Asset Management	Bert Boksen	13/$972,210,206.00	2/$36,289,138.00	2,883/$904,330,825.00 1/$496,535.00	None
	Eric Mintz, CFA	13/$972,210,206.00	-	2,883/$904,330,825.00 1/$496,535.00	None

AST Small-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Chris T. Blum	21/$5.309 billion	12/$2.060 billion	8/$246.66 million	None
	Dennis Ruhl	15/$2.303 billion	5/$288.820 million	8/$246.66 million	None
Lee Munder Investments, Ltd.	R. Todd Vingers	4/$345.101 million	4/$47.458 millon	42/$787.836 million 4/$80.433 million	None
Dreman Value Management, L.L.C.	David N. Dreman	19/$7.02 billion	6/$146 million	125/$1.08 billion	None
	E. Clifton Hoover, Jr.	15/$6.87 billion	-	106/$941.05 million	None
	Mark Roach	10/$2.06 billion	-	19/$137.52 million	None
ClearBridge Advisors LLC	Peter Hable	8/$3.98 billion	3/$160 million 1/$10 million	34,266/$5.43 billion	None
	Mark Bourguignon	-	1/$10 million	91/$10 million	None
	Mark Feasey	-	1/$10 million	91/$10 million	None
	Marina Chinn	-	1/$10 million	91/$10 million	None
	Michael Kang	-	1/$10 million	91/$10 million	None

AST T. Rowe Price Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Fred Bair	8/$8.714 billion	2/$1.789 billion	2/$502.8 million	None
	Ray Mills	9/$3.925 billion	2/$73.9 million	1/$22.3 million	None
	Dan Shackleford	8/$8.294 billion	-	7/$873.2 millions	None
	Anna Dopkin	6/$1.426 billion	8/$1.857 billion	51/$11.519 billion	None
	Mark Vaselkiv	8/$5.841 billion	7/$1.156 billion	19/$2.560 billion	None

AST T. Rowe Price Global Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Ian Kelson	4/$2.798 billion	9/$767.9 million	1/$32.0 million	None
	Daniel Shackelford				None
	Chris Rothery	3/$53.3 billion	-	-	None
	Brian Brennan	5/$1.261 billion	5/$3.054 billion	9/$671.4 million	None

AST T. Rowe Price Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Robert W. Sharps	4/$3.045 billion	6/$865.7 million	42/$6.162 billion	None

AST T. Rowe Price Natural Resources Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles M. Ober	1/$3.148 billion	1/92.1 million	7/$493.6 million	None

AST UBS Dynamic Alpha Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities

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UBS Global Asset Management (Americas), Inc.	Curt Custard	12/$6.275 billion	17/$11.184 billion 1/$91.7 million	13/$2.557 billion	None

AST Western Asset Core Plus Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company Western Asset Management Company Limited	S. Kenneth Leech	111/$100,485,718,368.06	281/$195,319,138,290.79	969/$217,490,220,115.47	None
	Stephen A. Walsh	111/$100,485,718,368.06	281/$195,319,138,290.79	969/$217,490,220,115.47	None
	Mark S. Lindbloom	4/$2,432,465,533.48	4/$190,965,231.56	30/$7,159,439,689.22	None
	Edward A. Moody	2/$244,654,584.89	1/$22,787,466.07	79/$12,854,539,462.06	None
	Carl L. Eichstaedt	10/$1,826,012,389.97	3/$323,097,929.24	55/$9,463,705,064.61	None

Notes to Other Account and Fund Ownership Table:

Eagle
* "Other Pooled Investment Vehicles" includes a fund that receives a performance incentive fee in addition to an asset based management fee.

Eaton Vance
(1) Numbers provided include certain investment companies structured as fund-of-funds which invest in funds in the Eaton Vance complex advised by other portfolio managers. Certain investment companies that Mr. Mach serves as portfolio manager to may invest in underlying portfolios that he also serves as portfolio manager.
(2) Numbers provided include an investment company structured as a fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.

Marsico * 1 of the "other accounts" is a wrap fee platform which includes approximately 32,572 underlying clients for total assets of approximately $12,512,700,000.

Neuberger Berman 1. Registered Investment Companies include all mutual funds managed by the portfolio maanger.
2. Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP)

QMA:
"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
** Twelve of these accounts with aggregate assets of $5,832,921,816 are subject to performance-based advisory fees.

T. Rowe Price
* Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

UBS
* One account with assets of approximately $187 million has an advisory fee based upon the performance of the account.

WEDGE
*WEDGE utilizes a team-based approach in which the portfolio managers are jointly and primarily responsible for the day-to-day management of investment accounts.

PORTFOLIO MANAGERS: COMPENSATION AND CONFLICTS POLICIES

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each Subadviser (or, where applicable, the Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

AllianceBernstein L.P.

Portfolio Manager Compensation

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is

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compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year‑to‑year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities. [1]

(iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1] Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by

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AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

American Century Investment Management, Inc.

Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2008. it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the

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fund's true peers based on internal investment mandates. Beginning in 2008, American Century Investments is placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the AST American Century Income Growth Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the AST American Century Income Growth Portfolio is measured relative to the performance of a comparable American Century mutual fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. ("ACC"). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the

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aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

CLS Investments, LLC
Portfolio Manager Compensation

The compensation of CLS portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual. The CLS portfolio managers are also eligible to receive a discretionary bonus. The discretionary bonus takes into account several factors, including CLS' profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions, and the performance of the relevant CLS portfolios based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the CLS portfolio's relevant benchmarks for the preceding one and three-year periods, or shorter if the CLS portfolio has not operated for these periods. The formula for determining these amounts may vary, and no individual's compensation is solely tied to the investment performance or asset value of any one product or strategy.

Conflicts of Interest

As indicated in the table above, the CLS portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). CLS portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. When a CLS portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, CLS may receive fees from certain accounts that are higher than the fee it receives from another CLS portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the relevant CLS portfolio. CLS has adopted policies and procedures designed to address these potential material conflicts. For instance, CLS portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, CLS and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

ClearBridge Advisors, LLC

Portfolio Manager Compensation
ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation
Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio manager's position/

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experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan). The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge's Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analyst's overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award
Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm's new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention . A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities . If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies .At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the

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funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation . A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers . Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities . The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Cohen & Steers Capital Management, Inc.

Compensation

Portfolio managers and research analysts receive a base salary plus a performance-based incentive bonus (consisting of cash and equity in the form of restricted stock units), which is designed to be a meaningful portion of compensation. Portfolio managers are evaluated on performance relative to their benchmark on a one-and three-year basis and performance relative to peer groups. Research analysts' incentive compensation is on the quality of their research inputs to our valuation model and their investment cases, as well as their contribution to the investment process. Traders' incentive compensation is based on the efficiency of their trading execution measured, in part, by Abel/Noser. Other factors that contribute to total compensation include the firm's overall success, including growth and profitability, each person's contribution to that success and each individual's performance with regard to teamwork, attitude, leadership and values. The firm uses McLagan to benchmark compensation relative to market comparables, and our goal is to be in the top quartile of that survey.

All employees earning a threshold amount receive a significant portion of their total compensation in restricted stock units ("RSUs"), at least 15%–35%, which vest and convert to common stock ratably over four years. In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock Purchase Program under the Stock Incentive Plan. Any such bonus amounts mandated or voluntarily deferred into RSUs are matched 25% by the firm in additional RSUs. All employees are eligible to participate in a stock purchase plan as well, whereby employees may purchase the firm's common stock at a 15% discount. A significant amount of the firm's equity is held by employees.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio' s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that

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differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may provide more revenue to the Subadvisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Subadvisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Subadvisor to allocate investment ideas pro rata to all accounts with the same primary investment objective

Credit Suisse Securities (USA) LLC

Compensation

Credit Suisse provides its professionals with total compensation packages that are fully competitive within the industry. Annual bonuses are paid based on team and individual performance.

Additional compensation may include awards of Credit Suisse Group stock and other equity incentives that become fully vested over a threeyear period. Besides these financial incentives, Credit Suisse also offers attractive career opportunities throughout its global organization.

Credit Suisse also has a long-term premium award, which operates on top of the compensation plan described above and functions as its longterm incentive plan. These awards vest over a three-year period, and are dependent on how much of the employee's stock awarded through the compensation package has been deferred.

Conflict of Interest

Conflicts of interest may arise in connection with the Volaris Group's management of the Fund's investments and other discretionary accounts that are managed by Volaris Group (e.g., allocating management time, resources and investment opportunities). However, Credit Suisse has adopted and will enforce policies and procedures that are designed to minimize the effects of these conflicts.

Deutsche Investment Management America, Inc.

Compensation of Portfolio Managers
Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

  The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

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The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the subadvisor or its affiliates. The table above shows, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the table above includes total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The table also shows the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

  Certain investments may be appropriate for the Fund and also for other clients advised by the subadvisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the subadvisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the subadvisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the subadvisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the subadvisor in the interest of achieving the most favorable net results to the Fund and the other clients.

  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The subadvisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

  In some cases, an apparent conflict may arise where the subadvisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The subadvisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the subadvisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

  The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The subadvisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the subadvisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the

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provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the subadvisor's advisory clients. The subadvisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Dreman Value Management, L.L.C.
Portfolio Managers Compensaion

The Funds have been advised that the sub-adviser has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-adviser's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadviser's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadviser's profit sharing plan, a defined contribution plan that allows the subadviser to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsier's profit sharing plan vest over a specified term. Finally all employees of the subadviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

  Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

  Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

  Performance of the Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

  Ability to work well with other members of the investment professional team and mentor junior members.

  Contributions to the organizational overall success with new product strategies.

  Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Conflicts of Interest

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In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

Eagle Asset Management, Inc.

Compensation

Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; Additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Fund and other Funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive Stock option awards as part of their annual Bonus. These stock option awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Conflicts of Interest

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P and Eagle Aggressive Growth Partners II L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnerships. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Conflicts of Interest Eagle's portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

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Eaton Vance Management

Compensation

Compensation paid by Eaton Vance to its portfolio managers has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corporation's non-voting common stock and/or restricted shares of Eaton Vance Corporation's non-voting common stock. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees. The portfolio managers' compensation generally is reviewed on an annual basis.

The portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Fund performance, on a pre-tax basis, is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the portfolio managers' performance in meeting those responsibilities.

Eaton Vance seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly, from year to year, based on changes in portfolio manager performance and other factors described herein. Depending on a portfolio manager's performance, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believes is equitable to all interested persons.

EARNEST Partners LLC
Compensation

EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

EARNEST Partners may be responsible for managing one or more of the Portfolios in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may

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manage other client accounts which may have higher fee arrangements than the Portfolio(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

Federated Equity Management Company of Pennsylvania

Compensation Structure

Aash Shah is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. As a separate matter, with respect to one of the other funds managed, Mr. Shah may receive additional consideration based on the achievement of specified revenue growth. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an

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account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Shah is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Shah provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on relevant facts and circumstances. Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

Hans Utsch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership and Client Satisfaction and Service. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. As a separate matter, with respect to one of the other funds managed, Mr. Utsch may receive additional consideration based on the achievement of specified revenue growth. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. IPP is calculated with an equal weighting of each account managed by the portfolio manager. Discretion may be applied to modify the above based on relevant facts and circumstances. Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager's group.

John Ettinger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. As a separate matter, with respect to one of the other funds managed, Mr. Ettinger may receive additional consideration based on the achievement of specified revenue growth. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ettinger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Ettinger provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on relevant facts and circumstances. Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

Lawrence Auriana is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership and Client Satisfaction and Service. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. As a separate matter, with respect to one of the other funds managed, Mr. Auriana may receive additional consideration based on the achievement of specified revenue growth. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Auriana is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. IPP is calculated with an equal weighting of each account managed by the portfolio manager. Discretion may be applied to modify the above based on relevant facts and circumstances. Leadership is assessed by the Chief Investment Officer in charge of the portfolio manager's group.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

First Trust Advisors L.P.
Compensation

The compensation structure for each member of the Investment Committee is based on a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based on an individual's position and overall value to the firm. Bonuses are also determined by management and are based on an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based on criteria such as a Portfolio's performance or the value of assets included in the Portfolio. In addition, Mr.Carey, Mr.Erickson, Mr. Lindquist and Mr.McGarel have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

Conflicts of Interest

None of the accounts managed by the Investment Committee pay an advisory fee that is based on the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Portfolios' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Portfolios and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there

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should not be material conflicts in the allocation of investment opportunities between the Portfolios and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Portfolios.

Goldman Sachs Asset Management, L.P.

Portfolio Managers' Compensation

Base Salary and Performance Bonus. Goldman Sachs Asset Management, L.P. ("GSAM") and the GSAM Value Team's (the "Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

  Individual performance (relative, absolute)

  Team performance (relative, absolute)

  Consistent performance that aligns with clients' objectives

  Achievement of top rankings (relative and competitive)

The benchmark for this Portfolio is the Russell 2000 Value Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation of Investment Managers

Base Salary and Performance Bonus. GSAM and the Growth Investment Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a

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market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Horizon Investments, LLC
Portfolio Manager Compensation

Each Horizon portfolio manager is a member of the firm's Investment Committee. Members receive a salary (guaranteed payment) and bonus based on their individual performance, the performance of the investment team and the performance of the firm.

Conflicts of Interest

It is Horizon's opinion that no material conflicts exist in connection with Horizon's management of the investments for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio, on the one hand, and the investments for certain other accounts. While Horizon manages assets on a variety of investment platforms (including individual accounts on various variable annuity platforms), and the strategies underlying some of these accounts included aspects of the management strategy for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio, Horizon believes there should not be a situation where the use of types of strategies on either side would effect the strategy on the other.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

Portfolio Managers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible

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for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The majority of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

The Fund is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

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Jennison Associates LLC

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-defered basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primarily quantitative factor is reviewed for Shaun Hong:
—One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Lipper Equity Income Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The following primarily quantitative factor is reviewed for each Portfolio Manager:
—The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks, such as the Lipper Equity Income Index, and the investment professional's respective coverage universes;

The qualitative factors reviewed for the portfolio managers may include
—Historical and long-term business potential of the product strategies;
—Qualitative factors such as teamwork and responsiveness; and
—Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.
Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short

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securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

J.P. Morgan Investment Management, Inc.

Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that

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engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Lee Munder Investments, Ltd.

Compensation

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Portfolio managers at Lee Munder Investments Ltd. ("LMIL") are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Conflicts of Interest

LMIL's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unrestricted partnerships. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

LMIL has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, LMIL has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, LMIL has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. LMIL conducts periodic reviews of trades for consistency with these policies.

Lord, Abbett & Co. LLC
Compensation of Investment Managers

When used in this section, the term "fund" refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within the one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and

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allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager's management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

LSV Asset Management

Portfolio Manager Compensation

LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

Potential Conflicts

LSV's management of other accounts could give rise to potential conflicts of interest in connection with their management of the Funds' investments on the one hand, and the investments of the other accounts on the other. The other accounts may have the same investment objective as the Funds. Therefore a potential conflict of interest may arise whereby LSV might be incented to favor one account over another. It is also possible that a potential conflict of interest may arise because LSV manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. LSV has in place means to establish that investment opportunities are fairly and equitably allocated.

Marsico Capital Management, LLC

Portfolio Manager Compensation

The compensation package for portfolio managers of Marsico Capital Management, LLC ("MCM") is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM's overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from MCM. In addition, MCM's portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Material Conflicts

As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar

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actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Massachusetts Financial Services Company

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

  Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks").

As of December 31, 2008, the following benchmarks were used for Stephen K. Pesek:
- Lipper Large Cap Growth Funds
- Russell 1000 Growth Index

As of December 31, 2008, the following benchmarks were used for David Mannheim:
- Lipper International Funds
- Lipper Global Funds
- Lipper Variable Global Core Funds
- MSCI EAFE Index
- Lipper International Large-Cap Growth Funds
- Lipper International Large-Cap Core Funds
- MSCI World Index
- Lipper Global Multi-Cap Core Funds
- Lipper Global Large-Cap Core Funds
- MSCI KOKUSAI Index
- FTSE All-World Developed Index
- Standard Poor's Developed LargeMidCap Growth

As of December 31, 2008, the following benchmarks were used for Simon Todd:
- Lipper Global Funds
- Lipper Variable Global Core Funds
- Lipper Global Multi-Cap Core Funds
- Lipper Global Large Cap Core Funds
- MSCI Europe Index

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- FTSE All-World Index
- MSCI KOKUSAI Index
- MSCI World Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio—for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Mellon Capital Management Corporation

Compensation

The primary objectives of the Mellon Capital Management Corporation's ("Mellon Capital's") compensation plans are to:
· Motivate and reward continued growth and profitability
· Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
· Motivate and reward strong business/investment performance
· Create an ownership mentality for all employees

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined

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fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see "Compensation of Portfolio Managers and Other Accounts Managed). In addition, current trading practices do not allow Mellon Capital Management Corporation to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio's rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Neuberger Berman Management LLC

Portfolio Manager Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to

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determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i)whether the manager was a partner/principal of Neuberger Berman Management LLC ("NB") prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Niemann Capital Management, Inc.
Portfolio Manager Compensation

Niemann Capital Management portfolio manager is compensated on a salary basis. No additional compensation is earned based on individual or overall investment performance.

Conflicts of Interest

Niemann Capital Management feels that no material conflicts exist in conjunction with its management for the AST Niemann Capital Growth Asset Allocation Portfolio and other existing accounts. Niemann Capital Management manages assets across a variety of investment platforms (including accounts on multiple variable annuity platforms), and the underlying strategies of some accounts may include aspects of the management strategy for the AST Niemann Capital Growth Asset Allocation Portfolio. However, Niemann Capital Management believes there will not be a situation where use of strategies on any platform will affect the strategy or performance of the other.

Parametric Portfolio Associates LLC Compensation

Parametric Compensation Structure. Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

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Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Conflicts of Interest

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the investments of the Emerging Markets Equity Portfolio on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Emerging Markets Equity Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund or Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Emerging Markets Equity Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based

Pacific Investment Management Company LLC

Conflicts of Interest

Portfolio Manager Compensation

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades . A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities . A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. Pacific Investment Management Company LLC ("PIMCO") has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees . A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is

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designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus . Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO's net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan . Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation . In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr.Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

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Securities Ownership

The respective portfolio managers were not a beneficial owner of shares of the Fund that they managed as of 12/31/08.

Prudential Investments LLC

Portfolio Manager Compensation

Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

- Attract and reward highly qualified employees
- Align with critical business goals and objectives
- Link to the performance results relevant to the business segment and Prudential
- Retain top performers
- Pay for results and differentiate levels of performance
- Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview :
The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan – from CEO through an entry-level job – is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview :
The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance – which determines the available dollar amounts – and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview :
In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

Compensation – Two of the portfolio managers for the AST Dynamic Asset Allocation Portfolios (Michael Lenarcic and Ted Lockwood) do not receive any compensation in connection with their services and activities for those portfolios. They are, however, compensated as employees of an affiliated investment adviser. Set forth below is an explanation of the material conflicts of interest that may arise as a result of this fact.

Conflicts of Interest

Two of the portfolio managers for the Dynamic Asset Allocation Portfolios (the "Portfolios") are also employees and/or officers of an affiliated investment adviser of PI (the "Affiliate"). As a result, these portfolio managers will spend a significant portion of their time on matters unrelated to the Portfolios. In addition to their duties to the Portfolios, these managers are responsible as employees and/or officers of the Affiliate for managing certain accounts and portfolios (including asset allocation accounts and portfolios), including accounts of affiliates, institutional accounts, mutual funds (including those managed by PI), insurance company separate accounts,

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various pooled investment vehicles and accounts with performance based fees. As a result of the foregoing, conflicts of interest will arise, including those relating to allocation of management time, services and functions among PI, the Affiliate and their Clients.

As described above under "Compensation", these portfolio managers are not entitled to receive compensation for their roles as portfolio managers of the Dynamic Asset Allocation Portfolios. However, they are compensated as employees/officers of the Affiliate for their services and activities with respect to the Affiliate's client accounts and portfolios. The compensation is a combination of base salary, performance-based annual cash incentive bonus and long-term incentive grant. The long-term incentive grant is subject to increase or decrease based on the annual performance of certain accounts advised by the Affiliate (these could include sub-advised mutual funds and sleeve portfolios for which PI serves as investment manager). As a result of the foregoing, there may be an incentive for these portfolio managers to favor the Affiliate and the Affiliates' client accounts when allocating their time and attention among the matters relating to the Affiliate and PI.

PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Prudential Investment Management, Inc.
Compensation

Compensation of Prudential Investment Management Inc., fixed income unit ("Prudential Fixed Income Management" or "PIM") investment professionals (which include portfolio managers and research analysts) includes a combination of base salary, a performance-based annual cash incentive bonus, and a long-term incentive grant. The incentive bonus and grant processes were recently revised as described below.

The base salary component is based on market data relative to similar positions within the industry as well as the past performance, experience, and responsibility of the individual. Investment professionals' annual cash incentive bonus is paid from an annual incentive pool. For 2008 forward, the size of the annual cash incentive pool will be based qualitatively and quantitatively on: 1) certain percentages of Prudential Fixed Income Management's total revenue and operating income; 2) the number of Prudential Fixed Income Management investment professionals receiving an incentive; and 3) a review of other qualitative and quantitative factors such as investment performance of portfolios relative to appropriate market peer groups or benchmarks, revenue from asset management fees, market-based data indicating compensation trends and levels of overall compensation in the asset management industry, and progress on business development initiatives. The long-term incentive grant for 2008 forward will be either restricted stock units of Prudential Financial or a combination of restricted stock units and stock options of Prudential Financial, depending on the level of the investment professional.

For 2006 and 2007, the size of the annual incentive pool was determined quantitatively based on three factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, 2) Prudential Fixed Income Management's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. The long-term incentive grant for 2006 and 2007 was generally divided between restricted stock units of Prudential Financial and an award in the Prudential Fixed Income Management Long-Term Incentive Plan pursuant to which investment professionals received phantom stock, the value of which is based upon the three-year growth of certain portions of Prudential Fixed Income Management's asset management business. However, the growth of Prudential Fixed Income Management's management of affiliated mutual funds, retirement accounts, and other affiliated accounts were excluded from the phantom stock growth calculation and therefore not relevant to the value of the phantom stock.

Each investment professional's incentive compensation, including both the annual cash incentive bonus and the long-term incentive grant, is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of managed accounts.

The performance of each Portfolio subadvised by PIM is judged versus the Lipper categories identified below:

  AST Bond Portfolio 2015: Lipper VP Target Maturity

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  AST Bond Portfolio 2016: Lipper VP Target Maturity

  AST Bond Portfolio 2018: Lipper VP Target Maturity

  AST Bond Portfolio 2019: Lipper VP Target Maturity

  AST Bond Portfolio 2020: Lipper VP Target Maturity

  AST Investment Grade Bond Portfolio: Lipper Intermediate Grade Debt

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Prior to 2008, a portion of PIM Fixed Income's long-term incentive grant included phantom stock units, the value of which reflected the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth did not include the growth of PI-managed mutual funds. A portfolio manager may have faced a conflict of interest given that a piece of his or her long-term compensation was not affected by the growth of PI-managed mutual funds, including this fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled

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accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and the Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PIM affiliated account might hold secured debt of an issuer whose public unsecured debt is held by the Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that -- including to the extent that client accounts are managed differently from PIM affiliated accounts -- each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts' investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account

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will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Prudential Real Estate Investors (PREI)
The managers of the fund are compensated based on the overall performance of Prudential Real Estate Investors (PREI), including PREI's Global Merchant Banking Group (GMBG). Additionally, officers of GMBG (which includes the Portfolio Management team identified herein) receive compensation from carried interest that is generated by our real estate private equity funds. The carried interest compensation is tied to a multi-year vesting plan.

Compensation

Specifically, there are three elements of compensation: base salary, bonus and carried interest,

Base salary/bonus - reviews are completed for these components annually. Bonuses are generally based on investment performance, on the overall financial results of Prudential Investment Management, PREI and GMBG, as well as the individual's own performance and contribution. For officers, bonuses can range from 70% to 200% of base salary. PREI's incentive compensation program is designed to align the interests of each investment professional with those of our clients. Total compensation is designed to be competitive with the market, but an individual's actual compensation will vary. The size of the overall bonus pool available in a given year primarily depends on the financial performance of PREI and the investment performance of our clients' accounts measured against each account's benchmark. An individual's share of the pool is based on his or her contribution toward meeting these goals. The individual's contribution is determined based on a set of goals for that individual, the performance of the accounts in which the individual is involved and the judgment of senior management. Thus, the performance of our clients' accounts, PREI and the individual are all important factors in the size of the annual bonus awarded to an individual.

A major component of compensation is carried interest. Officers in GMBG receive carried interests on all real estate private equity funds. Each GMBG investment professional is allocated a portion of the carried interest in the portfolios on which they work based on the level of involvement. PREI and certain of its affiliates engage in various activities related to investment in real estate. For example, PREI or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PREI or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PREI or any of its affiliates. In addition, PREI or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PREI's ability to purchase or sell, or to chose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Conflicts of Interest

PREI is a division of PIM, which is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including a Portfolio.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

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There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of a Portfolio, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. Each Portfolio may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Portfolio. Certain affiliated transactions are permitted in accordance with procedures adopted by the Trust and reviewed by the Independent Trustees of the Trust.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Portfolio. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PREI, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit and PREI have procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Portfolio and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Portfolio and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Portfolio at the same time. PIM may cause securities transactions to be executed for the Portfolio concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Portfolio).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Portfolio, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Portfolio, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Portfolio.

PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

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PREI and certain of its affiliates engage in various activities related to investment in real estate. For example, PREI or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PREI or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of the PREI or any of its affiliates. PREI or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PREI's ability to purchase or sell, or to chose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America ("PICA") may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Portfolio. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Portfolio. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Portfolio assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

Quantitative Management Associates LLC (QMA)

Compensation

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

* The 2009 long-term awards for Investment Professionals below the level of Vice President are in the form of Restricted Stock only.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

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Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Conflicts of interest may arise in connection with asset allocation services. In connection with these services, QMA from time to time assists its asset allocation clients in evaluating suitable investment guidelines and investment strategies and vehicles in light of the clients' investment objectives and tolerances. Certain of the investment strategies and vehicles available to clients are directly managed by investment advisers that are part of the Prudential Investment Management (PIM) organization (including QMA). Conflicts of interest may arise from the fact there could be a benefit derived from recommending an investment strategy or vehicle managed by QMA over another strategy or vehicle managed by an affiliate or third party and there could be a benefit derived from recommending an investment strategy or vehicle managed by an affiliate over a third party, as applicable. In certain cases, QMA may allocate assets to investment strategies or vehicles directly managed by QMA. In such cases, QMA would receive both an asset allocation fee and a management fee and as a result, may be faced with a conflict of interest arising from its authority to allocate assets to an account it manages, thereby increasing its fees. In the case of the Fund, QMA, in implementing its asset allocation responsibilities and in accordance with Fund guidelines, will allocate Fund assets to the ETF portion of the AST Advanced Strategies Portfolio, which portion is managed by QMA.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts using the same model. The discretionary clients may be disadvantaged where QMA delivers the model investment portfolio to such clients after it initiates trading for the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest

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when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA's clients. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are originated and managed in their best interests.

QMA also performs asset allocation services for affiliated mutual funds pursuant to subadvisory agreement with the affiliated managers of these funds.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.)

Compensation

Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The fund's portfolio managers are compensated for their services to the fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure

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competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and three year periods, the level of funds under management and the level of performance fees generated. The portfolio managers' compensation for other accounts they manage may be based upon such accounts' performance. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

For the purposes of determining the portfolio managers' bonuses, the relevant external benchmarks for performance comparison vary. For the pooled vehicles managed by Ms. Kyrklund and Mr. Spinks, the return target is linked to European inflation. For the other accounts managed by the portfolio managers, performance of the fund is measured against a customized benchmark or they have an absolute return approach.

Conflicts of Interest

Whenever a portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

T. Rowe Price Associates, Inc.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms.

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Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager

Thornburg Investment Management, Inc.
Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. ("Thornburg") . Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager, including the Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating return, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Fund and other account managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

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  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The fund's investment manager, Thornburg has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

UBS Global Asset Management (Americas), Inc.
Compensation

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

  A fixed component - base salary and benefit - reflecting an individual's skills and experience,

  Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global Asset Management, the respect asset class, investment strategy, function and an individual's (financial and non-financial) contribution to UBS Global Asset Management's results, and

  A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

Portfolio manager's variable compensation is tied to the performance of relevant client portfolios/funds. For analysts, variable compensation is, in general, tied to the performance of some combination of model and/or client/fund portfolios, generally evaluated over multiple-year periods and coupled with a qualitative assessment of their contribution. This ensures that the interests of the investment professionals are aligned with those of clients.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Conflicts of Interest

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time

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and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

WEDGE Capital Management, LLP

Compensation

Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General partners, including Paul M. VeZolles and John Norman, are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Caldwell Calame, receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.

To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Western Asset Management Company Western Asset Management Company Limited
Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the compensation system for Western Asset and WAML assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset and WAML, and are determined by the professional's job function and performance as measured by a formal review process.

ADVANCED SERIES TRUST 124

All bonuses are completely discretionary. One of the principal factors considered in determining a portfolio manager's bonus is the portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Western Asset Core Plus Bond Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Western Asset and/or WAML, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the business of Western Asset and WAML.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).These could include potential conflicts of interest related to the knowledge and timing of the Western Asset Core Plus Bond Portfolio's trades, investment opportunities and broker selection.Portfolio managers may be privy to the size, timing and possible market impact of such Portfolio's trades.

It is possible that an investment opportunity may be suitable for both the Western Asset Core Plus Bond Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Western Asset Core Plus Bond Portfolio and the other accounts to participate fully.Similarly, there may be limited opportunity to sell an investment held by the Western Asset Core Plus Bond Portfolio and another account.A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Western Asset Core Plus Bond Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset, WAML, or an affiliate has an interest in the account. Western Asset and WAML have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Western Asset Core Plus Bond Portfolio, Western Asset and WAML determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset and WAML may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.In these cases, trades for the Western Asset Core Plus Bond Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Western Asset Core Plus Bond Portfolio or the other account(s) involved.Additionally, the management of multiple investment portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Western Asset Core Plus Bond Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Western Asset Core Plus Bond Portfolio.For example, a portfolio manager could short sell a security for an account immediately prior to the Western Asset Core Plus Bond Portfolio's sale of that security.To address this conflict, Western Asset and WAML have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Western Asset Core Plus Bond Portfolio) for timing and pattern related issues.Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts.Whether Western Asset or WAML allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Western Asset Core Plus Bond Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Western Asset Core Plus Bond Portfolio and the other accounts listed above.

125

William Blair & Company LLC

Compensation

The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio managers are principals of William Blair, and as of December 31, 2008 their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio managers' compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio managers' ownership stake can vary over time based upon the portfolio managers' sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio managers, including the Fund.

Conflicts of Interest

Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

OTHER SERVICE PROVIDERS

Custodians. With the exception of the Target Maturity Portfolios and the Investment Grade Bond Portfolio, PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

For the Target Maturity Portfolios (AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020) and the AST Investment Grade Bond Portfolio, The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286, serves as Custodian for the portfolio securities and cash of each Portfolio, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent. Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Fund and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

PNC Global Investment Servicing (U.S.) Inc. (PNC) serves as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund's independent registered public accounting firm for the five fiscal years ended December 31, 2008, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.

Consulting Arrangement . As described in the Prospectus, in connection with the establishment of the strategic allocation for each Asset Allocation Portfolio, Morningstar will provide PI with generalized economic and statistical information based primarily on historical risk/reward correlations and long-term models. PI will consider this analysis in conjunction with its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors to establish the strategic allocation for the Asset Allocation Portfolio. Morningstar will employ various quantitative and qualitative research methods to propose Underlying Portfolio allocations that are consistent with the strategic allocations. PI will consider these proposals along with its own quantitative and qualitative research methods in establishing the Underlying Portfolio allocation. As compensation for providing the consulting services and a related license grant to the Investment Managers, the Investment Managers will pay Morningstar a monthly fee at an

ADVANCED SERIES TRUST 126

annual rate based on the aggregate average daily net assets of the Asset Allocation Portfolios under the following fee schedule: (i) 0.10% on aggregate average daily net assets of the Asset Allocation Portfolios of less than or equal to $1 billion, plus (ii) 0.09% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1 billion but less than or equal to $1.5 billion, plus (iii) 0.08% on aggregate average daily net assets of the Asset Allocation Portfolios of greater than $1.5 billion. In addition, Prudential Annuities Distributors Incorporated (PAD), the distributor of certain contracts using the Fund, will reimburse Morningstar for reasonable disbursements that are directly related to providing certain marketing services to PAD in connection with the Asset Allocation Portfolios.

The Asset Allocation Portfolios and holders of Contracts will not directly pay any compensation to Morningstar and will not make any reimbursements for expenses to Morningstar. Morningstar is not acting as an investment adviser to the Asset Allocation Portfolio. The Investment Managers shall have full discretion with respect to the establishment of all strategic allocations and all Underlying Portfolio allocations and the effecting of all transactions.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Portfolios of the Fund and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During the most recently completed fiscal year, PIM received the amounts indicated in the table below as securities lending agent for the indicated Portfolios.

Compensation Received by PIM for Securities Lending
Portfolio	Amount
AST Advanced Strategies Portfolio	$458,146
AST AllianceBernstein Core Value Portfolio	104,226
AST AllianceBernstein Growth and Income Portfolio	696,690
AST American Century Income and Growth Portfolio	84,200
AST DeAM Large-Cap Value Portfolio	238,412
AST Federated Aggressive Growth Portfolio	924,385
AST First Trust Balanced Target Portfolio	1,376,036
AST First Trust Capital Appreciation Target Portfolio	1,066,866
AST Goldman Sachs Concentrated Growth Portfolio	171,511
AST Goldman Sachs Mid-Cap Growth Portfolio	331,383
AST Goldman Sachs Small-Cap Value Portfolio	164,967
AST High Yield Portfolio	143,482
AST International Growth Portfolio	164,858
AST Investment Grade Bond Portfolio	30,017
AST JPMorgan International Equity Portfolio	13,248
AST Large-Cap Value Portfolio	878,716
AST Lord Abbett Bond-Debenture Portfolio	186,997
AST Marsico Capital Growth Portfolio	1,831,126
AST MFS Global Equity Portfolio	16,952
AST MFS Growth Portfolio	171,184
AST Mid-Cap Value Portfolio	133,062
AST Neuberger Berman Mid-Cap Growth Portfolio	513,631
AST Neuberger Berman Small-Cap Growth Portfolio	245,432
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	615,640
AST QMA US Equity Alpha Portfolio	23,612
AST Schroders Multi Asset World Srategies Portfolio	54,199
AST Small-Cap Growth Portfolio	315,366
AST Small-Cap Value Portfolio	1,009,438
AST T.Rowe Price Asset Allocation Portfolio	360,548
AST T.Rowe Price Large-Cap Growth Portfolio	811,948
AST T.Rowe Price Global Bond Portfolio	49,160
AST T.Rowe Price Natural Resources Portfolio	415,921
AST Western Asset Core Plus Bond Portfolio	280,130

The Fund currently sells its shares only to insurance company separate accounts to fund the Contracts. The Fund has no principal underwriter or distributor. See the prospectus for your Contract for more information on distribution arrangements related to your Contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to

127

that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the Subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the investment Subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities, LLC ("Wachovia Securities") and its affiliates, or one of the affiliates of the Subadvisers (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the

ADVANCED SERIES TRUST 128

SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to Wachovia Securities, Prudential Equity Group, LLC (Prudential Equity), or any other affiliated broker for the three most recently completed fiscal years:

Total Brokerage Commissions Paid by the Fund
Portfolio	2008	2007	2006
AST Academic Strategies Asset Allocation Portfolio	534,124	N/A	N/A
AST Advanced Strategies Portfolio	1,070,501	$884,757	$272,613
AST Aggressive Asset Allocation Portfolio
AST AllianceBernstein Core Value Portfolio	124,779	111,452	115,672
AST AllianceBernstein Growth & Income Portfolio	7,250,390	3,845,753	3,824,188
AST American Century Income & Growth Portfolio	106,745	217,374	263,989
AST Balanced Asset Allocation Portfolio	1,388	N/A	N/A
AST Bond Portfolio 2015	2,999	N/A	N/A
AST Bond Portfolio 2018	1,708	N/A	N/A
AST Bond Portfolio 2019	1,293	N/A	N/A
AST Capital Growth Asset Allocation Portfolio	4,515	N/A	N/A
AST CLS Growth Asset Allocation Portfolio	16,527	462	N/A
AST CLS Moderate Asset Allocation Portfolio	22,071	184	N/A
AST Cohen & Steers Realty Portfolio	618,303	545,982	351,648
AST DeAM Large-Cap Value Portfolio	802,407	355,232	190,481
AST Federated Aggressive Growth Portfolio	2,437,491	2,348,445	1,781,746
AST First Trust Balanced Target Portfolio	2,196,527	979,134	400,599
AST First Trust Capital Appreciation Target Portfolio	3,097,482	1,656,518	543,523
AST Focus Four Plus Portfolio	72,985	N/A	N/A
AST Global Real Estate Portfolio	442,301	N/A	N/A
AST Goldman Sachs Concentrated Growth Portfolio	394,966	410,762	555,216
AST Goldman Sachs Mid-Cap Growth Portfolio	360,256	411,396	422,463
AST Goldman Sachs Small-Cap Value Portfolio	195,431	261,682	419,750

129

AST High Yield Portfolio	6,446	13,463	-
AST Horizon Growth Asset Allocation Portfolio	8,021	261	N/A
AST Horizon Moderate Asset Allocation Portfolio	9,721	107	N/A
AST International Growth Portfolio	4,402,553	6,059,053	6,477,704
AST International Value Portfolio	848,351	1,422,381	489,677
AST Investment Grade Bond Portfolio	183,118	N/A	N/A
AST JPMorgan International Equity Portfolio	160,748	259,846	219,701
AST Large-Cap Value Portfolio	3,177,487	1,757,374	2,092,853
AST Lord Abbett Bond-Debenture Portfolio	4,471	8,999	6,429
AST Marsico Capital Growth Portfolio	3,776,735	3,402,627	3,524,896
AST MFS Global Equity Portfolio	121,714	208,062	244,604
AST MFS Growth Portfolio	4,693,833	1,766,680	1,776,653
AST Mid-Cap Value Portfolio	268,964	186,303	100,757
AST Money Market Portfolio	N/A	N/A	N/A
AST Neuberger Berman Mid-Cap Growth Portfolio	986,813	1,106,646	673,172
AST Neuberger Berman Small-Cap Growth Portfolio	918,382	776,786	645,396
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	1,249,093	2,404,323	2,699,123
AST Niemann Capital Growth Asset Allocation Portfolio	17,320	117	N/A
AST Parametric Emerging Markets Equity Portfolio	1,063,784	N/A	N/A
AST PIMCO Total Return Bond Portfolio	227,071	551,155	269,796
AST PIMCO Limited Maturity Bond Portfolio	165,185	179,981	20,888
AST Preservation Asset Allocation Portfolio	130	N/A	N/A
AST QMA US Equity Alpha Portfolio	1,169,272	129,718	168,722
AST Schroders Multi-Asset World Strategies Portfolio	181,009	175,920	116,512
AST Small-Cap Growth Portfolio	360,969	191,600	299,912
AST Small-Cap Value Portfolio	1,548,457	1,708,355	2,431,217
AST T. Rowe Price Asset Allocation Portfolio	705,639	397,892	244,135
AST T. Rowe Price Global Bond Portfolio	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	1,457,478	1,776,565	999,145
AST T. Rowe Price Natural Resources Portfolio	492,321	337,505	252,688
AST UBS Dynamic Alpha Portfolio	1,470,343	360,421	N/A
AST Western Asset Core Plus Bond Portfolio	42,767	-	N/A

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: 2008
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Academic Strategies Asset Allocation Portfolio	-	-	-
AST Advanced Strategies Portfolio	5,640	0.53%	1.34%
AST Aggressive Asset Allocation Portfolio	-	-	-
AST AllianceBernstein Core Value Portfolio	-	-	-
AST AllianceBernstein Growth & Income Portfolio	-	-	-
AST American Century Income & Growth Portfolio	-	-	-
AST Balanced Asset Allocation Portfolio	-	-	-
AST Bond Portfolio 2015	-	-	-
AST Bond Portfolio 2018	-	-	-
AST Bond Portfolio 2019	-	-	-
AST CLS Growth Asset Allocation Portfolio	-	-	-
AST CLS Moderate Asset Allocation Portfolio	-	-	-
AST Capital Growth Asset Allocation Portfolio	-	-	-

ADVANCED SERIES TRUST 130

AST Cohen & Steers Realty Portfolio	-	-	-
AST DeAM Large-Cap Value Portfolio	-	-	-
AST Federated Aggressive Growth Portfolio	-	-	-
AST First Trust Balanced Target Portfolio	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-
AST Focus Four Plus Portfolio	-	-	-
AST Global Real Estate Portfolio	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	-	-	-
AST Goldman Sachs Small-Cap Value Portfolio	-	-	-
AST High Yield Portfolio	-	-	-
AST Horizon Growth Asset Allocation Portfolio	-	-	-
AST Horizon Moderate Asset Allocation Portfolio	-	-	-
AST International Growth Portfolio	-	-	-
AST International Value Portfolio	-	-	-
AST Investment Grade Bond Portfolio	-	-	-
AST JPMorgan International Equity Portfolio	-	-	-
AST Large-Cap Value Portfolio	-	-	-
AST Lord Abbett Bond-Debenture Portfolio	-	-	-
AST Marsico Capital Growth Portfolio	-	-	-
AST MFS Global Equity Portfolio	-	-	-
AST MFS Growth Portfolio	-	-	-
AST Mid-Cap Value Portfolio	-	-	-
AST Money Market Portfolio	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	-	-	-
AST Neuberger Berman Small-Cap Growth Portfolio	-	-	-
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	-	-	-
AST Niemann Capital Growth Asset Allocation Portfolio	-	-	-
AST Parametric Emerging Markets Equity Portfolio	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-
AST Preservation Asset Allocation Portfolio	-	-	-
AST QMA US Equity Alpha Portfolio	-	-	-
AST Schroders Multi-Asset World Strategies Portfolio	-	-	-
AST Small-Cap Growth Portfolio	2,960	0.82%	0.47%
AST Small-Cap Value Portfolio	4,352	0.28%	0.23%
AST T. Rowe Price Asset Allocation Portfolio	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-
AST UBS Dynamic Alpha Portfolio	-	-	-
AST Western Asset Core Plus Bond Portfolio	-	-	-

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2008
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
AST Academic Strategies Portfolio (formerly AST Balanced Asset Allocation Portfolio)	-	-	-	-
AST Advanced Strategies Portfolio	Credit Lyonnais SA	9,734	0.91%	0.43%
	Dresdner Kleinwort Securities, LLC	2,830	0.26%	0.12%
	William Blair & Company, LLC	2,333	0.22%	0.07%
AST Aggressive Asset Allocation Portfolio	-	-	-	-
AST AllianceBernstein Core Value Portfolio	-	-	-	-
AST AllianceBernstein Growth & Income Portfolio	Sanford C. Bernstein & Co. LLC	107,753	1.49%	1.10%
AST American Century Income & Growth Portfolio	Bear, Stearns & Co., Inc.	561	0.53%	0.22%
	JPMorgan Securities, Inc.	1,138	1.07%	0.32%
AST Balanced Asset Allocation Portfolio	-	-	-	-
AST Bond Portfolio 2015	-	-	-	-
AST Bond Portfolio 2018	-	-	-	-
AST Bond Portfolio 2019	-	-	-	-
AST Capital Growth Asset Allocation Portfolio	-	-	-	-
AST CLS Growth Asset Allocation Portfolio	-	-	-	-
AST CLS Moderate Asset Allocation Portfolio	-	-	-	-
AST Cohen & Steers Realty Portfolio	-	-	-	-
AST DeAM Large-Cap Value Portfolio	-	-	-	-
AST Federated Aggressive Growth Portfolio	-	-	-	-
AST First Trust Balanced Target Portfolio	-	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-	-
AST Focus Four Plus Portfolio	-	-	-	-
AST Global Real Estate Portfolio	-	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	-	-	-	-
AST Goldman Sachs Small-Cap Value Portfolio	Goldman Sachs & Co.	59	0.03%	0.03%
AST High Yield Portfolio	-	-	-	-
AST Horizon Growth Asset Allocation Portfolio	-	-	-	-
AST Horizon Moderate Asset Allocation Portfolio	-	-	-	-
AST International Growth Portfolio	-	-	-	-
AST International Value Portfolio	-	-	-	-
AST Investment Grade Bond Portfolio	-	-	-	-
AST JPMorgan International Equity Portfolio	Bear, Stearns & Co., Inc.	1,121	0.70%	0.56%
AST Large-Cap Value Portfolio	-	-	-	-
AST Lord Abbett Bond-Debenture Portfolio	-	-	-	-
AST Marsico Capital Growth Portfolio	-	-	-	-
AST MFS Global Equity Portfolio	-	-	-	-
AST MFS Growth Portfolio	-	-	-	-
AST Mid-Cap Value Portfolio	-	-	-	-
AST Money Market Portfolio	-	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	Lehman Brothers, Inc.	23,256	2.36%	3.07%
AST Neuberger Berman Small-Cap Growth Portfolio	Lehman Brothers, Inc.	13,714	1.49%	2.11%

131

AST Neuberger Berman / LSV Mid-Cap Value Portfolio	Lehman Brothers, Inc.	25,761	2.06%	1.66%
AST Niemann Capital Growth Asset Allocation Portfolio	-	-	-	-
AST Parametric Emerging Markets Equity Portfolio	-	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-	-
AST Preservation Asset Allocation Portfolio	-	-	-	-
AST QMA US Equity Alpha Portfolio (formerly AllianceBernstein Managed Index 500 Portfolio)	-	-	-	-
AST Schroders Multi-Asset World Strategies Portfolio (formerly AST American Century Strategic Allocation Portfolio)	-	-	-	-
AST Small-Cap Growth Portfolio	Raymond James & Associates, Inc.	52	0.01%	0.00%
AST Small-Cap Value Portfolio	-	-	-	-
AST T. Rowe Price Asset Allocation Portfolio	-	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-	-
AST UBS Dynamic Alpha Portfolio	UBS Financial Services, Inc.	191,441	13.02%	14.29%
AST Western Asset Core Plus Bond Portfolio	-	-	-	-

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: 2007
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Academic Strategies Asset Allocation Portfolio	-	-	-
AST Advanced Strategies Portfolio	$47,729	5.39%	9.18%
AST AllianceBernstein Core Value Portfolio	176	0.16%	0.08%
AST AllianceBernstein Growth & Income Portfolio	-	-	-
AST American Century Income & Growth Portfolio	3,808	1.75%	0.87%
AST CLS Growth Asset Allocation Portfolio	-	-	-
AST CLS Moderate Asset Allocation Portfolio	-	-	-
AST Cohen & Steers Realty Portfolio	116	0.02%	0.01%
AST DeAM Large-Cap Value Portfolio	-	-	-
AST Federated Aggressive Growth Portfolio	-	-	-
AST First Trust Balanced Target Portfolio	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	-	-	-
AST Goldman Sachs Small-Cap Value Portfolio	-	-	-
AST High Yield Portfolio	-	-	-
AST Horizon Growth Asset Allocation Portfolio	-	-	-
AST Horizon Moderate Asset Allocation Portfolio	-	-	-
AST International Growth Portfolio	-	-	-

ADVANCED SERIES TRUST 132

AST International Value Portfolio	-	-	-
AST JPMorgan International Equity Portfolio	-	-	-
AST Large-Cap Value Portfolio	15,744	0.90%	1.04%
AST Lord Abbett Bond-Debenture Portfolio	-	-	-
AST Marsico Capital Growth Portfolio	-	-	-
AST MFS Global Equity Portfolio	-	-	-
AST MFS Growth Portfolio	-	-	-
AST Mid-Cap Value Portfolio	-	-	-
AST Money Market Portfolio	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	-	-	-
AST Neuberger Berman Small-Cap Growth Portfolio	-	-	-
AST Neuberger Berman /LSV Mid-Cap Value Portfolio	665	0.03%	0.03%
AST Niemann Capital Growth Asset Allocation Portfolio	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-
AST QMA US Equity Alpha Portfolio	3,408	2.63%	0.68%
AST Schroders Multi-Asset World Strategies Portfolio	883	0.50%	0.17%
AST Small-Cap Growth Portfolio	163	0.08%	0.10%
AST Small-Cap Value Portfolio	3,134	0.21%	0.21%
AST T. Rowe Price Asset Allocation Portfolio	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-
AST UBS Dynamic Alpha Portfolio	-	-	-
AST Western Asset Core Plus Bond Portfolio	-	-	-

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2007
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
AST Academic Strategies Asset Allocation Portfolio	-	-	-	-
AST Advanced Strategies Portfolio	-	-	-	-
AST AllianceBernstein Core Value Portfolio	-	-	-	-
AST AllianceBernstein Growth & Income Portfolio	Sanford C. Bernstein & Co., LLC	$273,097	7.10%	4.25%
AST American Century Income & Growth Portfolio	JPMorgan Securities, Inc.	1,009	0.46%	0.16%
AST CLS Growth Asset Allocation Portfolio	-	-	-	-
AST CLS Moderate Asset Allocation Portfolio	-	-	-	-
AST Cohen & Steers Realty Portfolio	-	-	-	-
AST DeAM Large-Cap Value Portfolio	-	-	-	-
AST Federated Aggressive Growth Portfolio	Federated Securities Corp.	372	0.02%	0.01%
AST First Trust Balanced Target Portfolio	-	-	-	-
AST First Trust Capital Appreciation Target Portfolio	-	-	-	-
AST Goldman Sachs Concentrated Growth Portfolio	-	-	-	-
AST Goldman Sachs Mid-Cap Growth Portfolio	Goldman Sachs & Co.	4	0.00%	0.00%

133

AST Goldman Sachs Small-Cap Value Portfolio	Goldman Sachs & Co.	6	0.00%	0.00%
AST High Yield Portfolio	-	-	-	-
AST Horizon Growth Asset Allocation Portfolio	-	-	-	-
AST Horizon Moderate Asset Allocation Portfolio	-	-	-	-
AST International Growth Portfolio	-	-	-	-
AST International Value Portfolio	-	-	-	-
AST JPMorgan International Equity Portfolio	JPMorgan Securities, Inc.	1,568.60%		.38%
AST Large-Cap Value Portfolio	-	-	-	-
AST Lord Abbett Bond-Debenture Portfolio	-	-	-	-
AST Marsico Capital Growth Portfolio	-	-	-	-
AST MFS Global Equity Portfolio	-	-	-	-
AST MFS Growth Portfolio	-	-	-	-
AST Mid-Cap Value Portfolio	-	-	-	-
AST Money Market Portfolio	-	-	-	-
AST Neuberger Berman Mid-Cap Growth Portfolio	Lehman Brothers, Inc.	41,311	3.73%	6.00%
AST Neuberger Berman Small-Cap Growth Portfolio	Lehman Brothers, Inc.	16,250	2.09%	2.18%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	Lehman Brothers, Inc.	76,167	3.17%	3.78%
AST Niemann Capital Growth Asset Allocation Portfolio	-	-	-	-
AST PIMCO Total Return Bond Portfolio	-	-	-	-
AST PIMCO Limited Maturity Bond Portfolio	-	-	-	-
AST QMA US Equity Alpha Portfolio	-	-	-	-
AST Schroders Multi-Asset World Strategies Portfolio	JPMorgan Securities, Inc.	764	0.43%	0.08%
AST Small-Cap Growth Portfolio	Lehman Brothers, Inc.	1,887	0.98%	1.16%
AST Small-Cap Growth Portfolio	Raymond James & Associates, Inc.	959	0.50%	0.36%
AST Small-Cap Value Portfolio	JPMorgan Securities, Inc.	4	0.00%	0.00%
AST T. Rowe Price Asset Allocation Portfolio	-	-	-	-
AST T. Rowe Price Global Bond Portfolio	-	-	-	-
AST T. Rowe Price Large-Cap Growth Portfolio	-	-	-	-
AST T. Rowe Price Natural Resources Portfolio	-	-	-	-
AST UBS Dynamic Alpha Portfolio	UBS Securities LLC	321	0.09%	0.05%
AST Western Asset Core Plus Bond Portfolio	-	-	-	-

ADDITIONAL INFORMATION

Fund History. The Fund is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Fund was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST JPMorgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The Investment Manager was Henderson International,Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Fund and the Investment Managers and each subadviser, respectively.

ADVANCED SERIES TRUST 134

The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of January 4, 1994.

The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio,the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST Schroders Multi-Asset World Strategies Portfolio (formerly the AST American Century Strategic Allocation Portfolio, which was formerly known as the AST American Century Strategic Balanced Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Federated Aggressive Growth Portfolio, the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture Portfolio were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.

Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.

The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.

The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.

The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.

The AST Bond Portfolio 2015, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.

135

The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.

Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.

The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.

If approved by the Trustees, the Fund may add more Portfolios and may cease to offer any existing Portfolios in the future.

Effective as of May 1, 2007, the Fund changed its name from American Skandia Trust to Advanced Series Trust.

Description of Shares and Organization. As of the date of this SAI, the beneficial interest in the Fund is divided into 55 separate Portfolios, each offering one class of shares.

The Fund's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Fund matters, permits the Fund's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Fund as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

No preemptive or conversion rights apply to any of the Fund's shares. The Fund's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

Generally, there will not be annual meetings of shareholders of any Portfolio of the Fund. A Trustee may, in accordance with certain rulesof the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Fund'scustodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Fund property or affairs of the Fund except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Fund property for satisfaction of claims of any nature arising in connection with the Fund's affairs. In general, the Declaration of Trust provides for indemnification by the Fund of the Trustees and officers of the Fund except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

From time to time, Prudential Financial,Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

ADVANCED SERIES TRUST 136

PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Fund as of the date indicated:

Principal Portfolio Shareholders (as of April 1, 2009)
Portfolio Name	Shareholder Name/Address	No. Shares/% of Portfolio
AST Academic Strategies (formerly AST Balanced Asset Allocation)	SKANDIA ANNUITYATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	216,660,159.647/67.3579%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	94,397,098.455/29.3473%
AST Advanced Strategies	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	86,196,787.557/74.0645%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	27,935,668.348/24.0037%
AST Aggressive Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	15,147,684.863/70.5831%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	5,972,694.777/27.8307%
AST AllianceBernstein Core Value	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 071020000	19,823,536.001/94.8928%
AST AllianceBernstein Growth & Income	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	50,923,528.431/71.8781%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,336,220.854/13.1780%
AST American Century Income & Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	13,472,697.167/93.1683%
AST Balanced Asset Allocation (formerly AST Conservative Asset Allocation)	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	108,441,557.517/62.7174%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	56,436,630.982/32.6403%
AST Bond 2015	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	23,054,736.668/98.9273%
AST Bond 2016	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,310,598.719/83.9805%

137

	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	250,000.000/16.0195%
AST Bond 2018	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	14,243,140.806/82.4093%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,895,239.924/16.7516%
AST Bond 2019	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	9,881,823.117/82.1688%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,083,759.402/17.3268%
AST Bond 2020	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	250,819.255/50.0651%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	250,167.379/49.9349%
AST Capital Growth Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	278,554,694.927/69.5502%q
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	113,354,549.020/28.3026%
AST CLS Growth Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	9,278,480.462/74.9558%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,748,675.401/22.2050%
AST CLS Moderate Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	19,346,940.785/77.4356%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	5,223,014.661/20.9050%
AST Cohen & Steers Realty	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	32,026,877.166/55.5222%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	22,316,977.829/38.6890%
AST DeAm Large Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	50,889,578.113/43.5808%

ADVANCED SERIES TRUST 138

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	18,721,965.498/16.0331%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	13,648,909.108/11.6886%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	12,285,673.418/10.5212%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,169,972.748/7.8530%
AST Federated Aggressive Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	25,618,523.123/65.9653%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,552,554.038/11.7224%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,216,212.100/5.7065%
AST First Trust Balanced Target	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	74,824,017.456/77.8533%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	19,416,960.351/20.2031%
AST First Trust Capital Appreciation Target	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	93,571,037.037/78.5044%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	23,488,213.578/19.7062%
AST Focus Four Plus	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	5,166,117.714/76.1375%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,587,456.209/23.3957%
AST Global Real Estate	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	22,436,757.932/87.0565%
AST Goldman Sachs Concentrated Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 071020000	13,834,561.295/93.3074%

139

AST Goldman Sachs Mid Cap Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 071020000	31,105,941.092/90.5417%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,457,907.649/7.1544%
AST Goldman Sachs Small-Cap Value	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	11,665,538.479/96.5649%
AST High Yield Portfolio	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	44,884,391.802/54.9871%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	22,733,627.887/27.8506%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,979,607.158/6.1004%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,401,165.352/5.3918%
AST Horizon Growth Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	8,209,123.448/80.6597%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,905,699.234/18.7247%
AST Horizon Moderate Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	14,819,440.882/78.5404%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	3,587,165.310/19.0113%
AST International Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	55,849,147.154/42.8407%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	25,916,580.505/19.8801%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	23,391,204.464/17.9429%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,944,531.973/7.6282%

ADVANCED SERIES TRUST 140

	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	6,532,560.964/5.0110%
AST International Value Portfolio	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	18,281,433.683/29.9550%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	15,835,957.914/25.9480%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	11,129,347.094/18.2360%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	6,957,565.094/11.4003%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,546,575.886/7.4498%
AST Investment Grade Bond	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	235,368,510.882/72.7612%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	80,964,195.618/25.0291%
AST JP Morgan International Equity	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	9,371,809.962/88.6684%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	919,618.699/8.7007%
AST Large Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	35,861,787.377/24.6542%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	22,359,248.098/15.3715%
	PRUDENTIAL SERIES FUND GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102-4056	18,472,265.381/12.6993%
	PRUDENTIAL SERIES FUND BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	16,831,765.527/11.5715%

141

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	13,411,498.414/9.2201%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	8,713,952.695/5.9907%
AST Lord Abbett Bond Debenture	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	26,316,069.499/93.9519%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,403,963.362/5.0123%
AST Marsico Capital Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	58,641,076.679/42.5013%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	27,720,038.642/20.0907%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,855,021.857/7.8674%
	PRUDENTIAL SERIES FUND GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102-4056	7,786,870.239/5.6437%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,230,700.178/5.2406%
	PRUDENTIAL SERIES FUND BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,119,061.796/5.1597%
AST MFS Global Equity	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	8,374,984.683/86.3645%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,095,467.294/11.2967%
AST MFS Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	40,225,158.552/37.0089%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	27,187,104.814/25.0133%

ADVANCED SERIES TRUST 142

	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	15,575,885.753/14.3305%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,346,279.598/9.5190%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,356,213.570/6.7680%
AST Mid-Cap Value	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	6,226,622.300/34.6413%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,047,976.310/28.0840%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,097,540.832/17.2329%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,269,413.897/7.0623%
AST Money Market	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 071020000	2,696,215,960.270/91.9375%
AST Neuberger Berman Mid Cap Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	16,116,398.199/67.6539%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,841,344.039/11.9275%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,937,606.837/8.1337%
AST Neuberger Berman / LSV Mid Cap Value	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	32,852,656.932/95.3562%
AST Neuberger Berman Small Cap Growth	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	12,044,191.637/93.1937%
AST Niemann Capitalization Growth Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	8,327,527.454/85.7282%

143

	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,240,084.729/12.7661%
AST Parametric Emerging Markets Equity	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	27,188,546.919/63.9919%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,886,800.593/18.5627%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	3,352,277.837/7.8900%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,245,754.969/5.2857%
AST PIMCO Limited Maturity Bond	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	64,982,028.935/94.2811%
AST PIMCO Total Return Bond	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	104,097,398.880/36.0757%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	66,416,998.242/23.0173%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	48,543,154.980/16.8230%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	36,487,982.248/12.6452%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	19,344,768.879/6.7041%
AST Preservation Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	131,329,164.727/75.8119%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	37,803,025.529/21.8224%
AST QMA U.S. Equity Alpha	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	12,867,757.809/55.8816%

ADVANCED SERIES TRUST 144

	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	9,212,749.858/40.0088%
AST Schroders Multi-Asset World Strategies (formerly AST American Century Strategic Allocation)	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	14,070,646.098/81.1461%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,943,844.748/16.9773%
AST Small Cap Growth	SKANDIA ANNUITYATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	6,337,863.095/34.6009%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,125,872.474/11.6060%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,970,959.915/10.7602%
	PRUDENTIAL SERIES FUND GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102-4056	1,347,429.364/7.3562%
	PRUDENTIAL SERIES FUND BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,230,877.531/6.7198%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,023,051.722/5.5852%
AST Small Cap Value	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	34,911,121.715/70.3548%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,931,950.986/11.9544%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	2,496,264.344/5.0306%
AST T. Rowe Price Asset Allocation	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	42,517,328.147/76.3317%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	11,648,937.591/20.9134%

145

AST T. Rowe Price Global Bond	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	17,539,421.185/82.0529%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	1,766,466.492/8.2639%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,074,090.039/5.0248%
AST T. Rowe Price Large Cap Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	28,861,664.730/31.8474%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	25,224,289.989/27.8337%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,929,182.049/12.0598%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	7,290,726.508/8.0449%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,367,255.231/5.9225%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	4,697,247.511/5.1832%
AST T. Rowe Price Natural Resources	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	7,505,898.573/50.5171%
	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	2,982,055.380/20.0702%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,971,504.407/13.2689%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	1,137,657.344/7.6568%
AST UBS Dynamic Alpha	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	62,147,381.489/83.2200%

ADVANCED SERIES TRUST 146

	PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102	10,960,703.632/14.6772%
AST Western Asset Core Plus Bond	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	20,351,074.284/23.4122%
	SKANDIA ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 071020000	16,755,703.278/19.2760%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	13,902,387.482/15.9935%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	10,946,200.976/12.5927%
	PRUDENTIAL SERIES FUND BALANCED SSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	6,503,019.765/7.4812%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	5,805,816.054/6.6791%
	PRUDENTIAL SERIES FUND CONSERVATIVE ASSET ALLOCATION PORTFOLIO GATEWAY CENTER THREE 100 MULBERRY ST NEWARK NJ 07102	4,863,649.894/5.5952%

As of the date indicated, the Trustees and Officers of the Fund, as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2008 incorporated by reference into this SAI by reference to the annual report to shareholders, have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. KPMG LLP's principal business address is 345 Park Avenue, New York, New York 10154.

The Fund's Annual Report, for the year ended December 31, 2008, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

147

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Portfolios, Investment Objectives and Policies" Section in Part I of the SAI, which identifies the types of investments and investment strategies that may be used by each Portfolio. Information contained in this section about the risks and considerations associated with a Portfolio's investments and/or investment strategies applies only to those Portfolios specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Portfolio"). Information that does not apply to a Covered Portfolio does not form a part of the SAI as it relates to the Covered Portfolio and should not be relied on by investors in that Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of the SAI as it relates to a Covered Portfolio.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield ona Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so.

ADVANCED SERIES TRUST 148

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured

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Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example,a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

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A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that

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returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitute borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.

Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).

To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition,certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not

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constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio

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would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates.

Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

A Portfolio will write only "covered" options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option

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by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.

FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Portfolio is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

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FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur,

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the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic

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developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more

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difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 10% limits.

Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be

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freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil

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have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO "INVESTMENTS IN OTHER INVESTMENT COMPANIES."

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the

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Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities thatthe Managerbelieves are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

  Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

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Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right wherebya Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability ofa Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable or floating rate securities includeparticipation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allowa Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for

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damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

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DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll,a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements,a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1/ 3% of the value of a Portfolio's total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is thata Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower,a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect ona Portfolio's investment in the securities which are the subject of the loan.A Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to

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prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries.The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may

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default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as

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part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments

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is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.

NET ASSET VALUES

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is

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derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Money Market Fund to maintain a stable NAV of $10 per share. Although the price of each share is designed to remain the same, the Money Market Fund issues additional shares when dividends are declared.

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the

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primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

TAXATION

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled "Federal Income Taxes." No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters.

In addition, the Fund may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. The Fund may also release each Portfolio's top ten holdings, sector and country

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breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.

4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.

6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).

As of the date of this Statement of Additional Information, the Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

  Full holdings on a daily basis to a Portfolio's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Portfolio for which the Subadviser has responsibility;

  Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.

2. Analytical Service Providers

  Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Portfolios only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

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In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The Board of Trustees of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.

The Manager delegates to each Portfolio's Subadviser(s) the responsibility for voting each Portfolio's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the Subadviser or its affiliates.

The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each

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Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the internet at www.jennisondryden.com and on the Commission's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, pesons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.

LICENSES AND MISCELLANEOUS INFORMATION

LICENSES AND MISCELLANEOUS INFORMATION

"Dow Jones Corporate Bond Index," "The Dow Jones Industrial Average SM ," "The Dow®," "DIJA SM " and "Dow Jones Select Dividend Index SM " are service marks or registered trademarks of Dow Jones Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). Dow Jones does not sponsor, endorse, sell or promote the AST First Trust Balanced Target Portfolio, the AST First Trust Capital Appreciation Target Portfolio, and/or the AST Focus Four Plus Portfolio (collectively, the "AST First Trust Portfolios"). Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or the Trust a license to use its indexes.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Contract owners of the AST First Trust Portfolios or any member of the public regarding the advisability of purchasing the AST First Trust Portfolios. Dow Jones' only relationship to First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of First Trust or the Contract owners of the AST First Trust Portfolios into consideration in determining, composing or calculating The Dow Jones Industrial AverageSM, the Dow Jones Select Dividend IndexSM, or the Dow Jones Corporate Bond Index. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the AST First Trust Portfolios to be issued, including the pricing or the amount payable under the Contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the AST First Trust Portfolios.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, CONTRACT OWNERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM, THE DOW JONES SELECT DIVIDEND INDEXSM, OR THE DOW JONES CORPORATE BOND INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST.

"VALUE LINE®," "THE VALUE LINE INVESTMENT SURVEY" AND "VALUE LINE TIMELINESS RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE AST FIRST TRUST PORTFOLIOS ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. ("VALUE LINE"). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

"Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the AST First Trust Portfolios, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the AST

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First Trust Portfolios into consideration in composing the System. The AST First Trust Portfolios results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the AST First Trust Portfolios or the timing of the issuance for sale of the AST First Trust Portfolios or in the calculation of the equations by which the AST First Trust Portfolios is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE AST FIRST TRUST PORTFOLIOS AND/OR THE FUND.

"NYSE®" and "NYSE International 100 Index ®" are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.

NYSE Group, Inc. has no relationship to the AST First Trust Portfolios or First Trust other than the licensing of NYSE International 100 Index® (the "Index") and its registered trademarks for use in connection with the AST First Trust Portfolios.

NYSE Group, Inc. and its affiliates do not:

  Sponsor, endorse, sell or promote the AST First Trust Portfolios.

  Recommend that any person invest in the AST First Trust Portfolios or any other securities.

  Have any responsibility or liability for or make any decisions about the timing, amount or pricing of AST First Trust Portfolios.

  Have any responsibility or liability for the administration, management or marketing of the AST First Trust Portfolios.

  Consider the needs of the AST First Trust Portfolios or the Contract owners of the AST First Trust Portfolios in determining, composing or calculating the NYSE International 100 Index ® or have any obligation to do so.

Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the AST First Trust Portfolios or the Fund. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:

  The results to be obtained by the AST First Trust Portfolios, the Contract owner of the AST First Trust Portfolios or any other person in connection with the use of the Index and the data included in the Index;

  The accuracy or completeness of the Index and its data;

  The merchantability and the fitness for a particular purpose or use of the Index and its data;

  NYSE Group, Inc. and it's affiliates will have no liability for any errors, omissions or interruptions in the Index or its data;

  Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the AST First Trust Portfolios or any other third parties.

The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the AST First Trust Portfolios. The Corporations make no representation or warranty, express or implied, to the owners of shares of the AST First Trust Portfolios or any member of the public regarding the advisability of investing in securities generally or in the AST First Trust Portfolios particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to the First Trust Advisors L.P. ("Licensee") is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® registered trademarks and certain trade names of the Corporations and the use of the NASDAQ-100 Index®, which is determined, composed and calculated by NASDAQ

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without regard to Licensee or the AST First Trust Portfolios. Prudential Investments LLC (Sub-Licensee) has sublicensed certain NASDAQ trademarks and tradenames of the Corporations. NASDAQ has no obligation to take the needs of the Licensee, the Sub-Licensee, or the owners of shares of the AST First Trust Portfolios into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the AST First Trust Portfolios to be issued or in the determination or calculation of the equation by which the AST First Trust Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the AST First Trust Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCUATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, RECORD OR BENEFICIAL SHAREHOLDERS OF THE AST FIRST TRUST PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBIITY OF SUCH DAMAGES.

The AST Focus Four Plus Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("Standard & Poor's") or its third party licensors. Neither Standard & Poor's nor its third party licensors makes any representation or warranty, express or implied, to the owners of the AST Focus Four Plus Portfolio or any member of the public regarding the advisability of investing in securities generally or in the AST Focus Four Plus Portfolio particularly or the ability of the S&P MidCap 400 index or the S&P SmallCap index (individually and collectively, the "Index") to track general stock market performance. Standard & Poor's' and its third party licensor's only relationship to First Trust Advisors L.P. is the licensing of certain trademarks and trade names of Standard & Poor's and the third party licensors and of the Index which is determined, composed and calculated by Standard & Poor's or its third party licensors without regard to First Trust Advisors L.P. or AST Focus Four Plus Portfolio. Standard & Poor's and its third party licensors have no obligation to take the needs of First Trust Advisors L.P. or the owners of the AST Focus Four Plus Portfolio into consideration in determining, composing or calculating the Index. Neither Standard & Poor's nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the AST Focus Four Plus Portfolio or the timing of the issuance or sale of the AST Focus Four Plus Portfolio or in the determination or calculation of the equation by which the AST Focus Four Plus Portfolio is to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the AST Focus Four Plus Portfolio.

NEITHER STANDARD & POOR'S, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. STANDARD & POOR'S, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL STANDARD & POOR'S, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's®", "S&P®", "S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600", and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by First Trust Advisors L.P.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

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AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

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Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

AllianceBernstein L.P.
Proxy Voting

Rule 206(4)-6 of the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule require, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of Registrant's proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Registrant has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the clients' best interests. In this regard, Registrant has adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the "Statement of Policies and Procedures"). This Statement of Policies and Procedures reflects the policies of Registrant, including its BIRM unit, and Registrant's investment management subsidiaries.

The Statement of Policy and Procedures is a set of proxy voting guidelines that are intended to maximize the value of the securities in Registrant's clients' accounts. It describes the Registrant's approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and include Registrant's procedures for addressing material conflicts of interest that may arise between Registrant's interests and those of its clients in connection with its consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into Registrant's proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, Registrant's Proxy Voting Manual, as well as information about how Registrant with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105

American Century Investment Management, Inc.

American Century Proxy Voting Guidelines

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment.

The Manager has determined that there are significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The American Century Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the American Century Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-Election of Directors
-Ratification of Selection of Auditors
-Equity-Based Compensation Plans
-Anti-Takeover Proposals
-Cumulative Voting
-Staggered Boards
-"Blank Check" Preferred Stock
-Elimination of Preemptive Rights
-Non-targeted Share Repurchase
-Increase in Authorized Common Stock

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-"Supermajority" Voting Provisions or Super Voting Share Classes
-"Fair Price" Amendments
-Limiting the Right to Call Special Shareholder Meetings
-Poison Pills or Shareholder Rights Plans
-Golden Parachutes
-Reincorporation
-Confidential Voting
-Opting In or Out of State Takeover Laws
-Shareholder Proposals Involving Social, Moral or Ethical Matters
-Anti-Greenmail Proposals
-Changes to Indemnification Provisions
-Non-Stock Incentive Plans
-Director Tenure
-Directors' Stock Options Plans
-Director Share Ownership

Finally, the American Century Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century's clients, all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client.

A copy of the American Century Proxy Voting Guidelines are available on the "About Us" page at www.americancentury.com.

ClearBridge Advisors, LLC
PROXY VOTING GUIDELINES PROCEDURES SUMMARY

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of

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such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Cohen & Steers Capital Management, Inc.
PROXY VOTING

The Fund's Board of Directors has delegated to the Advisor the responsibility for voting proxies on behalf of the Fund, and has determined that the Advisor will vote proxies with respect to those portfolio securities for which they have investment responsibility. The following is a summary of the Proxy Voting Policies and Procedures.

Voting rights are an important component of corporate governance. The Advisor has three overall objectives in exercising voting rights:

A. Responsibility. The Advisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
B. Rationalizing Management and Shareholder Concerns. The Advisor seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

In exercising voting rights, the Advisor follows the general principles set forthbelow.
· The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
· In exercising voting rights, the Advisor shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
· Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
· In exercising voting rights on behalf of clients, the Advisor shall conduct itself in the same manner as if the Advisor was the constructive owner of the securities.
· To the extent reasonably possible, the Advisor shall participate in each shareholder voting opportunity.
· Voting rights shall not automatically be exercised in favor of management-supported proposals.
· The Advisor, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
Third Party Views. While the Advisor may consider the views of third parties, the Advisor shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Advisor's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Advisor must be guided by their reasonable judgment to vote in a manner that the Advisor deems to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections
Votes on director nominees should be made on a case-by-case basis using a "mosaic" approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee's experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor considers the following factors:
· Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
· Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;
· Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;
· Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
· Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;
· Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;
· Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;
· Whether the nominee serves on more than four public company boards;
· Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls;
· Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which the Advisor believes may have been manipulated to provide additional benefits to executives;
· Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and
· Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor recognizes the importance of shareholder access to the

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ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor is also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests
Director Nominees in a Contested Election . By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.
Reimbursement of Proxy Solicitation Expenses . Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors
The Advisor votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Generally, the Advisor votes against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor votes on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor votes against auditor indemnification and limitation of liability; however the Advisor recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses
While the Advisor recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:
Shareholder Rights Plans . The Advisor acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. The Advisor reviews on a case-by-case basis management proposals to ratify a poison pill. The Advisor generally looks for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.
Greenmail . The Advisor votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Unequal Voting Rights . Generally, the Advisor votes against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Classified Boards . The Advisor generally votes in favor of shareholder proposals to declassify a board of directors, although the Advisor acknowledges that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, The Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder's attempt to control the board of directors.
Cumulative Voting . Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. The Advisor generally supports, therefore, proposals to adopt cumulative voting.
Shareholder Ability to Call Special Meeting . The Advisor votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting, however, the Advisor is also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.
Shareholder Ability to Act by Written Consent . The Advisor generally votes against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board . The Advisor generally votes for proposals that seek to fix the size of the board and

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vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor recognizes the importance of such proposals, the Advisor is however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions
Board Committees . Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company's expense. Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.
Separate Chairman and CEO Positions . The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor does acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.
Lead Directors and Executive Sessions . In cases where the CEO and Chairman roles are combined, the Advisor will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).
Majority of Independent Directors . The Advisor votes for proposals that call for the board to be composed of a majority of independent directors. The Advisor believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Independent Committees . The Advisor votes for shareholder proposals requesting that the board's audit, compensation, and nominating committees consist exclusively of independent directors.
Stock Ownership Requirements . The Advisor supports measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.
Term of Office . The Advisor votes against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
Director and Officer Indemnification and Liability Protection . Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Board Size . The Advisor generally votes for proposals to limit the size of the board to 15 members or less.
Majority Vote Standard . The Advisor generally votes for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
Confidential Voting . The Advisor votes for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. The Advisor also votes for management proposals to adopt confidential voting.
Bundled Proposals . The Advisor reviews on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, the Advisor examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, the Advisor votes against the proposals. If the combined effect is positive, the Advisor supports such proposals.

Date/Location of Meeting . The Advisor votes against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.
Adjourn Meeting if Votes are Insufficient . Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure
Increase Additional Common Stock. The Advisor generally votes for increases in authorized shares, provided that the increase is not

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greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:
· creates a blank check preferred stock; or
· establishes classes of stock with superior voting rights.
Blank Check Preferred Stock . Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor.
Preemptive Rights . Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:
· The size of the company;
· The shareholder base; and
· The liquidity of the stock.
For example, it would be difficult to support a shareholder proposal that would require an SP 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.
Dual Class Capitalizations . Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor votes against adoption of a dual or multiple class capitalization structure.
Restructurings/Recapitalizations . The Advisor reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor considers the following issues:
· dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
· change in control—will the transaction result in a change in control of the company?
· bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs . Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way. The Advisor will vote against such programs when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements . These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation
Stock-based Incentive Plans . Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has

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the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor votes against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).
Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor votes for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor feels that the performance criteria and specific amounts and types of executive compensation are best decided by a company's board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.
Reload/Evergreen Features. The Advisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.
Golden Parachutes. The Advisor opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. The Advisor generally withholds our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.
401(k) Employee Benefit Plans. The Advisor votes for proposals to implement a 401(k) savings plan for employees.
Employee Stock Purchase Plans. The Advisor supports employee stock purchase plans, although the Advisor generally believes the discounted purchase price should be at least 85% of the current market price.
Option Expensing. The Advisor votes for shareholder proposals to expense fixed-price options.
Vesting. The Advisor believes that restricted stock awards normally should vest over at least a two-year period.
Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.
Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor votes on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation
Reincorporation Outside of the United States. Generally, the Advisor will vote against companies looking to reincorporate outside of the U.S.
Voting on State Takeover Statutes. The Advisor reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor evaluates all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder's attempt to control the board of directors.
Voting on Reincorporation Proposals. Proposals to change a company's state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor reviews management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings
Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights. The Advisor

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votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor supports proposals that seek to lower super-majority voting requirements.
Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor generally votes against proposals to adopt such charter provisions. The Advisor feels it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Appraisal Rights. The Advisor votes for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
Changing Corporate Name. The Advisor votes for changing the corporate name.

Social Issues
The Advisor believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, The Advisor does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor generally votes against these types of proposals, which are generally initiated by shareholders, unless the Advisor believes the proposal has significant economic implications.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June30th, no later than August31st of each year. The Fund's Form N-PX filings are available (i)without charge, upon request, by calling the Fund toll-free at (800)437-9912 and (ii)on the SEC's website (http://www.sec.gov).

Deutsche Investment Management Americas, Inc.

The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

- Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

- Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

- Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

- Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

- Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated

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investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

Dreman Value Management, L.L.C.

DREMAN VALUE MANAGEMENT, L.L.C. SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Dreman Value Management, L.L.C. views proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management, L.L.C. has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

Dreman Value Management, L.L.C. has established a comprehensive proxy voting procedure that is maintained and implemented by the firm's Chief Operating Officer, VP of Operations, or their designate. The firm maintains a record of all the proxies it receives and ensures that the Chief Investment Officer and other portfolio managers are kept apprised of all proxies that are required to be voted.

Absent material conflicts, the portfolio manager and CIO will determine how Dreman Value Management, L.L.C. should vote the proxy. The VP of Operations is instructed as to how DVM intends to vote the proxies and is responsible for completing and remitting the proxy in a timely and appropriate manner. DVM has retained Egan Jones Proxy Services to assist it in coordinating and voting proxies with respect to client securities.

In the absence of specific voting guidelines from a client, DVM will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors, but will vote against proposals which makes it more difficult to replace members of the issuer's board of directors. In some instances DVM shall determine whether a proposal is in the best interest of its clients and may take into account the following various factors, including whether the proposal was recommended by management and Dreman Value Management, L.L.C. opinion of management.

The Chief Operating Officer ("COO") / VP of Operations is responsible for identifying any conflicts that exist between the interest of

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DVM and its clients. If a material conflict exist, DVM will determine whether voting in accordance with its proxy voting guidelines is in the best interest of the client. DVM will also determine whether it is appropriate to disclose the conflict to the affected clients.

The Chief Operating Officer ("COO") / VP of Operations is responsible for maintaining files relating to DVM's proxy voting procedures. Records are maintained and preserved for five years and are included in client files.

Eagle Asset Management, Inc.

Eagle Proxy Voting Policy

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients' assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

In voting proxies of securities held in client accounts, Eagle's portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests.

A copy of Eagle's complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.

Eaton Vance Management Proxy Voting Policies And Procedures

I. Introduction
Eaton Vance Management ("Eaton Vance") has adopted and implemented policies and procedures that Eaton Vance believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Eaton Vance's authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview
Eaton Vance manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, Eaton Vance seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Eaton Vance is adopting the formal written Guidelines described in detail below and will utilize such

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Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Eaton Vance will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to Eaton Vance by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to Eaton Vance by the Agent) may seek insight from the Proxy Group established by Eaton Vance. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of Eaton Vance's affiliates, may change at Eaton Vance's discretion.

III. Roles and Responsibilities
A. Proxy Administrator
The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of Eaton Vance's affiliates as are deemed appropriate by the Proxy Group.

B. Agent
An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and Eaton Vance to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Eaton Vance upon request.

Subject to the oversight of Eaton Vance, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to Eaton Vance, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to Eaton Vance when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group
Eaton Vance shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of Eaton Vance's affiliates, may be amended from time to time at Eaton Vance's discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by Eaton Vance, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In

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the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines ("Guidelines")
A. General Policies
It shall generally be the policy of Eaton Vance to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of Eaton Vance to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to Eaton Vance by the fund's custodian and therefore will not be voted. In the event that Eaton Vance determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, Eaton Vance will utilize these Guidelines when voting proxies on behalf of its clients.

The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, Eaton Vance will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues
Eaton Vance generally supports management on social and environmental proposals.

F. Voting Procedures
Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation. In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken. The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted. If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. Eaton Vance will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes castcontrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping
Eaton Vance will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

· A copy of Eaton Vance's proxy voting policies and procedures;
· Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;
· A record of each vote cast;
· A copy of any document created by Eaton Vance that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
· Each written client request for proxy voting records and Eaton Vance's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Eaton Vance or its Agent for two years after they are created.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients
A. Assessment of Agent
Eaton Vance shall establish that the Agent (i) is independent from Eaton Vance, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. Eaton Vance shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as Eaton Vance may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify Eaton Vance in writing within fifteen (15) calendar days of any material change to information previously provided to Eaton Vance in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest
As fiduciaries to their clients, Eaton Vance puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of Eaton Vance are able to identify potential material conflicts of interest, Eaton Vance will take the following steps:

· Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of Eaton Vance and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of Eaton Vance and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of Eaton Vance or EVD.
· A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
· The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
· If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the

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existence of the material conflict and the resolution of the matter.
· If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between Eaton Vance and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies Eaton Vance will seek instruction on how the proxy should be voted from:
o The client, in the case of an individual or corporate client;
o In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
o The adviser, in situations where Eaton Vance acts as a sub-adviser to such adviser.
Eaton Vance will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct Eaton Vance on how to vote the proxy, Eaton Vance will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Eaton Vance to vote its clients' proxies would have a material adverse economic impact on Eaton Vance's clients' securities holdings in the Conflicted Company, Eaton Vance may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Eaton Vance shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon Eaton Vance's request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to Eaton Vance, the Agent shall provide Eaton Vance with such information as Eaton Vance deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. Eaton Vance shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

EARNEST Partners LLC
Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, EARNEST Partners will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

- EARNEST Partners will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

- EARNEST Partners will not announce its voting intentions or the reasons for a particular vote.

- The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

- EARNEST Partners will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

- All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing EARNEST Partners' concerns for its Clients' interests and not in an attempt to influence the control of management.

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With respect to ERISA accounts, EARNEST Partners will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures
EARNEST Partners has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and EARNEST Partners' Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and EARNEST Partners' Proxy Voting Guidelines. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

A detailed description of EARNEST Partners' specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE,
Suite 2300 Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

Federated Equity Management Company of Pennsylvania Federated MDTA LLC
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

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On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

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First Trust Advisors L.P.

First Trust Advisors L.P. (the "Adviser") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "Funds"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.
2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.
3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.
4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.
5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.
6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.
7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Goldman Sachs Asset Management, L.P.
GOLDMAN SACHS FUNDS DESCRIPTION OF PROXY VOTING POLICY

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the "Investment Adviser"). The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider

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applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

Hotchkis and Wiley Capital Management, LLC

Proxy Voting Summary

Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM") in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest rather than the best interest of the HWCM. HWCM may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the clients' overall best interest not to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extent that HWCM receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by HWCM and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), HWCM will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further HWCM's interest in maximizing the value of client investments. HWCM may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with HWCM's guidelines. If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficially held by the custodian for the portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by HWCM.

HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

J.P. Morgan Investment Management, Inc.

PROXY VOTING GUIDELINES

The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

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Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and the fund's sub-adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

- Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

- Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

- JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

- JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

- JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

- JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

- JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in

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bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

- JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

- Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

- With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

Lee Munder Investments, Ltd.

Voting Guidelines for the Lee Munder Investments, Ltd (the "Firm") are outlined below and generally seek to maximize shareholder value.

Board of Directors: Our investment strategies seek to favor companies in which we believe there is positive growth potential or other attributes. We generally do not take positions in companies with the intent of effecting change. As a result, we would normally vote in favor of the Board slate presented. However, there are some actions by directors that would result in votes being withheld. These instances may include: unsatisfactory attendance; actions that appear to not be in the best interests of shareholders, including implementation of poison pills, ignoring a shareholder proposal that is approved by a majority of the shares outstanding, failing to act on takeover offers where the majority of the shareholders have tendered their shares; where such directors are inside directors and the inside directors represent a large percentage of the board, and may also sit on the audit, compensation, or nominating committees; directors who enacted egregious corporate governance polices or fail to replace management as appropriate would be subject to recommendations to withhold votes. Auditors: We would generally vote in favor of the Board recommendation, unless an auditor has financial interest in or association with the company, and is therefore not independent; or there is reason to believe that

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the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.Option plans: Option plans are generally reviewed on a case-by-case basis. The major factor we consider is dilution (no more than 10%-12%), although reload and re-pricing options also factor in (which we do not support either). We will also consider the shareholder cost of the plan. Employee stock purchase plans: We would review on a case-by-case basis, however, pricing is an important factor, where in general we would support a purchase price at least 85 percent of fair market value. We would vote against proposals to eliminate cumulative voting. Vote for proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions. We would vote against proposals to classify the board and vote for proposals to repeal classified boards and to elect all directors annually. We would vote against open-ended "any other business". Mergers and Corporate restructuring: Would be reviewed on a case-by-case basis. Other Proposals: Generally reviewed on a case-by-case basis. Shareholder proposals: Would be reviewed on a case-by-case basis. Conflicts of Interest: Could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client the Firm will look to these Guidelines and the ISS recommendation for voting guidance.

Lord, Abbett, & Co. LLC

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld. These actions include, but are not limited to:

Attending less than 75% of board and committee meetings without a valid excuse. Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years. Failing to act on takeover offers where a majority of shareholders tendered their shares. Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee. Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

The stock's volatility, to ensure the stock price will not be back in the money over the near term. Management's rationale for why the repricing is necessary. The new exercise price, which must be set at a premium to market price to ensure proper employee motivation. Other factors, such as the number of participants, term of option, and the value for value exchange.

Shareholder Rights

Cumulative Voting We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting
There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval. Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers. Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification. "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations: - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold. - No dead-hand or no-hand pills. - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame. - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

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LSV Asset Management

LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Risk Metrics Group ("RMG") formerly Institutional Shareholder Services. RMG will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RMG to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of RMG is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

Marsico Capital Management, LLC MARSICO CAPITAL MANAGEMENT, LLC PROXY VOTING POLICY AND PROCEDURES
Statement of Policy

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

  MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

  In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

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  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. ·

  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

  MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Massachusetts Financial Services Company (MFS)
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such

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an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.) Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.) Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and
c.) Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a.) Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");
b.) If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.) a. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

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d.) For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.[1] However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted. [1] From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

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In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S.security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securitieson loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client's custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

All MFS Advisory Clients At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mellon Capital Management Corporation

1. Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of BNY Mellon (BNY Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

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2. Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to. With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be 2 evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9. Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain

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circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

Neuberger Berman Management LLC
Proxy summary

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Parametric Portfolio Associates LLC

Description of Proxy Voting Policies and Procedures of Parametric Portfolio Associates LLC

Introduction
Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

General Policy
We view seriously our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

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For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

- Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;
- Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;
- Keep records of such proxy voting available for inspection by the client or governmental agencies – to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and
- Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy
We generally vote with management in the following cases:
- "Normal" elections of directors
- Approval of auditors/CPA
- Directors' liability and indemnification
- General updating/corrective amendments to charter
- Elimination of cumulative voting
- Elimination of preemptive rights
- Capitalization changes which eliminate other classes of stock and voting rights
- Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
- Stock purchase plans with an exercise price of not less than 85% fair market value
- Stock option plans that are incentive based and are not excessive
- Reductions in supermajority vote requirements
- Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:
- Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders
- Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
- Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
- Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
- Classified boards of directors
- Re-incorporation into a state which has more stringent anti-takeover and related provisions
- Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
- Excessive compensation or non-salary compensation related proposals
- Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

When voting shareholder proposals, initiatives related to the following items are generally supported:
- Auditors attendance at the annual meeting of shareholders
- Election of the board on an annual basis
- Equal access to proxy process
- Submit shareholder rights plan poison pill to vote or redeem
- Revise various anti-takeover related provisions
- Reduction or elimination of super-majority vote requirements
- Anti-greenmail provisions We generally will not support shareholders in the following initiatives: •Requiring directors to own large amounts of stock before being eligible to be elected
- Restoring cumulative voting in the election of directors
- Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a nonbusiness nature or would provide no pertinent information from the perspective of shareholders

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- Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

Proxy Committee
The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:
- Proxy Administrator
- Proxy Administrator Supervisor
- Portfolio Management Representative
- Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping
Proxy Voting records are maintained for 5 years. Records can be easily retrieved and accessed via our third party vendor. In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:
- Current voting policy and procedures;
- All written client requests as they relate to proxy voting; and,
- Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information
Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge. Toll-free phone number: 1-800-211-6707 E-mail address: proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

Proxy Voting Procedures
These procedures should be read in connection with the Proxy Voting Policy.
- All proxies must be voted where such voting authority has been authorized.
- Proxies must be forwarded to the appropriate analyst/portfolio manager for review. •Analysts/portfolio managers must complete, sign and return the proxy forms.
- Routine proposals will be voted in a manner consistent with the firm's standard proxy voting policy and will be voted accordingly unless notified otherwise by the analyst/portfolio manager. •Non-routine proposals (i.e., those outside the scope of the firm's standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).
- Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Company's parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall notify the CCO and the Proxy Committee who will determine what the appropriate next action will be.

If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter. If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Committee will seek instruction on how the proxy should be voted from:

The client, in the case of an individual or corporate client;

In the case of a Fund its board of directors, or any committee identified by the board; or

The adviser, in situations where the Adviser acts as a sub-adviser or overlay manager to such adviser.

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If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, theProxy Administrator will record the existence of the conflict and the resolution of the matter

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the

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appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. This asset management unit invests primarily in real estate and real estate-related interests. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long-and-short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

Quantitative Management Associates LLC (QMA)

It is the policy of Quantitative Management Associates LLC ("QMA") to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients. Our proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies

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that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors: T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation: Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base

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our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company's business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company's executive compensation practices ("Say-on-Pay" proposals) a majority of the time.

Mergers and Acquisitions: T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues: T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues: T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Thornburg Investment Management, Inc.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services, Inc., a wholly owned subsidiary of RiskMetrics Group, Inc. (RGM), to act as the third-party voting service.

The proxy voting procedures are as follows:
- Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to RMG for review.
- After an analysis of the topics, RMG then forwards their recommendations to Thornburg Investment Management for review.
- Once Thornburg Investment Management has reviewed the recommendations provided by RMG a determination will be made to either override the recommendation or agree to vote as advised.
- Generally Thornburg Investment Management will vote with the recommendation made by RMG. Exceptions may exist when the

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vote concerns issues that are unique or non-routine.

Thornburg Investment Management will generally abstain from voting on all social issues.

UBS Global Asset Management (Americas) Inc.
GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the .company. or .companies.) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. General Corporate Governance Benchmarks
UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, .UBS Global AM.) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management
Guidelines:
- Board exercises judgment independently of management.
- Separate Chairman and Chief Executive.
- Board has access to senior management members.
- Board is comprised of a significant number of independent outsiders.
- Outside directors meet independently.
- CEO performance standards are in place.
- CEO performance is reviewed annually by the full board.
- CEO succession plan is in place.
- Board involvement in ratifying major strategic initiatives.
- Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership
Guidelines:
- Board determines necessary board member skills, knowledge and experience.
- Board conducts the screening and selection process for new directors.
- Shareholders should have the ability to nominate directors.
- Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
- Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
- Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control
Guidelines:
- Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
- Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
- Employment contracts should not entrench management.
- Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests
Guidelines:
- Executive remuneration should be commensurate with responsibilities and performance.

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-Incentive schemes should align management with shareholder objectives.
- Employment policies should encourage significant shareholding by management and board members.
- Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
- Long-term incentives should be linked to transparent long-term performance criteria.
- Dilution of shareholders. interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent
Guidelines:
- Auditors are approved by shareholders at the annual meeting.
- Audit, consulting and other fees to the auditor are explicitly disclosed.
- The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
- Periodic (every 5 years) tender of the audit firm or audit partner.

B. Proxy Voting Guidelines – Macro Rationales
Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. General Guidelines
a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management. d. In general, we oppose proposals, which in our view, act to entrench management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
f. We will vote in favor of shareholder resolutions for confidential voting.

2. Board of Directors and Auditors
a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.
d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings. e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. Compensation
a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive. e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

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4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.
b. We believe that .poison pill. proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
c. Any substantial new share issuance should require prior shareholder approval. d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.
e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.
f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
g. We will support proposals that enable shareholders to directly nominate directors.

5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. Mergers, Tender Offers and Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. Social, Environmental, Political and Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C. Proxy Voting Disclosure

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Guidelines
- UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
- UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
- Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
- Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
- Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, nonclients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.
- Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company.s proxies.
- Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
- In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
- We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
- The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy. Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. Proxy Voting Conflict Guidelines
In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
- Under no circumstances will general business, sales or marketing issues influence our proxy votes.
- UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (.Affiliates.) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E. Special Disclosure Guidelines for Registered Investment Company Clients
1. Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
- That these procedures, which are the procedures used by the investment adviser on the Funds. behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.
- That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
- That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

2. Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

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- That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
- That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

WEDGE Capital Management L.L.P. (revised January 2009)

WEDGE Capital Management L.L.P. ("WEDGE") established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
Traditional Products (SCP, MCP, LCP)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE votes proxies in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Institutional Shareholder Services (ISS). (ISS provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against the management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Proxies should be voted either "For" or "Against." In very limited instances an abstention may be appropriate; in which case, the voting analyst should document why he or she abstained from the vote. This will be documented in the vote management software by the Proxy Department.

Quantitative Products (MIC, QVM, Small-Mid QVM)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the ISS recommended vote. In instances where ISS votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the proxy ballot. Generally, the criteria for these select securities are:
· WEDGE clients hold greater than 1% of the outstanding shares of the security, OR
· the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:
1. An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.
2. An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.
3. The company in question is a client of the firm.

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If any of the three criteria listed above is met, or if the voting analyst feels a potential conflict of interest exists, he or she should complete a Potential Conflict of Interest Form which identifies the potential conflict of interest and is used to document the review of the vote cast by the voting analyst.

For items 1 and 2 above (or any conflict of a personal nature), the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any conflict which involves WEDGE), two of the three Management Committee members must review and agree with the voting analyst's vote recommendation. The completed PCIF is attached to the voting materials and reviewed by the Proxy Department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on the ISS recommended votes, it is important that ISS have procedures in place to mitigate any potential conflicts of interest. The independence of ISS will be reviewed during each audit of the proxy process.

Proxy Voting Records As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records relating to proxy voting:
· The Proxy Policy
· Record of each vote cast on behalf of WEDGE's clients
· Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
· Each written client request for proxy voting records and WEDGE's written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at either address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via E-mail:
proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

Western Asset Management Company Western Asset Management Company Limited
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

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Responsibility and Oversight
The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority
At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering
Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy II-1 materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department. f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials. Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes. Recordkeeping Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset's policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.
e. A proxy log including: 1. Issuer name; 2. Exchange ticker symbol of the issuer's shares to be voted; 3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted; 4. A brief identification of the matter voted on; 5. Whether the matter was proposed by the issuer or by a shareholder of the issuer; 6. Whether a vote was cast on the matter; 7. A record of how the vote was cast; and 8. Whether the vote was cast for or against the recommendation of the issuer's management

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team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure
Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines
Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1 Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an

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offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization
The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S.stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

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4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

William Blair & Company, LLC
General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company's Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

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Part C

Other Information

Item 23. Exhibits *

*Documents that were previously filed as exhibits to various Post-Effective Amendments to the Registrant’s Registration Statement on Form N-1A (File Nos. 33-24962 and 811-5186) and that are incorporated herein by reference have the same exhibit numbers in such Post-Effective Amendments as referenced herein.

(a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement “), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(c) None.

(d)(1)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(1)(b) Amended Fee Schedule to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.

(d)(1)(c) Contractual investment management fee waiver relating to the AST Focus Four Plus Portfolio.  To be filed by subsequent amendment.

(d)(1)(d) Contractual investment management fee waiver relating to AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(2) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(3)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Money Market Portfolio. Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(3)(b) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(3)(c) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Prudential Investment Management, Inc. for the AST Bond Portfolio 2016 and AST Bond Portfolio 2020. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.

(d)(4) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(5)(a) Sub-advisory Agreement among American Skandia Investment Services Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(5)(b) Amendment to Sub-Advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(6) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(7) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(8) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(9) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(10)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(10)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(11) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(12) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and J. P. Morgan Investment Management, Inc. for the AST JPMorgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(13) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Hotchkis and Wiley Capital Management LLC for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(14) Sub-advisory Agreement among AST Investment Services, Incorporated and Eaton Vance Management LLC for the AST Large-Cap Value Portfolio. Filed herewith.

(d)(15) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(16) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(17)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(17)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(18) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(19)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(19)(b) Amendment to Sub-advisory Agreements among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Neuberger Berman Management, Inc. for each of the AST Neuberger Berman Mid-Cap Value Portfolio and the Neuberger Berman Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(20) Sub-advisory Agreement among AST Investment Services Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Small-Cap Growth Portfolio. Filed as an Exhibit to Past-Effective Amendment No. 62 to the Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(21) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Eagle Asset Management, Inc. for the AST Small-Cap Growth Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(d)(22) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(23) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(24) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(25) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST AllianceBernstein Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(26) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and WEDGE Capital Management, LLP for the AST Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(27) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(28)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(28)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(29) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(30) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d)(31) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(32) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(33) Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC for the AST AllianceBernstein Core Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(d)(34) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Balanced Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(35) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and First Trust Advisors, L.P. for the AST First Trust Capital Appreciation Target Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(d)(36) Amendment to Sub-advisory Agreements among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and First Trust Advisors, L.P. for each of the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(37)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(37)(b) Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(38) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(39) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(40) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(41)(a) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(41)(b) Amendment to Sub-Advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(42) Sub-advisory Agreement among AST Investment Services Inc., Prudential Investments LLC, Quantitative Management Associartes, LLC,  Prudential Investment Management, Inc., and Jennison Associates, LLC for the AST Advanced Strategies Portfolio. Filed Herewith.

(d)(43) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the AST High Yield Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(d)(44) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and UBS Global Asset Management (Americas), Inc. for the AST UBS Dynamic Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(45) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Federated MDTA LLC, for the AST Federated Aggressive Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(46) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC, for the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(47) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Thornburg Investment Management, Inc., for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(48) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(49) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Dreman Value Management LLC, for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(50) Amended and Restated Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Salomon Brothers Asset Management, and ClearBridge Advisors, LLC, for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(51) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(52) Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(d)(53) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and CLS Investment Firm, LLC for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio. To be filed by subsequent amendment.

(d)(54) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Horizon Investments, LLC for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio. Filed herewith.

(d)(55) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Niemann Capital Management, Inc. for the AST Niemann Capital Growth Asset Allocation Portfolio. Filed herewith.

(d)(56)(a) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(56)(b) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(57) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Prudential Real Estate Investors for the AST Global Real Estate Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(58) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Parametric Portfolio Associates LLC for the AST Parametric Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(59) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(60) Sub-advisory Agreement among AST Investment Services Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Neuberger Berman

Mid-Cap Value Portfolio (to be re-named as the AST Neuberger Berman / LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(61) Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and EARNEST Partners LLC for the AST Mid-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(d)(62) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and First Trust Advisors, L.P. for the AST Focus Four Plus Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(63)(a) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC and Schroder Investment Management North America Inc. for the AST Schroders Mutli-Asset World Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(63)(b) Sub-Subadvisory Agreement among Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), and Prudential Investments LLC for the AST Schroders Mutli-Asset World Strategies Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(64)(a) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Bache Asset Management, and Prudential Investment Management, Inc. for the AST Academic Strategies Asset Allocation Portfolio.  Filed herewith.

(d)(64)(b) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  F Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(64)(c) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Credit Suisse Securities (USA) LLC for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.

(d)(64)(d) Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Mellon Capital Management Corporation for the AST Academic Strategies Asset Allocation Portfolio.  Filed herewith.

(d)(64)(e) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and AlphaSimplex Group for the AST Academic Strategies Asset Allocation Portfolio.  Filed herewith.

(d)(64)(f) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio.  Filed herewith.

(d)(65)(a) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Balanced Asset Allocation Portfolios.  Filed herewith.

(d)(65)(b) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Aggressive Asset Allocation Portfolios.  Filed herewith.

(d)(65)(c) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Preservation Asset Allocation Portfolios.  Filed herewith.

(d)(65)(d) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Capital Growth Asset Allocation Portfolios.  Filed herewith.

(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(f) None.(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(g)(2) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund filed via EDGAR on June 29, 2005 (File No. 33-10649).

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(h)(1)(i) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(h)(1)(ii) Amendment dated Septermber 2, 2008 to Amended and Restated Transfer Agency and Service Agerement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.

(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(h)(3) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation, American Skandia Trust, American Skandia Investment Services, Incorporated, Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(4) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential  Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(5) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h)(6) Form of participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed herewith.

(i) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k) None.

(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(m) None.

(n) None.

(o) None.

(p)(1) Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495), and is incorporated herein by reference.

(p)(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Filed as an Exhibit to Exhibit (p)(2) to Post-Effective Amendment No. 49 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006, and is incorporated herein by reference.

(p)(3) Form of Code of Ethics of Alliance Capital Management L.P. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(4) Form of Code of Ethics of American Century Investment Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(5) Form of Code of Ethics of Cohen & Steers Capital Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(6) Form of Code of Ethics of Deutsche Asset Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 43 to Registration Statement, which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

(p)(7) Form of Code of Ethics of Federated Investment Counseling. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(8) Form of Code of Ethics of Federated Global Investment Management Corp. Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

(p)(9) Form of Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(p)(10) Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(p)(11) Form of Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(p)(12) Form of Code of Ethics of Lord, Abbett & Co. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(13) Form of Code of Ethics of Marsico Capital Management, LLC. Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

(p)(14) Form of Code of Ethics of Massachusetts Financial Services Company. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(15) Form of Code of Ethics of Neuberger Berman Management, Inc. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(p)(16) Form of Code of Ethics of Pacific Investment Management Company LLC. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(p)(17) Form of Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(18) Form of Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(p)(19) Form of Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(p)(20) Form of Code of Ethics of Eagle Asset Management. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(p)(21) Form of Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.

(p)(22) Form of Code of Ethics of First Trust Advisors, L.P. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(p)(23) Form of Code of Ethics of UBS Global Asset Management (Americas), Inc. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(24) Form of Code of Ethics of Thornburg Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(25) Form of Code of Ethics of ClearBridge Advisors, LLC. Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 55 to the Registration Statement of The Prudential Series Fund on Form N-1A (File No.2-80896) filed via EDGAR on April 27, 2007.

(p)(26) Form of Code of Ethics of Dreman Value Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(p)(27) Form of Code of Ethics of CLS Investment Firm, LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(28) Form of Code of Ethics of Horizon Investments, LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(29) Form of Code of Ethics of Niemann Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(30) Form of Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited. Filed herewith.

(p)(31) Form of Code of Ethics of Parametric Portfolio Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(32) Form of Code of Ethics of Quantitative Management Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(33) Form of Code of Ethics of WEDGE Capital Management LLP. Filed herewith.

(p)(34) Form of Code of Ethics of EARNEST Partners LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.

(p)(35) Form of Code of Ethics of Prudential Bache Asset Management. Filed herewith.

(p)(36) Form of Code of Ethics of Credit Suisse Securities (USA) LLC. Filed herewith.

(p)(37) Form of Code of Ethics of Mellon Capital Management Corporation. Filed herewith.

(p)(38) Form of Code of Ethics of AlphaSimplex Group, LLC. Filed herewith.

(p)(39) Form of Code of Ethics of Eaton Vance Management. Filed herewith.

(p)(40) Form of Code of Ethics of First Quadrant, L.P. Filed herewith.

(q) Powers of Attorney. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.

ITEM 24.	Persons Controlled By or Under Common Control with Registrant

Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”

ITEM 25.	Indemnification

Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested

Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.	Business and Other Connections of Investment Adviser

AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.

ITEM 27.	Principal Underwriter

Registrant’s shares are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.  The Trust has no principal underwriter or distributor.

ITEM 28.	Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Bank of New York Mellon Corp., 100 Wall Street, New York, New York, 10286. Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant’s corporate records are maintained at its offices at Gateway Center 3, 100 Mulberry Street, Newark NJ 07102.

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 23rd day of April, 2009.

ADVANCED SERIES TRUST

*By:	/s/Claudia DiGiacomo
Claudia DiGiacomo
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*STEPHEN PELLETIER	President (Principal Executive Officer) and Trustee
Stephen Pelletier

*GRACE C. TORRES	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres

*SAUL K. FENSTER	Trustee
Saul K. Fenster

*DELAYNE DEDRICK GOLD	Trustee
Delayne Dedrick Gold

*ROBERT F. GUNIA	Trustee and Vice President
Robert F. Gunia

*W. SCOTT MCDONALD, JR	Trustee
W. Scott McDonald, Jr.

*THOMAS T. MOONEY	Chairman and Trustee
Thomas T. Mooney

*THOMAS M. O’BRIEN	Trustee
Thomas M. O’Brien

*F. DON SCHWARTZ	Trustee
F. Don Schwartz

*By: /s/ Claudia DiGiacomo	Assistant Secretary, Attorney-in-fact	April 23, 2009
Claudia DiGiacomo

Advanced Series Trust

Exhibit Index

Item 23 Number	Exhibit
(d)(14)	Sub-advisory agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Eaton Vance Management LLC
(d)(42)

Sub-advisory Agreement among AST Investment Services Inc., Prudential Investments LLC, Quantitative Management Associartes, LLC, Prudential Investment Management, Inc. and Jennison Associates, LLC for the AST Advanced Strategies Portfolio

(d)(53)	Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and CLS Investment Firm, LLC for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio.
(d)(55)

Sub-advisory Agreement among AST Investment Services, Inc. (formerly, American Skandia Investment Services, Incorporated), Prudential Investments LLC and Niemann Capital Management, Inc. for the AST Niemann Capital Growth Asset Allocation Portfolio.

(d)(64)(a)

Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Bache Asset Management, and Prudential Investment Management, Inc. for the AST Academic Strategies Asset Allocation Portfolio

(d)(64)(d)

Sub-advisory Agreement among AST Investment Services, Incorporated (formerly, American Skandia Investment Services, Inc.), Prudential Investments LLC, and Mellon Capital Management Corporation for the AST Academic Strategies Asset Allocation Portfolio

(d)(64)(e)	Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and AlphaSimplex Group for the AST Academic Strategies Asset Allocation Portfolio
(d)(64)(f)	Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio
(d)(65)(a)

Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Balanced Asset Allocation Portfolios.

(d)(65)(b)

Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Aggressive Asset Allocation Portfolios.

(d)(65)(c)

Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Preservation Asset Allocation Portfolios.

(d)(65)(d)

Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Quantitative Management Associates LLC, Jennison Associates LLC, and Prudential Investment Management, Inc. for the AST Capital Growth Asset Allocation Portfolios.

(h)(6)

Form of participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC

(j)	Consent of Independent Registered Public Accounting Firm
(p)(30)	Form of Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited
(p)(33)	Form of Code of Ethics of Wedge Capital Management LLP
(p)(35)	Form of Code of Ethics of Prudential Bache Asset Management
(p)(36)	Form of Code of Ethics of Credit Suisse Securities (USA) LLC
(p)(37)	Form of Code of Ethics of Mellon Capital Management Corporation
(p)(38)	Form of Code of Ethics of AlphaSimplex Group, LLC.
(p)(39)	Form of Code of Ethics of Eaton Vance Management.
(p)(40)	Form of Code of Ethics of First Quadrant, L.P.